UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — September 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOLS
(CLASS A SHARES)

PAEAX: Growth Portfolio
PABAX: Balanced Portfolio
PACAX: Conservative Portfolio

Putnam Asset Allocation Funds

Annual report
9|30|10

A world of investing.℠

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Asset Allocation
Funds

Annual report
9 | 30 | 10

Message from the Trustees	1

About the funds	2

Performance snapshots	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	15

Terms and definitions	18

Trustee approval of management contract	19

Other information for shareholders	25

Financial statements	26

Federal tax information	227

Shareholder meeting results	228

About the Trustees	230

Officers	232

Message from the Trustees

Dear Fellow Shareholder:

Even in the midst of a challenging economic recovery, bright spots are emerging. U.S. corporate balance sheets are strong, with companies delivering healthy profits and holding record amounts of cash.

If there is a lesson to be gleaned from recent events, it is the easily overlooked risk of investors missing out on market surges, which can come swiftly. For example, U.S. stocks recorded their best September in 71 years. In today’s ever-changing investment environment, where markets can move quickly in either direction, we believe Putnam’s risk-focused, active-management approach is well suited for pursuing opportunities for our shareholders.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the funds

Portfolios for investors with different goals and appetites for risk

Putnam Asset Allocation Funds provide balanced diversification through three portfolios — Growth, Balanced, and Conservative — designed for investors with different goals and tolerance for risk. Each portfolio has a distinct objective and a target mix of stocks and bonds. The mix of holdings is rebalanced regularly as the funds’ managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. Spreading fund holdings across a variety of asset classes can help to smooth the ups and downs of the market.

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam’s asset allocation specialists create investment strategies for each fund. These strategies integrate the global perspective of experienced portfolio managers, flexible weightings of asset classes in accordance with their perceived attractiveness, and individual security analysis to add value within each asset class.

The managers also draw on the resources of Putnam’s global research group, which covers securities worldwide; on the recommendations of Putnam’s investment-style teams, which are based on in-depth analysis of specific market segments; and on input from the firm’s economists, market strategists, and currency specialists.

This comprehensive approach, incorporating the insights of many specialists, helps keep the portfolios true to their investment objectives in ever-changing market conditions.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The funds invest some or all of their assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Performance snapshots

Putnam Asset Allocation Funds

Class A share annualized total return (%) comparison as of 9/30/10

	Growth Portfolio		Balanced Portfolio		Conservative Portfolio
(inception dates)	(2/8/94)		(2/7/94)		(2/7/94)

	Before sales	After sales	Before sales	After sales	Before sales	After sales
	charge	charge	charge	charge	charge	charge

Annual average
(life of fund)	6.77%	6.39%	6.27%	5.89%	5.75%	5.37%

10 years	26.22	18.98	23.39	16.31	44.21	35.89
Annual average	2.36	1.75	2.12	1.52	3.73	3.11

5 years	10.93	4.55	12.89	6.44	18.74	11.90
Annual average	2.10	0.89	2.45	1.26	3.50	2.27

3 years	–13.50	–18.46	–5.84	–11.28	5.46	–0.61
Annual average	–4.72	–6.58	–1.99	–3.91	1.79	–0.20

1 year	10.98	4.63	12.62	6.14	11.57	5.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. See pages 5 and 10–15 for additional performance information. For a portion of the periods, the funds may have had expense limitations, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Jeffrey Knight

Jeff, it has been another solid year for bonds, with some ups and downs for stocks. How did the portfolios perform?

We are pleased to say that diversification and active management, two pillars of our approach, really made a difference in the past year. Bonds fared well for the year, and only began to weaken a bit in the past month. Stocks also posted gains, though they were very volatile in the second half of the year. Putnam Asset Allocation Funds’ class A shares outperformed their pure asset-class benchmarks as well as custom benchmarks that reflect each portfolio’s asset-class weightings. The Conservative Portfolio’s return of 11.57% was well ahead of the 8.16% gain of the all-bond Barclays Capital Aggregate Bond Index. Meanwhile, the Balanced Portfolio posted a 12.62% result versus the all-stock Russell 3000 Index return of 10.96%, and the Growth Portfolio registered 10.98% in the fiscal year.

How would you describe the market environment?

The U.S. equity market, as well as many international regions, have surged and corrected several times, taking a volatile path to modest returns. In the spring, the turmoil surrounding Europe’s debt crisis contributed to instability. However, the debt crisis does not explain the volatility, since equities have rallied even as the risk of a sovereign default remains significant. Volatility during the summer was attributed to worries of a double-dip recession. In September, however, came the declaration by the National Bureau of Economic Research [NBER] that the recession had ended in June 2009, and that the economy has been expanding since then.

Performance for bonds, with the exception of sovereign debt issued by nations such as Greece, Portugal, Ireland, and Spain, has been above average again in 2010, continuing the

This chart shows the performance of broad market indexes for the 12 months ended 9/30/10. See pages 4 and 10–15 for fund performance information. Index descriptions can be found on page 18.

rally that began in 2009. A wide range of mortgage-backed bonds have continued to recover from the unprecedented price levels that they reached during the global credit crisis of 2008. Meanwhile, cost-cutting during the recession has helped many companies generate near-record profits, which has, in turn, provided a boost to many corporate investment-grade and high-yield bonds. And for much of this year, inflation risk has dissipated. It has been a great environment for bonds, although that might be changing, with yields near record lows and the Fed likely to introduce new expansionary monetary policy.

Why was diversification an advantage for the funds?

It has been very beneficial to have holdings in a variety of fixed-income sectors. Fortunately, when equity prices have fallen, bonds have generally performed well. It has also been an advantage to be invested across mortgage-backed and corporate fixed-income sectors, where performance has been more consistent than in government sectors. Treasuries have been sensitive to changes in inflation expectations. Early in 2010, investors feared inflation, and more recently, Treasuries have reacted to expectations of renewed monetary policy easing by the Fed. Another type of diversification involves the investments in emerging markets found in the Balanced Portfolio and Growth Portfolio. Emerging markets have much more attractive growth prospects and less debt overhang than many developed markets.

Did you have any other strategies to reduce volatility?

To a degree, the funds use derivatives with the goals of managing exposures, reducing risk, and, in some instances, enhancing returns. Prominent examples in the period included futures contracts that helped to manage market exposures and hedge prepayment and interest-rate risk in the bond market. For the last two risks, as well as to manage credit risk, we also use options and swap contracts. To hedge foreign exchange risk, the funds have bought forward currency contracts.

This chart shows how the fund’s top investment strategy weightings have changed over the past six months. Weightings are shown as a percentage of net assets and may not reflect the underlying security-specific sector risks within the fund. Holdings will vary over time.

Let’s look at the funds one by one, starting with the Growth Portfolio.

With its large equity weighting, the Growth Portfolio experienced more volatility than the other portfolios, but thanks to security selection across both the equity and fixed-income allocations, its results were in line with the Russell 3000 Index. Highlights in this portfolio included the impressive performance of certain emerging-market stocks for the year, and stock selection in areas such as small-cap value stocks and in some of our thematic equity strategies. As an example, the portfolio owned a number of stocks benefiting from the Internet-based “cloud” computing trend. Among the disappointments, the fund’s holdings in developed-market equities detracted from performance.

What were the themes for the Balanced Portfolio?

The Balanced Portfolio had the best results of the three portfolios. The fixed-income and equity allocations contributed similar relatively robust results, and we reduced the equity weighting in the second half of the year as volatility increased, and harnessed more power from the fixed-income side. That tactic, as well as a smaller developed-market equity position, explains how the Balanced Portfolio could outperform the Growth Portfolio. Within the fixed-income allocation, a combination of strategies in mortgage-backed sectors helped performance, as did exposure to high-yield corporate bonds and emerging markets. High-yield bonds benefited from improvements in corporate fundamentals as profits recovered, and default rates have been steadily falling.

The Conservative Portfolio has a strategic emphasis on bonds. How did this fare?

Much of the portfolio’s performance came from the fund’s structured and securitized

This chart shows how the fund’s top investment strategy weightings have changed over the past six months. Weightings are shown as a percentage of net assets and may not reflect the underlying security-specific sector risks within the fund. Holdings will vary over time.

mortgage-backed holdings. Commercial mortgage-backed securities, backed by what we considered high-quality commercial real estate assets, continued to appreciate. We also pursued a strategy with mortgages backed by government agencies that benefited from the low rate of mortgage prepayments in the past year. With many home mortgages under water and banks reluctant to lend, prepayments have been slow, and the interest payments on existing mortgages have extended. In a third area, the portfolio held non-agency mortgages that we also obtained at very attractive valuations. These benefited from the stabilization of housing prices this year.

Can you comment on your decision to increase the dividend rate for the Balanced Portfolio in June and for the Conservative Portfolio last April?

Bond investments in both portfolios generated a greater stream of income for shareholders, in part because we increased the allocation to bonds relative to stocks during the fiscal year. We raised the Balanced Portfolio’s quarterly dividend from $0.069 per class A share to $0.073, and the Conservative Portfolio’s class A share monthly dividend from $0.024 to $0.026. The increases for other share classes vary.

What is your outlook for the markets and for the portfolios?

September marked the first month that equities were able to rally in the face of intensified concerns about sovereign debt. Such resilience is reassuring. We believe the upward momentum can continue. Our indicators suggest that U.S. equities remain fairly, but not excessively, valued in absolute terms, and that they compare favorably with bonds in relative terms. Equities still face head winds, but on balance we believe these factors point to higher market levels through the end of 2010. At present the cost of debt is below the cost of equity for many firms, so their managements may decide to issue debt and use the proceeds to buy back stock. Access to ultra-cheap debt funding may also fuel greater corporate buyout and acquisition

This chart shows how the fund’s top investment strategy weightings have changed over the past six months. Weightings are shown as a percentage of net assets and may not reflect the underlying security-specific sector risks within the fund. Holdings will vary over time.

activity. In addition, we still find emerging markets attractive on a longer-term basis because of faster economic growth and lesser vulnerability to financial dislocations.

We also believe that many opportunities available in the fixed-income market today remain attractive. Credit spreads are still extremely attractive by historic norms in many market segments. That is especially true in securitized sectors such as agency collateralized mortgage obligations [CMOs], non-agency residential mortgages, super-senior commercial mortgages, and corporate high-yield bonds. Accordingly, we have added modest exposure to non-agency mortgage credit, an area benefiting from growing signs of stabilization and recovery, as well as to corporate high-yield bonds. We think there will be strong investor demand for such securities, as a weak housing market and a weak labor market will limit economic growth.

Jeff, thanks for reviewing the Asset Allocation Funds today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Putnam Asset Allocation: Growth Portfolio, Balanced Portfolio, and Conservative Portfolio are series of Putnam Asset Allocation Funds, a registered investment company.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

With the pace of recovery slowing, the Federal Open Market Committee (FOMC) said that additional monetary policy easing may be necessary “before long.” According to the FOMC’s minutes from its September 21 meeting, several members noted that unless the pace of economic recovery strengthened, they “would consider taking appropriate action soon.” Members of the rate-setting FOMC viewed recent growth and inflation trends as unsatisfactory. Fed officials focused their discussion on a second round of buying U.S. Treasuries, also known as quantitative easing. The purchases are seen as a way to keep the economy from heading into a period of declining inflation and slow growth.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Growth Portfolio

Fund performance Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/14/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.77%	6.39%	5.99%	5.99%	5.94%	5.94%	6.24%	6.01%	6.49%	7.04%

10 years	26.22	18.98	17.16	17.16	17.02	17.02	20.09	15.86	22.78	29.23
Annual average	2.36	1.75	1.60	1.60	1.58	1.58	1.85	1.48	2.07	2.60

5 years	10.93	4.55	6.96	5.00	6.84	6.84	8.17	4.36	9.17	12.15
Annual average	2.10	0.89	1.35	0.98	1.33	1.33	1.58	0.86	1.77	2.32

3 years	–13.50	–18.46	–15.32	–17.66	–15.41	–15.41	–14.71	–17.70	–14.38	–12.89
Annual average	–4.72	–6.58	–5.39	–6.27	–5.43	–5.43	–5.17	–6.29	–5.04	–4.50

1 year	10.98	4.63	10.18	5.18	10.05	9.05	10.41	6.58	10.60	11.24

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,716 and $11,702, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,586 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,278 and $12,923, respectively.

Fund price and distribution information For the 12-month period ended 9/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.485		$0.406	$0.413	$0.439		$0.469	$0.510

Capital gains	—		—	—	—		—	—

Total	$0.485		$0.406	$0.413	$0.439		$0.469	$0.510

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/09	$11.03	$11.70	$10.85	$10.66	$10.86	$11.25	$10.88	$11.12

9/30/10	11.72	12.44	11.52	11.29	11.52	11.94	11.53	11.82

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Balanced Portfolio

Fund performance Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/5/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.27%	5.89%	5.49%	5.49%	5.44%	5.44%	5.76%	5.54%	5.99%	6.54%

10 years	23.39	16.31	14.70	14.70	14.51	14.51	17.42	13.32	20.00	26.62
Annual average	2.12	1.52	1.38	1.38	1.36	1.36	1.62	1.26	1.84	2.39

5 years	12.89	6.44	9.04	7.14	8.75	8.75	10.20	6.34	11.35	14.31
Annual average	2.45	1.26	1.75	1.39	1.69	1.69	1.96	1.24	2.17	2.71

3 years	–5.84	–11.28	–7.77	–10.24	–7.92	–7.92	–7.20	–10.44	–6.60	–5.10
Annual average	–1.99	–3.91	–2.66	–3.54	–2.71	–2.71	–2.46	–3.61	–2.25	–1.73

1 year	12.62	6.14	11.80	6.80	11.79	10.79	12.08	8.11	12.32	12.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,470 and $11,451 respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,332 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,000 and $12,662, respectively.

Fund price and distribution information For the 12-month period ended 9/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.555		$0.475	$0.479	$0.504		$0.531	$0.579

Capital gains	—		—	—	—		—	—

Total	$0.555		$0.475	$0.479	$0.504		$0.531	$0.579

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/09	$9.82	$10.42	$9.78	$9.65	$9.81	$10.17	$9.77	$9.83

9/30/10	10.47	11.11	10.43	10.28	10.46	10.84	10.41	10.49

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Conservative Portfolio

Fund performance Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/14/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	5.75%	5.37%	4.96%	4.96%	4.94%	4.94%	5.21%	4.98%	5.60%	6.02%

10 years	44.21	35.89	33.63	33.63	33.71	33.71	36.70	31.90	43.26	48.11
Annual average	3.73	3.11	2.94	2.94	2.95	2.95	3.18	2.81	3.66	4.01

5 years	18.74	11.90	14.74	12.79	14.55	14.55	15.94	11.83	18.73	20.81
Annual average	3.50	2.27	2.79	2.44	2.75	2.75	3.00	2.26	3.49	3.85

3 years	5.46	–0.61	3.48	0.70	3.07	3.07	4.04	0.44	5.41	6.63
Annual average	1.79	–0.20	1.15	0.23	1.01	1.01	1.33	0.15	1.77	2.16

1 year	11.57	5.21	10.85	5.85	10.62	9.62	11.00	7.10	11.55	11.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,363 and $13,371, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,190 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,326 and $14,811, respectively.

Fund price and distribution information For the 12-month period ended 9/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.487		$0.423	$0.423	$0.443		$0.463	$0.511

Capital gains	—		—	—	—		—	—

Total	$0.487		$0.423	$0.423	$0.443		$0.463	$0.511

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/09	$8.60	$9.12	$8.54	$8.53	$8.53	$8.84	$8.75	$8.62

9/30/10	9.08	9.63	9.02	8.99	9.00	9.33	9.27	9.10

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Comparative index returns For periods ended 9/30/10

			Lipper Mixed-Asset	Lipper Mixed-Asset	Lipper Mixed-Asset
	Barclays Capital		Target Allocation	Target Allocation	Target Allocation
	Aggregate	Russell 3000	Growth Funds	Moderate Funds	Conservative Funds
	Bond Index	Index	category average*	category average†	category average‡

Annual average
(life of fund)	6.38%	7.55%	6.64%	6.21%	5.01%

10 years	86.17	0.95	25.48	34.44	43.71
Annual average	6.41	0.09	2.16	2.88	3.59

5 years	35.09	4.66	11.69	14.68	18.60
Annual average	6.20	0.92	2.20	2.72	3.42

3 years	23.95	–18.51	–9.85	–4.62	4.73
Annual average	7.42	–6.59	–3.44	–1.62	1.49

1 year	8.16	10.96	9.34	9.26	9.35

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/10, there were 561, 498, 407, 202, and 69 funds, respectively, in this Lipper category.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/10, there were 500, 450, 372, 185, and 40 funds, respectively, in this Lipper category.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/10, there were 452, 384, 282, 83, and 14 funds, respectively, in this Lipper category.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio

Total annual operating expenses for the fiscal year
ended 9/30/09*	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

Annualized expense ratio for the six-month period
ended 9/30/10†	1.19%	1.94%	1.94%	1.69%	1.44%	0.94%

Balanced Portfolio

Total annual operating expenses for the fiscal year
ended 9/30/09‡	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Annualized expense ratio for the six-month period
ended 9/30/10†	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Conservative Portfolio

Total annual operating expenses for the fiscal year
ended 9/30/09‡	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Annualized expense ratio for the six-month period
ended 9/30/10†	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Reflects projected expenses under a new management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each of the three Putnam Asset Allocation Funds from April 1, 2010, to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio

Expenses paid per $1,000*†	$5.98	$9.73	$9.73	$8.48	$7.23	$4.73

Ending value (after expenses)	$1,004.30	$1,000.90	$1,000.00	$1,001.70	$1,002.60	$1,006.00

Balanced Portfolio

Expenses paid per $1,000*†	$5.67	$9.45	$9.44	$8.19	$6.93	$4.41

Ending value (after expenses)	$1,018.30	$1,015.40	$1,014.80	$1,016.70	$1,017.20	$1,020.40

Conservative Portfolio

Expenses paid per $1,000*†	$5.45	$9.26	$9.25	$7.99	$6.72	$4.18

Ending value (after expenses)	$1,031.30	$1,029.00	$1,026.70	$1,028.90	$1,031.60	$1,032.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2010, use the following calculation method. To find the value of your investment on April 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio

Expenses paid per $1,000*†	$6.02	$9.80	$9.80	$8.54	$7.28	$4.76

Ending value (after expenses)	$1,019.10	$1,015.34	$1,015.34	$1,016.60	$1,017.85	$1,020.36

Balanced Portfolio

Expenses paid per $1,000*†	$5.67	$9.45	$9.45	$8.19	$6.93	$4.41

Ending value (after expenses)	$1,019.45	$1,015.69	$1,015.69	$1,016.95	$1,018.20	$1,020.71

Conservative Portfolio

Expenses paid per $1,000*†	$5.42	$9.20	$9.20	$7.94	$6.68	$4.15

Ending value (after expenses)	$1,019.70	$1,015.94	$1,015.94	$1,017.20	$1,018.45	$1,020.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the  first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that each fund ranked in the following percentiles in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

	Effective		Pro forma effective
	management fee	Total expense	management fee
	(percentile rank)	(percentile rank)	(percentile rank)

Putnam Asset Allocation: Balanced Portfolio	48th	34th	17th

Putnam Asset Allocation: Conservative Portfolio	69th	75th	31st

Putnam Asset Allocation: Growth Portfolio	41st	59th	41st

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

	One-year	Three-year	Five-year
	period rank	period rank	period rank
	(# of funds	(# of funds	(# of funds
	in category)	in category)	in category)

Putnam Asset Allocation: Balanced Portfolio	2nd	79th	56th
Lipper Mixed-Asset Target Allocation Moderate Funds	(509)	(412)	(311)

Putnam Asset Allocation: Conservative Portfolio	7th	64th	51st
Lipper Mixed-Asset Target Allocation Conservative Funds	(441)	(361)	(231)

Putnam Asset Allocation: Growth Portfolio	5th	83rd	35th
Lipper Mixed-Asset Target Allocation Growth Funds	(649)	(549)	(442)

(When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of Putnam Asset Allocation: Balanced Portfolio and Putnam Asset Allocation Growth Portfolio’s 4th quartile performance for the three-year period ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance. The Trustees also considered that Putnam Management has taken the following actions:

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated

their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2010, Putnam employees had approximately $319,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Asset Allocation Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (Growth Portfolio, Balanced Portfolio and Conservative Portfolio) constituting the Putnam Asset Allocation Funds (the “Trust”) at September 30, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2010

The funds’ portfolios 9/30/10

COMMON STOCKS*	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Basic materials		4.1%		3.0%		2.2%
Acciona SA (Spain)	3,183	$269,016	2,666	$225,321	1,524	$128,803

Agrium, Inc. (Canada)	4,251	319,332	3,160	237,377	2,616	196,512

Akzo Nobel NV (Netherlands)	2,774	171,239	2,028	125,189	1,658	102,348

Albemarle Corp.	43,775	2,049,108	33,121	1,550,394	18,859	882,790

AMCOL International Corp.	6,722	176,049	5,368	140,588	3,353	87,815

Ameron International Corp.	3,002	204,016	2,515	170,919	1,437	97,659

Andersons, Inc. (The)	23,179	878,484	15,989	605,983	8,225	311,728

Anglo Platinum Ltd.
(South Africa) †	6,170	584,796	—	—	—	—

Arafura Resources, Ltd.
(Australia) †	66,674	72,855	53,244	58,180	33,254	36,337

ArcelorMittal (France)	32,555	1,072,865	16,320	537,833	7,055	232,501

Austevoll Seafood ASA (Norway)	28,828	185,493	24,111	155,142	13,919	89,562

Avalon Rare Metals, Inc. (Canada) †	16,701	57,203	13,337	45,681	8,329	28,528

BASF SE (Germany)	4,086	257,803	2,933	185,055	2,509	158,303

BBMG Corp. (China)	320,500	450,254	62,000	87,101	51,000	71,647

BHP Billiton, Ltd. (Australia)	60,308	2,269,147	30,088	1,132,090	13,974	525,785

Boise, Inc. †	32,562	211,327	22,014	142,871	10,208	66,250

Broadwind
Energy, Inc. † SG SB SC	31,554	59,006	25,160	47,049	16,334	30,545

Cameco Corp. (Canada)	3,544	98,275	2,813	78,004	1,749	48,500

Canada Lithium Corp. (Canada) †	60,798	39,045	48,552	31,181	30,324	19,474

Carillion PLC (United Kingdom)	90,857	447,635	66,798	329,101	54,966	270,807

Century Aluminum Co. †	9,003	118,570	5,877	77,400	2,811	37,021

China Green Holdings, Ltd. (China)	222,000	214,594	162,000	156,595	132,000	127,596

China National Building
Material Co., Ltd. (China)	268,000	627,959	—	—	—	—

China National
Materials Co., Ltd. (China)	1,491,000	1,241,403	170,000	141,542	138,000	114,898

China Rare Earth
Holdings, Ltd. (China) †	176,000	75,991	140,000	60,447	88,000	37,995

China Shanshui Cement
Group, Ltd. (China)	1,330,000	815,946	—	—	—	—

Clearwater Paper Corp. †	5,302	403,376	3,527	268,334	1,670	127,054

Coeur d’Alene Mines Corp. †	8,691	173,125	5,674	113,026	2,712	54,023

Compagnie de
Saint-Gobain (France)	5,130	228,331	3,749	166,864	3,054	135,930

Cytec Industries, Inc.	26,700	1,505,346	20,000	1,127,600	11,200	631,456

Denison Mines Corp. (Canada) †	21,000	34,329	18,300	29,915	9,700	15,857

Elementos, Ltd. (Australia) †	3,980	847	3,178	676	1,984	422

Energy Resources of
Australia, Ltd. (Australia)	3,992	51,342	3,388	43,573	1,936	24,899

Extract Resources, Ltd.
(Australia) †	5,847	34,546	4,693	27,728	2,917	17,235

Ferro Corp. †	43,369	559,026	28,784	371,026	13,771	177,508

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Basic materials cont.
Fletcher Building, Ltd.
(New Zealand)	81,170	$480,925	41,652	$246,784	17,251	$102,211

FMC Corp.	1,133	77,509	905	61,911	565	38,652

Freeport-McMoRan
Copper & Gold, Inc. Class B	54,000	4,611,060	40,600	3,466,834	22,600	1,929,814

Fufeng Group, Ltd. (Hong Kong)	124,000	88,059	90,000	63,914	72,000	51,131

Hawkins, Inc.	4,015	142,211	2,714	96,130	1,292	45,763

Hecla Mining Co. † SG SB SC	24,182	152,830	15,786	99,768	7,547	47,697

HeidelbergCement AG (Germany)	5,717	275,669	3,745	180,581	3,264	157,387

Hitachi Chemical Co., Ltd. (Japan)	49,100	917,350	24,500	457,741	10,600	198,043

Hochtief AG (Germany)	4,245	367,806	3,108	269,291	2,503	216,871

Horsehead Holding Corp. †	36,267	357,955	24,423	241,055	11,264	111,176

HQ Sustainable Maritime
Industries, Inc. †	8,221	24,745	6,876	20,697	3,969	11,947

Impregilo SpA (Italy) †	77,887	232,138	65,248	194,468	37,281	111,114

Innophos Holdings, Inc.	10,366	343,115	6,693	221,538	3,213	106,350

Insituform Technologies, Inc. †	9,515	230,073	7,971	192,739	4,555	110,140

International Flavors &
Fragrances, Inc.	34,200	1,659,384	25,700	1,246,964	14,300	693,836

JFE Holdings, Inc. (Japan)	15,700	480,658	8,000	244,921	3,300	101,030

KapStone Paper and
Packaging Corp. †	29,118	353,493	19,272	233,962	9,137	110,923

Koninklijke DSM
NV (Netherlands)	19,373	993,079	9,892	507,074	4,410	226,061

Koppers Holdings, Inc.	18,245	490,243	12,087	324,778	5,763	154,852

Lanxess AG (Germany)	9,429	516,909	6,958	381,446	5,689	311,878

Layne Christensen Co. †	11,402	295,198	9,552	247,301	5,458	141,308

Lithium Corp. †	24,392	6,220	19,478	4,967	12,165	3,102

Lubrizol Corp. (The)	22,600	2,394,922	17,000	1,801,490	9,500	1,006,715

Lynas Corp., Ltd. (Australia) †	91,710	121,053	70,440	92,978	45,837	60,503

LyondellBasell Industries
NV Class A (Netherlands) †	6,595	157,621	6,595	157,621	4,946	118,209

LyondellBasell Industries NV
Class B (Netherlands) †	2,516	60,007	2,516	60,007	2,012	47,986

MeadWestvaco Corp.	71,565	1,744,755	53,777	1,311,083	29,911	729,230

Mechel ADR (Russia)	20,539	511,421	—	—	—	—

Minerals Technologies, Inc.	11,900	701,148	7,909	465,998	3,769	222,069

Mitsui Chemicals, Inc. (Japan)	785,000	2,118,060	392,000	1,057,681	181,000	488,368

Mitsui Mining & Smelting
Co., Ltd. (Japan)	345,000	988,788	170,000	487,229	77,000	220,686

Molycorp, Inc. †	2,608	73,780	2,068	58,504	1,357	38,390

Neenah Paper, Inc.	6,729	102,281	4,545	69,084	2,179	33,121

Neo Material Technologies, Inc.
(Canada) †	7,600	36,384	6,100	29,203	4,000	19,150

NewMarket Corp.	1,699	193,142	1,149	130,618	540	61,387

Nitto Denko Corp. (Japan)	12,400	485,502	7,500	293,650	4,900	191,852

Northwest Pipe Co. †	3,859	67,533	3,233	56,578	1,847	32,323

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Basic materials cont.
OM Group, Inc. †	15,161	$456,649	10,048	$302,646	4,838	$145,721

OneSteel, Ltd. (Australia)	326,082	923,891	160,379	454,403	70,143	198,737

Orocobre, Ltd. (Australia) †	16,083	31,882	12,843	25,459	8,021	15,900

Paladin Energy, Ltd. (Australia) †	24,074	83,574	20,390	70,785	11,650	40,443

Pescanova SA (Spain)	4,882	156,160	4,083	130,603	2,356	75,361

PPG Industries, Inc.	41,800	3,043,040	31,400	2,285,920	17,500	1,274,000

Quaker Chemical Corp.	3,930	127,961	2,655	86,447	1,242	40,440

Quest Uranium Corp. (Canada) †	12,397	53,800	9,900	42,964	6,183	26,833

Rare Element Resources,
Ltd. (Canada) †	8,661	74,163	6,916	59,220	4,319	36,983

Rayonier, Inc. R	60,300	3,022,236	45,300	2,270,436	25,200	1,263,024

Reliance Steel & Aluminum Co.	5,682	235,973	3,706	153,910	1,832	76,083

Rio Tinto PLC (United Kingdom)	55,021	3,217,484	29,021	1,697,072	15,486	905,581

Rio Tinto, Ltd. (Australia)	72,498	5,382,004	42,174	3,130,854	25,647	1,903,946

Rock-Tenn Co. Class A	8,191	407,994	5,515	274,702	2,585	128,759

Rockwood Holdings, Inc. †	2,389	75,182	1,908	60,045	1,191	37,481

Sigma-Aldrich Corp.	1,273	76,864	1,016	61,346	635	38,341

Sociedad Quimica y
Minera de Chile SA ADR (Chile)	1,647	79,451	1,315	63,436	821	39,605

Stepan Co.	2,778	164,208	1,873	110,713	882	52,135

STR Holdings, Inc. † SG SB SC	3,484	75,045	2,796	60,226	1,738	37,437

Syngenta AG (Switzerland)	3,330	828,471	2,430	604,560	1,995	496,336

Tantalus Rare Earths
AG (Germany) †	314	11,554	250	9,199	156	5,740

Teck Resources, Ltd.
Class B (Canada)	23,500	967,714	17,200	708,285	14,000	576,511

Thompson Creek Metals
Co., Inc. (Canada) †	13,237	142,695	8,649	93,236	4,177	45,028

TSRC Corp. (Taiwan)	508,000	783,752	57,000	87,941	46,000	70,970

UEX Corp. (Canada) †	29,500	28,992	25,700	25,257	13,700	13,464

Umicore NV/SA (Belgium)	11,407	493,399	5,597	242,093	2,559	110,687

Uranium One, Inc. (Canada) †	21,390	72,223	18,070	61,013	10,325	34,862

USEC, Inc. †	10,560	54,806	8,709	45,200	4,977	25,831

Vale SA ADR (Preference) (Brazil)	84,685	2,350,009	12,900	357,975	10,400	288,600

Vale SA ADR (Brazil)	58,857	1,840,458	—	—	—	—

Vallourec SA (France)	6,391	635,255	4,681	465,284	3,748	372,545

Vedanta Resources PLC
(United Kingdom)	12,334	419,653	9,026	307,101	7,457	253,717

voestalpine AG (Austria)	45,729	1,685,417	22,862	842,616	10,262	378,223

W.R. Grace & Co. †	41,365	1,155,738	27,232	760,862	12,924	361,097

Western Lithium Canada
Corp. (Canada) †	22,107	24,092	17,654	19,240	11,026	12,016

Xstrata PLC (United Kingdom)	50,073	958,471	36,457	697,841	30,251	579,049

		68,950,965		40,215,263		23,100,549

Capital goods		3.8%		3.0%		2.2%
Abengoa SA (Spain)	5,029	127,455	3,991	101,148	2,656	67,314

ACCO Brands Corp. †	25,972	149,339	16,977	97,618	8,205	47,179

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Capital goods cont.
Aecom Technology Corp. †	12,577	$305,118	10,536	$255,603	6,020	$146,045

Aisin Seiki Co., Ltd. (Japan)	45,300	1,414,572	24,700	771,301	14,400	449,665

Alamo Group, Inc.	6,998	156,265	4,568	102,003	2,185	48,791

Alstom SA (France)	5,203	265,575	3,808	194,371	3,044	155,374

Altra Holdings, Inc. †	20,857	307,224	13,906	204,835	6,538	96,305

Amada Co., Ltd. (Japan)	26,000	178,343	19,000	130,327	15,000	102,890

Applied Industrial
Technologies, Inc.	17,461	534,307	11,557	353,644	5,535	169,371

ArvinMeritor, Inc. †	37,640	584,926	24,753	384,662	11,856	184,242

AZZ, Inc.	5,518	236,391	3,793	162,492	1,706	73,085

Bharat Heavy Electricals,
Ltd. (India)	10,916	602,099	—	—	—	—

BHI Co., Ltd. (South Korea)	17,701	412,933	—	—	—	—

Bio-Treat Technology,
Ltd. (China) †	678,000	41,242	536,000	32,605	308,000	18,736

Bucyrus International, Inc.
Class A	644	44,661	539	37,380	335	23,232

Calgon Carbon Corp. †	7,444	107,938	6,236	90,422	3,563	51,664

Canon, Inc. (Japan)	58,250	2,720,755	32,800	1,532,030	19,400	906,140

Capstone Turbine Corp. †	137,215	105,944	121,400	93,733	69,725	53,835

China High Speed Transmission
Equipment Group Co.,
Ltd. (China)	243,000	527,413	61,000	132,396	40,000	86,817

China Ming Yang Wind Power
Group, Ltd. ADS (China) †	20,987	293,818	3,929	55,006	3,263	45,682

CLARCOR, Inc.	3,731	144,129	3,126	120,757	1,786	68,993

Conergy AG (Germany) † SG SB SC	50,305	41,034	41,534	33,879	23,731	19,357

Daelim Industrial Co., Ltd.
(South Korea)	14,815	1,096,589	—	—	—	—

Darling International, Inc. †	10,884	92,732	8,680	73,954	5,635	48,010

Doosan Heavy Industries and
Construction Co., Ltd.
(South Korea)	18,527	1,379,471	4,865	362,235	2,780	206,991

Dover Corp.	70,437	3,677,516	52,958	2,764,937	29,476	1,538,942

DXP Enterprises, Inc. †	10,301	195,513	6,956	132,025	3,191	60,565

Ebara Corp. (Japan) †	89,000	394,891	75,000	332,774	43,000	190,790

EMCOR Group, Inc. †	24,637	605,824	16,326	401,456	7,774	191,163

Emerson Electric Co.	91,025	4,793,377	68,349	3,599,258	38,117	2,007,241

Energy Conversion Devices, Inc. †	7,236	36,325	5,726	28,745	3,559	17,866

Energy Recovery, Inc. † SB SC	19,294	69,265	16,163	58,025	9,235	33,154

EnergySolutions, Inc.	9,878	49,686	8,106	40,773	4,631	23,294

EnPro Industries, Inc. †	5,393	168,693	3,531	110,450	1,672	52,300

European Aeronautic Defense and
Space Co. (France) †	9,336	232,983	6,818	170,145	5,623	140,324

Exide Technologies †	22,929	109,830	19,530	93,549	11,159	53,452

Franklin Electric Co., Inc.	4,006	132,839	3,356	111,285	1,918	63,601

Fuel Systems
Solutions, Inc. † SG SB SC	8,342	326,256	5,870	229,576	3,065	119,872

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Capital goods cont.
Fuel Tech, Inc. † SG SB SC	16,364	$102,602	13,546	$84,933	7,740	$48,530

Fuji Electric Holdings Co.,
Ltd. (Japan)	357,000	937,558	177,000	464,840	77,000	202,218

Fushi Copperweld,
Inc. (China) †	11,708	101,743	7,920	68,825	3,673	31,918

Gamesa Corp Tecnologica
SA (Spain) †	24,753	173,380	19,768	138,463	12,826	89,838

General Dynamics Corp.	3,315	208,215	2,647	166,258	1,653	103,825

GLV, Inc. Class A (Canada) †	11,339	84,626	9,499	70,894	5,428	40,511

Gorman-Rupp Co. (The)	6,477	178,506	5,426	149,541	3,100	85,436

GrafTech International, Ltd. †	10,135	158,410	6,839	106,894	3,188	49,828

Graham Packaging Co., Inc. †	22,644	267,652	15,044	177,820	7,039	83,201

GUD Holdings, Ltd. (Australia)	10,411	97,453	8,723	81,652	4,984	46,653

Harbin Electric, Inc.
(China) † SG SB SC	7,946	142,154	5,367	96,016	2,465	44,099

Hyflux, Ltd. (Singapore)	55,000	130,061	46,000	108,778	26,000	61,483

Hyundai Mobis (South Korea)	3,438	774,888	—	—	—	—

Insteel Industries, Inc.	11,028	99,031	7,443	66,838	3,567	32,032

International Mining Machinery
Holdings, Ltd. (China) †	111,500	105,337	—	—	—	—

ITT Corp.	4,955	232,043	4,151	194,391	2,372	111,081

JinkoSolar Holding Co., Ltd. ADR
(China) † SG SB SC	2,680	84,715	2,136	67,519	1,386	43,811

Joy Global, Inc.	1,239	87,126	1,012	71,164	579	40,715

Koito Manufacturing Co.,
Ltd. (Japan)	11,000	168,845	8,000	122,797	6,000	92,097

Kurita Water Industries,
Ltd. (Japan)	6,300	175,046	5,300	147,261	3,000	83,355

L-3 Communications
Holdings, Inc.	47,750	3,450,893	35,987	2,600,780	20,129	1,454,723

Legrand SA (France)	21,622	731,733	11,040	373,617	4,625	156,520

Lindsay Corp. SG SB SC	3,606	156,212	3,021	130,870	1,726	74,770

LMI Aerospace, Inc. †	9,626	153,246	6,261	99,675	3,060	48,715

Lockheed Martin Corp.	54,044	3,852,256	40,743	2,904,161	22,795	1,624,828

Lonking Holdings, Ltd. (China)	1,050,000	1,060,982	315,000	318,295	260,000	262,719

LS Corp. (South Korea)	1,753	179,874	1,309	134,315	1,079	110,715

MAN AG (Germany)	2,615	285,217	1,910	208,323	1,571	171,348

Met-Pro Corp.	3,835	38,695	3,457	34,881	1,847	18,636

Mitsubishi Electric Corp. (Japan)	393,000	3,383,787	220,000	1,894,232	128,000	1,102,099

MTU Aero Engines Holding
AG (Germany)	2,481	141,883	1,817	103,910	1,455	83,208

Mueller Water Products, Inc.
Class A	32,733	98,854	27,421	82,811	15,668	47,317

NACCO Industries, Inc. Class A	1,255	109,674	848	74,107	396	34,606

Nalco Holding Co.	72,013	1,815,448	55,026	1,387,205	30,772	775,762

NHK Spring Co., Ltd. (Japan)	60,000	497,182	30,000	248,591	13,000	107,723

Orascom Construction
Industries (Egypt)	8,512	374,316	6,346	279,066	4,841	212,883

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Capital goods cont.
Organo Corp. (Japan)	9,000	$57,417	8,000	$51,037	4,000	$25,519

Parker Hannifin Corp.	53,700	3,762,222	40,400	2,830,424	22,500	1,576,350

Pentair, Inc.	10,207	343,261	8,551	287,570	4,886	164,316

Phoenix Solar AG (Germany)	1,485	53,233	1,176	42,156	783	28,068

Polypore International, Inc. †	3,797	114,518	2,565	77,360	1,221	36,825

Powell Industries, Inc. †	5,029	156,502	3,392	105,559	1,605	49,948

Prysmian SpA (Italy)	9,881	180,608	7,308	133,578	6,155	112,503

Quantum Fuel
Systems Technologies
Worldwide, Inc. † SG SB SC	81,016	40,508	65,031	32,516	40,424	20,212

Raser Technologies, Inc. † SG SB SC	77,542	18,308	64,104	15,135	39,848	9,408

Raytheon Co.	83,745	3,827,984	63,057	2,882,335	35,353	1,615,986

Regal-Beloit Corp.	34,200	2,007,198	25,700	1,508,333	14,300	839,267

Roper Industries, Inc.	5,722	372,960	4,793	312,408	2,739	178,528

Samsung Heavy Industries Co., Ltd.
(South Korea)	23,470	620,584	—	—	—	—

Satcon Technology Corp. †	18,600	69,936	14,800	55,648	9,700	36,472

SembCorp Industries,
Ltd. (Singapore)	223,000	739,292	113,000	374,619	49,000	162,445

Shaw Group, Inc. †	67,300	2,258,588	50,500	1,694,780	28,200	946,392

SMA Solar Technology
AG (Germany)	709	78,365	569	62,891	353	39,017

Smith (A.O.) Corp.	10,009	579,421	6,672	386,242	3,104	179,691

Smiths Group PLC
(United Kingdom)	8,917	170,825	6,510	124,713	5,498	105,326

Solaria Energia y Medio
Ambiente SA (Spain) †	11,927	25,380	10,629	22,618	5,566	11,844

Solon AG Fuer Solartechnik
(Germany) † SG SB	2,149	8,929	1,865	7,749	989	4,109

Sound Global, Ltd. (China) †	64,000	41,851	59,000	38,581	34,000	22,233

Spirax-Sarco Engineering PLC
(United Kingdom)	13,405	379,199	11,230	317,673	6,417	181,523

Standex International Corp.	5,745	138,972	3,879	93,833	1,791	43,324

Sunpower Corp. Class A † SG SB SC	4,972	71,597	3,989	57,442	2,480	35,712

Tanfield Group PLC
(United Kingdom) †	38,813	7,625	33,679	6,616	17,953	3,527

Tenneco, Inc. †	5,508	159,567	4,358	126,251	2,900	84,013

Tetra Tech, Inc. †	25,840	541,865	20,100	421,497	10,823	226,958

Thomas & Betts Corp. †	10,918	447,856	8,157	334,600	4,402	180,570

Timken Co.	6,114	234,533	3,941	151,177	1,900	72,884

Toyoda Gosei Co., Ltd. (Japan)	6,400	141,216	5,000	110,325	4,100	90,466

TriMas Corp. †	24,979	370,938	16,536	245,560	7,914	117,523

Trony Solar Holdings Co.,
Ltd. (China)	100,000	57,998	—	—	—	—

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Capital goods cont.
United Technologies Corp.	10,746	$765,438	8,122	$578,530	4,516	$321,675

United Tractors Tbk PT (Indonesia)	248,000	568,246	—	—	—	—

Valmont Industries, Inc.	3,584	259,482	3,002	217,345	1,716	124,238

Vestas Wind Systems
A/S (Denmark) †	2,436	91,848	1,975	74,466	1,282	48,337

Vinci SA (France)	5,976	299,733	4,252	213,264	3,586	179,860

Weichai Power Co.,
Ltd. (China)	13,000	137,391	10,000	105,686	8,000	84,549

Westport Innovations,
Inc. (Canada) †	5,257	92,229	4,219	74,018	2,623	46,018

Yingli Green Energy Holding
Co., Ltd. ADR (China) † SG SB SC	6,536	90,458	5,448	75,400	3,113	43,084

		63,686,995		40,905,057		23,188,205

Communication services		2.5%		1.9%		1.4%
ADTRAN, Inc.	14,535	513,086	9,738	343,751	4,632	163,510

America Movil SAB de CV
ADR Ser. L (Mexico)	10,467	558,205	—	—	—	—

American Tower Corp. Class A †	83,800	4,295,588	62,900	3,224,254	35,100	1,799,226

Applied Signal Technology, Inc.	4,601	114,473	3,626	90,215	2,264	56,328

Aruba Networks, Inc. †	22,888	488,430	15,261	325,670	7,166	152,922

AT&T, Inc.	171,406	4,902,212	128,740	3,681,964	71,791	2,053,223

Atlantic Tele-Network, Inc.	8,522	419,623	5,664	278,895	2,649	130,437

BCE, Inc. (Canada)	13,482	439,211	10,039	327,047	8,413	274,075

BT Group PLC
(United Kingdom)	1,032,181	2,270,974	514,955	1,132,989	244,434	537,796

China Mobile, Ltd. (China)	165,000	1,689,587	14,500	148,479	12,500	127,999

DIRECTV Class A †	109,681	4,566,020	82,320	3,426,982	47,350	1,971,181

Earthlink, Inc.	16,387	148,958	10,692	97,190	5,113	46,477

France Telecom SA (France)	74,148	1,603,094	37,070	801,461	16,700	361,057

HSN, Inc. †	7,586	226,821	5,124	153,208	2,428	72,597

IAC/InterActiveCorp. †	108,000	2,837,160	81,100	2,130,497	45,200	1,187,404

Iridium Communications, Inc. †	42,428	362,335	28,650	244,671	13,158	112,369

j2 Global Communications, Inc. †	10,123	240,826	6,834	162,581	3,159	75,153

Kabel Deutschland Holding
AG (Germany) †	16,698	662,808	12,328	489,346	10,186	404,322

Koninklijke (Royal) KPN
NV (Netherlands)	12,619	195,281	9,244	143,052	7,414	114,733

Loral Space &
Communications, Inc. †	5,205	271,701	3,513	183,379	1,615	84,303

Mediacom Communications
Corp. Class A †	59,371	392,442	39,514	261,188	18,703	123,627

Mobile Telesystems
ADR (Russia)	59,635	1,266,051	—	—	—	—

NeuStar, Inc. Class A †	13,539	336,580	8,996	223,641	4,217	104,835

NII Holdings, Inc. †	94,464	3,882,470	70,899	2,913,949	39,580	1,626,738

Nippon Telegraph &
Telephone (NTT) Corp. (Japan)	98,000	4,283,607	54,700	2,390,952	31,800	1,389,987

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Communication services cont.
PT Telekomunikasi Indonesia
Tbk (Indonesia)	1,148,500	$1,183,888	—	$—	—	$—

Tele2 AB Class B (Sweden)	45,126	946,830	26,489	555,790	15,534	325,933

Telenet Group Holding
NV (Belgium) †	8,092	271,643	6,109	205,075	4,735	158,951

USA Mobility, Inc.	15,012	240,642	9,798	157,062	4,734	75,886

Verizon Communications, Inc.	54,755	1,784,465	41,152	1,341,144	22,898	746,246

Vivo Participacoes SA
ADR (Brazil)	17,958	487,919	—	—	—	—

Vodafone Group PLC
(United Kingdom)	178,358	440,349	130,031	321,034	111,370	274,962

Vonage Holdings Corp. †	42,047	107,220	28,420	72,471	13,532	34,507

		42,430,499		25,827,937		14,586,784

Conglomerates		1.1%		1.0%		0.7%
3M Co.	7,046	610,959	5,296	459,216	2,951	255,881

Danaher Corp.	8,420	341,936	7,054	286,463	4,032	163,740

General Electric Co.	307,413	4,995,461	230,882	3,751,833	128,615	2,089,994

Honeywell International, Inc.	102,900	4,521,426	77,300	3,396,562	43,100	1,893,814

Marubeni Corp. (Japan)	138,000	781,101	70,000	396,211	29,000	164,144

Mitsui & Co., Ltd. (Japan)	261,500	3,894,748	145,900	2,173,016	84,900	1,264,490

Siemens AG (Germany)	3,121	329,635	2,286	241,444	1,833	193,599

Silex Systems, Ltd. (Australia) †	10,532	51,533	9,215	45,089	5,265	25,762

SPX Corp.	37,931	2,400,274	28,539	1,805,948	15,846	1,002,735

Vivendi SA (France)	6,147	168,116	4,607	125,998	3,880	106,115

		18,095,189		12,681,780		7,160,274

Consumer cyclicals		7.2%		5.6%		4.0%
Advance Auto Parts, Inc.	34,400	2,018,592	25,800	1,513,944	14,400	844,992

Aeropostale, Inc. †	16,384	380,928	10,834	251,891	5,242	121,877

Alliance Data
Systems Corp. † SG SB SC	3,878	253,078	2,477	161,649	1,215	79,291

Amazon.com, Inc. †	3,044	478,091	2,550	400,503	1,457	228,836

American Media Operations, Inc.
144A F †	2,148	—	2,679	—	1,397	—

AnnTaylor Stores Corp. †	20,396	412,815	13,615	275,568	6,455	130,649

Asahi Glass Co., Ltd. (Japan)	300,000	3,061,518	150,000	1,530,759	69,000	704,149

Bally Technologies, Inc. †	9,199	321,505	6,212	217,109	2,964	103,592

Bayerische Motoren Werke
(BMW) AG (Germany)	5,090	357,149	3,719	260,950	3,063	214,921

Best Buy Co., Inc.	89,200	3,642,036	67,000	2,735,610	37,300	1,522,959

Big Lots, Inc. †	13,997	465,400	9,335	310,389	4,387	145,868

Bunzl PLC (United Kingdom)	46,930	559,784	23,892	284,985	9,895	118,028

Burberry Group PLC
(United Kingdom)	106,496	1,740,583	53,378	872,416	23,075	377,141

Cash America International, Inc.	4,995	174,825	3,374	118,090	1,547	54,145

Childrens Place Retail Stores,
Inc. (The) †	3,524	171,865	2,350	114,610	1,104	53,842

Christian Dior SA (France)	5,798	758,292	4,240	554,529	3,495	457,094

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer cyclicals cont.
Cinemark Holdings, Inc.	8,933	$143,821	6,037	$97,196	2,895	$46,610

Coach, Inc.	76,582	3,289,963	57,462	2,468,568	32,082	1,378,172

Compass Group PLC
(United Kingdom)	93,928	783,085	57,093	475,989	36,885	307,513

Daito Trust Construction
Co., Ltd. (Japan)	7,900	472,731	4,000	239,357	1,700	101,727

Dana Holding Corp. †	4,951	60,996	5,392	66,429	2,641	32,537

Deckers Outdoor Corp. †	6,735	336,481	4,476	223,621	2,130	106,415

Deluxe Corp.	17,914	342,695	12,200	233,386	5,265	100,719

DG FastChannel, Inc. †	8,283	180,155	5,598	121,757	2,663	57,920

Dongfeng Motor Group Co.,
Ltd. (China)	742,000	1,518,648	182,000	372,499	150,000	307,004

Dress Barn, Inc. †	10,973	260,609	7,191	170,786	3,408	80,940

DSW, Inc. Class A † SG SB	16,253	466,461	10,784	309,501	5,089	146,054

Dun & Bradstreet Corp. (The)	34,500	2,557,830	25,900	1,920,226	14,400	1,067,616

EchoStar Corp. Class A †	40,587	774,400	27,285	520,598	12,507	238,634

Edenred (France) †	14,969	296,680	10,929	216,609	9,229	182,916

Electrolux AB Class B (Sweden)	42,665	1,050,192	21,100	519,373	9,148	225,177

Emergency Medical Services
Corp. Class A †	4,603	245,110	3,188	169,761	1,425	75,881

Expedia, Inc.	80,100	2,259,621	60,200	1,698,242	33,500	945,035

EZCORP, Inc. Class A †	22,177	444,427	14,687	294,327	7,088	142,044

Fiat SpA (Italy)	54,423	840,348	40,000	617,642	33,185	512,411

Foot Locker, Inc.	102,200	1,484,966	76,800	1,115,904	42,800	621,884

Ford Otomotiv Sanayi
AS (Turkey)	97,470	835,005	—	—	—	—

GameStop Corp. Class A † SG SB SC	78,700	1,551,177	59,100	1,164,861	32,900	648,459

Geberit International
AG (Switzerland)	3,574	637,206	2,994	533,799	1,711	305,053

Genesco, Inc. †	9,384	280,394	6,230	186,152	3,030	90,536

Ghabbour Auto (Egypt)	24,580	189,110	17,935	137,986	14,512	111,650

GOME Electrical Appliances
Holdings, Ltd. (China) †	356,000	107,366	260,000	78,414	214,000	64,540

Great Lakes Dredge &
Dock Co.	37,052	215,272	24,990	145,192	11,966	69,522

Grupo Comercial Chedraui
SA de CV (Mexico) †	219,518	631,991	13,046	37,559	10,501	30,232

Gymboree Corp. (The) †	5,675	235,740	3,909	162,380	1,761	73,152

Helen of Troy, Ltd. (Bermuda) †	11,182	282,793	7,243	183,175	3,552	89,830

HMS Holdings Corp. †	6,641	391,421	5,528	325,820	3,265	192,439

Hyundai Department Store Co.,
Ltd. (South Korea)	9,016	1,091,171	—	—	—	—

Imperial Holdings, Ltd.
(South Africa)	66,152	1,076,132	—	—	—	—

Industria de Diseno Textil
(Inditex) SA (Spain)	12,495	993,143	6,263	497,803	2,707	215,161

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer cyclicals cont.
Interpublic Group of
Companies, Inc. (The) †	205,400	$2,060,162	154,300	$1,547,629	86,000	$862,580

JB Hi-Fi, Ltd. (Australia)	11,577	231,288	8,426	168,336	7,119	142,225

JD Group, Ltd. (South Africa)	129,515	886,585	—	—	—	—

JHSF Participacoes SA (Brazil)	422,164	773,766	—	—	—	—

Jo-Ann Stores, Inc. †	6,114	272,379	4,136	184,259	1,917	85,402

Jos. A. Bank Clothiers, Inc. †	5,460	232,651	3,550	151,266	1,737	74,014

Kangwon Land, Inc.
(South Korea)	37,470	814,958	—	—	—	—

Kenneth Cole Productions, Inc.
Class A †	9,221	153,714	6,193	103,237	2,923	48,726

Kia Motors Corp. (South Korea)	34,680	1,119,249	5,360	172,987	4,400	142,004

Kirkland’s, Inc. †	8,525	118,157	5,765	79,903	2,673	37,048

Kloeckner & Co., AG (Germany) †	8,344	187,854	6,424	144,628	5,411	121,821

Knology, Inc. †	11,599	155,775	7,845	105,358	3,640	48,885

La-Z-Boy, Inc. †	29,846	251,900	19,491	164,504	9,608	81,092

Landauer, Inc.	1,500	93,945	1,300	81,419	800	50,104

LG Corp. (South Korea)	2,499	180,809	1,821	131,754	1,560	112,870

Limited Brands, Inc.	89,500	2,396,810	67,200	1,799,616	37,500	1,004,250

M6-Metropole
Television (France)	17,655	415,420	8,650	203,533	3,780	88,943

Magnit OJSC GDR (Russia)	4,050	102,060	2,950	74,340	2,400	60,480

Mahindra & Mahindra, Ltd. (India)	32,109	494,122	—	—	—	—

Maidenform Brands, Inc. †	13,111	378,252	8,506	245,398	4,052	116,900

Mediaset SpA (Italy)	434,147	3,079,431	236,392	1,676,743	131,685	934,050

Moody’s Corp.	91,338	2,281,623	68,579	1,713,103	38,254	955,585

Myer Holdings, Ltd. (Australia)	21,888	79,583	15,951	57,997	13,673	49,714

National CineMedia, Inc.	7,487	134,017	5,060	90,574	2,409	43,121

News Corp. Class A	293,700	3,835,722	220,600	2,881,036	122,900	1,605,074

Next PLC (United Kingdom)	99,875	3,478,202	49,828	1,735,287	23,022	801,754

NGK Spark Plug Co., Ltd. (Japan)	38,000	509,006	19,000	254,503	9,000	120,554

Nissan Motor Co., Ltd. (Japan) †	118,700	1,037,682	86,100	752,691	71,900	628,554

Nortek, Inc. †	6,624	264,960	6,622	264,880	4,907	196,280

Nu Skin Enterprises, Inc. Class A	6,487	186,826	4,377	126,058	2,020	58,176

OfficeMax, Inc. †	29,976	392,386	19,866	260,046	9,559	125,127

Omnicom Group, Inc.	80,500	3,178,140	60,500	2,388,540	33,700	1,330,476

OPAP SA (Greece)	48,287	764,044	24,655	390,116	10,296	162,913

Orbitz Worldwide, Inc. †	30,556	192,503	20,685	130,316	9,637	60,713

PCD Stores, Ltd. (China) †	1,472,500	464,969	516,000	162,937	458,000	144,622

Perry Ellis International, Inc. †	8,041	175,696	5,423	118,493	2,563	56,002

Persimmon PLC
(United Kingdom) †	91,824	576,358	66,914	420,004	56,160	352,503

Peugeot SA (France) †	76,243	2,565,142	38,038	1,279,762	17,954	604,050

Phillips-Van Heusen Corp.	3,913	235,406	2,559	153,949	1,237	74,418

Porsche Automobil Holding SE
(Preference) (Germany)	4,765	236,102	3,034	150,332	2,718	134,675

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer cyclicals cont.
PPR SA (France)	4,326	$700,730	3,252	$526,762	2,551	$413,213

R. R. Donnelley & Sons Co.	147,100	2,494,816	110,500	1,874,080	61,600	1,044,736

RadioShack Corp.	6,581	140,373	4,263	90,930	2,085	44,473

Randstad Holding
NV (Netherlands) †	4,357	198,056	2,197	99,869	881	40,048

Reed Elsevier PLC
(United Kingdom)	40,207	339,948	30,138	254,815	23,231	196,417

Ross Stores, Inc.	41,500	2,266,730	31,100	1,698,682	17,400	950,388

Scholastic Corp.	10,347	287,854	6,754	187,896	3,230	89,859

Sears Holdings Corp. † SG SB SC	23,000	1,659,220	17,300	1,248,022	9,600	692,544

SECOM Co., Ltd. (Japan)	3,700	167,274	2,700	122,065	2,200	99,460

Select Comfort Corp. †	33,178	224,947	22,425	152,042	10,668	72,329

Sinclair Broadcast Group, Inc.
Class A †	22,926	160,941	15,499	108,803	7,296	51,218

Sinotruk Hong Kong, Ltd. (China)	924,000	942,000	—	—	—	—

Sonic Automotive, Inc. † SG SB SC	38,402	377,492	24,977	245,524	12,248	120,398

Sony Corp. (Japan)	3,700	114,519	2,700	83,568	2,200	68,092

Sotheby’s Holdings, Inc. Class A	3,777	139,069	2,557	94,149	1,191	43,853

Stage Stores, Inc.	16,070	208,910	10,483	136,279	5,056	65,728

Standard Pacific Corp. †	36,125	143,416	23,610	93,732	11,428	45,369

Stantec, Inc. (Canada) †	9,322	247,359	7,809	207,212	4,462	118,399

Steven Madden, Ltd. †	14,639	601,077	9,648	396,147	4,519	185,550

Swire Pacific, Ltd. (Hong Kong)	164,000	2,259,562	82,000	1,129,781	37,000	509,779

Talbots, Inc. (The) †	38,571	505,280	25,613	335,530	12,430	162,833

Tempur-Pedic International, Inc. †	4,232	131,192	2,860	88,660	1,337	41,447

Tesla Motors, Inc. † SG SB SC	4,454	90,238	3,551	71,943	2,302	46,639

Time Warner, Inc.	127,467	3,906,864	95,749	2,934,707	53,355	1,635,331

TJX Cos., Inc. (The)	75,900	3,387,417	57,000	2,543,910	31,800	1,419,234

Tofas Turk Otomobil Fabrikasi
AS (Turkey)	170,871	885,373	—	—	—	—

Toro Co. (The)	4,974	279,688	3,245	182,466	1,547	86,988

Tractor Supply Co.	5,372	213,054	3,682	146,028	1,662	65,915

Trump Entertainment
Resorts, Inc. F	163	2,608	180	2,880	115	1,840

TUI Travel PLC
(United Kingdom)	114,130	384,550	84,399	284,374	69,965	235,740

UniFirst Corp.	4,023	177,615	2,717	119,956	1,257	55,497

United Business Media, Ltd.
PLC (Ireland)	12,143	120,130	8,852	87,572	7,582	75,008

Valeo SA (France) †	29,168	1,352,148	16,574	768,325	9,318	431,957

ValueClick, Inc. †	17,211	225,120	11,616	151,937	5,567	72,816

Vertis Holdings, Inc. † F	9,156	9	9,315	9	4,364	4

VF Corp.	29,400	2,381,988	22,100	1,790,542	12,300	996,546

Volkswagen AG
(Preference) (Germany)	1,202	145,153	890	107,476	749	90,449

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer cyclicals cont.
Wal-Mart Stores, Inc.	144,829	$7,751,248	108,802	$5,823,083	60,647	$3,245,827

Walt Disney Co. (The)	24,600	814,506	18,500	612,535	10,300	341,033

Warnaco Group, Inc. (The) †	9,503	485,888	6,274	320,790	2,961	151,396

Wesfarmers, Ltd. (Australia)	53,352	1,696,841	26,618	846,576	12,033	382,705

Wheelock and Co., Ltd.
(Hong Kong)	46,000	153,850	25,000	83,614	9,000	30,101

Whirlpool Corp.	27,100	2,194,016	20,300	1,643,488	11,300	914,848

Williams-Sonoma, Inc.	54,300	1,721,310	40,800	1,293,360	22,700	719,590

Wirecard AG (Germany) SG SB	25,094	341,952	18,342	249,944	15,138	206,283

World Fuel Services Corp.	6,233	162,120	4,040	105,080	1,981	51,526

WPP PLC (Ireland)	62,598	693,058	45,456	503,269	37,427	414,376

		119,988,764		75,121,860		41,968,654

Consumer staples		5.0%		4.2%		3.0%
AFC Enterprises †	51,169	634,496	33,572	416,293	15,938	197,631

Alliance One International, Inc. †	52,902	219,543	34,588	143,540	16,748	69,504

Anheuser-Busch InBev
NV (Belgium)	15,917	936,855	11,685	687,765	9,542	561,630

Associated British Foods PLC
(United Kingdom)	92,679	1,527,865	45,824	755,434	20,469	337,443

Avis Budget Group, Inc. †	66,469	774,364	44,161	514,476	21,272	247,819

BRF — Brasil Foods SA (Brazil)	21,000	319,715	15,400	234,458	12,700	193,351

Britvic PLC (United Kingdom)	50,642	386,153	37,294	284,373	31,045	236,723

Career Education Corp. †	17,319	371,839	11,508	247,077	5,503	118,149

Carlsberg A/S Class B (Denmark)	3,370	351,585	2,468	257,481	1,970	205,526

CEC Entertainment, Inc. †	6,135	210,615	4,001	137,354	1,944	66,738

Central Garden & Pet Co. Class A †	26,310	272,572	17,167	177,850	8,473	87,780

Cermaq ASA (Norway) †	20,602	228,829	17,231	191,387	9,947	110,483

China Power New Energy
Development Co., Ltd. (China) †	2,200,000	218,331	—	—	—	—

Coca-Cola Co. (The)	53,100	3,107,412	39,900	2,334,948	22,200	1,299,144

Core-Mark Holding Co., Inc. †	6,318	195,605	4,092	126,688	1,944	60,186

Cosan, Ltd. Class A (Brazil)	16,222	188,013	13,047	151,215	8,582	99,465

Costco Wholesale Corp.	74,600	4,810,954	56,100	3,617,889	31,200	2,012,088

Delhaize Group SA (Belgium)	20,097	1,458,388	10,048	729,158	4,441	322,272

DineEquity, Inc. † SG SB	5,222	234,886	3,527	158,644	1,675	75,342

Domino’s Pizza, Inc. †	61,507	813,123	41,232	545,087	19,208	253,930

Dr. Pepper Snapple Group, Inc.	96,700	3,434,784	72,700	2,582,304	40,500	1,438,560

Energizer Holdings, Inc. †	3,463	232,817	2,804	188,513	1,743	117,182

Estee Lauder Cos., Inc. (The)
Class A	55,500	3,509,265	41,700	2,636,691	23,200	1,466,936

Fomento Economico Mexicano
SA de CV ADR (Mexico)	10,858	550,826	—	—	—	—

Genuine Parts Co.	52,400	2,336,516	39,400	1,756,846	21,900	976,521

Heineken Holding
NV (Netherlands)	17,776	778,098	8,698	380,732	3,779	165,416

Henkel AG & Co.
KGaA (Germany)	10,199	548,131	7,493	402,701	6,117	328,749

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer staples cont.
Herbalife, Ltd.	3,635	$219,372	2,356	$142,185	1,154	$69,644

Hershey Co. (The)	71,000	3,378,890	53,300	2,536,547	29,700	1,413,423

hhgregg, Inc. †	10,122	250,621	6,833	169,185	3,264	80,817

Imperial Tobacco Group PLC
(United Kingdom)	24,002	715,555	17,530	522,610	14,456	430,967

Inter Parfums, Inc.	10,892	191,590	7,289	128,214	3,413	60,035

ITT Educational Services, Inc. †	5,635	395,971	3,739	262,740	1,820	127,891

Japan Tobacco, Inc. (Japan)	632	2,106,161	398	1,326,348	256	853,129

Kerry Group PLC
Class A (Ireland)	48,569	1,704,958	30,269	1,062,558	20,358	714,644

Kimberly-Clark Corp.	66,700	4,338,835	50,100	3,259,005	27,900	1,814,895

Koninklijke Ahold
NV (Netherlands)	202,034	2,724,979	100,795	1,359,495	45,788	617,576

Leroy Seafood Group
ASA (Norway)	5,204	123,133	4,353	102,997	2,513	59,461

Lincoln Educational
Services Corp. †	26,017	374,905	17,180	247,564	8,097	116,678

Loblaw Companies,
Ltd. (Canada)	3,100	122,980	2,200	87,276	1,800	71,408

Lorillard, Inc.	47,800	3,838,818	35,900	2,883,129	20,000	1,606,200

Marine Harvest (Norway)	573,386	500,222	479,576	418,382	276,848	241,522

McDonald’s Corp.	19,162	1,427,761	14,400	1,072,944	7,989	595,260

MEIJI Holdings Co., Ltd. (Japan)	18,500	871,867	9,300	438,290	4,000	188,512

Metro AG (Germany)	6,443	419,654	4,864	316,809	3,767	245,357

National Presto Industries, Inc.	1,730	184,193	1,108	117,969	542	57,707

Nestle SA (Switzerland)	55,022	2,934,544	34,628	1,846,850	22,601	1,205,402

Nissin Food Products Co.,
Ltd. (Japan)	12,000	433,865	6,000	216,932	2,600	94,004

Nutreco Holding
NV (Netherlands)	1,395	102,088	1,167	85,403	673	49,251

Papa John’s International, Inc. †	14,574	384,462	9,724	256,519	4,592	121,137

PepsiCo, Inc.	37,443	2,487,713	28,127	1,868,758	15,680	1,041,779

Philip Morris International, Inc.	40,042	2,243,153	30,078	1,684,970	16,795	940,856

Prestige Brands Holdings, Inc. †	32,216	318,616	21,011	207,799	10,393	102,787

Procter & Gamble Co. (The)	86,123	5,164,796	64,640	3,876,461	36,017	2,159,939

Rakuten, Inc. (Japan)	232	169,987	170	124,559	140	102,578

Reckitt Benckiser Group PLC
(United Kingdom)	26,346	1,449,556	16,087	885,106	10,493	577,325

Revlon, Inc. Class A †	11,479	144,865	7,741	97,691	3,658	46,164

Ruth’s Hospitality Group, Inc. †	22,847	91,616	15,429	61,870	7,323	29,365

Safeway, Inc.	170,780	3,613,705	128,204	2,712,797	71,503	1,513,003

Schiff Nutrition International, Inc.	10,926	89,593	7,385	60,557	3,452	28,306

Spectrum Brands Holdings, Inc. †	4,235	115,107	4,543	123,479	2,366	64,308

SRA International, Inc. Class A †	8,902	175,547	7,012	138,277	4,379	86,354

SunOpta, Inc. (Canada) †	17,693	107,750	13,717	83,537	9,128	55,590

Toyo Suisan Kaisha, Ltd. (Japan)	18,000	371,483	13,000	268,294	11,000	227,018

Unilever NV (Netherlands)	109,941	3,287,983	54,850	1,640,388	24,932	745,636

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Consumer staples cont.
USANA Health Sciences, Inc. †	2,452	$98,963	1,658	$66,917	789	$31,844

W.W. Grainger, Inc.	28,600	3,406,546	21,500	2,560,865	12,000	1,429,320

WebMD Health Corp. Class A †	10,844	540,790	8,619	429,830	4,896	244,164

Wolseley PLC (United Kingdom) †	96,840	2,433,501	48,314	1,214,087	22,440	563,897

Yamazaki Baking Co., Inc. (Japan)	57,000	695,839	28,000	341,816	13,000	158,700

Zhongpin, Inc. (China) † SG	28,200	459,378	—	—	—	—

		83,863,491		56,966,913		32,032,421

Energy		5.4%		4.3%		3.1%
Adaro Energy Tbk
PT (Indonesia)	3,216,500	729,794	—	—	—	—

Alpha Natural Resources, Inc. †	664	27,324	521	21,439	324	13,333

Areva SA (France)	364	152,976	286	120,195	186	78,169

Atwood Oceanics, Inc. †	6,439	196,068	4,345	132,305	2,081	63,366

Ballard Power Systems, Inc.
(Canada) † SG SB SC	55,629	92,900	46,503	77,660	26,570	44,372

BG Group PLC
(United Kingdom)	36,523	641,994	26,672	468,835	22,005	386,799

BP PLC (United Kingdom)	264,719	1,779,730	150,852	1,014,192	91,651	616,178

Cairn Energy PLC
(United Kingdom) †	35,739	254,767	26,099	186,048	21,533	153,499

Cal Dive International, Inc. †	23,066	126,171	15,580	85,223	7,249	39,652

Cameron International Corp. †	90,600	3,892,176	68,100	2,925,576	37,900	1,628,184

Canadian Oil Sands Trust
(Unit) (Canada)	7,773	192,566	6,106	151,269	4,016	99,491

Canadian Solar, Inc. (Canada) †	5,180	84,434	4,700	76,610	2,408	39,250

Chevron Corp.	56,885	4,610,529	42,763	3,465,941	23,817	1,930,368

China Coal Energy Co. (China)	180,000	297,879	143,000	236,648	98,000	162,179

China Shenhua Energy Co.,
Ltd. (China)	231,500	957,764	23,500	97,224	13,500	55,852

China Sunergy Co., Ltd. ADR
(China) † SG SB SC	9,513	42,904	8,368	37,740	4,508	20,331

China WindPower Group,
Ltd. (China) †	9,920,000	1,125,115	2,440,000	276,742	1,980,000	224,569

Cimarex Energy Co.	49,100	3,249,438	36,900	2,442,042	20,500	1,356,690

CNOOC, Ltd. (China)	467,000	905,248	—	—	—	—

Compagnie Generale de
Geophysique-Veritas (France) †	62,719	1,377,385	31,278	686,903	13,521	296,937

Complete Production
Services, Inc. †	15,728	321,638	10,760	220,042	4,882	99,837

Connacher Oil and Gas,
Ltd. (Canada) †	33,520	39,140	28,917	33,765	15,579	18,191

ConocoPhillips	27,079	1,555,147	20,403	1,171,744	11,369	652,922

CONSOL Energy, Inc.	1,210	44,722	996	36,812	569	21,030

Contango Oil & Gas Co. †	4,506	226,021	3,043	152,637	1,396	70,023

Covanta Holding Corp.	15,287	240,770	12,201	192,166	7,976	125,622

E-Ton Solar Tech Co.,
Ltd. (Taiwan)	28,000	38,090	22,000	29,928	14,000	19,045

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Energy cont.
EDP Renovaveis SA (Spain) †	27,632	$156,419	21,705	$122,868	14,091	$79,766

Energy Development
Corp. (Philippines)	563,000	78,129	448,000	62,170	293,000	40,660

ENI SpA (Italy)	166,857	3,602,928	83,245	1,797,502	38,462	830,507

Evergreen Solar, Inc. † SG SB SC	19,963	14,653	17,300	12,698	9,133	6,704

Exxon Mobil Corp.	174,410	10,776,794	131,001	8,094,552	72,978	4,509,311

Fersa Energias Renovables
SA (Spain)	39,050	59,658	32,925	50,301	20,481	31,290

First Solar, Inc. † SG SB SC	3,874	570,834	2,941	433,356	2,290	337,432

FuelCell Energy, Inc. †	43,107	53,022	37,437	46,048	21,557	26,515

Gazprom OAO (Russia) †	145,188	752,074	—	—	—	—

Gazprom OAO ADR (Russia)	28,139	590,638	—	—	—	—

GCL Poly Energy Holdings, Ltd.
(Hong Kong) †	341,000	105,040	271,000	83,478	177,000	54,522

Gintech Energy Corp. (Taiwan)	18,179	51,206	14,139	39,826	9,089	25,602

Green Plains Renewable
Energy, Inc. †	6,522	78,981	5,235	63,396	3,254	39,406

GT Solar International, Inc. †	17,616	147,446	11,880	99,436	5,600	46,872

Gushan Environmental Energy,
Ltd. ADR (China) †	84,454	55,731	66,721	44,029	41,474	27,369

Halliburton Co.	141,183	4,668,922	106,081	3,508,099	59,107	1,954,668

Headwaters, Inc. †	18,069	65,048	15,008	54,029	8,575	30,870

Helix Energy Solutions
Group, Inc. †	33,736	375,819	22,394	249,469	10,881	121,214

Iberdrola Renovables
SA (Spain)	60,902	202,533	48,627	161,712	31,788	105,713

Innergex Renewable Energy,
Inc. (Canada)	6,200	57,011	5,000	45,976	3,200	29,425

JA Solar Holdings Co., Ltd. ADR
(China) † SG SB SC	15,320	142,936	12,397	115,664	7,084	66,094

James River Coal Co. †	9,606	168,393	6,267	109,861	3,041	53,309

Magma Energy Corp. (Canada) †	19,756	22,299	15,858	17,899	9,857	11,126

Massey Energy Co.	635	19,698	552	17,123	343	10,640

Murphy Oil Corp.	61,600	3,814,272	46,300	2,866,896	25,800	1,597,536

Nexen, Inc. (Canada)	30,533	614,998	22,217	447,496	18,399	370,594

Nordex AG (Germany) †	12,807	117,918	10,298	94,817	6,401	58,936

Occidental Petroleum Corp.	8,466	662,888	6,308	493,916	3,545	277,574

Oceaneering International, Inc. †	50,300	2,709,158	37,800	2,035,908	21,000	1,131,060

Oil States International, Inc. †	4,402	204,913	2,973	138,393	1,362	63,401

Oilsands Quest, Inc. (Canada) †	28,742	14,888	24,795	12,844	13,358	6,919

OPTI Canada, Inc. (Canada) †	36,488	29,469	28,183	22,761	18,539	14,973

Patterson-UTI Energy, Inc.	167,400	2,859,192	125,700	2,146,956	70,100	1,197,308

Peabody Energy Corp.	81,604	3,999,412	61,308	3,004,705	34,190	1,675,652

Petroleo Brasileiro SA
ADR (Brazil)	65,966	2,392,587	8,100	293,787	7,200	261,144

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Energy cont.
Petroleo Brasileiro SA ADR
(Preference) (Brazil)	71,559	$2,348,566	10,400	$341,328	8,600	$282,252

Petroleum Development Corp. †	21,348	589,205	14,155	390,678	6,499	179,372

Petroquest Energy, Inc. †	10,885	66,290	7,360	44,822	3,408	20,755

PNE Wind AG (Germany) †	13,859	32,005	11,125	25,691	6,915	15,969

Ram Power Corp. (Canada) †	9,910	21,986	7,954	17,646	4,944	10,968

Repsol YPF SA (Spain)	28,240	727,850	14,419	371,631	6,007	154,823

Rosetta Resources, Inc. † SB SC	15,382	361,323	10,018	235,323	4,803	112,822

Rosneft Oil Co. OJSC
GDR (Russia)	143,055	954,177	—	—	—	—

Royal Dutch Shell PLC Class B
(United Kingdom)	92,007	2,685,103	52,579	1,534,449	32,914	960,552

Saipem SpA (Italy)	50,659	2,030,199	25,274	1,012,875	11,761	471,331

Sasol, Ltd. ADR (South Africa)	6,570	294,270	5,195	232,684	3,396	152,107

Schlumberger, Ltd.	16,100	991,921	12,100	745,481	6,700	412,787

Solarfun Power Holdings Co.,
Ltd. ADR (China) †	4,643	61,055	3,586	47,156	2,387	31,389

Stallion Oilfield Holdings, Ltd.	4,954	89,172	4,403	79,254	3,440	61,920

Statoil ASA (Norway)	160,236	3,346,774	82,745	1,728,256	41,630	869,506

Stone Energy Corp. †	26,676	392,937	17,764	261,664	8,390	123,585

Suncor Energy, Inc. (Canada)	6,885	224,107	5,449	177,365	3,387	110,247

Sunoco, Inc.	86,600	3,160,900	65,100	2,376,150	36,300	1,324,950

Suzlon Energy, Ltd. (India) †	63,610	74,177	50,547	58,944	33,044	38,534

Swift Energy Co. †	9,571	268,754	6,395	179,572	3,057	85,841

T-3 Energy Services, Inc. †	11,965	312,885	8,235	215,345	3,713	97,095

Technip SA (France)	7,055	567,683	5,173	416,247	4,248	341,817

TETRA Technologies, Inc. †	16,177	165,005	10,915	111,333	5,043	51,439

Theolia SA (France) †	13,828	23,578	11,999	20,459	6,377	10,873

Tidewater, Inc.	8,032	359,914	5,333	238,972	2,492	111,667

Total SA (France)	9,047	466,535	6,435	331,840	5,420	279,498

Trina Solar, Ltd. ADR (China) †	2,840	85,711	2,176	65,672	1,423	42,946

Tullow Oil PLC (United Kingdom)	16,207	324,489	11,842	237,095	9,649	193,188

Unit Corp. †	5,782	215,611	3,884	144,834	1,830	68,241

Vaalco Energy, Inc. †	33,403	191,733	21,506	123,444	9,853	56,556

Valero Energy Corp.	204,900	3,587,799	153,900	2,694,789	85,800	1,502,358

W&T Offshore, Inc.	15,219	161,321	10,290	109,074	4,765	50,509

Walter Energy, Inc.	27,561	2,240,434	20,271	1,647,830	11,087	901,262

Yanzhou Coal Mining Co.,
Ltd. (China)	24,000	58,895	20,000	49,079	12,000	29,448

		90,920,961		57,394,639		32,466,608

Financials		9.6%		6.6%		4.7%
3i Group PLC (United Kingdom)	112,322	505,729	56,402	253,949	23,359	105,174

ACE, Ltd.	6,196	360,917	4,539	264,397	3,821	222,573

AerCap Holdings
NV (Netherlands) †	85,972	1,017,049	56,961	673,849	27,546	325,869

Affiliated Managers Group †	47,200	3,682,072	35,500	2,769,355	19,800	1,544,598

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Financials cont.
African Bank Investments, Ltd.
(South Africa)	217,451	$1,117,812	—	$—	—	$—

Ageas (Belgium)	169,751	486,253	86,422	247,556	35,792	102,526

Agree Realty Corp. R	10,207	257,727	7,048	177,962	3,032	76,558

Allianz SE (Germany)	1,724	194,949	1,343	151,866	1,131	127,893

Allied World Assurance
Company Holdings, Ltd.	50,514	2,858,587	37,568	2,125,973	20,365	1,152,455

American Capital
Agency Corp. R SG SB SC	7,871	209,132	5,058	134,391	2,439	64,804

American Equity Investment Life
Holding Co.	46,065	471,706	30,839	315,791	14,761	151,153

American Express Co.	113,600	4,774,608	85,300	3,585,159	47,600	2,000,628

American Financial Group, Inc.	6,732	205,865	5,060	154,735	2,823	86,327

American Safety Insurance
Holdings, Ltd. †	16,507	269,724	10,790	176,309	5,215	85,213

Annaly Capital
Management, Inc. R	180,100	3,169,760	135,200	2,379,520	75,400	1,327,040

Anworth Mortgage
Asset Corp. R	27,180	193,793	17,524	124,946	8,467	60,370

Arch Capital Group, Ltd. †	6,850	574,030	5,132	430,062	2,856	239,333

Ashford Hospitality Trust, Inc. † R	44,989	407,150	29,420	266,251	14,266	129,107

Aspen Insurance
Holdings, Ltd.	10,481	317,365	6,862	207,781	3,138	95,019

Assicurazioni Generali
SpA (Italy)	111,598	2,248,367	55,677	1,121,726	25,724	518,262

Assurant, Inc.	62,300	2,535,610	46,800	1,904,760	26,100	1,062,270

Assured Guaranty,
Ltd. (Bermuda)	60,400	1,033,444	43,446	743,361	23,078	394,865

Australia & New Zealand
Banking Group, Ltd. (Australia)	170,522	3,904,708	85,074	1,948,072	39,307	900,074

AXA SA (France)	56,916	995,685	41,315	722,762	34,162	597,628

Banca Monte dei Paschi di Siena
SpA (Italy) †	563,068	780,342	276,191	382,766	120,029	166,345

Banco Bradesco SA ADR (Brazil)	168,970	3,443,609	28,815	587,250	23,799	485,024

Banco Latinoamericano de
Exportaciones SA
Class E (Panama)	32,684	472,284	22,171	320,371	10,571	152,751

Banco Popolare SC (Italy)	204,144	1,222,451	101,407	607,243	45,814	274,342

Banco Santander Brasil SA
ADS (Brazil)	108,953	1,500,283	—	—	—	—

Banco Santander Central
Hispano SA (Spain)	52,616	668,689	38,966	495,213	32,823	417,143

Bank of America Corp.	232,605	3,049,452	174,634	2,289,452	97,361	1,276,403

Bank of Baroda (India)	40,032	777,299	8,861	172,053	7,220	140,190

Bank of Communications
Co., Ltd. (China)	1,319,000	1,426,295	—	—	—	—

Bank of the Ozarks, Inc.	11,521	427,314	7,831	290,452	3,699	137,196

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value
Financials cont.

Bank Pembangunan Daerah
Jawa Barat Dan Banten Tbk
PT (Indonesia) †	3,664,500	$640,518	—	$—	—	$—

Bank Rakyat
Indonesia (Indonesia)	509,000	570,308	—	—	—	—

Bankinter SA (Spain) SG SB SC	18,357	127,628	9,220	64,103	3,986	27,713

Bar Harbor Bankshares	3,227	89,388	2,106	58,336	1,007	27,894

Barclays PLC (United Kingdom)	858,763	4,043,369	483,815	2,277,977	292,436	1,376,895

Barclays PLC ADR
(United Kingdom)	41,934	790,456	20,944	394,794	9,143	172,346

Berkshire Hathaway, Inc.
Class B †	40,600	3,356,808	30,500	2,521,740	17,000	1,405,560

BM&F Bovespa SA (Brazil)	179,261	1,499,715	—	—	—	—

BNP Paribas SA (France)	59,654	4,245,127	34,404	2,448,274	21,340	1,518,608

Broadridge Financial
Solutions, Inc.	119,400	2,730,678	89,700	2,051,439	50,000	1,143,500

Brookfield Properties Corp.
(Canada) R	19,976	312,362	14,385	224,936	12,149	189,972

Calamos Asset Management,
Inc. Class A	18,728	215,372	12,247	140,841	5,938	68,287

Cardtronics, Inc. †	11,803	182,120	7,969	122,962	3,690	56,937

CBL & Associates
Properties, Inc. R	26,255	342,890	16,874	220,374	8,226	107,432

Cheung Kong Holdings, Ltd.
(Hong Kong)	37,000	560,805	18,000	272,824	8,000	121,255

China Construction Bank
Corp. (China)	3,942,000	3,454,842	739,000	647,673	603,000	528,480

China Resources Land,
Ltd. (China)	186,000	378,288	—	—	—	—

Chuo Mitsui Trust Holdings,
Inc. (Japan)	348,000	1,155,966	175,000	581,305	75,000	249,131

Citigroup, Inc. †	322,130	1,256,307	241,932	943,535	134,849	525,911

CNA Surety Corp. †	12,377	221,796	8,308	148,879	3,901	69,906

CNO Financial Group, Inc. †	33,949	188,077	22,091	122,384	10,803	59,849

Commercial International
Bank (Egypt)	106,291	800,963	—	—	—	—

CommonWealth REIT R	40,722	1,042,483	29,241	748,570	16,151	413,466

Corporacion GEO SAB de
CV Ser. B (Mexico) †	282,000	808,069	—	—	—	—

Credit Suisse
Group (Switzerland)	46,299	1,981,109	24,077	1,030,242	12,071	516,512

Danske Bank A/S (Denmark) †	106,191	2,563,643	61,076	1,474,485	37,664	909,277

DBS Group Holdings,
Ltd. (Singapore)	277,000	2,965,563	138,500	1,482,781	63,500	679,831

Dexus Property
Group (Australia)	155,594	128,643	115,959	95,873	94,149	77,841

Dollar Financial Corp. †	8,184	170,800	5,457	113,888	2,559	53,406

E-House China Holdings, Ltd.
ADS (China) SG	30,300	571,761	—	—	—	—

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Financials cont.
Endurance Specialty Holdings,
Ltd. (Bermuda)	48,800	$1,942,240	36,600	$1,456,680	20,400	$811,920

Evercore Partners, Inc. Class A	5,364	153,464	3,439	98,390	1,694	48,465

Fifth Third Bancorp	119,800	1,441,194	90,000	1,082,700	50,200	603,906

Financial Institutions, Inc.	13,252	234,030	8,648	152,724	4,167	73,589

First Bancorp	10,823	147,409	7,112	96,865	3,213	43,761

First Financial Bancorp	14,838	247,498	9,675	161,379	4,702	78,429

First Industrial Realty
Trust † R SG SB	18,003	91,275	11,753	59,588	5,618	28,483

First Mercury Financial Corp.	9,433	95,085	6,095	61,438	3,320	33,466

FirstRand, Ltd. (South Africa)	247,055	760,224	—	—	—	—

Flagstone Reinsurance Holdings
SA (Luxembourg)	24,083	255,521	15,599	165,505	7,649	81,156

Flushing Financial Corp.	23,269	268,990	15,104	174,602	7,193	83,151

Glimcher Realty Trust R	37,856	232,814	24,739	152,145	11,948	73,480

Goldman Sachs Group,
Inc. (The)	7,604	1,099,386	5,749	831,190	3,200	462,656

Governor & Co. of The Bank of
Ireland (The) (Ireland) †	304,907	257,863	222,659	188,305	187,503	158,573

Governor & Co. of The Bank of
Ireland (The) ADR (Ireland) †	5,062	17,211	3,691	12,549	3,163	10,754

Grupo Financiero Banorte SA
de CV (Mexico)	149,751	568,500	—	—	—	—

Hang Lung Group, Ltd.
(Hong Kong)	60,000	391,682	29,000	189,313	14,000	91,392

Hartford Financial Services
Group, Inc. (The)	68,700	1,576,665	51,600	1,184,220	28,800	660,960

Host Marriott Corp. R	92,500	1,339,400	69,500	1,006,360	38,800	561,824

HSBC Holdings PLC
(United Kingdom)	151,340	1,534,058	110,741	1,122,526	92,358	936,187

Huaku Development Co.,
Ltd. (Taiwan)	318,000	880,463	—	—	—	—

Hudson City Bancorp, Inc.	250,000	3,065,000	187,800	2,302,428	104,700	1,283,622

Huntington Bancshares,
Inc. SG SB SC	194,100	1,100,547	145,900	827,253	81,400	461,538

ICICI Bank, Ltd. (India)	48,881	1,210,685	—	—	—	—

Industrial & Commercial
Bank of China (China)	3,322,000	2,474,743	—	—	—	—

ING Groep NV (Netherlands) †	89,388	927,885	65,247	677,291	54,185	562,463

International Bancshares Corp.	16,688	281,860	11,366	191,972	4,930	83,268

Irish Life & Permanent
PLC (Ireland) †	73,332	139,040	52,358	99,272	42,054	79,736

Japan Retail Fund Investment
Corp. (Japan) R	212	298,717	151	212,765	127	178,948

JPMorgan Chase & Co.	96,974	3,691,800	72,798	2,771,420	40,582	1,544,957

Kinnevik Investment AB
Class B (Sweden)	66,400	1,405,015	33,400	706,739	14,500	306,818

Lexington Realty Trust R	38,421	275,094	25,974	185,974	11,441	81,918

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Financials cont.
Liberty Property Trust R	34,432	$1,098,381	25,879	$825,540	14,425	$460,158

Lloyds Banking Group PLC
(United Kingdom) †	2,227,742	2,594,947	1,111,420	1,294,619	505,315	588,608

LSR Group OJSC GDR (Russia) †	108,560	922,760	—	—	—	—

LTC Properties, Inc. R	14,441	368,534	9,336	238,255	4,481	114,355

Maiden Holdings, Ltd. (Bermuda)	21,967	167,169	14,363	109,302	6,954	52,920

Merchants Bancshares, Inc.	6,033	150,463	3,935	98,139	1,911	47,660

Mitsubishi UFJ Financial
Group, Inc. (Japan)	33,600	156,738	25,900	120,819	21,800	101,693

Mizuho Financial Group,
Inc. (Japan)	373,000	545,701	272,800	399,108	221,900	324,641

Nasdaq OMX Group, Inc. (The) †	157,600	3,062,168	118,300	2,298,569	66,000	1,282,380

National Australia Bank, Ltd.
(Australia)	7,295	178,755	5,749	140,872	4,842	118,647

National Bank of
Canada (Canada)	7,329	463,046	5,256	332,074	4,422	279,382

National Bank of Greece
SA (Greece) †	7,653	74,848	5,899	57,694	4,969	48,598

National Bank of Greece SA
(Rights) (Greece) †	7,653	3,758	5,899	2,897	4,969	2,440

National Bank of Greece SA
(Rights) (Greece) †	7,653	7,203	5,899	5,552	4,969	4,677

National Health Investors, Inc. R	15,314	674,735	9,797	431,656	4,818	212,281

Nelnet, Inc. Class A	27,088	619,773	17,653	403,901	8,495	194,366

Ocwen Financial Corp. †	35,833	363,347	23,519	238,483	11,309	114,673

Old Mutual PLC
(United Kingdom)	272,757	594,968	139,483	304,256	57,768	126,010

Omega Healthcare
Investors, Inc. R	10,856	243,717	7,050	158,273	3,356	75,342

Oppenheimer Holdings, Inc.
Class A	7,580	211,861	4,943	138,157	2,391	66,828

ORIX Corp. (Japan)	6,840	523,315	4,950	378,714	4,100	313,683

Oversea-Chinese Banking
Corp., Ltd. (Singapore)	119,000	800,783	60,000	403,756	27,000	181,690

Park National Corp.	1,934	123,853	1,261	80,754	612	39,192

PDG Realty SA
Empreendimentos e
Participacoes (Brazil)	115,593	1,377,124	—	—	—	—

Pico Holdings, Inc. †	8,622	257,453	7,223	215,679	4,127	123,232

Ping An Insurance (Group)
Co. of China, Ltd. (China)	215,000	2,194,655	44,000	449,139	36,000	367,477

Platinum Underwriters
Holdings, Ltd. (Bermuda)	5,942	258,596	3,832	166,769	1,843	80,207

PNC Financial Services
Group, Inc.	72,100	3,742,711	54,200	2,813,522	30,200	1,567,682

Protective Life Corp.	10,250	223,040	6,691	145,596	3,231	70,307

Prudential PLC
(United Kingdom)	232,526	2,325,938	130,146	1,301,839	14,123	756,521

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Financials cont.
PS Business Parks, Inc. R	6,965	$394,010	4,472	$252,981	2,189	$123,832

QBE Insurance Group,
Ltd. (Australia)	7,984	133,256	4,364	72,837	1,494	24,935

RenaissanceRe Holdings, Ltd.	14,795	887,108	11,125	667,055	6,206	372,112

Renhe Commercial Holdings
Co., Ltd. (China)	600,000	112,130	440,000	82,229	360,000	67,278

Republic Bancorp, Inc. Class A	4,789	101,192	3,114	65,799	1,527	32,266

Resolution, Ltd. (Guernsey)	14,136	54,428	7,030	27,068	3,047	11,732

Rossi Residencial SA (Brazil)	91,958	880,787	—	—	—	—

Royal Bank of Canada (Canada)	4,641	242,008	3,563	185,795	2,971	154,924

Saul Centers, Inc. R	5,198	218,056	3,376	141,623	1,607	67,414

Sberbank OJSC (Russia) †	621,103	1,742,194	89,968	252,360	71,936	201,780

Shinhan Financial Group Co., Ltd.
(South Korea)	16,200	620,153	—	—	—	—

SLM Corp. †	291,900	3,371,445	219,300	2,532,915	122,200	1,411,410

Societe Generale (France)	10,451	602,303	7,682	442,722	6,281	361,981

Soho China, Ltd. (China)	241,500	171,503	180,000	127,828	151,500	107,589

Southside Bancshares, Inc.	11,403	215,403	7,386	139,522	3,617	68,325

Sumitomo Mitsui Financial
Group, Inc. (Japan)	19,500	568,701	14,300	417,048	12,000	349,970

Swiss Life Holding
AG (Switzerland) †	12,201	1,390,955	6,047	689,378	2,738	312,141

TCF Financial Corp. SG SB SC	102,359	1,657,192	76,825	1,243,797	42,828	693,385

Tokio Marine Holdings,
Inc. (Japan)	85,900	2,319,784	42,900	1,158,542	19,500	526,610

Turkiye Garanti Bankasi
AS (Turkey)	50,231	291,506	—	—	—	—

UniCredito Italiano SpA (Italy)	903,105	2,307,312	476,220	1,216,678	248,171	634,044

Universal Health Realty
Income Trust R	3,380	116,306	2,180	75,014	1,053	36,234

Universal Insurance Holdings, Inc.	30,236	135,760	19,425	87,218	9,511	42,704

Uranium Participation
Corp. (Canada) †	7,224	45,761	5,822	36,880	3,327	21,075

Urstadt Biddle Properties, Inc.
Class A R	10,765	194,631	6,958	125,801	3,341	60,405

Wells Fargo & Co.	106,085	2,665,916	79,679	2,002,333	44,383	1,115,345

Westpac Banking
Corp. (Australia)	143,692	3,229,202	71,688	1,611,050	33,122	744,353

Wilshire Bancorp, Inc.	19,230	125,764	12,456	81,462	5,572	36,441

World Acceptance Corp. †	9,785	432,106	6,398	282,536	3,098	136,808

Zurich Financial Services AG
(Switzerland)	3,419	802,196	2,477	581,176	2,063	484,039

		161,720,680		88,538,722		50,059,344

Health care		5.6%		4.9%		3.4%
Abbott Laboratories	26,400	1,379,136	19,900	1,039,576	11,100	579,864

Aetna, Inc.	87,627	2,769,889	65,873	2,082,246	36,679	1,159,423

Affymetrix, Inc. †	3,851	17,561	3,075	14,022	1,920	8,755

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Health care cont.
AGA Medical Holdings,
Inc. † SG SB SC	6,108	$85,268	4,211	$58,786	1,909	$26,650

Akorn, Inc. † SB	28,822	116,441	19,451	78,582	9,312	37,620

Alapis Hldg. Industrial and
Commercial SA of Pharmaceutical
Chemical Products (Greece)	136,514	294,215	101,646	219,067	77,797	167,668

Alfresa Holdings Corp. (Japan)	15,900	678,786	8,000	341,528	3,400	145,149

Allergan, Inc.	56,100	3,732,333	42,200	2,807,566	23,500	1,563,455

Alliance Imaging, Inc. †	24,863	113,873	16,106	73,765	7,902	36,191

Allscripts-Misys Healthcare
Solutions, Inc. †	30,407	561,617	25,447	470,006	15,032	277,641

AMAG Pharmaceuticals, Inc. †	6,692	115,169	5,344	91,970	3,337	57,430

AmerisourceBergen Corp.	69,200	2,121,672	52,000	1,594,320	29,000	889,140

AmSurg Corp. †	7,197	125,804	4,835	84,516	2,196	38,386

Amylin Pharmaceuticals, Inc. †	6,975	145,429	4,710	98,204	2,163	45,099

Assisted Living Concepts,
Inc. Class A †	10,185	310,031	8,533	259,745	4,894	148,973

Astellas Pharma, Inc. (Japan)	23,800	860,499	17,400	629,104	14,400	520,638

AstraZeneca PLC
(United Kingdom)	74,306	3,775,939	37,072	1,883,853	16,835	855,489

athenahealth, Inc. † SG	6,970	230,149	5,802	191,582	3,427	113,160

Auxilium Pharmaceuticals, Inc. †	4,390	108,784	3,007	74,513	1,359	33,676

Beckman Coulter, Inc.	451	22,004	360	17,564	225	10,978

Bio-Rad Laboratories, Inc. Class A †	488	44,169	390	35,299	243	21,994

BioInvent International
AB (Sweden) †	6,230	26,513	4,975	21,172	3,107	13,222

BioMarin Pharmaceuticals, Inc. †	6,516	145,633	4,345	97,111	2,041	45,616

Biotest AG
(Preference) (Germany)	5,982	276,615	4,463	206,375	4,257	196,849

Brookdale Senior Living, Inc. †	31,935	520,860	26,753	436,341	15,345	250,277

Bruker BioSciences Corp. †	32,353	453,913	22,201	311,480	10,745	150,752

Caliper Life Sciences, Inc. †	3,754	14,978	2,989	11,926	1,944	7,757

Cardinal Health, Inc.	74,900	2,474,696	56,200	1,856,848	31,300	1,034,152

Celera Corp.	4,519	30,458	3,609	24,325	2,254	15,192

Cephalon, Inc. †	47,036	2,936,928	35,094	2,191,269	19,502	1,217,705

Cepheid, Inc. †	1,924	35,998	1,537	28,757	960	17,962

Cerner Corp. †	4,186	351,582	3,485	292,705	2,059	172,935

Charles River Laboratories
International, Inc. †	1,091	36,167	869	28,807	565	18,730

Coloplast A/S Class B (Denmark)	6,309	754,625	3,227	385,984	1,337	159,920

Compugen, Ltd. (Israel) † SC	6,146	28,886	4,908	23,068	3,065	14,406

Computer Programs &
Systems, Inc.	4,150	176,666	3,422	145,675	2,022	86,077

Continucare Corp. †	32,053	134,623	21,671	91,018	10,310	43,302

Cooper Companies, Inc. (The)	6,829	315,636	4,610	213,074	2,146	99,188

Covidien PLC (Ireland)	11,888	477,779	8,666	348,287	6,899	277,271

Cubist Pharmaceuticals, Inc. †	7,129	166,747	4,999	116,927	2,088	48,838

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Health care cont.
Emeritus Corp. † SG SB SC	20,068	$342,360	16,811	$286,796	9,643	$164,510

Endo Pharmaceuticals
Holdings, Inc. †	19,282	640,934	12,713	422,580	5,919	196,748

Ensign Group, Inc. (The)	2,780	49,901	2,328	41,788	1,335	23,963

Enzo Biochem, Inc. †	4,997	18,989	3,990	15,162	2,492	9,470

Enzon
Pharmaceuticals, Inc. † SG SB SC	20,070	225,788	13,804	155,295	6,230	70,088

Exelixis, Inc. †	8,724	34,198	5,842	22,901	2,698	10,576

Forest Laboratories, Inc. †	112,389	3,476,192	84,432	2,611,482	47,024	1,454,452

Gen-Probe, Inc. †	1,057	51,222	844	40,900	527	25,538

Genomic Health, Inc. †	1,577	21,069	1,259	16,820	786	10,501

Gentiva Health Services, Inc. †	13,095	286,126	8,675	189,549	4,130	90,241

Gilead Sciences, Inc. †	120,400	4,287,444	90,400	3,219,144	50,400	1,794,744

GlaxoSmithKline PLC
(United Kingdom)	174,471	3,439,712	87,044	1,716,081	40,435	797,180

Harvard Bioscience, Inc. †	7,741	29,416	6,182	23,492	3,861	14,672

Health Management
Associates, Inc. Class A †	51,234	392,452	33,741	258,456	16,244	124,429

Health Net, Inc. †	42,700	1,161,013	32,100	872,799	17,900	486,701

HealthSouth Corp. †	14,778	283,738	9,988	191,770	4,756	91,315

HealthSpring, Inc. †	14,258	368,427	9,300	240,312	4,480	115,763

Helicos BioSciences
Corp. † SG SB SC	34,968	16,820	27,925	13,432	17,441	8,389

Hi-Tech Pharmacal Co., Inc. †	13,493	273,098	9,110	184,386	4,352	88,084

Humana, Inc. †	40,600	2,039,744	30,500	1,532,320	17,000	854,080

Illumina, Inc. †	1,525	75,030	1,218	59,926	760	37,392

Impax Laboratories, Inc. †	7,338	145,292	4,954	98,089	2,367	46,867

Ironwood Pharmaceuticals, Inc. †	8,836	89,950	5,927	60,337	2,752	28,015

Johnson & Johnson	80,233	4,971,237	60,280	3,734,949	33,609	2,082,414

Kensey Nash Corp. †	8,799	254,203	5,902	170,509	2,727	78,783

Kindred Healthcare, Inc. †	21,679	282,261	18,161	236,456	10,417	135,629

Kinetic Concepts, Inc. †	12,589	460,506	8,508	311,223	3,961	144,893

Laboratory Corp. of
America Holdings †	25,400	1,992,122	19,100	1,498,013	10,600	831,358

LHC Group, Inc. †	4,470	103,659	3,018	69,987	1,384	32,095

Life Technologies Corp. †	1,515	70,735	1,209	56,448	755	35,251

Lincare Holdings, Inc.	15,718	394,365	10,449	262,165	4,890	122,690

Luminex Corp. †	1,693	27,088	1,348	21,568	877	14,032

Magellan Health Services, Inc. †	8,243	389,399	5,484	259,064	2,598	122,730

Martek Biosciences Corp. †	17,387	393,468	12,916	292,289	7,051	159,564

McKesson Corp.	5,415	334,539	4,478	276,651	2,645	163,408

Medco Health Solutions, Inc. †	67,600	3,519,256	50,700	2,639,442	28,300	1,473,298

Medical Action Industries, Inc. †	9,958	90,120	6,714	60,762	3,168	28,670

Mediceo Paltac Holdings
Co., Ltd. (Japan)	30,400	386,790	22,200	282,458	18,300	232,837

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Health care cont.
Medicis Pharmaceutical Corp.
Class A	18,016	$534,174	11,918	$353,369	5,689	$168,679

MELA Sciences, Inc. † SG SB SC	17,379	113,311	11,751	76,617	5,506	35,899

Merck & Co., Inc.	73,718	2,713,560	55,399	2,039,237	30,888	1,136,987

Mettler-Toledo International, Inc. †	525	65,331	419	52,140	262	32,603

Miraca Holdings, Inc. (Japan)	11,100	393,339	8,000	283,487	6,900	244,508

Mitsubishi Tanabe Pharma (Japan)	43,000	701,283	31,000	505,576	26,000	424,032

Momenta Pharmaceuticals, Inc. †	5,629	84,716	3,805	57,265	1,810	27,241

Nanosphere, Inc. †	6,844	34,425	5,466	27,494	3,414	17,172

Nippon Shinyaku Co., Ltd. (Japan)	30,000	417,316	22,000	306,032	18,000	250,390

Novartis AG (Switzerland)	53,824	3,089,993	30,318	1,740,532	18,108	1,039,566

Obagi Medical Products, Inc. †	17,515	183,908	11,428	119,994	5,483	57,572

OraSure Technologies, Inc. †	43,220	175,041	28,844	116,818	13,426	54,375

Pall Corp.	5,532	230,352	4,634	192,960	2,648	110,263

Par Pharmaceutical Cos., Inc. †	26,428	768,526	17,680	514,134	8,277	240,695

PerkinElmer, Inc.	2,096	48,501	1,673	38,713	1,045	24,181

Perrigo Co.	45,800	2,941,276	34,400	2,209,168	19,200	1,233,024

Pfizer, Inc.	214,219	3,678,140	160,823	2,761,331	89,669	1,539,617

Providence Service Corp. (The) †	9,043	148,215	6,032	98,864	2,847	46,662

QIAGEN NV (Netherlands) †	2,693	47,774	2,151	38,159	1,343	23,825

Quality Systems, Inc.	4,186	277,574	3,522	233,544	2,081	137,991

Questcor Pharmaceuticals, Inc. †	20,792	206,257	14,154	140,408	6,405	63,538

Roche Holding AG (Switzerland)	6,110	835,375	3,450	471,693	1,811	247,605

Salix Pharmaceuticals, Ltd. †	5,063	201,102	3,457	137,312	1,554	61,725

Sanofi-Aventis (France)	68,856	4,590,488	37,500	2,500,048	20,692	1,379,493

Sciclone Pharmaceuticals, Inc. †	26,829	70,829	18,149	47,913	8,416	22,218

Sequenom, Inc. † SG SB SC	4,762	33,382	3,792	26,582	2,466	17,287

Sinovac Biotech, Ltd. (China) †	20,811	80,747	15,729	61,029	13,110	50,867

Sirona Dental Systems, Inc. †	3,897	140,448	2,599	93,668	1,220	43,969

Somaxon
Pharmaceuticals, Inc. † SG SB SC	18,402	71,584	12,446	48,415	5,776	22,469

Steris Corp.	8,685	288,516	5,733	190,450	2,720	90,358

Sun Healthcare Group, Inc. †	29,379	248,840	24,612	208,464	14,117	119,571

Suzuken Co., Ltd. (Japan)	22,100	732,250	11,900	394,288	5,900	195,487

Techne Corp.	749	46,236	598	36,915	373	23,025

Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	21,839	1,152,007	12,823	676,413	7,844	413,771

Thermo Fisher Scientific, Inc. †	967	46,300	772	36,963	482	23,078

UCB SA (Belgium)	12,554	435,214	9,738	337,590	7,620	264,165

United Therapeutics Corp. †	4,465	250,085	3,082	172,623	1,394	78,078

UnitedHealth Group, Inc.	118,151	4,148,282	88,776	3,116,925	49,458	1,736,470

Valeant Pharmaceuticals
International, Inc. (Canada) SG SB	26,502	663,875	17,520	438,876	8,186	205,059

Vanda Pharmaceuticals, Inc. †	14,757	98,577	9,839	65,725	4,622	30,875

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Health care cont.
Viropharma, Inc. †	28,732	$428,394	19,067	$284,289	8,945	$133,370

Waters Corp. †	47,558	3,366,155	35,725	2,528,616	19,928	1,410,504

West Pharmaceutical Services, Inc.	3,539	121,423	2,360	80,972	1,108	38,015

Young Innovations, Inc.	7,506	214,747	5,080	145,339	2,367	67,720

		93,504,602		65,429,714		36,392,899

Technology		9.0%		7.7%		5.5%
A123 Systems, Inc. † SG SB SC	11,446	102,671	9,228	82,775	5,991	53,739

Accenture PLC Class A	110,700	4,703,643	83,200	3,535,168	46,300	1,967,287

Acxiom Corp. †	22,360	354,630	14,756	234,030	7,161	113,573

Adobe Systems, Inc. †	15,974	417,720	13,382	349,939	7,646	199,943

Advanced Battery
Technologies, Inc. † SG SB SC	24,545	88,117	20,135	72,285	11,505	41,303

Advanced Micro Devices, Inc. †	171,300	1,217,943	128,700	915,057	71,800	510,498

Agilent Technologies, Inc. †	1,647	54,960	1,315	43,882	821	27,397

Akamai Technologies, Inc. †	15,807	793,195	12,534	628,956	8,245	413,734

Altek Corp. (Taiwan)	99,979	148,489	74,474	110,609	62,231	92,426

Amdocs, Ltd. (United Kingdom) †	50,888	1,458,450	38,236	1,095,844	21,313	610,831

Amkor Technologies, Inc. †	19,525	128,279	12,744	83,728	6,096	40,051

Analog Devices, Inc.	124,100	3,894,258	93,200	2,924,616	51,900	1,628,622

Anixter International, Inc. †	10,254	553,613	6,747	364,271	3,236	174,712

Apple, Inc. †	32,353	9,180,164	24,283	6,890,301	13,517	3,835,449

Applied Materials, Inc.	360,800	4,214,144	271,000	3,165,280	151,000	1,763,680

ArcSight, Inc. †	12,293	535,483	9,842	428,718	6,147	267,763

ARRIS Group, Inc. †	22,484	219,669	14,931	145,876	6,097	59,568

AsiaInfo-Linkage, Inc. (China) †	34,506	680,803	—	—	—	—

Autonomy Corp. PLC
(United Kingdom) †	22,974	654,580	16,764	477,643	13,595	387,351

Badger Meter, Inc.	5,019	203,169	4,205	170,218	2,403	97,273

Black Box Corp.	9,283	297,613	6,152	197,233	3,014	96,629

Blue Coat Systems, Inc. †	7,567	182,062	6,043	145,395	3,774	90,802

Brocade Communications
Systems, Inc. †	79,635	465,068	53,313	311,348	25,634	149,703

BYD Co., Ltd. (China)	38,500	309,385	31,000	249,116	19,500	156,702

CA, Inc.	188,700	3,985,344	141,700	2,992,704	79,000	1,668,480

CACI International, Inc. Class A †	3,411	154,382	2,681	121,342	1,674	75,765

Cavium Networks, Inc. † SG	19,414	558,347	13,021	374,484	6,048	173,940

Check Point Software
Technologies, Ltd. (Israel) †	10,223	377,535	8,204	302,974	5,124	189,229

Checkpoint Systems, Inc. †	22,395	455,738	15,172	308,750	7,027	142,999

China BAK Battery, Inc.
(China) † SG SB SC	33,200	60,424	29,000	52,780	15,400	28,028

Cisco Systems, Inc. †	203,789	4,462,979	155,418	3,403,654	89,163	1,952,670

Citrix Systems, Inc. †	14,979	1,022,167	11,871	810,077	7,809	532,886

Compal Electronics, Inc. (Taiwan)	199,867	238,946	143,781	171,894	121,347	145,073

Computershare Ltd. (Australia)	124,119	1,170,225	62,936	593,376	27,855	262,624

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
Concur Technologies, Inc. †	15,341	$758,459	12,852	$635,403	7,343	$363,038

Convergys Corp. †	21,173	221,258	14,396	150,438	6,528	68,218

CSG Systems International, Inc. †	28,122	512,664	18,404	335,505	8,738	159,294

Cypress Semiconductor Corp. †	182,983	2,301,926	137,414	1,728,668	76,601	963,641

DDi Corp.	11,530	106,537	7,779	71,878	3,626	33,504

Dell, Inc. †	346,663	4,492,752	260,333	3,373,916	145,102	1,880,522

Elster Group SE ADR (Germany) †	5,080	70,104	3,424	47,251	1,647	22,729

EMC Corp. †	47,144	957,495	39,494	802,123	22,566	458,315

Emdeon, Inc. Class A †	15,391	187,462	12,812	156,050	7,568	92,178

Ener1, Inc. †	20,202	74,343	16,216	59,675	10,080	37,094

EnerSys †	19,514	487,265	13,822	345,135	7,165	178,910

Entegris, Inc. †	42,099	196,602	28,400	132,628	13,059	60,986

F-Secure OYJ (Finland)	17,911	55,460	14,304	44,291	8,933	27,660

F5 Networks, Inc. †	13,889	1,441,817	10,708	1,111,597	6,795	705,389

Fair Isaac Corp.	8,987	221,619	5,865	144,631	2,851	70,306

Fairchild Semiconductor Intl., Inc. †	45,151	424,419	29,999	281,991	14,034	131,920

FEI Co. †	68,000	1,330,760	54,200	1,060,694	32,300	632,111

Fortinet, Inc. †	15,019	375,475	11,994	299,850	7,491	187,275

Fujitsu, Ltd. (Japan)	486,000	3,415,230	262,000	1,841,132	146,000	1,025,974

Garmin, Ltd. SG SB SC	4,700	142,645	3,900	118,365	3,300	100,155

Global Payments, Inc.	11,255	482,727	8,445	362,206	4,705	201,797

Google, Inc. Class A †	8,778	4,615,385	6,686	3,515,432	3,902	2,051,633

Greatbatch, Inc. †	3,906	90,580	3,158	73,234	2,051	47,563

GS Yuasa Corp. (Japan) SG SB SC	29,000	204,137	24,000	168,941	14,000	98,549

Harris Corp.	84,285	3,732,983	63,390	2,807,543	35,481	1,571,453

HealthStream, Inc. †	27,078	144,055	22,540	119,913	13,315	70,836

Hewlett-Packard Co.	61,644	2,593,363	46,128	1,940,605	27,231	1,145,608

Hitachi, Ltd. (Japan) †	579,000	2,534,297	289,000	1,264,960	131,000	573,390

Hon Hai Precision Industry
Co., Ltd. (Taiwan) †	350,200	1,317,110	—	—	—	—

IBM Corp.	41,320	5,542,665	31,015	4,160,352	17,295	2,319,951

Informatica Corp. †	9,940	381,795	6,717	258,000	3,221	123,719

Infospace, Inc. †	32,524	281,658	21,637	187,376	10,229	88,583

Integrated Silicon Solutions, Inc. †	24,870	214,131	16,618	143,081	7,909	68,096

Intel Corp.	142,553	2,741,294	107,041	2,058,398	59,639	1,146,858

Intuit, Inc. †	16,949	742,536	13,444	588,982	8,843	387,412

Ixia †	18,114	224,614	12,237	151,739	5,810	72,044

Johnson Matthey PLC
(United Kingdom)	51,922	1,437,757	26,324	728,930	11,652	322,652

Juniper Networks, Inc. †	26,790	813,077	22,442	681,115	12,823	389,178

Jusung Engineering Co., Ltd.
(South Korea) †	37,953	715,623	4,893	92,260	4,035	76,082

Lawson Software, Inc. †	22,807	193,175	15,405	130,480	7,386	62,559

LDK Solar Co., Ltd. ADR
(China) † SG SB SC	12,078	124,162	9,953	102,317	6,187	63,602

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
Lexmark International, Inc.
Class A †	10,360	$462,263	6,748	$301,096	3,242	$144,658

LivePerson, Inc. †	29,366	246,674	19,830	166,572	9,089	76,348

Longtop Financial Technologies
Ltd. ADR (Hong Kong) †	19,810	779,524	14,543	572,267	12,114	476,686

Macronix International Co.,
Ltd. (Taiwan)	966,000	601,402	—	—	—	—

Magma Design
Automation, Inc. †	50,859	188,178	34,353	127,106	15,743	58,249

Mantech International Corp.
Class A †	6,597	261,241	5,250	207,900	3,279	129,848

MedAssets, Inc. †	8,837	185,930	5,968	125,567	2,831	59,564

MEMC Electronic Materials, Inc. †	8,698	103,680	7,259	86,527	4,286	51,089

Microsoft Corp.	315,957	7,737,787	239,570	5,867,069	137,988	3,379,326

MicroStrategy, Inc. †	4,881	422,743	3,242	280,790	1,537	133,120

Monotype Imaging Holdings, Inc. †	16,906	154,690	11,419	104,484	5,410	49,502

Motech Industries, Inc. (Taiwan)	20,199	75,322	16,159	60,257	10,099	37,659

NCI, Inc. †	4,039	76,418	3,172	60,014	1,981	37,481

Neowiz Games Corp.
(South Korea) †	21,190	855,777	—	—	—	—

NetApp, Inc. †	15,565	774,981	12,382	616,500	8,145	405,540

Netgear, Inc. †	5,919	159,872	4,000	108,040	1,904	51,427

NetSuite, Inc. † SG SB	15,022	354,069	12,585	296,628	7,190	169,468

NVE Corp. †	2,833	121,904	2,285	98,324	1,371	58,994

Omnicell, Inc. †	16,458	215,271	13,980	182,858	8,284	108,355

ON Semiconductor Corp. †	450,300	3,246,663	338,200	2,438,422	188,500	1,359,085

Oracle Corp.	82,238	2,208,090	61,749	1,657,961	34,386	923,264

Plantronics, Inc.	11,713	395,665	7,911	267,234	3,681	124,344

PMC — Sierra, Inc. †	18,736	137,897	12,646	93,075	6,061	44,609

Polycom, Inc. †	18,996	518,211	12,660	345,365	6,112	166,735

PV Crystalox Solar PLC
(United Kingdom)	27,618	21,810	22,185	17,520	12,676	10,010

QLogic Corp. †	176,274	3,109,473	131,216	2,314,650	72,204	1,273,679

Qualcomm, Inc.	22,794	1,028,465	17,122	772,545	9,605	433,378

Quantum Corp. †	128,825	273,109	85,246	180,722	40,380	85,606

Quest Software, Inc. †	49,343	1,213,344	32,478	798,634	15,566	382,768

Radiant Opto-Electronics
Corp. (Taiwan)	325,910	488,216	—	—	—	—

Renesola, Ltd. ADR (China) †	9,000	112,500	7,900	98,750	4,200	52,500

Roth & Rau AG (Germany) †	1,770	42,251	1,499	35,782	857	20,457

Rubicon
Technology, Inc. † SG SB SC	5,470	124,114	3,689	83,703	1,739	39,458

Saft Groupe SA (France)	3,214	125,384	2,637	102,874	1,639	63,940

SAIC, Inc. †	15,462	247,083	12,404	198,216	7,747	123,797

Salesforce.com, Inc. †	8,729	975,902	6,911	772,650	4,546	508,243

Samsung Electronics Co., Ltd.
(South Korea)	2,316	1,578,191	—	—	—	—

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
SanDisk Corp. †	95,400	$3,496,410	71,600	$2,624,140	39,900	$1,462,335

Sanmina-SCI Corp. †	13,698	165,472	9,244	111,668	4,429	53,502

SAP AG (Germany)	7,300	361,310	5,400	267,271	4,400	217,776

Seagate Technology †	216,600	2,551,548	162,700	1,916,606	90,700	1,068,446

Shanda Games, Ltd.
ADR (China) †	32,300	173,128	24,200	129,712	18,900	101,304

Silicon Graphics
International Corp. †	11,881	92,197	8,021	62,243	3,832	29,736

Silicon Laboratories,
Inc. † SG SB SC	26,295	963,712	19,102	700,088	10,125	371,081

Simplo Technology Co.,
Ltd. (Taiwan)	17,600	100,277	14,300	81,475	8,800	50,138

Skyworks Solutions, Inc. †	10,457	216,251	7,056	145,918	3,289	68,017

SMART Modular Technologies
(WWH), Inc. †	50,750	306,023	33,896	204,393	16,418	99,001

Sohu.com, Inc. (China) †	5,506	317,256	—	—	—	—

Solarworld AG (Germany) SG SB SC	4,570	57,350	3,878	48,666	2,290	28,738

Sourcefire, Inc. †	11,894	343,023	9,473	273,201	5,916	170,617

STMicroelectronics NV (France)	258,288	1,978,616	128,860	987,133	59,853	458,504

Symantec Corp. †	27,676	419,845	22,029	334,180	13,759	208,724

Synchronoss Technologies, Inc. †	13,146	234,130	8,872	158,010	4,251	75,710

Syniverse Holdings, Inc. †	9,316	211,194	6,280	142,368	2,963	67,171

Taiwan Semiconductor
Manufacturing Co., Ltd. (Taiwan)	428,350	850,078	—	—	—	—

Tech Data Corp. †	15,248	614,494	10,163	409,569	4,853	195,576

TeleCommunication Systems,
Inc. Class A †	34,285	134,054	22,421	87,666	10,871	42,506

Teradata Corp. †	112,500	4,338,000	84,500	3,258,320	47,100	1,816,176

Teradyne, Inc. † SG SB	106,100	1,181,954	79,800	888,972	44,500	495,730

TIBCO Software, Inc. †	61,235	1,086,309	40,832	724,360	18,363	325,760

Travelzoo, Inc. †	3,783	97,450	2,554	65,791	1,220	31,427

Trend Micro, Inc. (Japan)	7,000	209,102	5,600	167,281	3,500	104,551

TTM Technologies, Inc. †	44,696	437,574	29,482	288,629	13,900	136,081

Ultralife Batteries, Inc. †	10,671	46,739	9,133	40,003	5,219	22,859

Ultratech, Inc. †	9,106	155,713	7,272	124,351	4,541	77,651

Unisys Corp. †	27,240	759,996	18,042	503,372	8,565	238,964

Valence
Technology, Inc. † SG SB SC	41,700	47,955	36,400	41,860	20,900	24,035

Venture Corp., Ltd. (Singapore)	45,000	336,007	33,000	246,405	28,000	209,071

VeriFone Systems, Inc. †	9,122	283,421	6,169	191,671	2,860	88,860

VeriSign, Inc. †	11,001	349,172	8,814	279,756	5,505	174,729

VMware, Inc. Class A †	50,856	4,319,709	38,578	3,276,815	22,106	1,877,684

Watts Water Technologies,
Inc. Class A	9,039	307,778	7,573	257,861	4,327	147,334

Websense, Inc. †	5,204	92,319	4,156	73,727	2,595	46,035

Western Digital Corp. †	46,300	1,314,457	34,800	987,972	19,400	550,766

Wistron Corp. (Taiwan)	461,101	841,277	—	—	—	—

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
Woongjin Energy Co., Ltd.
(South Korea) †	50,770	$814,813	7,710	$123,739	6,360	$102,072

Xyratex, Ltd. (United Kingdom) †	37,816	561,189	25,062	371,920	12,054	178,881

Zix Corp. †	13,782	39,141	11,005	31,254	6,873	19,519

		151,076,148		104,099,876		58,507,768

Transportation		0.7%		0.5%		0.4%
Alaska Air Group, Inc. †	7,723	394,105	5,127	261,631	2,462	125,636

CAI International, Inc. †	28,610	434,014	19,375	293,919	8,939	135,605

Central Japan Railway Co. (Japan)	250	1,840,748	125	920,374	56	412,328

ComfortDelgro Corp.,
Ltd. (Singapore)	188,000	217,283	138,000	159,495	115,000	132,913

Copa Holdings SA
Class A (Panama)	7,454	401,845	—	—	—	—

Deutsche Lufthansa
AG (Germany) †	10,721	197,204	7,830	144,027	6,457	118,771

Deutsche Post AG (Germany)	14,694	266,677	10,802	196,042	8,960	162,612

Ferrovial SA (Spain)	47,996	449,051	40,208	376,187	22,976	214,964

HUB Group, Inc. Class A †	11,891	347,931	8,042	235,309	3,729	109,111

Qantas Airways, Ltd. (Australia) †	122,306	329,973	89,235	240,750	74,917	202,121

Republic Airways Holdings, Inc. †	45,967	380,607	30,580	253,202	14,271	118,164

SembCorp Marine,
Ltd. (Singapore)	293,000	875,558	145,000	433,297	67,000	200,213

Singapore Airlines,
Ltd. (Singapore)	27,000	335,049	20,000	248,185	17,000	210,957

TAL International Group, Inc.	11,473	277,876	7,748	187,657	3,558	86,175

TAV Havalimanlari Holding
AS (Turkey) †	138,431	741,193	—	—	—	—

TNT NV (Netherlands)	25,222	678,104	14,041	377,498	7,281	195,753

UAL Corp. SG SB SC	137,274	3,243,785	101,336	2,394,570	55,514	1,311,796

US Airways Group, Inc. †	12,546	116,051	8,470	78,348	4,047	37,435

Wabtec Corp.	11,804	564,113	7,882	376,681	3,647	174,290

		12,091,167		7,177,172		3,948,844

Utilities and power		2.3%		1.9%		1.3%
Alliant Energy Corp.	26,408	959,931	19,823	720,566	11,043	401,413

Ameren Corp.	25,200	715,680	18,900	536,760	10,600	301,040

American States Water Co.	3,581	128,128	3,000	107,340	1,714	61,327

Aqua America, Inc.	10,054	205,102	8,422	171,809	4,812	98,165

Atco, Ltd. Class I (Canada)	5,300	278,486	4,000	210,178	3,368	176,970

BKW FMB Energie
AG (Switzerland)	1,877	123,820	1,551	102,315	887	58,513

California Water Service Group	3,247	119,977	2,720	100,504	1,554	57,420

Centrica PLC (United Kingdom)	137,977	701,470	101,579	516,424	81,412	413,896

CEZ AS (Czech Republic)	6,797	304,464	4,993	223,656	4,188	187,597

China Longyuan Power
Group Corp. (China) †	185,000	183,597	147,000	145,885	96,000	95,272

Chubu Electric Power, Inc. (Japan)	15,100	373,562	7,500	185,544	3,200	79,165

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Utilities and power cont.
Cia de Saneamento Basico do
Estado de Sao Paulo ADR
(Brazil) SB	7,088	$322,575	5,938	$270,238	3,393	$154,415

CMS Energy Corp. SG	50,000	901,000	37,600	677,552	21,000	378,420

Consolidated Water Co., Inc.
(Cayman Islands)	3,671	34,801	3,576	33,900	1,758	16,666

DPL, Inc.	55,600	1,452,828	41,756	1,091,084	23,300	608,829

EDF (France)	4,988	215,275	4,011	173,109	2,622	113,162

EDF Energies Nouvelles
SA (France)	2,312	88,650	1,827	70,053	1,136	43,558

Enel SpA (Italy)	622,678	3,321,013	310,654	1,656,853	141,196	753,060

Energias de Portugal (EDP)
SA (Portugal)	759,230	2,603,568	378,780	1,298,921	171,824	589,223

Entergy Corp.	25,019	1,914,704	18,944	1,449,784	10,771	824,305

Exelon Corp.	102,937	4,383,057	77,873	3,315,832	43,470	1,850,953

FirstEnergy Corp. SG SB SC	90,550	3,489,797	68,007	2,620,990	37,843	1,458,469

Fortum OYJ (Finland)	13,321	348,692	9,842	257,625	7,996	209,304

GDF Suez (France)	18,424	659,947	14,878	532,929	9,676	346,594

Guangdong Investment,
Ltd. (China)	1,144,000	597,150	886,000	462,478	626,000	326,762

Hokkaido Electric Power Co., Inc.
(Japan)	6,000	119,583	4,800	95,666	3,100	61,784

Hokuriku Electric Power
Co. (Japan)	7,500	171,423	6,500	148,567	3,800	86,855

Huaneng Power International,
Inc. (China)	72,000	44,821	58,000	36,106	34,000	21,166

Infigen Energy (Australia)	158,062	112,342	133,729	95,047	76,409	54,307

International Power PLC
(United Kingdom)	113,889	694,451	95,409	581,767	54,514	332,405

Kansai Electric Power,
Inc. (Japan)	9,600	233,352	7,600	184,737	4,700	114,245

Kyushu Electric Power Co.,
Inc. (Japan)	8,300	189,709	6,600	150,853	4,100	93,711

Lanco Infratech, Ltd. (India) †	407,060	652,238	—	—	—	—

NextEra Energy, Inc.	5,589	303,986	4,405	239,588	2,880	156,643

NRG Energy, Inc. †	53,900	1,122,198	40,500	843,210	22,600	470,532

Ormat Technologies, Inc.	1,893	55,219	1,643	47,926	939	27,391

Public Power Corp. SA (Greece)	36,071	562,386	18,220	284,070	7,877	122,811

Red Electrica Corp. SA (Spain)	34,811	1,637,959	17,168	807,804	7,679	361,319

Severn Trent PLC
(United Kingdom)	12,993	267,695	10,885	224,264	6,219	128,130

Shikoku Electric Power Co.,
Inc. (Japan)	5,400	155,091	4,300	123,498	2,700	77,545

SJW Corp.	4,023	99,086	3,370	83,003	1,926	47,437

TECO Energy, Inc.	158,100	2,738,292	118,800	2,057,616	66,200	1,146,584

Tenaga Nasional
Berhad (Malaysia)	170,100	486,000	—	—	—	—

Terna SPA (Italy)	307,529	1,307,744	152,524	648,597	69,016	293,485

COMMON STOCKS* cont.	Growth 56.3%		Balanced 44.6%		Conservative 31.9%
	Shares	Value	Shares	Value	Shares	Value

Utilities and power cont.
Toho Gas Co., Ltd. (Japan)	120,000	$594,316	61,000	$302,111	26,000	$128,768

Tokyo Electric Power Co. (Japan)	3,200	78,129	2,400	58,597	2,000	48,831

Tokyo Gas Co., Ltd. (Japan)	110,000	499,940	81,000	368,138	68,000	309,054

TransAlta Corp. (Canada)	2,292	48,976	1,919	41,005	1,097	23,441

Veolia Environnement (France)	12,823	337,930	10,743	283,115	6,138	161,757

Westar Energy, Inc.	36,414	882,311	27,357	662,860	15,231	369,047

		37,822,451		25,300,474		14,241,746
Total common stocks
(cost $849,133,744, $540,827,679
and $298,150,162)		$944,151,912		$599,659,407		$337,654,096

CORPORATE BONDS
AND NOTES*	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Basic materials		1.1%		1.7%		1.8%
Airgas, Inc. sr. unsec.
unsub. notes 2.85s, 2013	$90,000	$91,715	$190,000	$193,621	$255,000	$259,860

Aleris International, Inc.
company guaranty sr. unsec.
notes 9s, 2014 (In default) † ‡‡	285,000	713	295,000	738	135,000	338

AMH Holdings, LLC sr. disc.
unsec. notes 11 1/4s, 2014	130,000	135,850	125,000	130,625	90,000	94,050

ArcelorMittal sr. unsec. unsub.
9.85s, 2019 (France)	285,000	365,634	665,000	853,145	870,000	1,116,144

Associated Materials, LLC/Associated
Materials Finance, Inc. company
guaranty sr. notes 9 7/8s, 2016	290,000	350,900	295,000	356,950	225,000	272,250

BHP Billiton Finance USA, Ltd.
company guaranty sr. unsec.
unsub. notes 6 1/2s,
2019 (Canada)	210,000	257,739	460,000	564,571	565,000	693,440

Builders FirstSource, Inc. 144A
company guaranty sr. notes
FRN 13s, 2016	162,000	156,330	152,000	146,680	73,000	70,445

Celanese US Holdings, LLC 144A
company guaranty sr. notes
6 5/8s, 2018 (Germany)	125,000	127,813	120,000	122,700	95,000	97,138

Chemtura Corp. 144A company
guaranty sr. unsec. notes
7 7/8s, 2018	60,000	62,700	60,000	62,700	45,000	47,025

Clondalkin Acquisition BV 144A
company guaranty sr. notes
FRN 2.292s, 2013 (Netherlands)	325,000	294,125	245,000	221,725	75,000	67,875

Compass Minerals International, Inc.
company guaranty sr. unsec.
notes 8s, 2019	360,000	380,250	375,000	396,094	255,000	269,344

Dow Chemical Co. (The) sr.
unsec. unsub. notes 8.55s, 2019	230,000	290,419	425,000	536,643	615,000	776,554

Dow Chemical Co. (The) sr.
unsec. unsub. notes 5.9s, 2015	107,000	119,314	295,000	328,949	347,000	386,933

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Basic materials cont.
E.I. du Pont de Nemours & Co.
sr. notes 3 5/8s, 2021		$265,000	$269,221	$525,000	$533,363	$630,000	$640,035

E.I. du Pont de Nemours & Co.
sr. unsec. notes 5 7/8s, 2014		45,000	51,416	120,000	137,110	290,000	331,349

Ferro Corp. sr. unsec. notes
7 7/8s, 2018		180,000	186,750	180,000	186,750	140,000	145,250

FMG Resources August 2006 Pty,
Ltd. 144A sr. sec. notes 10 5/8s,
2016 (Australia)		595,000	732,594	595,000	732,594	440,000	541,750

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes
8 3/8s, 2017		2,284,000	2,540,950	1,912,000	2,127,100	1,577,000	1,754,413

Georgia-Pacific, LLC sr. unsec.
unsub. notes 9 1/2s, 2011		135,000	145,125	5,000	5,375	—	—

Georgia-Pacific, LLC sr. unsec.
unsub. notes 8 1/8s, 2011		—	—	140,000	145,250	140,000	145,250

Georgia-Pacific, LLC 144A company
guaranty sr. unsec. notes 7s, 2015		110,000	114,400	105,000	109,200	65,000	67,600

Glencore Funding LLC 144A
company guaranty sr. unsec.
unsub. notes 6s, 2014		—	—	2,492,000	2,585,161	2,264,000	2,348,637

Graphic Packaging International,
Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		70,000	71,750	65,000	66,625	55,000	56,375

Hanson PLC company guaranty
6 1/8s, 2016 (United Kingdom)		2,145,000	2,153,044	—	—	—	—

Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		203,000	211,120	200,000	208,000	153,000	159,120

Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty sr. notes 8 7/8s, 2018		75,000	73,500	75,000	73,500	60,000	58,800

Huntsman International, LLC
company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		145,000	150,075	140,000	144,900	105,000	108,675

Huntsman International, LLC
company guaranty sr. unsec.
sub. notes 7 7/8s, 2014		205,000	212,688	210,000	217,875	160,000	166,000

Huntsman International, LLC 144A
company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		130,000	134,550	130,000	134,550	100,000	103,500

Ineos Finance PLC 144A company
guaranty sr. notes 9s, 2015
(United Kingdom)		155,000	161,975	155,000	161,975	115,000	120,175

Ineos Group Holdings PLC
company guaranty sr.
notes 7 7/8s, 2016
(United Kingdom)	EUR	135,000	148,327	135,000	148,327	100,000	109,872

International Paper Co.
bonds 7.95s, 2018		$200,000	242,550	$505,000	612,438	$360,000	436,590

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Basic materials cont.
International Paper Co. sr. unsec.
notes 9 3/8s, 2019		$—	$—	$—	$—	$300,000	$387,750

Jefferson Smurfit escrow
bonds 8 1/4s, 2012 (In default) †		55,000	1,994	25,000	906	30,000	1,088

Lubrizol Corp. (The) sr. unsec.
notes 8 7/8s, 2019		135,000	175,389	310,000	402,745	370,000	480,695

Lyondell Chemical Co. sr.
notes 11s, 2018		864,579	956,441	874,584	967,509	649,699	718,730

Lyondell Chemical Co. 144A
company guaranty sr. notes
8s, 2017		350,000	382,375	345,000	376,913	265,000	289,513

Metals USA, Inc. company
guaranty sr. unsec. notes
11 1/8s, 2015		125,000	132,500	115,000	121,900	80,000	84,800

Momentive Performance
Materials, Inc. company guaranty
sr. notes 12 1/2s, 2014		370,000	418,100	365,000	412,450	285,000	322,050

Momentive Performance
Materials, Inc. company
guaranty sr. unsec. notes
9 3/4s, 2014		250,000	256,250	250,000	256,250	185,000	189,625

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		110,000	119,267	105,000	113,845	50,000	54,212

NewPage Corp. company
guaranty sr. notes 11 3/8s, 2014		250,000	226,250	250,000	226,250	190,000	171,950

Novelis, Inc. company guaranty
sr. unsec. notes 11 1/2s, 2015		570,000	651,225	655,000	748,338	500,000	571,250

Novelis, Inc. company guaranty
sr. unsec. notes 7 1/4s, 2015		390,000	396,825	353,000	359,178	225,000	228,938

PE Paper Escrow GmbH
sr. notes Ser. REGS,
11 3/4s, 2014 (Austria)	EUR	80,000	126,132	70,000	110,366	70,000	110,366

PE Paper Escrow GmbH
144A sr. notes 12s,
2014 (Austria)		$410,000	473,550	$435,000	502,425	$280,000	323,400

Rio Tinto Finance USA LTD
company guaranty sr. unsec.
notes 9s, 2019 (Australia)		63,000	87,915	145,000	202,345	182,000	253,978

Rio Tinto Finance USA LTD sr.
unsec. notes 5 7/8s,
2013 (Australia)		270,000	301,169	416,000	464,023	100,000	111,544

Rio Tinto Finance USA, Ltd.
company guaranty sr. unsec.
notes company guaranty sr.
unsec. notes 8.95s,
2014 (Australia)		15,000	18,520	150,000	185,197	635,000	784,001

Rohm & Haas Co. sr. unsec.
unsub. notes 7.85s, 2029		495,000	551,831	495,000	551,831	370,000	412,480

Smurfit Kappa Funding PLC sr.
unsec. sub. notes 7 3/4s,
2015 (Ireland)		475,000	479,750	490,000	494,900	390,000	393,900

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Basic materials cont.
Solutia, Inc. company guaranty
sr. unsec. notes 8 3/4s, 2017	$290,000	$316,825	$295,000	$322,288	$205,000	$223,963

Solutia, Inc. company
guaranty sr. unsec. notes
7 7/8s, 2020	155,000	165,850	155,000	165,850	110,000	117,700

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 7 3/8s, 2012	85,000	90,844	—	—	170,000	181,688

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	89,000	91,003	795,000	812,888	—	—

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016	271,000	281,163	286,000	296,725	110,000	114,125

Steel Dynamics, Inc. 144A
company guaranty sr. unsec.
notes 7 5/8s, 2020	100,000	103,750	100,000	103,750	75,000	77,813

Stone Container Corp. escrow
bonds 8 3/8s, 2012 (In default) †	35,000	1,269	50,000	1,813	—	—

Teck Resources Limited sr. notes
10 3/4s, 2019 (Canada)	155,000	195,192	135,000	170,006	110,000	138,523

Teck Resources Limited sr. notes
10 1/4s, 2016 (Canada)	440,000	534,600	515,000	625,725	325,000	394,875

TPC Group, LLC 144A sr. notes
8 1/4s, 2017	105,000	106,313	105,000	106,313	85,000	86,063

Tube City IMS Corp. company
guaranty sr. unsec. sub. notes
9 3/4s, 2015	230,000	234,600	230,000	234,600	145,000	147,900

Vartellus Specialties, Inc. 144A
company guaranty sr. notes
9 3/8s, 2015	140,000	145,250	140,000	145,250	105,000	108,938

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty
Ser. B, 11 3/8s, 2016	145,000	130,319	145,000	130,319	105,000	94,369

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty sr.
sec. notes FRN Ser. B,
4.216s, 2014	200,000	178,000	210,000	186,900	155,000	137,950

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty
sr. sub. notes Ser. B, 9 1/8s, 2014	140,000	140,350	150,000	150,375	110,000	110,275

Verso Paper Holdings, LLC/
Verso Paper, Inc. sr. notes
11 1/2s, 2014	210,000	229,950	210,000	229,950	155,000	169,725

Xstrata Finance Canada, Ltd.
144A company guaranty 5.8s,
2016 (Canada)	—	—	180,000	198,871	195,000	215,444

		18,934,298		22,624,228		19,654,408

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Capital goods			0.5%		0.8%		0.9%
ACCO Brands Corp. company
guaranty sr. notes 10 5/8s, 2015		$190,000	$212,325	$190,000	$212,325	$130,000	$145,275

Alliant Techsystems, Inc.
company guaranty sr. unsec.
sub. notes 6 7/8s, 2020		60,000	60,900	60,000	60,900	45,000	45,675

Allied Waste North America, Inc.
company guaranty sr. unsec.
notes 6 7/8s, 2017		280,000	309,050	595,000	656,731	755,000	833,331

Allison Transmission 144A
company guaranty 11s, 2015		270,000	292,950	270,000	292,950	225,000	244,125

Allison Transmission, Inc. 144A
company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		405,800	440,293	414,600	449,841	286,600	310,961

Altra Holdings, Inc. company
guaranty sr. notes 8 1/8s, 2016		430,000	447,200	425,000	442,000	325,000	338,000

BE Aerospace, Inc. sr. unsec.
unsub. notes 6 7/8s, 2020		205,000	209,100	205,000	209,100	160,000	163,200

Berry Plastics Corp. company
guaranty 8 7/8s, 2014		665,000	646,713	695,000	675,888	485,000	471,663

Berry Plastics Corp. company
guaranty sr. notes 9 1/2s, 2018		95,000	89,300	95,000	89,300	75,000	70,500

Boeing Capital Corp. sr. unsec.
unsub. notes 4.7s, 2019		310,000	345,881	770,000	859,124	1,015,000	1,132,481

Case New Holland, Inc. 144A sr.
notes 7 7/8s, 2017 (Netherlands)		185,000	200,956	190,000	206,388	140,000	152,075

Cleaver-Brooks, Inc. 144A
sr. notes 12 1/4s, 2016		305,000	314,531	305,000	314,531	225,000	232,031

Crown European Holdings SA
144A sr. notes 7 1/8s,
2018 (France)	EUR	65,000	92,175	60,000	85,085	50,000	70,904

General Dynamics Corp. company
guaranty sr. unsec. unsub. notes
5 1/4s, 2014		$110,000	124,512	$245,000	277,322	$280,000	316,940

Graham Packaging Co., Inc.
144A company guaranty sr.
notes 8 1/4s, 2018		45,000	45,675	45,000	45,675	35,000	35,525

John Deere Capital Corp.
notes Ser. MTN, 5 1/4s, 2012		115,000	124,987	390,000	423,870	545,000	592,331

Kratos Defense & Security
Solutions, Inc. company
guaranty sr. notes 10s, 2017		305,000	323,300	305,000	323,300	225,000	238,500

Legrand SA unsec. unsub. debs.
8 1/2s, 2025 (France)		830,000	1,001,861	926,000	1,117,739	626,000	755,621

Mueller Water Products, Inc.
company guaranty sr. unsec.
notes 7 3/8s, 2017		295,000	260,338	295,000	260,338	230,000	202,975

Owens-Brockway Glass
Container, Inc. company
guaranty 6 3/4s, 2014 EUR		95,000	132,890	50,000	69,942	50,000	69,942

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Capital goods cont.
Pitney Bowes, Inc. sr. unsec.
unsub. notes Ser. MTN,
5 1/4s, 2037		$155,000	$160,500	$340,000	$352,064	$420,000	$434,903

Reynolds Group DL Escrow, Inc./
Reynolds Group Escrow, LLC
144A company guaranty sr.
notes 7 3/4s,
2016 (Luxembourg)		150,000	152,625	135,000	137,363	100,000	101,750

Reynolds Group Issuer, Inc. 144A
sr. notes 8 1/2s, 2018		205,000	200,388	205,000	200,388	155,000	151,513

Ryerson Holding Corp. 144A
sr. disc. notes zero %, 2015		230,000	103,500	225,000	101,250	175,000	78,750

Ryerson, Inc. company
guaranty sr. notes 12s, 2015		516,000	531,480	520,000	535,600	380,000	391,400

Tenneco, Inc. company guaranty
sr. unsec. sub. notes 8 5/8s, 2014		220,000	225,500	210,000	215,250	170,000	174,250

Tenneco, Inc. company guaranty
sr. unsec. notes 8 1/8s, 2015		130,000	136,013	135,000	141,244	100,000	104,625

Tenneco, Inc. 144A sr. notes
7 3/4s, 2018		110,000	112,750	110,000	112,750	85,000	87,125

Thermadyne Holdings Corp.
company guaranty sr. unsec.
sub. notes 10 1/2s, 2014		285,000	289,275	280,000	284,200	205,000	208,075

Thermon Industries, Inc. 144A
company guaranty sr. notes
9 1/2s, 2017		305,000	318,725	305,000	318,725	220,000	229,900

TransDigm, Inc. company
guaranty sr. sub. notes
7 3/4s, 2014		250,000	252,813	310,000	313,488	215,000	217,419

TransDigm, Inc. company
guaranty sr. unsec. sub. notes
7 3/4s, 2014		310,000	313,488	260,000	262,925	180,000	182,025

United Technologies Corp. sr.
unsec. notes 5 3/8s, 2017		—	—	736,000	863,032	1,082,000	1,268,751

			8,471,994		10,910,628		10,052,541

Communication services			1.5%		2.2%		2.6%
Adelphia Communications Corp.
escrow bonds zero %, 2010		200,000	2,762	270,000	3,729	125,000	1,726

American Tower Corp. sr.
unsec. notes 7s, 2017		130,000	151,288	266,000	309,558	802,000	933,328

Angel Lux Common S.A.R.L.
notes Ser. REGS, 8 1/4s,
2016 (Denmark)	EUR	179,000	258,488	262,000	378,345	—	—

Angel Lux Common S.A.R.L.
144A sr. bond 8 7/8s,
2016 (Denmark)		$210,000	223,125	$205,000	217,813	$75,000	79,688

Angel Lux Common S.A.R.L.
144A sr. notes FRN 6.399s,
2016 (Denmark)	EUR	388,940	529,287	516,607	703,022	—	—

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Communication services cont.
AT&T, Inc. sr. unsec. bond
6.55s, 2039	$115,000	$133,742	$—	$—	$—	$—

AT&T, Inc. sr. unsec.
unsub. notes 6.3s, 2038	—	—	183,000	206,122	143,000	161,068

AT&T, Inc. 144A sr. unsec.
unsub. notes 5.35s, 2040	—	—	256,000	257,206	894,000	898,212

Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030	—	—	315,000	393,045	1,105,000	1,378,778

British Telecommunications PLC
notes 8 3/8s, 2010
(United Kingdom)	319,000	324,038	545,000	553,607	769,000	781,144

Cablevision Systems Corp. sr.
unsec. unsub. notes 8 5/8s, 2017	570,000	627,000	505,000	555,500	240,000	264,000

Cablevision Systems Corp. sr.
unsec. unsub. notes 8s, 2020	80,000	86,100	80,000	86,100	60,000	64,575

Cablevision Systems Corp. sr.
unsec. unsub. notes 7 3/4s, 2018	150,000	158,625	155,000	163,913	110,000	116,325

CCH II, LLC/CCH II Capital
company guaranty sr. unsec.
notes 13 1/2s, 2016	1,034,194	1,228,105	1,038,259	1,232,933	776,574	922,182

CCO Holdings LLC/CCO
Holdings Capital Corp. 144A
company guaranty sr. notes
7 7/8s, 2018	120,000	124,500	120,000	124,500	90,000	93,375

Cellco Partnership/Verizon
Wireless Capital LLC sr. unsec.
unsub. notes 5.55s 2014	229,000	258,966	504,000	569,951	639,000	722,616

CenturyTel, Inc. sr. unsec.
unsub. notes Ser. L, 7 7/8s, 2012	290,000	317,525	610,000	667,898	820,000	897,829

Cequel Communications Holdings
I LLC/Cequel Capital Corp. 144A
sr. notes 8 5/8s, 2017	450,000	474,750	455,000	480,025	345,000	363,975

Cincinnati Bell, Inc. company
guaranty sr. unsec. notes 7s, 2015	130,000	130,000	125,000	125,000	90,000	90,000

Cincinnati Bell, Inc. company
guaranty sr. unsec. sub. notes
8 3/4s, 2018	295,000	287,625	295,000	287,625	220,000	214,500

Clearwire Communications, LLC/
Clearwire Finance, Inc. 144A
company guaranty sr. sec.
notes 12s, 2015	655,000	705,763	670,000	721,925	490,000	527,975

Comcast Corp. company
guaranty sr. unsec.
unsub. notes 6.95s, 2037	588,000	689,483	920,000	1,078,783	216,000	253,279

Comcast Corp. company
guaranty sr. unsec.
unsub. notes 6 1/2s, 2015	—	—	—	—	63,000	73,867

Comcast Cable Holdings, LLC
debs. 9.8s, 2012	—	—	—	—	536,000	595,123

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Communication services cont.
Cox Communications, Inc. 144A
notes 5 7/8s, 2016	$—	$—	$561,000	$643,997	$1,069,000	$1,227,153

Cricket Communications, Inc.
company guaranty 9 3/8s, 2014	280,000	289,800	245,000	253,575	530,000	548,550

Cricket Communications, Inc.
company guaranty sr. unsec.
unsub. notes 10s, 2015	535,000	577,800	716,000	773,280	—	—

Crown Castle Towers, LLC 144A
company guaranty sr. notes
4.883s, 2020	—	—	75,000	77,485	115,000	118,810

CSC Holdings LLC sr. unsec.
unsub. notes 8 1/2s, 2014	—	—	45,000	49,556	80,000	88,100

CSC Holdings, Inc. sr. notes
6 3/4s, 2012	17,000	17,786	6,000	6,278	4,000	4,185

Deutsche Telekom International
Finance BV company guaranty
8 3/4s, 2030 (Germany)	540,000	756,137	841,000	1,177,613	198,000	277,250

Deutsche Telekom International
Finance BV company guaranty
sr. unsec. unsub. notes 6s,
2019 (Germany)	—	—	—	—	1,000,000	1,189,862

Digicel Group, Ltd. 144A sr.
notes 10 1/2s, 2018 (Jamaica)	170,000	186,575	165,000	181,088	120,000	131,700

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)	505,000	515,100	500,000	510,000	360,000	367,200

France Telecom notes 8 1/2s,
2031 (France)	—	—	20,000	28,927	—	—

France Telecom notes
7 3/4s, 2011 (France)	319,000	328,361	497,000	511,584	117,000	120,433

Frontier Communications Corp.
sr. unsec. notes 8 1/2s, 2020	430,000	474,613	425,000	469,094	310,000	342,163

Frontier Communications Corp.
sr. unsec. notes 8 1/4s, 2017	315,000	344,531	310,000	339,063	225,000	246,094

Inmarsat Finance PLC 144A
company guaranty sr. notes
7 3/8s, 2017 (United Kingdom)	130,000	135,850	—	—	—	—

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/2s,
2017 (Luxembourg) ‡‡	315,000	341,381	315,000	341,381	240,000	260,100

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2017 (Luxembourg)	1,280,000	1,371,200	1,280,000	1,371,200	970,000	1,039,113

Intelsat Intermediate Holding
Co., Ltd. company guaranty sr.
unsec. notes 9 1/4s,
2015 (Luxembourg)	95,000	98,800	75,000	78,000	30,000	31,200

Intelsat Jackson Holding Co.
company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	260,000	282,100	275,000	298,375	180,000	195,300

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Communication services cont.
Intelsat Jackson Holdings SA
144A sr. unsec. notes 7 1/4s,
2020 (Bermuda)	$325,000	$326,625	$320,000	$321,600	$250,000	$251,250

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	815,000	766,100	830,000	780,200	625,000	587,500

Mediacom LLC/Mediacom
Capital Corp. sr. unsec. notes
9 1/8s, 2019	250,000	258,750	265,000	274,275	180,000	186,300

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes
9 1/4s, 2014	545,000	570,888	555,000	581,363	385,000	403,288

MetroPCS Wireless, Inc.
company guaranty sr. unsec.
notes 7 7/8s, 2018	390,000	399,750	385,000	394,625	300,000	307,500

Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	545,000	550,450	—	—	—	—

NII Capital Corp. company
guaranty sr. unsec. unsub.
notes 10s, 2016	520,000	591,500	520,000	591,500	375,000	426,563

PAETEC Holding Corp. company
guaranty sr. notes 8 7/8s, 2017	210,000	219,450	215,000	224,675	165,000	172,425

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	95,000	96,900	100,000	102,000	70,000	71,400

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	180,000	183,600	115,000	117,300	55,000	56,100

Qwest Corp. sr. notes FRN
3.542s, 2013	1,475,000	1,541,375	—	—	—	—

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012	646,000	708,985	694,000	761,665	381,000	418,148

Qwest Corp. sr. unsec.
unsub. notes 7 1/4s, 2025	85,000	89,250	115,000	120,750	55,000	57,750

Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	—	—	631,000	726,904	595,000	685,433

SBA Telecommunications, Inc.
company guaranty sr. unsec.
notes 8 1/4s, 2019	20,000	22,000	20,000	22,000	15,000	16,500

SBA Telecommunications, Inc.
company guaranty sr. unsec.
notes 8s, 2016	435,000	467,625	470,000	505,250	320,000	344,000

Sprint Capital Corp. company
guaranty 6 7/8s, 2028	1,245,000	1,139,175	1,275,000	1,166,625	925,000	846,375

Sprint Nextel Corp. sr. notes
8 3/8s, 2017	565,000	613,025	550,000	596,750	425,000	461,125

TCI Communications, Inc.
company guaranty 7 7/8s, 2026	—	—	270,000	334,514	599,000	742,125

Time Warner Cable, Inc. company
guaranty sr. unsec. notes
7 1/2s, 2014	—	—	—	—	90,000	105,644

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Communication services cont.
Time Warner Cable, Inc. company
guaranty sr. unsec.
unsub. notes 8 1/4s, 2014		$340,000	$405,155	$770,000	$917,558	$880,000	$1,048,637

Time Warner Cable, Inc.
company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039		105,000	121,166	200,000	230,792	230,000	265,411

Valor Telecommunications
Enterprises LLC/Finance Corp.
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2015		20,000	20,700	20,000	20,700	10,000	10,350

Verizon Communications, Inc.
sr. unsec. notes 7.35s, 2039		—	—	18,000	23,113	492,000	631,759

Verizon Communications, Inc.
sr. unsec. unsub. notes
8 3/4s, 2018		614,000	833,936	961,000	1,305,232	419,000	569,087

Verizon New England, Inc.
sr. notes 6 1/2s, 2011		—	—	489,000	514,148	1,220,000	1,282,741

Verizon New Jersey, Inc.
debs. 8s, 2022		—	—	160,000	200,104	165,000	206,357

Verizon Pennsylvania, Inc.
debs. 8.35s, 2030		—	—	240,000	291,414	505,000	613,184

Verizon Virginia, Inc. debs.
Ser. A, 4 5/8s, 2013		—	—	—	—	95,000	102,069

Virgin Media Finance PLC
company guaranty sr. notes
Ser. 1, 9 1/2s, 2016
(United Kingdom)		295,000	333,350	180,000	203,400	180,000	203,400

Virgin Media Secured Finance
PLC company guaranty sr. notes
7s, 2018 (United Kingdom)	GBP	210,000	349,827	230,000	383,144	165,000	274,864

Wind Acquisition Finance SA
144A sr. notes 11 3/4s,
2017 (Netherlands)		$740,000	829,263	$700,000	784,438	$520,000	582,725

Windstream Corp. company
guaranty 8 5/8s, 2016		380,000	401,850	380,000	401,850	275,000	290,813

Windstream Corp. company
guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		265,000	276,263	265,000	276,263	190,000	198,075

Windstream Corp. 144A
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		85,000	87,975	85,000	87,975	70,000	72,450

			24,636,139		29,489,223		28,112,126

Consumer cyclicals			2.5%		3.1%		3.1%
Affinia Group, Inc. 144A
sr. notes 10 3/4s, 2016		60,000	66,750	65,000	72,313	50,000	55,625

Affinion Group Holdings, Inc.
144A company guaranty sr.
notes 11 5/8s, 2015		295,000	296,475	290,000	291,450	225,000	226,125

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	$175,000	$184,844	$175,000	$184,844	$100,000	$105,625

AMC Entertainment, Inc.
company guaranty 11s, 2016	230,000	245,525	275,000	293,563	149,000	159,058

AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	115,000	116,006	115,000	116,006	54,000	54,473

American Axle & Manufacturing,
Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014	590,000	558,288	590,000	558,288	440,000	416,350

American Casino & Entertainment
Properties LLC sr. notes 11s, 2014	270,000	263,250	275,000	268,125	190,000	185,250

American Media Operations, Inc.
144A sr. sub. notes 14s, 2013 ‡‡	134,332	87,316	167,561	108,915	87,350	56,778

American Media Operations, Inc.
144A sr. unsec. notes 9s, 2013 ‡‡	10,720	10,934	13,446	13,715	7,048	7,189

Ameristar Casinos, Inc. company
guaranty sr. unsec. notes
9 1/4s, 2014	310,000	330,925	320,000	341,600	245,000	261,538

Aramark Corp. company
guaranty 8 1/2s, 2015	270,000	280,800	270,000	280,800	200,000	208,000

Autonation, Inc. company
guaranty sr. unsec. notes
6 3/4s, 2018	90,000	92,250	90,000	92,250	65,000	66,625

Beazer Homes USA, Inc.
company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	150,000	140,250	150,000	140,250	110,000	102,850

Belo Corp. sr. unsec. unsub.
notes 8s, 2016	80,000	85,400	75,000	80,063	50,000	53,375

Bon-Ton Stores, Inc. (The)
company guaranty 10 1/4s, 2014	365,000	359,525	370,000	364,450	255,000	251,175

Building Materials Corp. 144A
company guaranty sr. notes
7 1/2s, 2020	240,000	242,400	240,000	242,400	175,000	176,750

Building Materials Corp. 144A
sr. notes 7s, 2020	95,000	97,375	95,000	97,375	75,000	76,875

Building Materials Corp. 144A
sr. notes 6 7/8s, 2018	110,000	108,075	110,000	108,075	85,000	83,513

Burlington Coat Factory
Warehouse Corp. company
guaranty sr. unsec. notes
11 1/8s, 2014	315,000	329,175	315,000	329,175	235,000	245,575

CBS Corp. company guaranty
5 5/8s, 2012	1,465,000	1,556,676	—	—	—	—

CBS Corp. company
guaranty sr. unsec. notes
7 7/8s, 2030	160,000	192,593	355,000	427,317	445,000	535,651

CBS Corp. company
guaranty sr. unsec. notes
6 5/8s, 2011	162,000	167,555	—	—	—	—

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Cedar Fair LP/Canada’s
Wonderland Co./Magnum
Management Corp. 144A
company guaranty sr. unsec.
notes 9 1/8s, 2018	$45,000	$47,250	$45,000	$47,250	$35,000	$36,750

Cengage Learning Acquisitions,
Inc. 144A sr. notes 10 1/2s, 2015	380,000	377,625	375,000	372,656	275,000	273,281

Cenveo Corp. company
guaranty sr. notes 8 7/8s, 2018	225,000	222,469	230,000	227,413	160,000	158,200

Cenveo Corp. 144A company
guaranty sr. unsec. notes
10 1/2s, 2016	240,000	245,400	325,000	332,313	—	—

Choice Hotels International, Inc.
company guaranty sr. unsec.
unsub. notes 5.7s, 2020	185,000	186,140	385,000	387,373	550,000	553,390

Cinemark, Inc. company
guaranty sr. unsec. notes
8 5/8s, 2019	150,000	159,750	155,000	165,075	105,000	111,825

Clear Channel Communications, Inc.
company guaranty unsec.
unsub. notes 10 3/4s, 2016	240,000	187,200	240,000	187,200	180,000	140,400

Clear Channel Worldwide
Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B,
9 1/4s, 2017	720,000	768,600	650,000	693,875	665,000	709,888

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	215,000	231,125	195,000	209,625	90,000	96,750

Corrections Corporation of
America company guaranty sr.
notes 7 3/4s, 2017	550,000	591,250	570,000	612,750	395,000	424,625

D.R. Horton, Inc. sr. notes
7/8s, 2011	—	—	—	—	15,000	15,694

Daimler Finance North America
LLC company guaranty 6 1/2s,
2013 (Germany)	—	—	35,000	40,034	50,000	57,191

Daimler Finance North America
LLC company guaranty sr.
unsec. unsub. notes 5 7/8s,
2011 (Germany)	223,000	228,098	290,000	296,630	—	—

Daimler Finance North America
LLC company guaranty
unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	115,000	120,078	420,000	438,545	895,000	934,519

Dana Corp. escrow sr. notes
5.85s, 2015 (In default) † ‡ F	225,000	—	245,000	—	120,000	—

DIRECTV Holdings, LLC
company guaranty sr. unsec.
notes 7 5/8s, 2016	120,000	133,800	157,000	175,055	—	—

DIRECTV Holdings, LLC company
guaranty sr. unsec. unsub. notes
5 7/8s, 2019	—	—	240,000	272,396	200,000	226,997

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
DISH DBS Corp. company
guaranty 6 5/8s, 2014		$55,000	$57,475	$10,000	$10,450	$—	$—

DISH DBS Corp. company
guaranty sr. unsec. notes
7 7/8s, 2019		445,000	478,931	505,000	543,506	345,000	371,306

DISH DBS Corp. sr. notes
6 3/8s, 2011		225,000	232,875	240,000	248,400	175,000	181,125

Dollar General Corp. company
guaranty sr. unsec. notes
10 5/8s, 2015		75,000	82,688	75,000	82,688	50,000	55,125

Expedia, Inc. company
guaranty sr. unsec. notes
7.456s, 2018		1,100,000	1,237,500	—	—	—	—

FelCor Lodging LP company
guaranty sr. notes 10s, 2014 R		455,000	494,244	460,000	499,675	345,000	374,756

Ford Motor Credit Co., LLC
notes 7.8s, 2012		110,000	116,987	—	—	100,000	106,352

Ford Motor Credit Co., LLC sr.
unsec. notes 8 1/8s, 2020		495,000	574,200	740,000	858,400	495,000	574,200

Goodman Global Group, Inc. sr.
unsec. disc. notes zero %, 2014		795,000	508,800	790,000	505,600	620,000	396,800

Goodman Global, Inc. company
guaranty sr. unsec.
sub. notes 13 1/2s, 2016		180,000	198,000	180,000	198,000	130,000	143,000

Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016		490,000	554,925	495,000	560,588	370,000	419,025

Gray Television, Inc. company
guaranty sr. notes 10 1/2s, 2015		300,000	299,625	300,000	299,625	220,000	219,725

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 4.121s, 2014		665,000	640,063	670,000	644,875	500,000	481,250

Harrah’s Operating Co., Inc.
sr. notes 11 1/4s, 2017		1,265,000	1,385,175	1,270,000	1,390,650	910,000	996,450

Home Depot, Inc. (The) sr.
unsec. unsub. notes 5.4s, 2016		416,000	473,651	652,000	742,357	154,000	175,342

Host Hotels & Resorts LP company
guaranty sr. unsec. unsub. notes
Ser. Q, 6 3/4s, 2016 R		110,000	113,988	—	—	—	—

Interpublic Group of Companies,
Inc. (The) sr. unsec. notes
10s, 2017		90,000	105,075	90,000	105,075	65,000	75,888

Isle of Capri Casinos, Inc. company
guaranty 7s, 2014		308,000	278,740	305,000	276,025	229,000	207,245

Jarden Corp. company
guaranty sr. sub. notes
Ser. 1, 7 1/2s, 2020	EUR	50,000	68,280	50,000	68,280	50,000	68,280

Jarden Corp. company
guaranty sr. unsec. sub. notes
7 1/2s, 2017		$690,000	714,150	$720,000	745,200	$495,000	512,325

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Lamar Media Corp. company
guaranty sr. sub. notes
7 7/8s, 2018	$90,000	$94,500	$90,000	$94,500	$70,000	$73,500

Lear Corp. company guaranty
sr. unsec. bond 7 7/8s, 2018	60,000	63,600	60,000	63,600	45,000	47,700

Lear Corp. company guaranty
sr. unsec. notes 8 1/8s, 2020	485,000	518,344	485,000	518,344	355,000	379,406

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	787,000	847,993	1,053,000	1,134,608	60,000	64,650

Lennar Corp. company
guaranty sr. unsec.
unsub. notes 6.95s, 2018	360,000	333,900	360,000	333,900	265,000	245,788

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	260,000	274,950	265,000	280,238	200,000	211,500

Levi Strauss & Co. sr. unsec.
unsub. notes 7 5/8s, 2020	135,000	140,063	135,000	140,063	100,000	103,750

Liberty Media Corp. debs.
8 1/4s, 2030	195,000	188,175	245,000	236,425	120,000	115,800

Limited Brands, Inc. company
guaranty sr. unsec. unsub.
notes 7s, 2020	110,000	118,800	110,000	118,800	80,000	86,400

M/I Schottenstein Homes, Inc.
company guaranty sr. unsec.
notes 6 7/8s, 2012	515,000	513,713	510,000	508,725	385,000	384,038

Macy’s Retail Holdings, Inc.
company guaranty sr. unsec.
notes 6 5/8s, 2011	90,000	92,475	1,835,000	1,885,463	2,010,000	2,065,275

Macy’s Retail Holdings, Inc.
company guaranty sr. unsec.
notes 5.9s, 2016	245,000	258,475	255,000	269,025	195,000	205,725

Marquee Holdings, Inc. sr. disc.
notes 9.505s, 2014	95,000	77,900	60,000	49,200	120,000	98,400

Masco Corp. sr. unsec. notes
5.85s, 2017	2,370,000	2,318,739	—	—	—	—

Mashantucket Western Pequot
Tribe 144A bonds 8 1/2s, 2015
(In default) †	285,000	42,750	255,000	38,250	175,000	26,250

McClatchy Co. (The) company
guaranty sr. notes 11 1/2s, 2017	260,000	276,575	260,000	276,575	180,000	191,475

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	322,000	316,365	331,000	325,208	172,000	168,990

Meritage Homes Corp. company
guaranty sr. unsec. unsub.
notes 7.15s, 2020	30,000	28,350	30,000	28,350	25,000	23,625

MGM Resorts International
company guaranty sr. unsec.
notes 6 5/8s, 2015	125,000	104,688	130,000	108,875	90,000	75,375

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
MGM Resorts International
sr. notes 10 3/8s, 2014	$30,000	$33,375	$30,000	$33,375	$20,000	$22,250

MGM Resorts International
sr. notes 6 3/4s, 2012	315,000	297,675	436,000	412,020	216,000	204,120

MGM Mirage, Inc. 144A sr.
notes 9s, 2020	60,000	63,150	60,000	63,150	45,000	47,363

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	180,000	195,525	180,000	195,525	80,000	86,900

Michaels Stores, Inc. company
guaranty 10s, 2014	290,000	305,588	290,000	305,588	260,000	273,975

MTR Gaming Group, Inc. company
guaranty sr. notes 12 5/8s, 2014	360,000	365,400	360,000	365,400	270,000	274,050

Navistar International Corp.
sr. notes 8 1/4s, 2021	380,000	406,125	375,000	400,781	295,000	315,281

NBTY, Inc. 144A company
guaranty sr. notes 9s, 2018	45,000	47,250	40,000	42,000	35,000	36,750

Neiman-Marcus Group, Inc.
company guaranty sr. unsec.
notes 9s, 2015 ‡‡	799,837	830,831	807,834	839,138	581,288	603,813

News America Holdings, Inc.
company guaranty 7 3/4s, 2024	—	—	350,000	438,291	300,000	375,678

News America Holdings, Inc.
debs. 7 3/4s, 2045	210,000	262,994	690,000	864,122	819,000	1,025,675

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
10s, 2014	75,000	78,844	70,000	73,588	10,000	10,513

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
sr. unsec. sub. disc. notes
stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††	705,000	705,881	715,000	715,894	560,000	560,700

Nortek, Inc. company guaranty
sr. notes 11s, 2013	518,768	551,191	524,013	556,764	390,311	414,705

Omnicom Group, Inc. sr. notes
5.9s, 2016	—	—	140,000	161,431	150,000	172,961

Owens Corning, Inc. company
guaranty unsec. unsub. notes
9s, 2019	690,000	819,375	695,000	825,313	515,000	611,563

Penn National Gaming, Inc. sr.
unsec. sub. notes 8 3/4s, 2019	140,000	148,750	145,000	154,063	100,000	106,250

Penske Automotive Group, Inc.
company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	400,000	390,500	405,000	395,381	285,000	278,231

PHH Corp. 144A sr. unsec.
notes 9 1/4s, 2016	140,000	145,600	140,000	145,600	105,000	109,200

Pinnacle Entertainment, Inc.
company guaranty sr. unsec.
notes 8 5/8s, 2017	45,000	47,756	40,000	42,450	30,000	31,838

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Pinnacle Entertainment, Inc.
company guaranty sr. unsec.
sub. notes 8 3/4s, 2020	$40,000	$39,400	$40,000	$39,400	$25,000	$24,625

Pinnacle Entertainment, Inc.
company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	380,000	367,650	400,000	387,000	290,000	280,575

QVC Inc. 144A sr. notes
7 3/8s, 2020	160,000	165,600	155,000	160,425	115,000	119,025

Realogy Corp. company
guaranty sr. notes 11s, 2014 ‡‡	50,442	43,380	44,838	38,561	33,628	28,920

Realogy Corp. company guaranty
sr. unsec. notes 10 1/2s, 2014	890,000	756,500	905,000	769,250	665,000	565,250

Regal Entertainment Group
company guaranty sr. unsec. notes
9 1/8s, 2018	85,000	89,144	85,000	89,144	65,000	68,169

Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016	330,000	336,600	335,000	341,700	235,000	239,700

Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	50,000	50,375	70,000	70,525	30,000	30,225

Sealy Mattress Co. 144A
company guaranty sr. sec.
notes 10 7/8s, 2016	337,000	381,653	342,000	387,315	247,000	279,728

Sears Holdings Corp. 144A
sr. notes 6 5/8s, 2018	170,000	171,275	170,000	171,275	135,000	136,013

Sinclair Television Group, Inc.
144A sr. notes 8 3/8s, 2018	150,000	151,125	150,000	151,125	120,000	120,900

Standard Pacific Corp. company
guaranty sr. notes 10 3/4s, 2016	350,000	381,500	360,000	392,400	280,000	305,200

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes
7s, 2015	60,000	57,450	55,000	52,663	35,000	33,513

Standard Pacific Corp. company
guaranty sr. unsec.
unsub. notes 6 1/4s, 2014	110,000	106,013	110,000	106,013	75,000	72,281

Staples, Inc. sr. unsec. notes
9 3/4s, 2014	195,000	241,458	405,000	501,490	545,000	674,844

Time Warner Entertainment Co.,
LP debs. 8 3/8s, 2023	—	—	—	—	25,000	32,975

Time Warner, Inc. company
guaranty sr. unsec. notes
4.7s, 2021	180,000	191,038	390,000	413,915	565,000	599,646

Time Warner, Inc. company
guaranty sr. unsec. notes
3.15s, 2015	230,000	238,402	485,000	502,717	700,000	725,570

Time Warner, Inc. debs.
9.15s, 2023	—	—	25,000	34,129	105,000	143,340

Toyota Motor Credit Corp. sr.
unsec. FRN Ser. MTN,
0.321s, 2010	1,200,000	1,200,448	—	—	—	—

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Toys R Us Property Co., LLC
company guaranty sr. unsec.
notes 10 3/4s, 2017		$720,000	$813,600	$750,000	$847,500	$520,000	$587,600

Toys R US-Delaware, Inc. 144A
company guaranty sr. notes
7 3/8s, 2016		65,000	66,950	65,000	66,950	50,000	51,500

Travelport LLC company
guaranty 11 7/8s, 2016		60,000	64,200	60,000	64,200	45,000	48,150

Travelport LLC company
guaranty 9 7/8s, 2014		270,000	277,763	275,000	282,906	210,000	216,038

Travelport LLC/Travelport, Inc.
144A company guaranty sr.
unsec. notes 9s, 2016		130,000	129,350	125,000	124,375	100,000	99,500

TRW Automotive, Inc.
company guaranty sr. unsec.
unsub. notes Ser. REGS,
6 3/8s, 2014	EUR	165,000	226,538	140,000	192,214	105,000	144,161

TRW Automotive, Inc. 144A
company guaranty sr. notes
7 1/4s, 2017		$100,000	106,250	$—	—	$—	—

TRW Automotive, Inc. 144A
company guaranty sr. unsec.
unsub. notes 7s, 2014		330,000	348,150	370,000	390,350	280,000	295,400

Universal City Development
Partners, Ltd. company guaranty
sr. unsec. notes 8 7/8s, 2015		550,000	567,188	565,000	582,656	390,000	402,188

Univision Communications 144A
company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡		765,987	733,433	774,811	741,882	555,805	532,183

Vertis, Inc. company guaranty
sr. notes 13 1/2s, 2014 ‡‡		210,066	65,120	212,830	65,977	99,665	30,896

Visteon Corp. sr. unsec.unsub.
notes 7s, 2014 (In default) †		120,000	122,400	120,000	122,400	90,000	91,800

Visteon Corp. 144A sr. unsec.
notes 12 1/4s, 2016 (In default) †		10,000	12,500	10,000	12,500	10,000	12,500

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 6 1/2s, 2037		540,000	673,907	844,000	1,053,291	198,000	247,099

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 4 7/8s, 2040		—	—	—	—	1,210,000	1,232,308

WMG Acquisition Corp.
company guaranty sr. sec.
notes 9 1/2s, 2016		405,000	433,350	405,000	433,350	305,000	326,350

Wynn Las Vegas, LLC/Wynn
Las Vegas Capital Corp. 144A
company guaranty 1st mtge.
notes 7 3/4s, 2020		155,000	163,525	155,000	163,525	115,000	121,325

XM Satellite Radio, Inc. 144A
company guaranty sr. unsec.
notes 13s, 2013		670,000	770,500	680,000	782,000	490,000	563,500

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer cyclicals cont.
Yankee Acquisition Corp.
company guaranty sr. notes
Ser. B, 8 1/2s, 2015	$445,000	$459,463	$445,000	$459,463	$335,000	$345,888

Yonkers Racing Corp. 144A
sr. notes 11 3/8s, 2016	409,000	443,765	423,000	458,955	320,000	347,200

Young Broadcasting, Inc.
company guaranty sr. unsec.
sub. notes 10s, 2011
(In default) † F	180,000	—	170,000	—	79,000	—

		41,679,672		41,542,122		32,731,652

Consumer staples		0.9%		1.6%		1.8%
Altria Group, Inc. company
guaranty sr. unsec.
notes 9.7s, 2018	20,000	27,072	—	—	—	—

Altria Group, Inc. company
guaranty sr. unsec.
notes 9 1/4s, 2019	20,000	26,809	40,000	53,618	200,000	268,092

Anheuser-Busch InBev
Worldwide, Inc. company
guaranty unsec.
unsub. notes 5 3/8s, 2020
(Belgium)	315,000	355,569	325,000	366,857	450,000	507,956

Anheuser-Busch InBev
Worldwide, Inc. 144A company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	—	—	345,000	447,538	510,000	661,578

Avis Budget Car Rental, LLC
company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018	70,000	74,025	70,000	74,025	50,000	52,875

Avis Budget Car Rental, LLC
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016	120,000	117,900	145,000	142,463	75,000	73,688

Avis Budget Car Rental, LLC
company guaranty sr. unsec.
unsub. notes 7 5/8s, 2014	615,000	624,225	580,000	588,700	445,000	451,675

Campbell Soup Co.
debs. 8 7/8s, 2021	—	—	300,000	439,115	255,000	373,248

Central Garden & Pet Co.
sr. sub. notes 8 1/4s, 2018	320,000	326,800	320,000	326,800	230,000	234,888

Chiquita Brands
International, Inc.
sr. notes 7 1/2s, 2014	245,000	246,225	240,000	241,200	185,000	185,925

Chiquita Brands International,
Inc. sr. unsec. unsub. notes
8 7/8s, 2015	25,000	25,750	30,000	30,900	15,000	15,450

CKE Restaurants, Inc. 144A
sr. notes 11 3/8s, 2018	380,000	389,500	375,000	384,375	285,000	292,125

Claire’s Stores, Inc. 144A
company guaranty sr. unsec.
notes 9 5/8s,2015 (In default) † ‡‡	232,193	218,261	207,810	195,341	97,532	91,680

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Consumer staples cont.
Constellation Brands, Inc.
company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		$350,000	$372,313	$350,000	$372,313	$250,000	$265,938

CVS Caremark Corp. jr. unsec.
sub. bonds FRB 6.302s, 2037		210,000	194,250	290,000	268,250	1,018,000	941,650

CVS Caremark Corp.
notes 6.6s, 2019		80,000	96,906	—	—	—	—

CVS Caremark Corp. 144A
company guaranty notes
7.507s, 2032		—	—	450,043	528,063	14,837	17,409

CVS Caremark Corp. 144A
pass-through certificates
6.117s, 2013		492,792	523,654	—	—	—	—

Dean Foods Co. company
guaranty 7s, 2016		185,000	181,531	185,000	181,531	140,000	137,375

Delhaize Group company
guaranty sr. unsec. bond
5 7/8s, 2014 (Belgium)		135,000	152,536	310,000	350,267	370,000	418,061

Diageo Capital PLC company
guaranty 5 3/4s, 2017
(United Kingdom)		310,000	365,863	455,000	536,992	735,000	867,449

Diageo Investment Corp.
company guaranty 8s,
2022 (Canada)		—	—	165,000	218,304	135,000	178,612

Dole Food Co. 144A sr. sec.
notes 8s, 2016		315,000	329,569	350,000	366,188	220,000	230,175

Dole Food Co.
sr. notes 13 7/8s, 2014		107,000	130,540	88,000	107,360	81,000	98,820

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014		450,000	452,813	455,000	457,844	345,000	347,156

Games Merger Corp. 144A
sr. notes 11s, 2018		365,000	394,200	380,000	410,400	285,000	307,800

General Mills, Inc.
sr. unsec. notes 5.65s, 2019		75,000	87,682	170,000	198,746	200,000	233,819

Great Atlantic & Pacific
Tea Co. 144A
sr. notes 11 3/8s, 2015		45,000	34,650	45,000	34,650	30,000	23,100

H.J. Heinz Co. sr. unsec.
notes 5.35s, 2013		216,000	238,925	492,000	544,218	—	—

Hertz Corp. company
guaranty 8 7/8s, 2014		715,000	733,769	740,000	759,425	465,000	477,206

Hertz Corp. 144A company
guaranty sr. unsec.
notes 7 1/2s, 2018		100,000	100,000	95,000	95,000	75,000	75,000

Hertz Holdings Netherlands
BV 144A sr. bond 8 1/2s,
2015 (Netherlands)	EUR	250,000	357,507	250,000	357,507	190,000	271,706

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer staples cont.
Interactive Data Corp. 144A
company guaranty sr. notes
10 1/4s, 2018	$255,000	$272,850	$255,000	$272,850	$195,000	$208,650

JBS USA LLC/JBS USA
Finance, Inc.
sr. notes 11 5/8s, 2014	310,000	358,050	325,000	375,375	225,000	259,875

Kraft Foods, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	410,000	479,504	875,000	1,023,333	1,145,000	1,339,104

Kroger Co. company
guaranty 6 3/4s, 2012	—	—	—	—	150,000	162,575

Kroger Co. company
guaranty 6.4s, 2017	234,000	279,730	748,000	894,179	100,000	119,543

Kroger Co. sr. notes
6.15s, 2020	—	—	40,000	47,541	—	—

Libbey Glass, Inc. 144A
sr. notes 10s, 2015	125,000	134,375	130,000	139,750	85,000	91,375

McDonald’s Corp. sr. unsec.
bond 6.3s, 2037	56,000	69,352	302,000	374,004	300,000	371,527

McDonald’s Corp. sr. unsec.
notes 5.7s, 2039	174,000	200,475	393,000	452,798	515,000	593,361

Michael Foods, Inc. 144A
sr. notes 9 3/4s, 2018	125,000	133,750	125,000	133,750	95,000	101,650

PepsiCo, Inc. sr. unsec.
notes 7.9s, 2018	185,000	246,471	346,000	460,967	82,000	109,247

Pinnacle Foods
Finance LLC/Pinnacle Foods
Finance Corp.
sr. notes 9 1/4s, 2015	460,000	478,400	475,000	494,000	325,000	338,000

Prestige Brands, Inc. company
guaranty sr. unsec.
notes 8 1/4s, 2018	185,000	191,475	185,000	191,475	135,000	139,725

Reddy Ice Corp. company
guaranty sr. notes
11 1/4s, 2015	225,000	230,063	225,000	230,063	160,000	163,600

Revlon Consumer Products
Corp. company guaranty sr.
notes 9 3/4s, 2015	520,000	546,000	545,000	572,250	375,000	393,750

Rite Aid Corp. company
guaranty sr. notes
7 1/2s, 2017	245,000	225,706	225,000	207,281	105,000	96,731

Rite Aid Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	624,000	524,160	652,000	547,680	532,000	446,880

Rite Aid Corp. 144A company
guaranty sr. unsub. notes
8s, 2020	80,000	81,200	80,000	81,200	60,000	60,900

Roadhouse Financing, Inc.
144A sr. notes 10 3/4s, 2017	170,000	175,100	170,000	175,100	130,000	133,900

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Consumer staples cont.
RSC Equipment Rental, Inc.
144A sr. sec. notes 10s, 2017	$145,000	$161,313	$130,000	$144,625	$90,000	$100,125

Smithfield Foods, Inc. 144A
sr. sec. notes 10s, 2014	490,000	563,500	510,000	586,500	350,000	402,500

Spectrum Brands, Inc.sr. unsec.
sub. bonds 12s, 2019 ‡‡	160,512	178,570	168,907	187,909	103,576	115,228

Spectrum Brands, Inc. 144A
sr. notes 9 1/2s, 2018	155,000	166,238	155,000	166,238	115,000	123,338

SUPERVALU, Inc. sr. unsec.
notes 7 1/2s, 2014	215,000	216,075	210,000	211,050	95,000	95,475

Tesco PLC 144A sr. unsec.
unsub. notes 6.15s, 2037
(United Kingdom)	—	—	—	—	450,000	537,077

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014	885,000	1,065,319	285,000	343,069	195,000	234,731

Universal Corp.
notes Ser. MTNC, 5.2s, 2013	—	—	3,160,000	3,346,190	2,840,000	3,007,336

Wendy’s/Arby’s
Restaurants LLC company
guaranty sr. unsec.
unsub. notes 10s, 2016	510,000	542,513	525,000	558,469	365,000	388,269

West Corp. company
guaranty 9 1/2s, 2014	430,000	449,888	425,000	444,656	305,000	319,106

West Corp. 144A sr. unsec.
notes 8 5/8s, 2018	45,000	45,900	45,000	45,900	35,000	35,700

WPP Finance UK company
guaranty sr. unsec.
notes 8s, 2014
(United Kingdom)	110,000	131,186	235,000	280,261	295,000	351,817

		15,326,007		22,066,453		18,941,551

Energy		1.1%		1.5%		1.4%
Arch Coal, Inc. company
guaranty sr. unsec.
notes 7 1/4s, 2020	240,000	253,500	240,000	253,500	185,000	195,406

Arch Western Finance, LLC
company guaranty sr. notes
6 3/4s, 2013	317,000	320,566	320,000	323,600	234,000	236,633

ATP Oil & Gas Corp. 144A
sr. notes 11 7/8s, 2015	120,000	103,500	120,000	103,500	90,000	77,625

Brigham Exploration Co. 144A
company guaranty sr. unsec.
notes 8 3/4s, 2018	110,000	113,300	110,000	113,300	85,000	87,550

Bristow Group, Inc. company
guaranty 6 1/8s, 2013	180,000	182,250	235,000	237,938	115,000	116,438

Chaparral Energy, Inc.
company guaranty sr. unsec.
notes 8 7/8s, 2017	440,000	427,900	455,000	442,488	320,000	311,200

Chaparral Energy, Inc. 144A
sr. notes 9 7/8s, 2020	200,000	203,000	200,000	203,000	155,000	157,325

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Energy cont.
Chesapeake Energy Corp.
company guaranty 6 1/2s, 2017	$95,000	$98,563	$—	$—	$—	$—

Chesapeake Energy Corp.
sr. unsec. notes 7 5/8s, 2013	—	—	225,000	245,250	230,000	250,700

Complete Production
Services, Inc. company
guaranty 8s, 2016	380,000	391,400	395,000	406,850	270,000	278,100

Compton Petroleum Corp.
company guaranty 7 5/8s,
2013 (Canada)	560,000	487,200	565,000	491,550	410,000	356,700

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	125,000	125,160	175,000	175,224	80,000	80,102

Connacher Oil and Gas, Ltd.
144A sec. notes 10 1/4s,
2015 (Canada)	705,000	715,575	715,000	725,725	540,000	548,100

CONSOL Energy, Inc. 144A
company guaranty sr. unsec.
notes 8 1/4s, 2020	530,000	579,025	525,000	573,563	380,000	415,150

CONSOL Energy, Inc. 144A
company guaranty sr. unsec.
notes 8s, 2017	310,000	335,575	310,000	335,575	225,000	243,563

Crosstex Energy/Crosstex
Energy Finance Corp. company
guaranty sr. unsec.
notes 8 7/8s, 2018	325,000	340,438	320,000	335,200	230,000	240,925

Denbury Resources, Inc.
company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	339,000	369,510	339,000	369,510	269,000	293,210

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	290,000	300,875	295,000	306,063	205,000	212,688

EXCO Resources, Inc. company
guaranty sr. unsec.
notes 7 1/2s, 2018	585,000	579,881	580,000	574,925	445,000	441,106

Expro Finance Luxemburg 144A
sr. notes 8 1/2s, 2016
(Luxembourg)	545,000	519,113	300,000	285,750	205,000	195,263

Ferrellgas LP/Ferrellgas
Finance Corp.
sr. notes 6 3/4s, 2014	665,000	676,638	660,000	671,550	475,000	483,313

Forest Oil Corp.
sr. notes 8s, 2011	305,000	322,538	340,000	359,550	250,000	264,375

Gaz Capital SA 144A company
guaranty sr. unsec. bond
8.146s, 2018 (Russia)	158,000	184,283	324,000	377,897	288,000	335,909

Gaz Capital SA 144A
sr. unsec. 6.51s, 2022 (Russia)	230,000	244,674	507,000	539,347	438,000	465,944

Helix Energy Solutions
Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	645,000	653,063	645,000	653,063	470,000	475,875

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Energy cont.
Hercules Offshore, Inc. 144A
sr. notes 10 1/2s, 2017	$135,000	$112,050	$150,000	$124,500	$105,000	$87,150

Hornbeck Offshore
Services, Inc. sr. notes Ser.
B, 6 1/8s, 2014	85,000	81,388	75,000	71,813	35,000	33,513

Inergy LP/Inergy
Finance Corp. company
guaranty sr. unsec.
notes 8 3/4s, 2015	140,000	151,025	125,000	134,844	85,000	91,694

Inergy LP/Inergy
Finance Corp. sr. unsec.
notes 6 7/8s, 2014	525,000	535,500	570,000	581,400	395,000	402,900

International Coal
Group, Inc.
sr. notes 9 1/8s, 2018	270,000	286,200	270,000	286,200	200,000	212,000

Key Energy Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	400,000	422,000	420,000	443,100	290,000	305,950

Massey Energy Co. company
guaranty sr. unsec.
notes 6 7/8s, 2013	615,000	630,375	615,000	630,375	445,000	456,125

Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	—	—	80,000	85,692	70,000	74,980

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	5,000	5,200	145,000	150,800	165,000	171,600

Newfield Exploration Co.
sr. unsec.
sub. notes 6 5/8s, 2014	375,000	383,438	335,000	342,538	175,000	178,938

Nexen, Inc. sr. unsec. unsub.
notes 7 1/2s, 2039 (Canada)	110,000	135,157	245,000	301,032	310,000	380,898

Offshore Group Investments,
Ltd. 144A sr. notes 11 1/2s, 2015	165,000	173,250	165,000	173,250	125,000	131,250

OPTI Canada, Inc. company
guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	220,000	167,200	215,000	163,400	100,000	76,000

OPTI Canada, Inc. company
guaranty sr. sec.
notes 7 7/8s, 2014 (Canada)	605,000	455,263	625,000	470,313	485,000	364,963

OPTI Canada, Inc. 144A
company guaranty sr. notes
9 3/4s, 2013 (Canada)	65,000	65,975	65,000	65,975	50,000	50,750

OPTI Canada, Inc. 144A
sr. notes 9s, 2012 (Canada)	20,000	20,250	20,000	20,250	15,000	15,188

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	660,000	719,400	420,000	457,800	295,000	321,550

Peabody Energy Corp. company
guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	25,000	26,906	25,000	26,906	20,000	21,525

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Energy cont.
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	$—	$—	$270,000	$273,375	$225,000	$227,813

Petroleum Development Corp.
company guaranty sr. unsec.
notes 12s, 2018	345,000	382,950	345,000	382,950	255,000	283,050

Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015	70,000	73,413	50,000	52,438	40,000	41,950

Plains Exploration &
Production Co. company
guaranty 7s, 2017	555,000	568,875	595,000	609,875	405,000	415,125

Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016	30,000	29,625	40,000	39,500	20,000	19,750

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	370,000	433,825	375,000	439,688	265,000	310,713

Range Resources Corp.
company guaranty sr. sub.
notes 6 3/4s, 2020	115,000	119,600	110,000	114,400	85,000	88,400

Rosetta Resources, Inc.
company guaranty sr. unsec.
notes 9 1/2s, 2018	265,000	272,950	265,000	272,950	190,000	195,700

Sabine Pass LNG LP sec.
notes 7 1/2s, 2016	995,000	907,938	810,000	739,125	560,000	511,000

SandRidge Energy, Inc. 144A
company guaranty sr. unsec.
unsub. notes 8s, 2018	670,000	653,250	765,000	745,875	505,000	492,375

Shell International Finance BV
company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	270,000	284,130	570,000	599,830	795,000	836,605

Trico Shipping AS 144A sr.
notes 13 7/8s, 2014 (Norway)	190,000	169,575	190,000	169,575	130,000	116,025

Weatherford
International, Inc. company
guaranty sr. unsec.
unsub. bonds 6.8s, 2037	—	—	110,000	115,292	90,000	94,330

Weatherford
International, Inc. company
guaranty sr. unsec.
unsub. bonds 6.35s, 2017	—	—	130,000	145,709	100,000	112,084

Weatherford International,
Ltd. company guaranty sr.
unsec. notes 9 7/8s,
2039 (Switzerland)	100,000	135,555	230,000	311,777	270,000	365,999

Weatherford International,
Ltd. sr. notes 5 1/2s,
2016 (Switzerland)	—	—	95,000	104,024	105,000	114,974

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Energy cont.
Whiting Petroleum Corp.
company guaranty 7s, 2014	$370,000	$390,350	$385,000	$406,175	$265,000	$279,575

Williams Cos., Inc. (The)
notes 7 3/4s, 2031	26,000	29,704	22,000	25,134	15,000	17,137

Williams Cos., Inc. (The)
sr. unsec. notes 7 7/8s, 2021	70,000	84,994	63,000	76,495	48,000	58,282

Williams Cos., Inc. (The)
144A notes 6 3/8s, 2010	50,000	50,000	60,000	60,000	30,000	30,000

XTO Energy, Inc. sr. unsec.
notes 5 1/2s, 2018	158,000	188,945	357,000	426,921	—	—

		17,673,783		19,745,214		14,751,061

Financials		2.2%		3.8%		5.6%
Aflac, Inc. sr. unsec.
notes 6.9s, 2039	50,000	55,078	105,000	115,663	135,000	148,710

Ally Financial, Inc. company
guaranty sr. unsec.
notes 6 7/8s, 2012	—	—	2,000	2,088	—	—

Ally Financial, Inc. company
guaranty sr. unsec.
notes 6 5/8s, 2012	—	—	166,000	171,810	144,000	149,040

Ally Financial, Inc. company
guaranty sr. unsec.
notes Ser. 8, 6 3/4s, 2014	611,000	636,586	565,000	588,659	440,000	458,425

Ally Financial, Inc. company
guaranty sr. unsec. unsub.
notes FRN 2.497s, 2014	226,000	202,057	107,000	95,664	29,000	25,928

Ally Financial, Inc. sr. unsec.
unsub. notes 6 3/4s, 2014	764,000	788,333	730,000	753,250	552,000	569,581

Ally Financial, Inc. 144A
company guaranty sr. unsec.
notes 8.3s, 2015	160,000	174,400	160,000	174,400	115,000	125,350

Ally Financial, Inc. 144A
company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	100,000	106,500	100,000	106,500	75,000	79,875

American Express Co.
sr. unsec. notes 8 1/8s, 2019	450,000	581,132	940,000	1,213,921	1,260,000	1,627,170

American General
Finance Corp. sr. unsec.
notes Ser. MTNI, Class I,
4 7/8s, 2012	1,120,000	1,058,400	1,155,000	1,091,475	815,000	770,175

American International
Group, Inc. jr.
sub. bonds FRB 8.175s, 2058	275,000	275,000	270,000	270,000	205,000	205,000

American International
Group, Inc. sr. unsec.
Ser. MTN, 5.85s, 2018	647,000	668,028	1,286,000	1,327,795	1,244,000	1,284,430

Bank of America NA sub.
notes Ser. BKNT, 5.3s, 2017	—	—	250,000	257,303	750,000	771,908

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Bank of Montreal sr. unsec.
bond 2 1/8s, 2013 (Canada)	$185,000	$190,905	$390,000	$402,449	$545,000	$562,396

Bank of New York Mellon Corp.
(The) sr. unsec. notes 4.3s, 2014	270,000	296,452	610,000	669,762	760,000	834,457

Bank of New York Mellon Corp.
(The) sr. unsec.
notes 2.95s, 2015	30,000	31,567	30,000	31,567	140,000	147,314

BankAmerica Capital III bank
guaranteed jr. unsec. FRN
1.096s, 2027	580,000	410,179	327,000	231,256	1,146,000	810,457

Barclays Bank PLC 144A
sub. notes 10.179s, 2021	508,000	677,454	285,000	380,067	275,000	366,732

Bear Stearns Cos., Inc. (The)
notes 5.7s, 2014	85,000	95,841	155,000	174,769	5,000	5,638

Bear Stearns Cos., Inc. (The)
sr. unsec. notes 7 1/4s, 2018	—	—	240,000	292,352	706,000	860,003

Block Financial Corp.
notes 5 1/8s, 2014	2,102,000	2,167,444	—	—	—	—

Bosphorus Financial Services,
Ltd. 144A sr. notes FRN
2.176s, 2012	75,000	73,679	198,375	194,881	225,750	221,774

Capital One Capital III
company guaranty 7.686s, 2036	—	—	231,000	234,465	811,000	823,165

Capital One Capital IV
company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	175,000	170,844	175,000	170,844	135,000	131,794

Capital One Capital V company
guaranty jr. unsec.
sub. notes 10 1/4s, 2039	270,000	292,275	345,000	373,463	—	—

CB Richard Ellis
Services, Inc. company
guaranty sr. unsec.
sub. notes 11 5/8s, 2017	280,000	324,100	280,000	324,100	210,000	243,075

CIT Group, Inc. sr. bonds
7s, 2017	1,145,000	1,120,669	1,135,000	1,110,881	825,000	807,469

CIT Group, Inc. sr. bonds
7s, 2016	645,000	635,325	645,000	635,325	475,000	467,875

CIT Group, Inc. sr. bonds
7s, 2015	355,000	352,338	370,000	367,225	300,000	297,750

CIT Group, Inc. sr. bonds
7s, 2014	145,000	144,638	145,000	144,638	105,000	104,738

CIT Group, Inc. sr. bonds
7s, 2013	290,000	291,450	290,000	291,450	210,000	211,050

Citigroup, Inc.
sr. notes 6 1/2s, 2013	940,000	1,038,578	895,000	988,859	1,310,000	1,447,380

Citigroup, Inc.
sub. notes 5s, 2014	35,000	36,352	914,000	949,317	1,527,000	1,586,003

Citigroup, Inc. unsec.
sub. notes 6 5/8s, 2032	1,137,000	1,175,002	1,877,000	1,939,735	1,181,000	1,220,473

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Credit Suisse First Boston
USA, Inc. company
guaranty sr. unsec.
unsub. notes 6 1/8s, 2011	$490,000	$518,435	$764,000	$808,335	$180,000	$190,445

Credit Suisse Guernsey, Ltd.
jr. unsec. sub. notes FRN 5.86s,
2049 (United Kingdom)	—	—	256,000	243,360	896,000	851,760

Deutsche Bank AG/London
sr. unsec. notes 2 3/8s,
2013 (United Kingdom)	5,000	5,122	—	—	—	—

Deutsche Bank AG/London
sr. unsec. notes 3 7/8s,
2014 (United Kingdom)	375,000	401,008	820,000	876,870	555,000	593,491

Deutsche Bank Capital Funding
Trust VII 144A jr. unsec. sub.
bonds FRB 5.628s, 2049	—	—	235,000	203,275	1,000,000	865,000

Duke Realty LP sr. unsec.
notes 6 1/2s, 2018 R	—	—	411,000	451,497	989,000	1,086,449

E*Trade Financial Corp.
sr. unsec. notes 7 3/8s, 2013	125,000	122,188	10,000	9,775	20,000	19,550

E*Trade Financial Corp.
sr. unsec. unsub. notes
12 1/2s, 2017 ‡‡	295,000	336,300	395,000	450,300	280,000	319,200

Fleet Capital Trust V bank
guaranteed jr. sub. FRN
1.291s, 2028	790,000	567,452	217,000	155,870	759,000	545,185

GATX Financial Corp.
notes 5.8s, 2016	—	—	120,000	131,154	130,000	142,084

GE Capital Trust I unsec.
sub. bonds FRB 6 3/8s, 2067	—	—	975,000	970,125	1,450,000	1,442,750

General Electric
Capital Corp. sr. unsec. FRN
Ser. MTN, 0.604s, 2016	260,000	238,069	600,000	549,389	—	—

General Electric
Capital Corp. sr. unsec. FRN
Ser. MTN, 0.596s, 2012	80,000	78,914	60,000	59,186	255,000	251,539

General Electric
Capital Corp. sr. unsec.
notes Ser. MTN, 6 7/8s, 2039	1,141,000	1,303,667	2,446,000	2,794,714	3,149,000	3,597,937

GMAC, Inc. 144A company
guaranty sr. unsec.
notes 8s, 2020	145,000	158,413	140,000	152,950	105,000	114,713

Goldman Sachs Group, Inc.
(The) sr. notes 7 1/2s, 2019	335,000	399,286	990,000	1,179,981	2,655,000	3,164,493

Goldman Sachs Group, Inc.
(The) sub. notes 6 3/4s, 2037	736,000	770,049	1,148,000	1,201,110	270,000	282,491

Health Care Property
Investors, Inc. sr. unsec.
notes 6s, 2017 R	—	—	214,000	228,431	748,000	798,441

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Highwood Properties, Inc.
sr. unsec. bonds 5.85s, 2017 R	$—	$—	$340,000	$349,703	$290,000	$298,276

HSBC Finance Capital Trust IX
FRN 5.911s, 2035	—	—	700,000	653,625	1,400,000	1,307,250

HSBC Finance Corp. notes
5s, 2015	760,000	827,679	1,185,000	1,290,525	280,000	304,934

HSBC Holdings PLC
sub. notes 6 1/2s, 2037
(United Kingdom)	—	—	300,000	336,429	1,000,000	1,121,430

HUB International
Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	185,000	179,450	190,000	184,300	150,000	145,500

HUB International Holdings, Inc.
144A sr. unsec. unsub. notes
9s, 2014	40,000	39,500	35,000	34,563	23,000	22,713

Icahn Enterprises LP/Icahn
Enterprises Finance Corp.
company guaranty sr. unsec.
notes 8s, 2018	575,000	577,875	585,000	587,925	405,000	407,025

International Lease
Finance Corp. sr. unsec.
Ser. MTN, 5 5/8s, 2013	625,000	612,500	—	—	—	—

JPMorgan Chase & Co.
sr. notes 6s, 2018	1,044,000	1,192,226	1,537,000	1,755,222	336,000	383,705

JPMorgan Chase Bank NA
sub. notes Ser. BKNT, 6s, 2017	—	—	330,000	374,586	280,000	317,830

JPMorgan Chase Capital XVIII
bonds Ser. R, 6.95s, 2036	—	—	674,000	691,304	1,460,000	1,497,483

KB Home company
guaranty 6 3/8s, 2011	—	—	317,000	322,151	288,000	292,680

Lehman Brothers E-Capital
Trust I FRN 3.589s,
2065 (In default) †	1,375,000	138	1,845,000	185	—	—

Leucadia National Corp.
sr. unsec. notes 8 1/8s, 2015	115,000	123,625	95,000	102,125	45,000	48,375

Leucadia National Corp.
sr. unsec. notes 7 1/8s, 2017	295,000	295,738	335,000	335,838	255,000	255,638

Liberty Mutual Group 144A
company guaranty jr.
sub. notes FRB 10 3/4s, 2058	1,145,000	1,349,454	—	—	—	—

Liberty Mutual Insurance 144A
notes 7.697s, 2097	—	—	690,000	629,274	1,410,000	1,285,907

Marsh & McLennan Cos., Inc.
sr. unsec. notes 6 1/4s, 2012	35,000	36,959	720,000	760,290	815,000	860,606

Marsh & McLennan Cos., Inc.
sr. unsec. notes 5 3/8s, 2014	—	—	380,000	410,410	345,000	372,609

Merrill Lynch & Co., Inc. jr.
sub. bonds 7 3/4s, 2038	—	—	300,000	347,958	1,200,000	1,391,832

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Merrill Lynch & Co., Inc.
sr. unsec. notes 6.4s, 2017	$—	$—	$10,000	$10,943	$290,000	$317,348

Merrill Lynch & Co., Inc.
sr. unsec. notes Ser. MTN,
6 7/8s, 2018	1,226,000	1,375,199	1,640,000	1,839,581	236,000	264,720

MetLife Capital Trust IV 144A
jr. sub. debs. 7 7/8s, 2067	—	—	300,000	315,000	1,200,000	1,260,000

MetLife, Inc. sr. unsec.
6 3/4s, 2016	155,000	185,032	130,000	155,188	—	—

Morgan Stanley sr. unsec.
unsub. notes 6 3/4s, 2011	687,000	707,596	1,068,000	1,100,019	252,000	259,555

National Money Mart Co.
company guaranty sr. unsec.
unsub. notes 10 3/8s,
2016 (Canada)	240,000	255,600	245,000	260,925	170,000	181,050

Nationwide Financial
Services, Inc. notes 5 5/8s, 2015	—	—	125,000	133,471	425,000	453,802

Nationwide Health
Properties, Inc.
notes 6 1/2s, 2011 R	—	—	145,000	150,589	150,000	155,782

Nationwide Mutual
Insurance Co. 144A
notes 8 1/4s, 2031	—	—	210,000	224,450	—	—

Nuveen Investments, Inc.
company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	290,000	288,188	310,000	308,063	205,000	203,719

Omega Healthcare
Investors, Inc. 144A
sr. notes 6 3/4s, 2022 R	155,000	154,031	155,000	154,031	125,000	124,219

OneAmerica Financial
Partners, Inc. 144A
bonds 7s, 2033	—	—	520,000	487,366	1,129,000	1,058,147

OneBeacon US Holdings, Inc.
notes 5 7/8s, 2013	—	—	498,000	522,956	969,000	1,017,559

Pinafore LLC/Pinafore, Inc.
144A company
guaranty sr. notes 9s, 2018	135,000	141,750	135,000	141,750	105,000	110,250

Progressive Corp. (The) jr.
unsec. sub. unsec. notes FRN
6.7s, 2037	250,000	248,125	555,000	550,838	695,000	689,788

Provident Funding Associates
144A sr. notes 10 1/4s, 2017	160,000	164,800	155,000	159,650	115,000	118,450

Prudential Financial, Inc.
jr. unsec. sub. notes FRN
8 7/8s, 2038	320,000	354,631	225,000	249,350	800,000	886,578

Residential Capital LLC
company guaranty jr.
notes 9 5/8s, 2015	295,000	297,213	305,000	307,288	230,000	231,725

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Royal Bank of Scotland PLC
(The) bank guaranty sr. unsec.
unsub. notes 3.95s, 2015
(United Kingdom)	$295,000	$298,223	$620,000	$626,775	$900,000	$909,834

RSHB Capital SA for OJSC
Russian Agricultural Bank
144A notes 7 3/4s, 2018 (Russia)	—	—	110,000	123,475	100,000	112,250

RSHB Capital SA for OJSC
Russian Agricultural Bank
144A notes 7 1/8s, 2014 (Russia)	120,000	129,156	110,000	118,393	100,000	107,630

Simon Property Group LP
sr. unsec. notes 6 1/8s,
2018 R	—	—	307,000	356,254	927,000	1,075,725

Simon Property Group LP
sr. unsec. unsub. notes 5 1/4s,
2016 R	100,000	111,784	147,000	164,323	30,000	33,535

Simon Property Group LP
sr. unsec. unsub. notes 4 3/8s,
2021 R	205,000	207,813	145,000	146,990	—	—

SLM Corp. sr. notes Ser. MTN,
8s, 2020	225,000	223,274	220,000	218,312	155,000	153,811

SLM Corp. sr. unsec. unsub.
notes Ser. MTNA, 5s, 2013	715,000	700,689	715,000	700,689	515,000	504,692

State Street Capital Trust IV
company guaranty jr. unsec.
sub. bond FRB 1.292s, 2037	—	—	475,000	341,381	—	—

Stowe CDO 08-1 144A notes FRN
3.078s, 2010 (In default) † F	4,200,000	3,780,000	—	—	—	—

USI Holdings Corp. 144A
company guaranty sr. unsec.
notes FRN 4.251s, 2014	45,000	38,306	45,000	38,306	20,000	17,025

Vornado Realty LP sr. unsec.
unsub. notes 4 1/4s, 2015 R	195,000	201,805	405,000	419,133	545,000	564,018

VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)	876,000	923,129	800,000	843,040	687,000	723,961

Wachovia Bank NA
sub. notes Ser. BKNT, 6s, 2017	—	—	1,115,000	1,274,426	1,755,000	2,005,935

Wachovia Corp. sr. unsec.
notes 5 3/4s, 2017	95,000	108,451	105,000	119,866	60,000	68,495

Wachovia Corp. sr. unsec.
notes Ser. MTN, 5 1/2s, 2013	900,000	989,276	1,650,000	1,813,672	1,495,000	1,643,297

Wachovia Corp. sr. unsec. notes
FRN Ser. MTNE, 0.447s, 2012	140,000	139,559	470,000	468,521	510,000	508,395

Wells Fargo Capital XV bank
guaranteed jr. unsec.
sub. FRB 9 3/4s, 2049	455,000	501,069	—	—	—	—

Westpac Banking Corp.
sr. unsec. notes 4 7/8s,
2019 (Australia)	220,000	236,901	485,000	522,260	615,000	662,247

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Financials cont.
Westpac Capital Trust III
144A unsec. sub. notes FRN
5.819s, 2049 (Australia)	$—	$—	$295,000	$290,484	$230,000	$226,479

Willis Group North
America, Inc. company
guaranty 6.2s, 2017	—	—	70,000	74,590	40,000	42,623

ZFS Finance USA Trust I 144A
bonds FRB 6 1/2s, 2037	—	—	312,000	291,720	411,000	384,285

		36,966,253		51,732,736		59,021,385

Health care		0.7%		1.0%		1.0%
Abbott Laboratories
sr. unsec. notes 5 7/8s, 2016	344,000	413,358	538,000	646,473	126,000	151,405

Aetna, Inc. sr. unsec.
unsub. notes 6 3/4s, 2037	—	—	286,000	333,124	673,000	783,890

Amgen, Inc. sr. unsec.
notes 3.45s, 2020	345,000	348,573	730,000	737,560	1,055,000	1,065,926

AstraZeneca PLC sr. unsec.
unsub. notes 6.45s, 2037
(United Kingdom)	270,000	337,816	422,000	527,994	99,000	123,866

Biomet, Inc. company
guaranty sr. unsec. bond
10s, 2017	360,000	397,350	375,000	413,906	260,000	286,975

Capella Healthcare, Inc. 144A
company guaranty sr. notes
9 1/4s, 2017	360,000	385,200	360,000	385,200	270,000	288,900

CHS/Community Health
Systems, Inc. company guaranty
sr. unsec. unsub. notes
8 7/8s, 2015	340,000	361,250	345,000	366,563	255,000	270,938

DaVita, Inc. company
guaranty 6 5/8s, 2013	327,000	332,314	338,000	343,493	233,000	236,786

DaVita, Inc. company
guaranty sr. unsec.
sub. notes 7 1/4s, 2015	85,000	88,241	85,000	88,241	65,000	67,478

Elan Finance PLC/Elan
Finance Corp. 144A company
guaranty sr. notes 8 3/4s,
2016 (Ireland)	570,000	567,863	390,000	388,538	270,000	268,988

HCA, Inc. company guaranty
sr. notes 9 5/8s, 2016 ‡‡	238,000	258,230	226,000	245,210	145,000	157,325

HCA, Inc. sr. sec.
notes 9 1/4s, 2016	275,000	297,688	190,000	205,675	141,000	152,633

HCA, Inc. sr. sec.
notes 9 1/8s, 2014	1,149,000	1,210,759	1,247,000	1,314,026	974,000	1,026,353

HCA, Inc. sr. unsec.
notes 6 1/4s, 2013	50,000	50,875	48,000	$48,840	—	—

Health Management
Associates, Inc.
sr. notes 6 1/8s, 2016	320,000	323,200	335,000	338,350	230,000	232,300

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Health care cont.
HealthSouth Corp. company
guaranty 10 3/4s, 2016	$240,000	$263,100	$240,000	$263,100	$165,000	$180,881

IASIS Healthcare/IASIS
Capital Corp.
sr. sub. notes 8 3/4s, 2014	510,000	521,475	515,000	526,588	380,000	388,550

Multiplan, Inc. 144A company
guaranty sr. notes 9 7/8s, 2018	210,000	219,450	210,000	219,450	160,000	167,200

Omnicare, Inc.
sr. sub. notes 6 7/8s, 2015	35,000	35,350	45,000	45,450	25,000	25,250

Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	170,000	170,425	240,000	240,600	110,000	110,275

Quintiles Transnational Corp.
144A sr. notes 9 1/2s, 2014 ‡‡	280,000	287,700	280,000	287,700	195,000	200,363

Select Medical Corp. company
guaranty 7 5/8s, 2015	346,000	337,783	352,000	343,640	245,000	239,181

Service Corporation
International sr. unsec.
unsub. notes 6 3/4s, 2016	625,000	644,531	645,000	665,156	445,000	458,906

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	205,000	205,513	270,000	270,675	125,000	125,313

Sun Healthcare Group, Inc.
company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	40,000	42,400	40,000	42,400	30,000	31,800

Surgical Care
Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	80,000	81,700	75,000	76,594	35,000	35,744

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	87,885	89,203	82,392	83,628	38,449	39,026

Talecris Biotherapeutics
Holdings Corp. company
guaranty sr. unsec.
notes 7 3/4s, 2016	200,000	220,000	200,000	220,000	150,000	165,000

Tenet Healthcare Corp.
company guaranty sr. notes
10s, 2018	67,000	76,548	54,000	61,695	34,000	38,845

Tenet Healthcare Corp.
sr. notes 9s, 2015	756,000	822,150	779,000	847,163	550,000	598,125

Tenet Healthcare Corp. 144A
sr. unsec. notes 8s, 2020	260,000	259,350	250,000	249,375	195,000	194,513

Teva Pharmaceutical Finance II
BV/Teva Pharmaceutical
Finance III LLC company
guaranty sr. unsec. unsub. notes
3s, 2015 (Netherlands Antilles)	135,000	141,225	295,000	308,603	410,000	428,906

United Surgical Partners
International, Inc. company
guaranty sr. unsec.
sub. notes 8 7/8s, 2017	120,000	122,700	125,000	127,813	85,000	86,913

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Health care cont.
US Oncology Holdings, Inc.
sr. unsec. notes FRN
6.737s, 2012 ‡‡	$704,000	$668,800	$711,000	$675,450	$535,000	$508,250

Valeant Pharmaceuticals
International 144A company
guaranty sr. notes 7s, 2020	45,000	46,013	40,000	40,900	35,000	35,788

Valeant Pharmaceuticals
International 144A
sr. notes 6 3/4s, 2017	45,000	45,900	40,000	40,800	35,000	35,700

Ventas Realty
LP/Capital Corp. company
guaranty 9s, 2012 R	585,000	625,654	605,000	647,044	360,000	385,018

Ventas Realty
LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	10,000	10,400	225,000	233,995	200,000	207,995

WellPoint, Inc. notes 7s, 2019	95,000	115,554	220,000	267,599	260,000	316,253

		11,425,641		13,168,611		10,117,558

Technology		0.6%		0.9%		1.0%
Advanced Micro Devices, Inc.
sr. unsec. notes 8 1/8s, 2017	25,000	26,375	25,000	26,375	40,000	42,200

Advanced Micro Devices, Inc.
144A sr. notes 7 3/4s, 2020	90,000	92,925	90,000	92,925	65,000	67,113

Alcatel-Lucent USA, Inc.
unsec. debs. 6.45s, 2029	195,000	141,863	200,000	145,500	135,000	98,213

Ceridian Corp. company
guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	440,000	416,900	460,000	435,850	370,000	350,575

Ceridian Corp. sr. unsec.
notes 11 1/4s, 2015	240,000	221,400	215,000	198,338	115,000	106,088

Computer Sciences Corp.
sr. unsec. notes 6 1/2s, 2018	—	—	1,435,000	1,647,647	1,310,000	1,504,124

Dell, Inc. sr. unsec.
notes 5 7/8s, 2019	215,000	249,483	470,000	545,380	585,000	678,825

Fidelity National Information
Services, Inc. 144A company
guaranty sr. notes 7 7/8s, 2020	155,000	167,013	155,000	167,013	115,000	123,913

Fidelity National Information
Services, Inc. 144A company
guaranty sr. notes 7 5/8s, 2017	155,000	165,463	155,000	165,463	115,000	122,763

First Data Corp. company
guaranty sr. unsec.
notes 10.55s, 2015 ‡‡	1,658,081	1,340,973	1,658,081	1,340,973	1,194,871	966,352

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	50,118	50,118	45,564	45,564	35,058	35,058

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
notes 8 7/8s, 2014	523,000	522,346	518,000	517,353	423,000	422,471

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Technology cont.
Freescale Semiconductor, Inc.
company guaranty sr. unsec.
sub. notes 10 1/8s, 2016	$140,000	$127,400	$140,000	$127,400	$115,000	$104,650

Freescale Semiconductor, Inc.
144A company guaranty sr.
notes 10 1/8s, 2018	165,000	175,313	165,000	175,313	115,000	122,188

Freescale Semiconductor, Inc.
144A company guaranty sr.
notes 9 1/4s, 2018	285,000	296,400	285,000	296,400	210,000	218,400

Hewlett-Packard Co.
sr. unsec. notes 6 1/8s, 2014	95,000	109,784	235,000	271,570	425,000	491,138

Hewlett-Packard Co.
sr. unsec. notes 5 1/2s, 2018	135,000	159,403	160,000	188,922	183,000	216,079

Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	—	—	—	—	5,000	5,306

Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	245,000	246,225	90,000	90,450	40,000	40,200

Iron Mountain, Inc. company
guaranty sr. unsec.
sub. notes 8s, 2020	470,000	494,675	625,000	657,813	220,000	231,550

Jazz Technologies, Inc. 144A
notes 8s, 2015 F	182,000	156,520	188,000	161,680	129,000	110,940

Lexmark International Inc,
sr. unsec. notes 5.9s, 2013	1,925,000	2,064,643	—	—	—	—

Microsoft Corp. sr. unsec.
unsub. notes 4.2s, 2019	250,000	277,400	555,000	615,828	695,000	771,172

NXP BV/NXP Funding, LLC
company guaranty Ser. EXCH,
9 1/2s, 2015 (Netherlands)	265,000	271,625	280,000	287,000	215,000	220,375

NXP BV/NXP Funding, LLC sec.
notes Ser. EXCH, 7 7/8s,
2014 (Netherlands)	130,000	134,550	125,000	129,375	100,000	103,500

NXP BV/NXP Funding, LLC
144A company guaranty sr.
notes 9 3/4s,
2018 (Netherlands)	325,000	346,125	325,000	346,125	270,000	287,550

NXP BV/NXP Funding, LLC
144A sr. sec. notes 10s,
2013 (Netherlands)	34,000	37,060	15,000	16,350	—	—

Oracle Corp. sr. unsec.
notes 5s, 2011	319,000	322,963	497,000	503,174	117,000	118,453

Oracle Corp. 144A
notes 3 7/8s, 2020	—	—	360,000	378,182	525,000	551,516

Oracle Corp. 144A
sr. notes 5 3/8s, 2040	—	—	215,000	231,317	310,000	333,527

SunGard Data Systems, Inc.
company guaranty 10 1/4s, 2015	90,000	94,725	100,000	105,250	56,000	58,940

SunGard Data Systems, Inc.
company guaranty 9 1/8s, 2013	720,000	735,300	709,000	724,066	541,000	552,496

CORPORATE BONDS
AND NOTES* cont.		Growth 11.9%		Balanced 18.4%		Conservative 21.5%
		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Technology cont.
Unisys Corp. 144A company
guaranty sr. sub. notes
14 1/4s, 2015		$555,000	$661,838	$580,000	$691,650	$400,000	$477,000

Xerox Capital Trust I company
guaranty 8s, 2027		160,000	162,794	165,000	167,882	125,000	127,183

Xerox Corp. sr. unsec.
notes 6 3/4s, 2039		154,000	182,104	336,000	397,319	425,000	502,561

Xerox Corp. sr. unsec.
unsub. notes 5 5/8s, 2019		60,000	66,961	130,000	145,083	164,000	183,027

			10,518,667		12,036,530		10,345,446

Transportation			—%		0.2%		0.2%
American Airlines, Inc.
pass-through certificates
Ser. 01-1, 6.817s, 2011		—	—	110,000	112,338	70,000	71,488

Burlington Northern Santa
Fe Corp. sr. unsec.
notes 7s, 2014		170,000	199,052	385,000	450,794	440,000	515,194

Burlington Northern Santa
Fe, LLC debs. 5 3/4s, 2040		95,000	104,558	155,000	170,595	300,000	330,184

Inaer Aviation Finance Ltd.
144A sr. notes 9 1/2s,
2017 (Spain)	EUR	160,000	216,087	160,000	216,087	120,000	162,066

Northwest Airlines Corp.
pass-through certificates
Ser. 00-1, 7.15s, 2019		$—	—	$481,932	472,294	$416,427	408,099

RailAmerica, Inc. company
guaranty sr. notes 9 1/4s, 2017		324,000	355,185	322,000	352,993	238,000	260,908

Union Pacific Corp. 144A
pass-through certificates
5.214s, 2014		—	—	115,000	126,955	100,000	110,396

United Airlines, Inc.
pass-through certificates
Ser. 07-A, 6.636s, 2022		—	—	143,359	143,359	117,294	117,294

			874,882		2,045,415		1,975,629

Utilities and power			0.8%		1.6%		2.1%
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013		180,000	195,660	577,000	627,200	190,000	206,530

AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017		725,000	783,000	520,000	561,600	445,000	480,600

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013		108,000	109,575	139,000	141,027	56,000	56,816

Appalachian Power Co.
sr. notes Ser. L, 5.8s, 2035		—	—	145,000	153,150	120,000	126,745

Atmos Energy Corp. sr. unsec.
sub. notes 8 1/2s, 2019		20,000	25,949	45,000	58,386	55,000	71,361

Beaver Valley II Funding
sr. bonds 9s, 2017		—	—	178,000	196,861	626,000	692,331

Boardwalk Pipelines LP
company guaranty 5 7/8s, 2016		—	—	604,000	682,096	1,168,000	1,319,020

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Utilities and power cont.
Bruce Mansfield Unit
pass-through certificates
6.85s, 2034	$—	$—	$280,596	$303,692	$985,031	$1,066,107

Calpine Corp. 144A company
guaranty sr. notes 7 7/8s, 2020	235,000	240,288	230,000	235,175	175,000	178,938

Calpine Corp. 144A sr. sec.
notes 7 1/4s, 2017	570,000	579,975	595,000	605,413	410,000	417,175

Colorado Interstate Gas Co.
debs. 6.85s, 2037 (Canada)	30,000	31,562	50,000	52,604	25,000	26,302

Commonwealth Edison Co.
1st mtge. 6.15s, 2017	—	—	130,000	154,447	110,000	130,686

Commonwealth Edison Co.
1st mtge. 5.9s, 2036	—	—	593,000	661,261	448,000	499,570

Consolidated Natural Gas Co.
sr. notes Ser. A, 5s, 2014	—	—	180,000	201,754	315,000	353,069

Dominion Resources, Inc. jr.
sub. notes FRN Ser. 06-B,
6.3s, 2066	—	—	823,000	777,735	1,448,000	1,368,360

Dominion Resources, Inc.
sr. unsec. unsub. notes
Ser. 07-A, 6s, 2017	—	—	455,000	538,502	290,000	343,221

Dominion Resources, Inc.
unsub. notes 5.7s, 2012	343,000	373,955	535,000	583,282	126,000	137,371

Dynegy Holdings, Inc.
sr. unsec. notes 7 3/4s, 2019	615,000	421,275	565,000	387,025	485,000	332,225

Dynegy-Roseton Danskamme
company guaranty Ser. B,
7.67s, 2016	145,000	134,125	195,000	180,375	90,000	83,250

Edison Mission Energy
sr. unsec. notes 7 3/4s, 2016	70,000	54,775	80,000	62,600	40,000	31,300

Edison Mission Energy
sr. unsec. notes 7 1/2s, 2013	30,000	27,975	35,000	32,638	20,000	18,650

Edison Mission Energy
sr. unsec. notes 7.2s, 2019	395,000	279,463	400,000	283,000	295,000	208,713

Edison Mission Energy
sr. unsec. notes 7s, 2017	10,000	7,225	5,000	3,613	5,000	3,613

El Paso Corp. sr. notes
Ser. GMTN, 7 3/4s, 2032	225,000	233,631	215,000	223,247	95,000	98,644

El Paso Corp. sr. unsec.
notes 7s, 2017	670,000	711,450	700,000	743,306	595,000	631,810

Electricite de France 144A
notes 6 1/2s, 2019 (France)	165,000	201,515	375,000	457,988	450,000	549,585

Energy Future Holdings Corp.
company guaranty sr. unsec.
notes zero %, 2017 ‡‡	64,600	30,847	67,200	32,088	44,900	21,440

Energy Future Holdings Corp.
sr. notes 9 3/4s, 2019	—	—	—	—	51,000	49,343

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Utilities and power cont.
Energy Future Holdings Corp.
144A sr. sec. bond 10s, 2020	$100,000	$99,276	$100,000	$99,276	$75,000	$74,457

Energy Future Intermediate
Holdings Co., LLC
sr. notes 10s, 2020	154,000	152,832	159,000	157,794	107,000	106,188

Energy Future Intermediate
Holdings Co., LLC
sr. notes 9 3/4s, 2019	256,000	247,680	265,000	256,388	120,000	116,100

Energy Transfer Partners LP
sr. unsec. unsub. notes
5.65s, 2012	170,000	180,863	350,000	372,366	470,000	500,034

Entergy Gulf States, Inc. 1st
mtge. 5 1/4s, 2015	—	—	99,000	99,156	104,000	104,164

FirstEnergy Corp.
notes Ser. B, 6.45s, 2011	13,000	13,623	11,000	11,527	—	—

GenOn Escrow Corp. 144A
sr. unsec. notes 9 1/2s, 2018	65,000	62,563	65,000	62,563	50,000	48,125

GenOn Escrow Corp. 144A
sr. notes 9 7/8s, 2020	425,000	405,875	425,000	405,875	325,000	310,375

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	105,000	112,875	230,000	247,250	200,000	215,000

ITC Holdings Corp. 144A
notes 5 7/8s, 2016	—	—	458,000	509,308	988,000	1,098,682

ITC Holdings Corp. 144A
sr. unsec. notes 6.05s, 2018	—	—	305,000	345,996	225,000	255,243

Kansas Gas & Electric
bonds 5.647s, 2021	—	—	70,761	73,626	66,598	69,295

MidAmerican Energy
Holdings Co. bonds 6 1/8s, 2036	92,000	105,252	337,000	385,543	629,000	719,604

MidAmerican Funding, LLC
sr. sec. bond 6.927s, 2029	470,000	559,668	850,000	1,012,165	970,000	1,155,059

Mirant Americas
Generation, Inc. sr. unsec.
notes 8.3s, 2011	215,000	221,450	215,000	221,450	100,000	103,000

Mirant North America, LLC
company guaranty 7 3/8s, 2013	790,000	813,700	785,000	808,550	620,000	638,600

National Fuel Gas Co.
notes 5 1/4s, 2013	238,000	252,046	687,000	727,545	100,000	105,902

Nevada Power Co. mtge. sec.
notes 7 1/8s, 2019	115,000	142,802	265,000	329,065	315,000	391,153

NiSource Finance Corp.
company guaranty sr. unsec.
unsub. notes 7 7/8s, 2010	260,000	261,798	570,000	573,942	715,000	719,945

NRG Energy, Inc. company
guaranty 7 3/8s, 2017	100,000	102,250	110,000	112,475	55,000	56,238

NRG Energy, Inc.
sr. notes 7 3/8s, 2016	1,145,000	1,177,919	1,134,000	1,166,603	867,000	891,926

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Utilities and power cont.
NV Energy, Inc. sr. unsec.
unsub. notes 8 5/8s, 2014	$200,000	$205,750	$185,000	$190,319	$125,000	$128,594

NV Energy, Inc. sr. unsec.
unsub. notes 6 3/4s, 2017	210,000	216,153	235,000	241,886	165,000	169,835

Pacific Gas & Electric Co.
1st mtge. 6.05s, 2034	417,000	472,734	650,000	736,875	153,000	173,449

Pacific Gas & Electric Co.
sr. notes 8 1/4s, 2018	—	—	—	—	490,000	650,165

Potomac Edison Co. 144A
1st mtge. 5.8s, 2016	—	—	456,000	495,326	985,000	1,069,947

Power Receivable Finance, LLC
144A sr. notes 6.29s, 2012	—	—	70,978	70,980	61,354	61,355

PSEG Power, LLC company
guaranty sr. unsec.
notes 5.32s, 2016	144,000	161,173	185,000	207,062	90,000	100,733

Public Service Electric &
Gas Co. sr. notes Ser. MTN,
5 1/2s, 2040	75,000	85,315	160,000	182,004	215,000	244,568

Puget Sound Energy, Inc. jr.
sub. FRN Ser. A, 6.974s, 2067	225,000	209,941	629,000	586,901	1,107,000	1,032,908

Spectra Energy Capital, LLC
sr. notes 8s, 2019	—	—	250,000	316,927	215,000	272,557

Spectra Energy Capital, LLC
sr. unsec. unsub. notes
5.668s, 2014	795,000	887,842	—	—	—	—

TAQA Abu Dhabi National
Energy sr. unsec.
notes 7 1/4s, 2018 (United
Arab Emirates)	440,000	493,667	690,000	774,159	445,000	499,277

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	10,000	11,657	10,000	11,657	5,000	5,829

Texas Competitive Electric
Holdings Co., LLC company
guaranty sr. unsec.
notes zero %, 2016 ‡‡	406,656	235,860	406,656	235,860	290,468	168,471

Texas Competitive Electric
Holdings Co., LLC company
guaranty sr. unsec.
notes Ser. B, 10 1/4s, 2015	270,000	176,850	275,000	180,125	190,000	124,450

TransAlta Corp. sr. unsec.
notes 5 3/4s, 2013 (Canada)	—	—	140,000	155,392	150,000	166,491

TransCanada Pipelines, Ltd.
jr. sub. FRN 6.35s, 2067
(Canada)	—	—	180,000	168,300	155,000	144,925

CORPORATE BONDS
AND NOTES* cont.	Growth 11.9%		Balanced 18.4%		Conservative 21.5%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Utilities and power cont.
Union Electric Co. sr. sec.
notes 6.4s, 2017	$140,000	$164,793	$320,000	$376,670	$365,000	$429,639

West Penn Power Co. 144A
1st mtge. 5.95s, 2017	—	—	75,000	82,500	45,000	49,500

		12,676,452		21,931,471		22,674,558
Total corporate bonds and notes
(cost $189,987,212, $230,647,265
and $206,448,285)		$199,183,788		$247,292,631		$228,377,915

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS*	Growth 6.2%		Balanced 14.1%		Conservative 23.8%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

U.S. Government Guaranteed
Mortgage Obligations		0.7%		2.5%		1.6%
Government National
Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
July 20, 2037 to
August 20, 2039	$—	$—	$18,392,380	$20,197,430	$4,484,554	$4,924,075
5 1/2s, TBA, October 1, 2040	7,000,000	7,525,547	6,000,000	6,450,469	5,000,000	5,375,391
4 1/2s, TBA, October 1, 2040	4,000,000	4,210,000	6,000,000	6,315,000	6,000,000	6,315,000

		11,735,547		32,962,899		16,614,466

U.S. Government Agency
Mortgage Obligations		5.5%		11.6%		22.2%
Federal Home Loan Mortgage
Corporation Pass-Through
Certificates
6s, with due dates from
July 1, 2013 to
October 1, 2021	132,640	143,221	—	—	—	—
5 1/2s, with due dates
from June 1, 2035 to
November 1, 2036	41,948	44,651	—	—	198,172	212,307
5 1/2s, with due dates
from January 1, 2020 to
April 1, 2020	277,035	299,577	—	—	—	—
4s, TBA, October 1, 2040	19,000,000	19,495,039	12,000,000	12,312,656	18,000,000	18,468,985

Federal National Mortgage
Association Pass-Through
Certificates
7s, with due dates
from October 1, 2029 to
January 1, 2036	755,000	841,204	—	—	—	—
7s, March 1, 2018	—	—	—	—	201,114	222,770

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS* cont.	Growth 6.2%		Balanced 14.1%		Conservative 23.8%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

U.S. Government Agency
Mortgage Obligations cont.
Federal National Mortgage
Association Pass-Through
Certificates
6 1/2s, with due dates
from June 1, 2037 to
November 1, 2037	$341,654	$373,284	$—	$—	$—	$—
6s, with due dates from
September 1, 2011
to September 1, 2021	895,902	965,367	—	—	—	—
5 1/2s, with due dates
from June 1, 2037 to
November 1, 2037	919,323	978,506	—	—	—	—
5 1/2s, with due dates
from February 1, 2014 to
August 1, 2022	3,783,430	4,081,910	—	—	—	—
5 1/2s, TBA, October 1, 2040	21,000,000	22,320,703	73,000,000	77,591,014	93,000,000	98,848,826
5s, TBA, October 1, 2040	5,000,000	5,264,063	9,000,000	9,475,313	9,000,000	9,475,313
4 1/2s, with due dates
from February 1, 2039 to
April 1, 2039	693,155	722,316	—	—	—	—
4 1/2s, with due dates from
April 1, 2020 to May 1, 2022	1,408,601	1,494,353	—	—	—	—
4 1/2s, TBA,
October 1, 2040	34,000,000	35,413,125	55,000,000	57,285,938	104,000,000	108,322,500

		92,437,319		156,664,921		235,550,701
Total U.S. government and
agency mortgage obligations
(cost $103,519,299, $189,351,443
and $252,347,451)		$104,172,866		$189,627,820		$252,165,167

U.S. TREASURY OBLIGATIONS*	Growth 0.3%		Balanced —%		Conservative —%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

U.S. Treasury Bonds 6 5/8s,
February 15, 2027 [i]	$635,000	$922,077	$—	$—	$—	$—

U.S Treasury Inflation
Protected Securities
2 3/8s, April 15, 2011 [i]	1,221,365	1,249,713	—	—	—	—
2s, July 15, 2014 [i]	2,527,084	2,743,907	—	—	—	—

Total U.S. treasury obligations
(cost $4,915,697, $— and $—)		$4,915,697		$—		$—

MORTGAGE-BACKED
SECURITIES*	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Asset Securitization Corp.
Ser. 96-MD6, Class A7,
8.631s, 2029	$—	$—	$—	$—	$311,198	$329,358

Banc of America Commercial
Mortgage, Inc.
Ser. 08-1, Class A3,
6.302s, 2014	516,000	568,716	—	—	—	—
FRB Ser. 07-4, Class A3,
6.001s, 2051	176,000	187,282	—	—	—	—
Banc of America Commercial
Mortgage, Inc.
FRB Ser. 07-3, Class A3,
5.837s, 2049	167,000	176,718	748,000	791,529	—	—
Ser. 07-2, Class A2,
5.634s, 2049	1,560,000	1,614,347	378,000	391,169	434,000	449,119
Ser. 07-5, Class A3,
5.62s, 2051	578,000	612,440	—	—	—	—
Ser. 06-4, Class A2,
5.522s, 2046	224,000	228,662	—	—	—	—
Ser. 06-5, Class A2,
5.317s, 2047	—	—	—	—	1,847,000	1,932,180
Ser. 07-1, Class XW, IO,
0.46s, 2049	1,799,341	24,637	9,783,121	133,953	5,006,777	68,554

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO,
0.963s, 2035	2,290,720	18,029	3,409,912	26,838	2,027,026	15,954
Ser. 07-5, Class XW, IO,
0.598s, 2051	4,449,818	91,495	20,404,860	419,555	18,219,400	374,618
Ser. 04-4, Class XC, IO,
0.281s, 2042	3,165,241	50,381	8,984,319	143,004	7,081,807	112,722
Ser. 04-5, Class XC, IO,
0.242s, 2041	4,116,471	57,258	9,992,015	138,985	10,337,714	143,793
Ser. 06-5, Class XC, IO,
0.176s, 2016	3,348,120	54,567	35,889,238	584,916	30,554,023	497,963
Ser. 05-1, Class XW, IO,
0.123s, 2042	15,662,100	18,188	—	—	19,656,240	22,827

Banc of America Large Loan
144A FRB Ser. 05-MIB1,
Class J, 1.307s, 2022	100,000	60,000	409,000	245,400	343,000	205,800

Bayview Commercial Asset
Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	—	—	3,152,882	330,422	2,658,632	278,625
Ser. 05-3A, IO, 2.87s, 2035	850,511	40,484	2,740,144	130,431	2,475,082	117,814
FRB Ser. 05-1A, Class A1,
0.556s, 2035	23,066	18,287	176,840	140,200	130,708	103,626

Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 23A1,
5.562s, 2035	2,185,609	1,618,533	933,922	691,607	—	—

Bear Stearns Commercial
Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F,
8.495s, 2032	—	—	189,000	194,723	124,000	127,755

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Bear Stearns Commercial
Mortgage Securities, Inc.
Ser. 07-PW17, Class A3,
5.736s, 2050 F	$31,000	$32,926	$—	$—	$—	$—
Ser. 07-PW15, Class A4,
5.331s, 2044	1,001,000	1,029,995	632,000	650,307	438,000	450,687
Ser. 05-PWR9, Class A2,
4.735s, 2042	—	—	—	—	762,236	768,091
Ser. 04-PR3I, Class X1, IO,
0.36s, 2041	371,765	6,477	2,490,626	43,392	4,046,851	70,504
Ser. 05-PWR9, Class X1, IO,
0.245s, 2042	—	—	10,468,699	96,521	15,769,631	145,396

Bear Stearns Commercial
Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.876s, 2038	3,507,807	105,234	9,626,589	288,798	8,821,259	264,638
Ser. 06-PW14, Class X1, IO,
0.163s, 2038	3,336,623	55,054	9,155,888	151,072	8,390,882	138,450
Ser. 07-PW18, Class X1, IO,
0.136s, 2050	1,045,853	7,897	6,520,390	49,231	4,381,592	33,082
Ser. 07-PW15, Class X1, IO,
0.129s, 2044	27,963,655	214,202	78,547,178	601,671	61,254,420	469,209
Ser. 05-PW10, Class X1, IO,
0.093s, 2040	10,769,679	21,862	—	—	—	—

Bear Stearns Small Balance
Commercial Trust 144A
Ser. 06-1A, Class AIO, IO,
1s, 2034	—	—	536,200	1,257	558,800	1,310

Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	—	—	—	—	896,000	948,751

Citigroup Commercial
Mortgage Trust
Ser. 08-C7, Class A2A,
6.034s, 2049	443,437	453,209	—	—	—	—
FRB Ser. 07-C6, Class A3,
5.887s, 2049	902,000	959,651	—	—	1,001,000	1,064,979

Citigroup Commercial Mortgage
Trust 144A Ser. 06-C5,
Class XC, IO, 0.135s, 2049	47,158,675	625,796	77,664,912	1,030,613	82,993,000	1,101,317

Citigroup Mortgage Loan
Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A,
5.806s, 2036	1,239,866	710,123	1,657,492	949,315	—	—
FRB Ser. 05-10, Class 1A5A,
5.647s, 2035	79,768	53,245	815,690	544,473	323,188	215,728
FRB Ser. 07-6, Class 1A3A,
5.453s, 2046	—	—	—	—	1,359,736	747,855
FRB Ser. 06-AR7, Class 2A2A,
5.407s, 2036	3,179,604	1,875,966	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Citigroup/Deutsche Bank
Commercial Mortgage Trust
Ser. 06-CD2, Class A2,
5.408s, 2046	$86,253	$86,720	$—	$—	$—	$—

Citigroup/Deutsche Bank
Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO,
0.556s, 2049	3,315,358	55,930	9,940,139	167,690	7,890,177	133,107
Ser. 07-CD5, Class XS, IO,
0.141s, 2044	—	—	3,189,269	19,889	—	—
Ser. 06-CD2, Class X, IO,
0.119s, 2046	2,327,297	7,328	15,371,698	48,400	16,868,017	53,111
Ser. 07-CD4, Class XC, IO,
0.118s, 2049	11,088,791	91,815	33,241,638	275,241	26,385,346	218,471

CNL Funding 144A Ser. 99-1,
Class A2, 7.645s, 2014	86,184	83,642	321,424	311,942	202,038	196,078

Commercial Mortgage
Acceptance Corp. 144A
Ser. 98-C1, Class F,
6.23s, 2031	—	—	273,970	287,775	266,708	280,147
Ser. 98-C2, Class F,
5.44s, 2030	1,370,000	1,417,299	2,607,000	2,697,006	2,247,000	2,324,577

Commercial Mortgage Loan
Trust Ser. 08-LS1,
Class A4B, 6.214s, 2017	60,000	63,380	—	—	—	—

Commercial Mortgage
Pass-Through Certificates
FRB Ser. 07-C9, Class A2,
5.811s, 2049	288,000	300,669	367,000	383,145	405,000	422,816

Commercial Mortgage
Pass-Through Certificates 144A
Ser. 03-LB1A, Class X1, IO,
1.723s, 2038 F	812,151	26,261	1,726,634	55,831	1,866,324	60,348
Ser. 05-LP5, Class XC, IO,
0.245s, 2043	18,707,288	176,917	42,296,399	400,001	36,655,062	346,651
Ser. 06-C8, Class XS, IO,
0.181s, 2046	14,400,008	157,760	38,955,062	426,774	35,489,941	388,812
Ser. 05-C6, Class XC, IO,
0.094s, 2044	8,193,585	46,204	24,019,729	135,447	12,064,499	68,032

Countrywide Alternative
Loan Trust
Ser. 06-J8, Class A4, 6s, 2037	2,720,057	1,604,834	1,144,792	675,427	—	—
Ser. 07-HY5R, Class 2A1A,
5.544s, 2047	919,223	873,262	471,957	448,359	442,994	420,844

Countrywide Home Loans FRB
Ser. 05-HYB7, Class 6A1,
5.512s, 2035	3,309,487	2,548,305	668,197	514,512	—	—

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3,
8s, 2035	41,576	38,458	—	—	—	—
IFB Ser. 05-R1, Class 1AS,
IO, 5.646s, 2035	177,352	25,843	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Countrywide Home Loans 144A
Ser. 06-R2, Class AS, IO,
5.528s, 2036	$186,694	$22,403	$—	$—	$—	$—
Ser. 05-R2, Class 1AS, IO,
5.295s, 2035	166,228	22,496	—	—	—	—

Credit Suisse Mortgage
Capital Certificates
FRB Ser. 08-C1, Class A2,
6.422s, 2041	1,726,000	1,798,816	—	—	563,000	586,752
FRB Ser. 07-C4, Class A2,
5.998s, 2039	587,000	609,847	—	—	2,064,000	2,144,336
FRB Ser. 07-C3, Class A2,
5.91s, 2039	819,000	848,345	997,000	1,032,723	1,149,000	1,190,169
Ser. 07-C2, Class A2,
5.448s, 2049	1,324,000	1,360,651	1,242,000	1,276,381	1,484,000	1,525,080
Ser. 07-C1, Class AAB,
5.336s, 2040	589,000	612,560	341,000	354,640	400,000	416,000
Ser. 06-C5, Class AX, IO,
0.174s, 2039 F	6,579,343	97,486	17,800,638	263,752	16,220,544	240,340

Credit Suisse Mortgage
Capital Certificates 144A
FRB Ser. 06-TFLA, Class K,
1.457s, 2021	50,000	40,000	—	—	484,000	387,200
Ser. 07-C2, Class AX, IO,
0.273s, 2049 F	17,123,366	111,507	47,079,152	306,579	37,187,207	242,163
Ser. 06-C4, Class AX, IO,
0.155s, 2039	6,240,624	86,111	28,833,584	397,860	24,098,438	332,522
Ser. 07-C1, Class AX, IO,
0.124s, 2040 F	7,515,928	56,790	36,116,241	272,894	24,513,429	185,223

CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C2, Class F,
6 3/4s, 2030	353,000	382,306	—	—	—	—
Ser. 03-C3, Class AX, IO,
1.916s, 2038	4,828,121	179,603	9,357,671	348,099	10,823,685	402,634
Ser. 02-CP3, Class AX, IO,
1.628s, 2035	2,888,768	56,855	11,803,455	232,309	8,981,086	176,760
FRB Ser. 04-TF2A, Class J,
1.207s, 2016	153,000	146,115	310,000	296,050	349,000	333,295
FRB Ser. 05-TF2A, Class J,
1.157s, 2020	24,658	22,192	83,244	74,920	83,615	75,254
FRB Ser. 04-TF2A, Class H,
0.957s, 2019	100,000	98,000	132,000	129,360	128,000	125,440
Ser. 01-CK1, Class AY, IO,
0.838s, 2035	1,275,275	102	3,532,314	283	3,399,038	272
Ser. 04-C4, Class AX, IO,
0.436s, 2039	559,841	12,783	3,750,773	85,641	2,964,142	67,680
Ser. 05-C1, Class AX, IO,
0.196s, 2038	31,883,520	318,032	38,821,630	387,238	44,731,292	446,186

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

CWCapital Cobalt
FRB Ser. 07-C3, Class A3,
6.013s, 2046	$394,000	$422,864	$—	$—	$—	$—
Ser. 07-C2, Class A2,
5.334s, 2047	1,109,989	1,179,218	—	—	868,056	922,196

DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3,
6.1s, 2032	—	—	$192,447	192,408	169,027	168,994
Ser. 99-CG2, Class B4,
6.1s, 2032	—	—	571,000	568,087	551,000	548,189

Fannie Mae
IFB Ser. 10-100, Class QS,
IO, 6.394s, 2040	681,880	114,104	734,105	122,843	743,959	124,492
Ser. 10-98, Class DI, IO,
5s, 2040	390,603	63,438	173,933	28,248	218,658	35,512

Federal Home Loan
Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI,
IO, 7.844s, 2043	50,828	10,319	—	—	—	—
Ser. T-56, Class A, IO,
0.306s, 2043	160,799	3,049	—	—	—	—
Ser. T-56, Class 1, IO,
zero %, 2043	171,991	505	—	—	—	—
Ser. T-56, Class 2, IO,
zero %, 2043	157,782	10	—	—	—	—
Ser. T-56, Class 3, IO,
zero %, 2043	128,205	24	—	—	—	—

Federal National
Mortgage Association
IFB Ser. 07-75, Class JS,
50.31s, 2037	101,072	193,296	—	—	178,392	341,167
IFB Ser. 06-62, Class PS,
38.363s, 2036	128,394	217,628	244,805	414,945	199,154	337,566
IFB Ser. 07-30, Class FS,
28.641s, 2037	115,547	192,599	383,323	638,938	294,676	491,177
IFB Ser. 06-49, Class SE,
27.975s, 2036	189,047	299,996	533,907	847,252	462,538	733,997
IFB Ser. 05-25, Class PS,
27.033s, 2035	78,573	123,612	—	—	57,353	90,228
IFB Ser. 06-30, Class HK,
25.575s, 2036	129,411	195,502	—	—	—	—
IFB Ser. 06-115, Class ES,
25.535s, 2036	—	—	492,625	748,480	378,850	575,613
IFB Ser. 06-8, Class HP,
23.627s, 2036	119,841	185,256	—	—	375,970	581,194
IFB Ser. 05-99, Class SA,
23.627s, 2035	50,303	74,033	241,959	356,100	242,965	357,581
IFB Ser. 05-74, Class DM,
23.444s, 2035	105,658	156,711	217,127	322,042	218,184	323,609
IFB Ser. 05-45, Class DC,
23.37s, 2035 F	103,335	151,371	361,673	529,799	258,338	378,428

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Federal National
Mortgage Association
IFB Ser. 06-46, Class SK,
23.26s, 2036	$166,355	$248,561	$—	$—	$—	$—
IFB Ser. 05-95, Class OP,
19.564s, 2035	—	—	176,851	264,949	177,630	266,116
IFB Ser. 05-106, Class JC,
19.329s, 2035	—	—	129,785	186,521	123,471	177,447
IFB Ser. 05-83, Class QP,
16.728s, 2034	—	—	88,576	115,004	88,576	115,004
FRB Ser. 03-W6, Class PT1,
9.928s, 2042	24,210	29,604	—	—	—	—
IFB Ser. 04-89, Class EI, IO,
6.894s, 2034	194,259	28,746	—	—	—	—
IFB Ser. 04-24, Class CS, IO,
6.894s, 2034	73,962	12,851	—	—	—	—
IFB Ser. 04-60, Class SW, IO,
6.794s, 2034	130,973	21,985	—	—	—	—
IFB Ser. 05-48, Class SM, IO,
6.544s, 2034	63,014	9,037	731,789	104,946	654,516	93,864
IFB Ser. 07-54, Class CI, IO,
6.504s, 2037 F	77,144	11,391	—	—	—	—
IFB Ser. 07-58, Class SP, IO,
6.494s, 2037	—	—	902,216	161,151	717,039	128,075
IFB Ser. 07-28, Class SE, IO,
6.494s, 2037 F	61,287	9,007	—	—	—	—
IFB Ser. 07-24, Class SD, IO,
6.494s, 2037	55,154	8,292	639,576	96,154	571,694	85,948
IFB Ser. 05-90, Class GS, IO,
6.494s, 2035	—	—	—	—	98,760	14,299
IFB Ser. 05-17, Class ES, IO,
6.494s, 2035	52,530	7,959	—	—	—	—
IFB Ser. 06-123, Class CI,
IO, 6.484s, 2037	134,840	21,809	—	—	—	—
IFB Ser. 06-36, Class SP, IO,
6.444s, 2036	58,856	7,334	—	—	—	—
IFB Ser. 06-16, Class SM, IO,
6.444s, 2036 F	296,555	49,468	—	—	—	—
IFB Ser. 06-3, Class SB, IO,
6.444s, 2035	1,075,578	190,539	2,729,193	483,477	2,693,066	477,077
IFB Ser. 05-23, Class SG, IO,
6.444s, 2035	84,537	13,324	—	—	—	—
IFB Ser. 05-29, Class SY, IO,
6.444s, 2035	262,078	40,095	—	—	—	—
IFB Ser. 05-17, Class SA, IO,
6.444s, 2035 F	425,095	64,148	—	—	—	—
IFB Ser. 05-17, Class SE, IO,
6.444s, 2035	81,844	12,708	—	—	—	—
IFB Ser. 05-57, Class DI, IO,
6.444s, 2035	164,236	20,433	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Federal National
Mortgage Association
IFB Ser. 06-128, Class GS,
IO, 6.424s, 2037 F	$84,896	$12,349	$—	$—	$—	$—
IFB Ser. 06-109, Class SH,
IO, 6.364s, 2036 F	75,786	12,739	—	—	—	—
IFB Ser. 06-103, Class SB,
Federal National
Mortgage Association
IO, 6.344s, 2036 F	50,677	6,672	1,084,958	142,845	838,481	110,394
IFB Ser. 05-122, Class SG,
IO, 6.344s, 2035	70,050	10,162	—	—	—	—
IFB Ser. 05-122, Class SW,
IO, 6.344s, 2035	73,389	10,228	724,251	100,939	608,007	84,738
IFB Ser. 06-86, Class SB, IO,
6.294s, 2036	451,713	69,844	2,205,063	340,947	1,732,072	267,813
IFB Ser. 07-15, Class NI, IO,
6.244s, 2022	96,049	11,822	—	—	—	—
IFB Ser. 07-30, Class LI, IO,
6.184s, 2037	216,925	32,745	—	—	—	—
IFB Ser. 07-30, Class OI, IO,
6.184s, 2037	284,283	46,696	—	—	—	—
IFB Ser. 07-89, Class SA, IO,
6.174s, 2037 F	612,206	83,179	1,900,686	258,241	1,807,048	245,519
IFB Ser. 07-44, Class SB, IO,
6.174s, 2037	836,036	127,270	—	—	—	—
IFB Ser. 06-115, Class JI,
IO, 6.124s, 2036	186,353	28,704	—	—	—	—
IFB Ser. 06-123, Class LI,
IO, 6.064s, 2037	123,603	18,429	—	—	—	—
IFB Ser. 10-2, Class SD, IO,
6.044s, 2040	444,888	46,502	379,225	39,639	325,366	34,009
IFB Ser. 07-39, Class AI, IO,
5.864s, 2037	126,095	17,589	—	—	—	—
IFB Ser. 07-32, Class SD, IO,
5.854s, 2037	93,202	12,551	—	—	—	—
IFB Ser. 07-30, Class UI, IO,
5.844s, 2037	77,030	10,217	—	—	—	—
IFB Ser. 07-32, Class SC, IO,
5.844s, 2037 F	122,634	16,081	—	—	—	—
IFB Ser. 07-1, Class CI, IO,
5.844s, 2037 F	83,807	11,032	—	—	—	—
Ser. 06-W3, Class 1AS, IO,
5.756s, 2046	285,199	43,228	—	—	—	—
IFB Ser. 09-3, Class SE, IO,
5.244s, 2037	133,989	16,714	—	—	—	—
Ser. 03-W12, Class 2, IO,
2.229s, 2043	468,893	35,970	—	—	—	—
Ser. 03-W10, Class 3, IO,
1.791s, 2043	100,512	6,562	—	—	—	—
Ser. 03-W10, Class 1, IO,
1.673s, 2043	251,880	14,873	—	—	—	—

104

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Federal National
Mortgage Association
Ser. 03-W8, Class 12, IO,
1.637s, 2042	$370,262	$21,874	$—	$—	$—	$—
Ser. 03-T2, Class 2, IO,
0.811s, 2042	342,505	8,685	—	—	—	—
Ser. 03-W6, Class 51, IO,
0.655s, 2042	54,255	1,084	—	—	—	—
Ser. 01-T12, Class IO,
0.565s, 2041	1,313,132	27,030	—	—	—	—
Ser. 03-W2, Class 1, IO,
0.466s, 2042	239,302	1,868	—	—	—	—
Ser. 02-T4, IO, 0.444s, 2041	1,375,478	23,211	—	—	—	—
Ser. 01-50, Class B1, IO,
0.432s, 2041	2,080,317	27,438	—	—	—	—
Ser. 02-T1, Class IO, IO,
0.422s, 2031	283,259	4,263	—	—	—	—
Ser. 03-W6, Class 3, IO,
0.368s, 2042	75,563	856	—	—	—	—
Ser. 03-W6, Class 23, IO,
0.35s, 2042	80,027	893	—	—	—	—
Ser. 02-W8, Class 1, IO,
0.349s, 2042	909,623	12,507	—	—	—	—
Ser. 01-79, Class BI, IO,
0.323s, 2045	694,609	7,796	—	—	—	—
Ser. 03-34, Class P1, PO,
zero %, 2043	29,222	22,647	—	—	—	—
Ser. 07-64, Class LO, PO,
zero %, 2037	—	—	—	—	229,296	215,220
Ser. 07-14, Class KO, PO,
zero %, 2037	—	—	137,749	123,087	106,816	95,447
Ser. 06-125, Class OX, PO,
zero %, 2037	—	—	45,425	41,862	44,102	40,643
Ser. 06-84, Class OT, PO,
zero %, 2036	—	—	34,454	31,924	34,454	31,924
Ser. 06-46, Class OC, PO,
zero %, 2036	—	—	53,389	47,729	—	—
Ser. 05-50, Class LO, PO,
zero %, 2035	6,059	5,989	—	—	—	—
Ser. 04-61, Class CO, PO,
zero %, 2031	77,861	76,900	—	—	—	—
FRB Ser. 06-115, Class SN,
zero %, 2036 F	56,471	47,190	311,718	260,491	265,977	222,267
FRB Ser. 06-104, Class EK,
zero %, 2036	14,103	13,386	18,615	17,669	25,526	24,228
FRB Ser. 05-117, Class GF,
zero %, 2036	24,084	23,590	26,774	26,225	23,443	22,962
FRB Ser. 05-91, Class EF,
zero %, 2035	7,276	7,225	—	—	—	—
FRB Ser. 05-65, Class ER,
zero %, 2035	5,455	5,417	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Federal National
Mortgage Association
FRB Ser. 05-36, Class QA,
zero %, 2035	$—	$—	$14,999	$14,686	$14,477	$14,175
FRB Ser. 06-1, Class HF,
zero %, 2032	—	—	8,622	8,133	13,124	12,379

FFCA Secured Lending Corp.
144A Ser. 00-1, Class X, IO,
1.13s, 2020	247,728	4,955	957,771	19,155	612,111	12,242

First Union National
Bank-Bank of America
Commercial Mortgage 144A
Ser. 01-C1, Class 3, IO,
1.827s, 2033	—	—	2,980,098	2,781	2,654,323	2,477

First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F,
7 1/2s, 2029	—	—	580,000	630,034	538,000	584,410
Ser. 97-C2, Class G,
7 1/2s, 2029	71,000	78,113	185,000	203,535	288,000	316,854

First Union-Lehman
Brothers-Bank of America
144A Ser. 98-C2, Class G,
7s, 2035 F	—	—	—	—	703,000	632,493

Freddie Mac
IFB Ser. 3182, Class PS,
27.571s, 2032 F	158,590	235,187	—	—	296,741	440,062
IFB Ser. 3182, Class SP,
27.571s, 2032	167,057	250,710	—	—	—	—
IFB Ser. 3408, Class EK,
24.758s, 2037	—	—	554,425	816,168	482,992	711,012
IFB Ser. 2976, Class KL,
23.44s, 2035	122,423	188,338	390,926	601,408	374,957	576,842
IFB Ser. 2979, Class AS,
23.33s, 2034	—	—	90,496	129,525	91,010	130,261
IFB Ser. 3065, Class DC,
19.088s, 2035	133,070	189,660	—	—	380,385	542,151
IFB Ser. 2990, Class LB,
16.288s, 2034	118,916	157,039	403,508	532,864	386,190	509,994
IFB Ser. 3031, Class BS,
16.082s, 2035 F	139,563	180,061	—	—	—	—
IFB Ser. 3184, Class SP, IO,
7.093s, 2033 F	118,505	11,616	—	—	—	—
IFB Ser. 3110, Class SP, IO,
7.043s, 2035	—	—	805,337	150,679	886,569	165,877
IFB Ser. 3269, Class KS, IO,
6.993s, 2037	2,799,147	325,121	—	—	—	—
IFB Ser. 3156, Class PS, IO,
6.993s, 2036	—	—	1,377,126	241,135	1,303,930	228,318
IFB Ser. 3149, Class LS, IO,
6.943s, 2036	249,995	47,992	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Freddie Mac
IFB Ser. 3119, Class PI, IO,
6.943s, 2036	$80,797	$15,490	$—	$—	$—	$—
IFB Ser. 2882, Class NS, IO,
6.943s, 2034	—	—	1,789,489	222,899	—	—
IFB Ser. 3151, Class SI, IO,
6.893s, 2036	955,566	159,703	—	—	—	—
IFB Ser. 3157, Class SA, IO,
6.893s, 2036	212,395	40,104	—	—	—	—
IFB Ser. 3203, Class SH, IO,
6.883s, 2036 F	70,289	11,195	—	—	—	—
IFB Ser. 2835, Class AI, IO,
6.843s, 2034	47,102	7,950	—	—	—	—
IFB Ser. 2828, Class TI, IO,
6.793s, 2030	39,955	5,002	—	—	—	—
IFB Ser. 3249, Class SI, IO,
6.493s, 2036	69,699	11,029	—	—	—	—
IFB Ser. 3028, Class ES, IO,
6.493s, 2035 F	191,698	30,748	—	—	—	—
IFB Ser. 3316, Class SA, IO,
6.473s, 2037	58,886	8,359	1,451,229	206,009	—	—
IFB Ser. 3287, Class SE, IO,
6.443s, 2037	495,015	74,426	2,047,763	307,881	1,830,829	275,265
IFB Ser. 3123, Class LI, IO,
6.443s, 2036	104,183	18,353	—	—	—	—
IFB Ser. 3107, Class DC, IO,
6.443s, 2035 F	112,980	17,808	—	—	—	—
IFB Ser. 3256, Class S, IO,
6.433s, 2036	128,388	19,347	—	—	—	—
IFB Ser. 3031, Class BI, IO,
6.433s, 2035	55,553	9,990	312,211	56,147	313,322	56,346
IFB Ser. 3249, Class SM, IO,
6.393s, 2036	61,523	10,107	—	—	—	—
IFB Ser. 3240, Class SM, IO,
6.393s, 2036	58,341	8,521	1,244,106	181,714	961,611	140,453
IFB Ser. 3147, Class SD, IO,
6.393s, 2036	547,915	75,938	2,266,398	314,110	2,026,477	280,858
IFB Ser. 3398, Class SI, IO,
6.393s, 2036	—	—	2,189,124	288,351	1,860,830	245,109
IFB Ser. 3067, Class SI, IO,
6.393s, 2035	202,222	33,818	—	—	—	—
IFB Ser. 3128, Class JI, IO,
6.373s, 2036	164,407	24,890	—	—	—	—
IFB Ser. 3240, Class S, IO,
6.363s, 2036	195,743	31,331	—	—	—	—
IFB Ser. 3065, Class DI, IO,
6.363s, 2035	—	—	238,585	39,212	239,713	39,397
IFB Ser. 3145, Class GI, IO,
6.343s, 2036	144,275	22,032	—	—	—	—
IFB Ser. 3114, Class GI, IO,
6.343s, 2036	55,741	9,611	315,492	54,398	347,264	59,876
IFB Ser. 3114, Class IP, IO,
6.343s, 2036	74,706	11,110	—	—	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Freddie Mac
IFB Ser. 3153, Class QI, IO,
6.293s, 2036	$215,484	$46,116	$352,876	$75,519	$—	$—
IFB Ser. 3346, Class SC, IO,
6.293s, 2033	14,590,053	2,074,997	—	—	—	—
IFB Ser. 3346, Class SB, IO,
6.293s, 2033	—	—	—	—	1,254,809	177,543
IFB Ser. 3349, Class AS, IO,
6.243s, 2037	—	—	—	—	4,176,736	628,306
IFB Ser. 3171, Class PS, IO,
6.228s, 2036	106,263	14,368	1,028,135	139,016	869,019	117,502
IFB Ser. 3171, Class ST, IO,
6.228s, 2036 F	439,933	69,052	1,813,281	284,611	1,590,164	249,591
IFB Ser. 3152, Class SY, IO,
6.223s, 2036	102,366	18,063	—	—	—	—
IFB Ser. 3510, Class DI, IO,
6.223s, 2035	244,897	38,809	—	—	—	—
IFB Ser. 3181, Class PS, IO,
6.213s, 2036	74,342	11,177	—	—	—	—
IFB Ser. 3199, Class S, IO,
6.193s, 2036	51,667	8,103	—	—	—	—
IFB Ser. 3012, Class UI, IO,
6.163s, 2035	61,323	9,065	—	—	—	—
IFB Ser. 3240, Class GS, IO,
6.123s, 2036	126,710	19,466	—	—	—	—
IFB Ser. 3257, Class SI, IO,
6.063s, 2036	59,443	8,171	—	—	—	—
IFB Ser. 3225, Class EY, IO,
6.033s, 2036	1,691,345	232,881	—	—	—	—
IFB Ser. 3225, Class JY, IO,
6.033s, 2036	248,415	37,347	—	—	—	—
IFB Ser. 3339, Class TI, IO,
5.883s, 2037	148,685	21,626	—	—	—	—
IFB Ser. 3303, Class SD, IO,
5.833s, 2037	—	—	1,774,048	210,961	—	—
IFB Ser. 3012, Class IG, IO,
5.823s, 2035 F	259,530	40,909	—	—	—	—
IFB Ser. 3309, Class SG, IO,
5.813s, 2037 F	209,457	26,880	1,804,031	231,514	1,715,155	220,108
Ser. 3707, Class IK, IO,
5s, 2040	241,938	41,275	107,528	18,344	135,406	23,100
Ser. 3707, Class HI, IO,
4s, 2023	653,713	57,206	290,320	25,406	366,356	32,060
Ser. 3327, Class IF, IO,
zero %, 2037	45,861	488	98,274	1,046	80,516	857
Ser. 3391, PO, zero %, 2037	—	—	55,985	47,699	55,985	47,699
Ser. 3300, PO, zero %, 2037	—	—	—	—	268,337	243,088
Ser. 3206, Class EO, PO,
zero %, 2036	—	—	40,007	35,721	40,007	35,721
Ser. 1208, Class F, PO,
zero %, 2022	4,745	4,479	—	—	—	—
FRB Ser. 3349, Class DO,
zero %, 2037	—	—	14,967	14,859	12,617	12,526

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Freddie Mac
FRB Ser. 3326, Class XF,
zero %, 2037 F	$—	$—	$12,078	$12,044	$10,292	$10,263
FRB Ser. 3326, Class YF,
zero %, 2037 F	—	—	70,320	68,403	63,463	61,733
FRB Ser. 3263, Class TA,
zero %, 2037	—	—	34,619	34,444	28,045	27,904
FRB Ser. 3147, Class SF,
zero %, 2036	—	—	184,119	159,002	137,621	118,846
FRB Ser. 3117, Class AF,
zero %, 2036	—	—	38,466	31,266	—	—
FRB Ser. 3047, Class BD,
zero %, 2035	—	—	42,838	42,011	31,522	30,914
FRB Ser. 3326, Class WF,
zero %, 2035 F	57,913	55,129	115,624	110,066	120,686	114,884
FRB Ser. 3036, Class AS,
zero %, 2035	—	—	52,055	41,787	—	—
FRB Ser. 3003, Class XF,
zero %, 2035 F	55,043	53,976	195,952	192,154	189,071	185,407
FRB Ser. 2947, Class GF,
zero %, 2034	17,232	16,932	35,306	34,691	25,963	25,510

GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO,
0.159s, 2043	8,940,117	72,084	15,845,995	127,766	15,237,406	122,859
Ser. 05-C3, Class XC, IO,
0.105s, 2045	72,302,746	378,837	158,012,116	827,919	138,575,954	726,081
Ser. 07-C1, Class XC, IO,
0.069s, 2049	24,010,840	113,927	67,122,381	318,482	52,907,493	251,035

GMAC Commercial Mortgage
Securities, Inc.
Ser. 97-C1, Class X, IO,
1.355s, 2029	384,318	16,105	—	—	—	—
Ser. 05-C1, Class X1, IO,
0.436s, 2043	2,907,381	38,541	12,229,235	162,116	13,282,404	176,077

GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s,
2036	—	—	99,752	77,807	87,306	68,099
Ser. 06-C1, Class XC, IO,
0.139s, 2045	22,315,010	117,674	—	—	40,536,017	213,759

Government National
Mortgage Association
IFB Ser. 09-66, Class XS, IO,
6.543s, 2039	—	—	—	—	13,943,419	1,712,976
IFB Ser. 09-61, Class SA, IO,
6.443s, 2039	2,157,751	245,099	—	—	—	—
IFB Ser. 10-98, Class CS, IO,
6.443s, 2038	483,436	81,962	215,303	36,503	271,123	45,966
IFB Ser. 10-98, Class SA, IO,
6.443s, 2038	468,442	79,078	208,307	35,164	262,128	44,250
IFB Ser. 10-32, Class SP, IO,
6.443s, 2036	647,748	77,898	286,708	34,480	362,005	43,535

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Government National
Mortgage Association
IFB Ser. 10-113, Class AS,
IO, 6.4s, 2039	$469,000	$85,231	$208,000	$37,800	$263,000	$47,795
IFB Ser. 10-85, Class SA, IO,
6.393s, 2040	202,823	32,616	—	—	114,211	18,366
IFB Ser. 10-85, Class AS, IO,
6.393s, 2039	662,699	103,633	295,085	46,145	371,588	58,109
IFB Ser. 10-85, Class SD, IO,
6.393s, 2038	443,405	68,063	197,400	30,301	247,990	38,066
IFB Ser. 10-98, Class QS, IO,
6.343s, 2040	628,063	98,260	279,139	43,671	351,915	55,057
IFB Ser. 10-98, Class YS, IO,
6.343s, 2039	648,993	100,523	288,109	44,625	363,875	56,361
IFB Ser. 10-47, Class HS, IO,
6.343s, 2039	301,341	48,019	133,929	21,342	169,381	26,991
IFB Ser. 06-34, Class PS, IO,
6.333s, 2036	—	—	49,051	6,634	—	—
IFB Ser. 10-61, Class SC, IO,
6.293s, 2040	6,551,011	928,868	5,086,513	721,217	6,175,357	875,604
IFB Ser. 10-47, Class XN, IO,
6.293s, 2034	312,229	24,822	2,127,433	169,131	2,233,505	177,564
IFB Ser. 10-53, Class SA, IO,
6.243s, 2039 F	631,042	78,939	280,135	35,043	353,855	44,265
IFB Ser. 10-2, Class SA, IO,
6.243s, 2037	708,524	91,088	315,114	40,511	397,276	51,074
IFB Ser. 10-14, Class SX, IO,
6.193s, 2040	457,811	60,967	—	—	—	—
IFB Ser. 07-35, Class KY, IO,
6.193s, 2037	—	—	58,799	6,644	—	—
IFB Ser. 09-35, Class SP, IO,
6.143s, 2037	706,979	81,246	1,954,048	224,559	2,198,933	252,701
IFB Ser. 09-87, Class SN, IO,
5.993s, 2035	759,175	70,360	—	—	—	—
IFB Ser. 09-58, Class BS, IO,
5.943s, 2039	413,444	45,512	—	—	—	—
IFB Ser. 09-122, Class WS,
IO, 5.893s, 2039	3,597,716	350,993	—	—	—	—
IFB Ser. 09-58, Class SD, IO,
5.843s, 2039	1,093,472	107,127	—	—	—	—
IFB Ser. 09-87, Class TS, IO,
5.843s, 2035	586,219	70,211	—	—	—	—
Ser. 06-36, Class OD, PO,
zero %, 2036	—	—	28,932	27,239	21,299	20,053
Ser. 99-31, Class MP, PO,
zero %, 2029	7,212	6,628	34,071	31,313	17,036	15,657
FRB Ser. 07-73, Class KI, IO,
zero %, 2037 F	—	—	2,049,070	13,394	784,967	5,131
FRB Ser. 07-73, Class KM,
zero %, 2037	—	—	204,761	187,079	78,642	71,851
FRB Ser. 07-35, Class UF,
zero %, 2037	17,993	17,558	37,472	36,565	30,869	30,122

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Greenwich Capital Commercial
Funding Corp.
Ser. 05-GG5, Class A2,
5.117s, 2037	$59,327	$59,998	$—	$—	$835,815	$845,260
Ser. 05-GG5, Class XC, IO,
0.182s, 2037	12,213,749	32,662	38,904,065	104,037	39,010,740	104,323

Greenwich Capital Commercial
Funding Corp. 144A
Ser. 05-GG3, Class XC, IO,
0.462s, 2042	8,448,072	135,045	23,349,388	373,247	19,968,097	319,196

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
6.002s, 2045	805,185	873,101	2,710,357	2,938,972	2,301,310	2,495,422
Ser. 06-GG6, Class A2,
5.506s, 2038	401,646	406,361	537,615	543,926	—	—

GS Mortgage Securities Corp.
II 144A
Ser. 98-C1, Class F, 6s, 2030	—	—	249,228	250,474	251,008	252,263
FRB Ser. 07-EOP, Class J,
1.107s, 2020	130,000	112,535	383,000	331,544	240,000	207,756
Ser. 03-C1, Class X1, IO,
1.007s, 2040	5,014,647	78,853	4,123,782	64,844	5,942,989	93,451
Ser. 04-C1, Class X1, IO,
0.896s, 2028	1,393,763	770	1,898,860	1,050	1,898,860	1,050
Ser. 06-GG6, Class XC, IO,
0.11s, 2038	3,276,352	6,145	32,784,176	61,490	23,687,370	44,428

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4,
8 1/2s, 2035	9,825	9,537	—	—	—	—
Ser. 05-RP3, Class 1A3, 8s,
2035	33,851	31,143	—	—	—	—
Ser. 05-RP3, Class 1A2,
7 1/2s, 2035	25,509	23,851	—	—	—	—

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3,
8s, 2035	29,994	27,895	—	—	—	—
Ser. 05-RP2, Class 1A2,
7 1/2s, 2035	33,897	31,864	—	—	—	—
Ser. 05-RP1, Class 1A2,
7 1/2s, 2035	76,046	74,145	—	—	—	—
IFB Ser. 04-4, Class 1AS, IO,
5.54s, 2034	1,215,613	154,991	—	—	—	—
FRB Ser. 04-4, Class 1AF,
0.656s, 2034	77,764	66,100	—	—	—	—

HVB Mortgage Capital Corp.
Ser. 03-FL1A, Class K,
3.107s, 2022	118,000	100,300	—	—	—	—

IMPAC Secured Assets Corp.
FRB Ser. 07-2, Class 1A1A,
0.366s, 2037	442,570	241,201	1,851,277	1,008,946	1,812,967	988,067

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

IndyMac Indx Mortgage
Loan Trust
FRB Ser. 06-AR3, Class 2A1A,
5.619s, 2036	$—	$—	$—	$—	$1,122,983	$614,833
FRB Ser. 06-AR25, Class 5A1,
5.59s, 2036	628,921	371,314	423,612	250,100	398,273	235,140
FRB Ser. 07-AR15, Class 1A1,
5.554s, 2037	2,001,153	1,285,741	1,424,257	915,085	1,340,816	861,474

JPMorgan Alternative Loan
Trust FRB Ser. 06-A1,
Class 5A1, 5.884s, 2036	1,308,492	1,020,624	924,728	721,288	858,716	669,798

JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 97-C5, Class F,
7.561s, 2029	51,636	54,807	164,590	174,698	164,590	174,698
FRB Ser. 07-LD12, Class A3,
6.188s, 2051	1,355,000	1,439,877	5,191,000	5,516,164	—	—
FRB Ser. 07-LD11, Class A3,
6.006s, 2049	10,000	10,557	—	—	—	—
Ser. 07-CB20, Class A3,
5.863s, 2051	21,000	22,610	—	—	—	—
Ser. 07-C1, Class ASB,
5.857s, 2051	1,610,000	1,739,267	—	—	1,387,000	1,498,362
Ser. 07-LD12, Class A2,
5.827s, 2051	404,000	422,871	—	—	—	—
Ser. 07-C1, Class A4,
5.716s, 2051	711,000	745,697	449,000	470,912	—	—
Ser. 06-LDP8, Class A2,
5.289s, 2045	170,329	178,977	—	—	—	—
Ser. 05-LDP2, Class AM,
4.78s, 2042	20,000	20,011	—	—	400,000	400,226
Ser. 06-LDP8, Class X, IO,
0.758s, 2045	2,864,539	75,109	15,116,327	396,355	12,747,197	334,235
Ser. 06-CB17, Class X, IO,
0.697s, 2043	2,388,851	61,618	13,049,749	336,604	14,002,931	361,190
Ser. 06-LDP9, Class X, IO,
0.636s, 2047	3,165,635	66,352	5,520,750	115,715	5,174,784	108,464
Ser. 08-C2, Class X, IO,
0.6s, 2051	69,407,165	1,580,096	—	—	—	—
Ser. 07-LDPX, Class X, IO,
0.519s, 2049	4,770,126	65,706	20,122,767	277,181	15,949,771	219,700
Ser. 06-CB16, Class X1, IO,
0.142s, 2045	3,239,234	41,760	14,985,723	193,196	12,528,743	161,521

JPMorgan Chase Commercial
Mortgage Securities Corp. 144A
Ser. 00-C9, Class G,
6 1/4s, 2032	32,965	33,267	208,203	210,108	225,553	227,617
Ser. 03-ML1A, Class X1, IO,
1.502s, 2039	600,005	15,810	—	—	—	—
Ser. 05-LDP2, Class X1, IO,
0.303s, 2042	18,022,021	284,233	44,103,729	695,578	—	—

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

JPMorgan Chase Commercial
Mortgage Securities Corp. 144A
Ser. 05-CB12, Class X1, IO,
0.194s, 2037	$3,990,433	$34,362	$11,422,072	$98,355	$10,979,921	$94,548
Ser. 07-CB20, Class X1, IO,
0.189s, 2051	7,057,731	69,920	39,703,697	393,341	32,153,866	318,545
Ser. 06-LDP6, Class X1, IO,
0.083s, 2043	—	—	22,864,202	88,850	16,484,909	64,060

Key Commercial Mortgage
Ser. 07-SL1, Class A2,
5.739s, 2040	1,091,000	1,030,995	—	—	—	—
Ser. 07-SL1, Class A1,
5.476s, 2040	489,693	503,159	—	—	—	—

LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F,
6.41s, 2031	—	—	149,428	137,414	136,004	125,069
Ser. 99-C1, Class G,
6.41s, 2031	—	—	159,961	131,949	145,590	120,095
Ser. 98-C4, Class G,
5.6s, 2035	—	—	132,000	136,567	127,000	131,394
Ser. 98-C4, Class H,
5.6s, 2035	—	—	223,000	220,481	215,000	212,572

LB-UBS Commercial
Mortgage Trust
Ser. 07-C6, Class A2,
5.845s, 2012	3,730,470	3,906,393	—	—	—	—
Ser. 07-C7, Class A2,
5.588s, 2045	550,000	575,304	—	—	944,000	987,431
Ser. 07-C2, Class A3,
5.43s, 2040	1,242,000	1,299,168	783,000	819,041	543,000	567,994
Ser. 06-C7, Class A2,
5.3s, 2038	173,000	178,218	—	—	—	—
Ser. 07-C2, Class XW, IO,
0.756s, 2040	1,157,344	28,300	4,505,025	110,160	3,546,447	86,721
Ser. 06-C6, Class XCL, IO,
0.181s, 2039	41,208,841	739,983	57,520,327	1,032,887	52,184,409	937,070

LB-UBS Commercial
Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO,
0.949s, 2037	1,051,237	18,560	4,855,856	85,731	4,058,633	71,656
Ser. 06-C7, Class XW, IO,
0.91s, 2038	1,756,703	49,294	9,388,763	263,452	10,094,397	283,252
Ser. 05-C3, Class XCL, IO,
0.35s, 2040	4,455,175	82,693	23,891,219	443,447	22,055,395	409,372
Ser. 05-C2, Class XCL, IO,
0.285s, 2040	13,154,238	104,382	26,278,656	208,526	34,851,235	276,552
Ser. 05-C5, Class XCL, IO,
0.266s, 2020	12,884,647	171,060	31,709,158	420,980	29,751,220	394,986
Ser. 05-C7, Class XCL, IO,
0.203s, 2040	11,358,304	80,371	29,497,766	208,726	29,576,930	209,286

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

LB-UBS Commercial
Mortgage Trust 144A
Ser. 06-C7, Class XCL, IO,
0.181s, 2038	$3,308,702	$54,519	$16,224,649	$267,340	$15,197,199	$250,410
Ser. 06-C1, Class XCL, IO,
0.174s, 2041	9,616,118	98,644	—	—	27,999,661	287,226
Ser. 07-C2, Class XCL, IO,
0.17s, 2040	9,941,213	131,215	38,713,257	510,980	30,473,789	402,227

MASTR Reperforming Loan
Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s,
2035	56,452	53,347	—	—	—	—
Ser. 05-1, Class 1A4, 7 1/2s,
2034	43,651	41,250	—	—	—	—

Merit Securities Corp. 144A
FRB Ser. 11PA, Class 3A1,
0.876s, 2027	214,175	173,355	307,647	249,011	253,183	204,928

Merrill Lynch/Countrywide
Commercial Mortgage Trust
144A Ser. 06-4, Class XC, IO,
0.208s, 2049	15,980,456	183,702	46,769,722	537,637	39,999,672	459,812

Merrill Lynch Floating Trust
144A FRB Ser. 06-1,
Class TM, 0.757s, 2022	554,794	485,444	491,817	430,340	579,784	507,311

Merrill Lynch Mortgage
Investors, Inc.
FRB Ser. 98-C3, Class E,
7.071s, 2030	—	—	137,000	144,650	127,000	134,091
FRB Ser. 05-A9, Class 3A1,
4.081s, 2035	312,248	249,200	906,847	723,741	986,016	786,924
Ser. 96-C2, Class JS, IO,
2.285s, 2028	216,073	11,106	127,435	6,550	48,622	2,499

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3,
6.02s, 2050	219,000	233,477	981,000	1,045,850	771,000	821,967
FRB Ser. 07-C1, Class A2,
5.916s, 2050	248,000	259,280	—	—	—	—
Ser. 05-MCP1, Class XC, IO,
0.225s, 2043	3,652,192	45,786	12,361,817	154,975	11,890,489	149,066

Merrill Lynch Mortgage
Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.356s, 2039	2,248,047	51,835	6,134,563	141,450	7,260,452	167,411
Ser. 05-LC1, Class X, IO,
0.223s, 2044	2,280,634	11,031	6,876,280	33,258	7,567,436	36,601

Merrill Lynch/Countrywide
Commercial Mortgage Trust
FRB Ser. 07-8, Class A3,
6.163s, 2049	151,000	163,268	—	—	—	—
FRB Ser. 07-8, Class A2,
6.126s, 2049	257,000	277,837	1,160,000	1,254,048	905,000	978,374

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Merrill Lynch/Countrywide
Commercial Mortgage Trust
Ser. 06-1, Class A2,
5.439s, 2039	$350,088	$352,758	$—	$—	$—	$—
Ser. 07-6, Class A2,
5.331s, 2051	1,436,000	1,480,013	—	—	—	—
Ser. 2006-3, Class A2,
5.291s, 2046	429,000	437,456	—	—	—	—

Mezz Cap Commercial Mortgage
Trust 144A Ser. 07-C5, Class X,
IO, 4.654s, 2017	—	—	600,364	48,029	504,641	40,371

Mezz Cap Commercial Mortgage
Trust 144A
Ser. 06-C4, Class X, IO,
5.567s, 2045	887,012	88,701	2,221,463	222,146	2,285,257	228,526
Ser. 05-C3, Class X, IO,
5.004s, 2044	384,405	30,752	608,177	48,654	609,105	48,728

Morgan Stanley Capital I
Ser. 98-CF1, Class D,
7.35s, 2032	19,254	19,551	—	—	—	—
FRB Ser. 07-IQ15, Class A2,
6.035s, 2049	—	—	—	—	812,000	857,057
FRB Ser. 06-T23, Class A2,
5.912s, 2041	1,306,000	1,402,526	1,575,000	1,691,408	1,797,000	1,929,816

Morgan Stanley Capital I 144A
Ser. 07-HQ13, Class X1, IO,
0.797s, 2044	4,520,986	89,018	20,651,778	406,634	—	—
Ser. 05-HQ5, Class X1, IO,
0.135s, 2042	2,717,920	15,275	7,451,971	41,880	5,865,915	32,966

Morgan Stanley Re-REMIC Trust
144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	1,333,143	1,379,803	561,714	581,374	—	—

Mortgage Capital
Funding, Inc. Ser. 97-MC2,
Class X, IO, 2.009s, 2012	539	8	149	2	—	—

Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT,
7.402s, 2035	28,015	27,034	—	—	—	—

PNC Mortgage Acceptance
Corp. 144A
Ser. 99-CM1, Class B3,
7.1s, 2032	—	—	—	—	329,282	329,282
Ser. 00-C1, Class J,
6 5/8s, 2033 F	—	—	118,000	1,180	189,000	1,890

Salomon Brothers Mortgage
Securities VII 144A
Ser. 02-KEY2, Class X1, IO,
2.154s, 2036	2,349,177	62,018	8,718,755	230,175	7,637,593	201,632

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Structured Adjustable Rate
Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2,
6 1/4s, 2037	$614,711	$433,371	$3,050,712	$2,150,752	$2,718,164	$1,916,305
FRB Ser. 06-9, Class 1A1,
5.402s, 2036	1,053,187	633,682	449,712	270,583	—	—
FRB Ser. 05-18, Class 6A1,
2.84s, 2035	67,268	52,806	—	—	—	—

Structured Asset
Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
5.982s, 2037	1,505,251	233,260	—	—	—	—
Ser. 07-4, Class 1A4, IO,
1s, 2037	1,505,251	48,611	—	—	—	—

Vericrest Opportunity Loan
Transferee 144A
Ser. 10-NPL1, Class M,
6s, 2039	1,155,000	1,143,450	1,777,000	1,759,230	1,546,000	1,530,540

Wachovia Bank Commercial
Mortgage Trust
FRB Ser. 07-C33, Class A3,
6.102s, 2051	406,000	432,284	—	—	—	—
FRB Ser. 07-C33, Class A2,
6.057s, 2051	13,000	13,578	—	—	—	—
FRB Ser. 07-C32, Class A2,
5.928s, 2049	1,031,000	1,073,131	512,000	532,923	1,564,000	1,627,912
Ser. 06-C27, Class A2,
5.624s, 2045	347,810	357,064	150,276	154,275	118,142	121,285
Ser. 07-C31, Class A2,
5.421s, 2047	—	—	1,781,000	1,850,700	—	—
Ser. 07-C30, Class APB,
5.294s, 2043	709,000	728,886	752,000	773,092	968,000	995,151
Ser. 06-C29, IO, 0.53s, 2048	17,866,962	333,319	46,969,396	876,242	—	—
Ser. 07-C34, IO, 0.523s, 2046	4,714,880	83,972	10,571,769	188,283	8,712,408	155,168

Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L,
3.557s, 2018	—	—	164,000	98,400	156,000	93,600
Ser. 03-C3, Class IOI, IO,
1.295s, 2035	431,081	8,547	3,238,909	64,215	3,242,005	64,276
Ser. 07-C31, IO, 0.435s, 2047	9,146,371	108,202	35,616,542	421,344	28,035,766	331,663
Ser. 05-C18, Class XC, IO,
0.175s, 2042	11,392,485	104,127	19,439,752	177,679	22,446,857	205,164
Ser. 06-C27, Class XC, IO,
0.156s, 2045	3,594,305	28,072	16,627,335	129,859	13,901,014	108,567
Ser. 06-C23, Class XC, IO,
0.087s, 2045	4,444,931	22,669	29,297,453	149,417	32,159,692	164,014
Ser. 06-C26, Class XC, IO,
0.073s, 2045	17,261,429	45,225	13,749,422	36,023	8,515,125	22,310

MORTGAGE-BACKED
SECURITIES* cont.	Growth 4.6%		Balanced 5.8%		Conservative 7.6%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

WAMU Commercial Mortgage
Securities Trust 144A
Ser. 05-C1A, Class G,
5.72s, 2014	$—	$—	$46,000	$14,720	$44,000	$14,080
Ser. 07-SL2, Class A1,
5.422s, 2049	1,632,979	1,407,644	—	—	—	—
Ser. 06-SL1, Class X, IO,
0.943s, 2043	412,190	12,407	2,204,715	66,362	2,370,319	71,347
Ser. 07-SL2, Class X, IO,
0.851s, 2049	1,253,108	33,333	5,332,049	141,833	4,223,809	112,353

Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class F, 5.3s, 2014	107,000	74,467	—	—	—	—

Total mortgage-backed securities
(cost $71,243,263, $69,291,826
and $70,605,739)		$76,632,438		$78,241,995		$80,245,686

ASSET-BACKED SECURITIES*	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
0.406s, 2036	$107,000	$55,284	$475,000	$245,420	$377,000	$194,786
FRB Ser. 06-HE3, Class A2C,
0.406s, 2036	119,000	58,935	549,000	271,892	436,000	215,928

Ace Securities Corp. 144A
Ser. 03-MH1, Class M2,
6 1/2s, 2030	366,357	386,506	176,665	186,382	—	—

Ameriquest Mortgage
Securities, Inc.
FRB Ser. 04-R10, Class A5,
0.646s, 2034	50	47	—	—	—	—
FRB Ser. 04-R11, Class A2,
0.626s, 2034	5,189	4,813	—	—	—	—

Asset Backed Securities Corp.
Home Equity Loan Trust
FRB Ser. 04-HE7, Class A2,
0.636s, 2034	126	101	—	—	—	—
FRB Ser. 04-HE6, Class A2,
0.616s, 2034	77,763	57,595	275,390	203,967	264,196	195,676
FRB Ser. 06-HE4, Class A5,
0.416s, 2036	99,605	61,268	456,789	280,976	366,700	225,561

BankAmerica Manufactured
Housing Contract Trust
Ser. 97-2, Class M, 6.9s,
2028	778,000	1,135,880	370,000	540,200	—	—

Bay View Auto Trust
Ser. 05-LJ2, Class D,
5.27s, 2014	62,000	62,230	139,000	139,516	134,000	134,497
Ser. 05-LJ2, Class C,
4.92s, 2014	45,898	45,987	21,113	21,154	20,654	20,694

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Bayview Financial
Acquisition Trust
Ser. 04-B, Class A1, 1.26s, 2039	$—	$—	$681,317	$241,868	$894,691	$317,615
FRB Ser. 04-D, Class A,
0.841s, 2044	39,809	36,524	130,121	119,385	127,031	116,550

Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 05-3, Class A1,
0.706s, 2035	46,196	42,105	—	—	—	—
FRB Ser. 03-ABF1, Class A,
0.626s, 2034	12,982	9,848	—	—	—	—

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	3,062,341	2,189,574	1,904,271	1,361,554	369,526	264,211

Chase Funding Loan
Acquisition Trust FRB
Ser. 04-AQ1, Class A2,
0.656s, 2034	58,702	51,642	—	—	—	—

Citigroup Mortgage Loan
Trust, Inc. Ser. 03-HE3,
Class A, 0.644s, 2033	425,581	368,614	—	—	—	—

Citigroup Mortgage Loan
Trust, Inc. 144A FRB
Ser. 03-HE4, Class A,
0.666s, 2033	126,395	104,098	—	—	—	—

Conseco Finance
Securitizations Corp.
Ser. 00-5, Class A7,
8.2s, 2032	—	—	1,149,555	1,023,104	762,946	679,022
Ser. 00-5, Class A6,
7.96s, 2032	375,761	319,396	1,485,407	1,262,596	1,360,606	1,156,515
Ser. 02-1, Class M1F,
7.954s, 2033	—	—	510,000	545,181	676,000	722,632
Ser. 02-2, Class M1,
7.424s, 2033	83,000	77,577	216,000	201,887	154,000	143,938
Ser. 01-1, Class A5,
6.99s, 2031	904,096	931,219	3,606,262	3,714,449	3,214,002	3,310,422
FRB Ser. 02-1, Class M1A,
2.309s, 2033	725,000	597,025	1,996,000	1,643,673	1,264,000	1,040,883

Countrywide Asset
Backed Certificates
FRB Ser. 04-6, Class 2A5,
0.646s, 2034	29,338	26,149	262,536	234,000	219,980	196,069
FRB Ser. 04-5, Class 4A3,
0.576s, 2034	25,636	23,550	90,299	82,952	86,932	79,859

Credit-Based Asset Servicing
and Securitization FRB
Ser. 02-CB2, Class A2,
1.356s, 2032	24,282	20,128	—	—	—	—

Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038 F	—	—	344,698	103,399	318,261	95,469

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4,
0.586s, 2036	$231,000	$131,923	$1,045,000	$596,796	$816,000	$466,015
FRB Ser. 06-2, Class 2A3,
0.426s, 2036	392,000	228,509	1,688,000	983,986	1,342,000	782,292

GE Business Loan Trust 144A
Ser. 04-2, Class D, 3.007s, 2032	—	—	99,675	19,935	122,589	24,518
Ser. 04-2, Class C, 1.107s, 2032	—	—	74,470	8,192	122,589	13,485

Green Tree Financial Corp.
Ser. 94-4, Class B2,
8.6s, 2019	1,145,219	604,277	514,365	271,406	—	—
Ser. 96-8, Class A7,
8.05s, 2027	10,128	10,512	—	—	—	—
Ser. 96-5, Class M1,
8.05s, 2027	—	—	238,206	212,004	322,794	287,286
Ser. 96-6, Class M1,
7.95s, 2027	2,582,000	2,607,820	1,222,000	1,234,220	1,077,000	1,087,770
Ser. 99-5, Class A5,
7.86s, 2029	583,473	533,878	2,253,038	2,061,529	1,840,746	1,684,282
Ser. 96-2, Class M1,
7.6s, 2026	1,460,000	1,387,000	691,000	656,450	609,000	578,550
Ser. 97-6, Class A9,
7.55s, 2029	52,150	53,848	—	—	97,389	100,559
Ser. 97-3, Class A6,
7.32s, 2028	1,490	1,593	—	—	—	—
Ser. 96-10, Class A6,
7.3s, 2028	8,660	8,885	—	—	—	—
Ser. 95-8, Class M1,
7.3s, 2026	33,281	34,035	—	—	—	—
Ser. 96-10, Class M1,
7.24s, 2028	—	—	449,000	457,980	625,000	637,500
Ser. 97-6, Class M1,
7.21s, 2029	293,000	259,488	688,000	609,310	946,000	837,801
Ser. 96-2, Class A4,
7.2s, 2027	61,097	61,541	—	—	—	—
Ser. 97-3, Class A5,
7.14s, 2028	17,237	18,344	—	—	—	—
Ser. 95-10, Class B1,
7.05s, 2027	311,648	305,259	—	—	—	—
Ser. 93-4, Class A5,
7.05s, 2019	4,143	4,259	—	—	—	—
Ser. 93-3, Class B,
6.85s, 2018	106,199	96,377	49,611	45,022	—	—
Ser. 99-3, Class A7,
6.74s, 2031	71,843	72,203	97,787	98,276	100,448	100,950
Ser. 99-2, Class A7,
6.44s, 2030	—	—	400,149	399,917	557,680	557,357
Ser. 98-7, Class M1,
6.4s, 2030	118,000	81,025	218,000	149,691	136,000	93,385
Ser. 99-1, Class A6,
6.37s, 2025	198,407	200,392	280,426	283,231	174,974	176,723
Ser. 98-2, Class A5,
6.24s, 2016	8,088	8,170	—	—	—	—

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Greenpoint Manufactured
Housing Ser. 00-3, Class IA,
8.45s, 2031	$3,576,098	$3,343,652	$3,399,885	$3,178,892	$1,307,317	$1,222,342

High Income Trust Securities
144A FRB Ser. 03-1A,
Class A, 0.911s, 2036	—	—	336,598	134,639	306,311	122,525

Home Equity Asset Trust
FRB Ser. 04-7, Class A3,
0.646s, 2035	309	257	—	—	—	—
FRB Ser. 06-1, Class 2A4,
0.586s, 2036	117,000	97,277	527,000	438,160	415,000	345,041

JPMorgan Mortgage
Acquisition Corp. FRB
Ser. 06-FRE1, Class A4,
0.546s, 2035	100,000	62,778	443,000	278,106	347,000	217,839

Lehman ABS Manufactured
Housing Contract Ser. 01-B,
Class A5, 5.873s, 2022	47,362	48,902	—	—	—	—

Lehman XS Trust FRB
Ser. 07-6, Class 2A1,
0.466s, 2037	871,893	284,159	4,052,276	1,320,677	3,130,710	1,020,330

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4,
0.876s, 2035	—	—	240,000	156,757	216,000	141,082
FRB Ser. 06-4, Class 2A4,
0.516s, 2036	111,000	42,024	503,000	190,434	394,000	149,167

Madison Avenue Manufactured
Housing Contract FRB Ser. 02-A,
Class M2, 2.506s, 2032	507,000	471,510	—	—	—	—

Marriott Vacation Club Owner
Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	—	—	15,232	8,554	16,361	9,187
Ser. 04-2A, Class D,
5.389s, 2026	—	—	9,692	5,286	9,506	5,184
Ser. 04-1A, Class C,
5.265s, 2026	—	—	26,290	22,307	24,412	20,713
FRB Ser. 02-1A, Class A1,
0.957s, 2024	5,331	5,110	22,589	21,656	22,220	21,302

MASTR Asset Backed
Securities Trust
FRB Ser. 04-OPT2, Class A2,
0.606s, 2034	17,045	14,026	—	—	—	—
FRB Ser. 06-FRE2, Class A4,
0.406s, 2036	55,557	28,527	250,966	128,865	197,324	101,321
FRB Ser. 04-HE1, Class A1,
0.656s, 2034	27	27	—	—	—	—

Merrill Lynch Mortgage
Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	2,150	25	6,381	75	5,895	69
FRB Ser. 04-HE2, Class A1A,
0.656s, 2035	2,998	2,709	—	—	—	—

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Mid-State Trust Ser. 11,
Class B, 8.221s, 2038	$61,372	$59,315	$163,821	$158,330	$126,611	$122,367

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5,
0.936s, 2035	—	—	101,721	56,783	91,549	51,104
FRB Ser. 05-HE1, Class M3,
0.776s, 2034	—	—	150,000	124,457	135,000	112,012
FRB Ser. 04-HE8, Class A4,
0.636s, 2034	6,211	4,948	—	—	—	—

New Century Home Equity Loan
Trust Ser. 03-5, Class AI7,
5.15s, 2033	67,541	67,712	229,500	230,081	201,243	201,753

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C,
0.416s, 2036	122,789	60,861	556,997	276,079	434,209	215,218
FRB Ser. 06-2, Class A2C,
0.406s, 2036	138,000	85,194	626,000	386,458	488,000	301,265

Oakwood Mortgage
Investors, Inc.
Ser. 00-A, Class A3,
7.945s, 2022	58,047	40,799	225,822	158,723	220,954	155,301
Ser. 95-B, Class B1,
7.55s, 2021	—	—	112,977	84,427	163,053	121,849
Ser. 98-A, Class M,
6.825s, 2028	454,000	435,294	219,000	209,977	—	—
Ser. 01-E, Class A4,
6.81s, 2031	516,311	441,446	680,750	582,041	737,188	630,296
Ser. 99-B, Class A3,
6.45s, 2017	99,715	90,741	211,014	192,023	195,342	177,761
Ser. 99-A, Class A3,
6.09s, 2029	128,189	129,583	—	—	—	—
Ser. 02-C, Class A1,
5.41s, 2032	297,057	286,660	651,893	629,076	603,254	582,140
Ser. 01-D, Class A2,
5.26s, 2019	43,154	30,316	—	—	263,797	185,317
Ser. 02-B, Class A2,
5.19s, 2019	—	—	—	—	794,167	715,994
Ser. 02-A, Class A2,
5.01s, 2020	153,491	137,749	—	—	76,746	68,874

Oakwood Mortgage
Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	—	—	60,430	58,315	79,981	77,182

Origen Manufactured Housing
Ser. 04-B, Class A3, 4 3/4s, 2021	42,612	43,016	—	—	—	—

Ownit Mortgage Loan
Asset-Backed Certificates
FRB Ser. 06-7, Class A2A,
0.326s, 2037	109,027	100,502	—	—	—	—

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4,
1.086s, 2036	—	—	97,000	35,536	88,000	32,239

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Popular ABS Mortgage Pass-
Through Trust FRB Ser. 04-4,
Class AV1, 0.596s, 2034	$3,425	$2,802	$—	$—	$—	$—

Renaissance Home Equity Loan
Trust FRB Ser. 04-3,
Class AV1, 0.676s, 2034	105,294	84,555	—	—	—	—

Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-NC3, Class A2,
0.446s, 2036	96,411	74,438	446,866	345,021	355,275	274,305
FRB Ser. 07-RZ1, Class A2,
0.416s, 2037	207,000	113,299	840,000	459,764	667,000	365,075

Residential Asset
Securities Corp. FRB
Ser. 06-EMX3, Class A2,
0.436s, 2036	571,960	428,970	—	—	—	—

Saxon Asset Securities Trust
FRB Ser. 04-3, Class A,
0.596s, 2034	20,877	18,639	—	—	—	—

Securitized Asset Backed
Receivables, LLC
FRB Ser. 05-HE1, Class M2,
0.906s, 2035	—	—	93,147	346	83,832	311
FRB Ser. 07-NC2, Class A2B,
0.396s, 2037	171,000	81,233	789,000	374,811	628,000	298,328
FRB Ser. 07-BR5, Class A2A,
0.386s, 2037	84,824	61,031	844,942	607,936	300,351	216,102
FRB Ser. 07-BR4, Class A2A,
0.346s, 2037	107,872	75,780	714,201	501,726	267,207	187,713

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D,
0.466s, 2036	234,000	85,069	1,061,000	385,719	832,000	302,468

Soundview Home Equity
Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
0.426s, 2036	111,000	87,611	—	—	394,000	310,979
FRB Ser. 06-3, Class A3,
0.416s, 2036	552,267	309,412	2,377,478	1,331,999	1,890,128	1,058,957

Structured Asset Investment
Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.516s, 2036	111,000	16,234	503,000	73,564	394,000	57,623

TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038	—	—	349,000	41,880	299,000	35,880

TIAA Real Estate CDO, Ltd.
144A FRB Ser. 02-1A,
Class III, 7.6s, 2037	100,000	94,000	384,000	360,960	278,000	261,320

UCFC Mfd. Hsg. Contract
Ser. 97-4, Class A4,
6.995s, 2029	310,288	322,699	—	—	—	—

ASSET-BACKED SECURITIES* cont.	Growth 1.3%		Balanced 2.6%		Conservative 2.7%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

WAMU Asset-Backed
Certificates FRB
Ser. 07-HE2, Class 2A1,
0.366s, 2037	$215,681	$146,663	$1,268,244	$862,406	$2,105,988	$1,432,072

Wells Fargo Home Equity Trust
FRB Ser. 07-1, Class A3,
0.576s, 2037	—	—	222,000	76,313	174,000	59,813

Total asset-backed securities
(cost $22,528,318, $44,390,832
and $36,457,888)		$21,792,987		$35,000,659	$28,526,520

INVESTMENT COMPANIES*	Growth 0.8%		Balanced 1.1%		Conservative 0.7%

	Shares	Value	Shares	Value	Shares	Value
Ares Capital Corp.	6,454	$101,005	4,220	$66,043	2,043	$31,973

BlackRock Kelso Capital Corp.	19,168	220,432	12,495	143,693	6,086	69,989

Financial Select Sector SPDR
Fund SG SB SC	247,200	3,547,320	186,100	2,670,535	103,700	1,488,095

Harris & Harris Group, Inc. †	66,600	284,382	54,600	233,142	31,800	135,786

iPath MSCI India Index ETN SG	12,400	939,424	—	—	—	—

iShares MSCI EAFE Index Fund	18,481	1,014,977	8,900	488,788	3,600	197,712

iShares Russell 2000 Growth
Index Fund SG SB SC	6,713	501,730	4,602	343,953	5,129	383,341

iShares Russell 2000 Value
Index Fund	10,886	673,843	7,217	446,732	5,445	337,046

MCG Capital Corp.	88,931	519,357	59,300	346,312	27,814	162,434

NGP Capital Resources Co.	24,775	224,462	16,357	148,194	7,703	69,789

SPDR S&P 500 ETF Trust	46,681	5,327,236	87,416	9,975,914	36,462	4,161,043

Total investment companies
(cost $11,806,283, $13,871,154
and $6,063,012)		$13,354,168		$14,863,306		$7,037,208

PURCHASED OPTIONS
OUTSTANDING*		Growth 0.8%		Balanced 0.9%		Conservative 1.3%
	Expiration date/	Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.50% versus the three
month USD-LIBOR-BBA maturing
November 17, 2040.	Nov-10/3.50	—	$—	7,811,500	$362,141	14,355,200	$665,507

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 3.50%
versus the three month
USD-LIBOR-BBA maturing
November 17, 2040.	Nov-10/3.50	—	—	7,811,500	138,810	14,355,200	255,092

PURCHASED OPTIONS
OUTSTANDING* cont.		Growth 0.8%		Balanced 0.9%		Conservative 1.3%
Expiration date/		Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate
swap with Barclays Bank PLC
for the right to receive a
fixed rate of 3.74% versus
the three month
USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	—	$—	6,433,000	$656,745	—	$—

Option on an interest rate
swap with Barclays Bank PLC
for the right to pay a fixed
rate of 3.74% versus the
three month USD-LIBOR-BBA
maturing November 10, 2020.	Nov-10/3.74	—	—	6,433,000	129	—	—

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 4.04% versus the three
month USD-LIBOR-BBA maturing
September 11, 2025.	Sep-15/4.04	15,352,800	1,115,381	21,562,300	1,566,501	20,461,100	1,486,499

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 4.04%
versus the three month
USD-LIBOR-BBA maturing
September 11, 2025.	Sep-15/4.04	15,352,800	1,027,256	21,562,300	1,442,733	20,461,100	1,369,052

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 4.375% versus the three
month USD-LIBOR-BBA maturing
August 10, 2045.	Aug-15/4.375	1,200,900	214,673	2,918,500	521,711	2,523,300	451,065

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate
of 4.375% versus the three
month USD-LIBOR-BBA maturing
August 10, 2045.	Aug-15/4.375	1,200,900	119,889	2,918,500	291,363	2,523,300	251,909

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 4.46% versus the three
month USD-LIBOR-BBA maturing
August 7, 2045.	Aug-15/4.46	1,200,900	223,843	2,918,500	543,997	2,523,300	470,334

PURCHASED OPTIONS
OUTSTANDING* cont.		Growth 0.8%		Balanced 0.9%		Conservative 1.3%
Expiration date/		Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 4.46%
versus the three month
USD-LIBOR-BBA maturing
August 7, 2045.	Aug-15/4.46	1,200,900	$113,685	2,918,500	$276,285	2,523,300	$238,873

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.04% versus the three
month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	17,476,500	729,294	21,015,200	876,964	22,108,700	922,596

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 3.04%
versus the three month
USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	17,476,500	203,601	21,015,200	244,827	22,108,700	257,566

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.11% versus the three
month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	17,476,500	810,385	21,015,200	974,475	22,108,700	1,025,180

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 3.11%
versus the three month
USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	17,476,500	175,115	21,015,200	210,572	22,108,700	221,529

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.75% versus the three
month USD-LIBOR-BBA maturing
November 10, 2040.	Nov-10/3.75	632,900	52,138	2,272,700	187,225	1,516,000	124,888

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 3.75%
versus the three month
USD-LIBOR-BBA maturing
November 10, 2040.	Nov-10/3.75	632,900	2,918	2,272,700	10,477	1,516,000	6,989

PURCHASED OPTIONS
OUTSTANDING* cont.		Growth 0.8%		Balanced 0.9%		Conservative 1.3%
Expiration date/		Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.82% versus the three
month USD-LIBOR-BBA maturing
November 9, 2040.	Nov-10/3.82	632,900	$59,556	2,272,700	$213,861	1,516,000	$142,656

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate of 3.82%
versus the three month
USD-LIBOR-BBA maturing
November 9, 2040.	Nov-10/3.82	632,900	1,684	2,272,700	6,045	1,516,000	4,033

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.7575% versus the three
month USD-LIBOR-BBA maturing
October 20, 2040.	Oct-10/3.7575	22,672,800	1,856,676	245,300	20,088	300,000	24,567

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate
of 3.7575% versus the three
month USD-LIBOR-BBA maturing
October 20, 2040.	Oct-10/3.7575	22,672,800	16,551	245,300	179	300,000	219

Option on an interest rate
swap with Barclays Bank PLC
for the right to receive a
fixed rate of 3.7375% versus
the three month
USD-LIBOR-BBA maturing
March 9, 2021.	Mar-11/3.7375	20,722,200	1,932,760	13,610,800	1,269,479	14,553,200	1,357,377

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 3.665% versus the three
month USD-LIBOR-BBA maturing
March 8, 2021.	Mar-11/3.665	20,722,200	1,810,084	13,610,800	1,188,903	14,553,200	1,271,222

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to receive a fixed rate
of 1.885% versus the three
month USD-LIBOR-BBA maturing
December 13, 2015.	Dec-10/1.8850	45,334,100	689,985	60,594,200	922,244	63,759,100	970,414

PURCHASED OPTIONS
OUTSTANDING* cont.		Growth 0.8%		Balanced 0.9%		Conservative 1.3%
Expiration date/		Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right
to pay a fixed rate
of 1.885% versus the three
month USD-LIBOR-BBA maturing
December 13, 2015.	Dec-10/1.8850	45,334,100	$120,589	60,594,200	$161,181	63,759,100	$169,599

Option on an interest rate
swap with Barclays Bank PLC
for the right to receive a
fixed rate of 4.065% versus
the three month
USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065	13,870,900	1,853,291	3,868,800	516,910	12,467,800	1,665,823

Option on an interest rate
swap with Barclays Bank PLC
for the right to pay a fixed
rate of 4.065% versus the
three month USD-LIBOR-BBA
maturing October 20, 2020.	Oct-10/4.065	13,870,900	—	3,868,800	—	12,467,800	—

Total purchased options
outstanding (cost $8,120,784,
$9,168,593 and $9,499,449)		$13,129,354		$12,603,845		$13,352,989

SENIOR LOANS* [c]	Growth 0.3%		Balanced 0.5%		Conservative 0.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

AGFS Funding Co. bank term
loan FRN 7 1/4s, 2015	$155,000	$155,581	$155,000	$155,581	$115,000	$115,431

Ardent Health Systems bank
term loan FRN Ser. B,
6 1/2s, 2015	293,525	287,013	303,475	296,742	218,900	214,043

CCM Merger, Inc. bank term
loan FRN Ser. B, 8 1/2s, 2012	374,439	369,571	384,292	379,297	290,683	286,904

Cedar Fair LP bank term loan
FRN Ser. B, 5 1/2s, 2016	114,713	115,548	114,713	115,548	90,000	90,655

Cengage Learning Acquisitions,
Inc. bank term loan FRN Ser. B,
2.78s, 2014	83,919	75,260	78,982	70,833	54,300	48,697

Claire’s Stores, Inc. bank
term loan FRN 3.074s, 2014	258,000	223,396	262,962	227,692	183,577	158,955

Dex Media West, LLC bank term
loan FRN Ser. A, 7s, 2014	159,843	138,641	214,189	185,780	—	—

First Data Corp. bank term
loan FRN Ser. B1, 3.01s, 2014	—	—	114,898	101,125	106,491	93,725

First Data Corp. bank term
loan FRN Ser. B3, 3.006s, 2014	660,216	580,739	763,229	671,351	—	—

Harrah’s Operating Co., Inc.
bank term loan FRN Ser. B2,
3.498s, 2015	135,000	116,128	229,243	197,196	191,981	165,143

SENIOR LOANS* [c] cont.	Growth 0.3%		Balanced 0.5%		Conservative 0.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Health Management
Associates, Inc. bank term
loan FRN 2.283s, 2014	$—	$—	$112,136	$105,717	$103,931	$97,981

IASIS Healthcare Corp. bank
term loan FRN Ser. DD,
2.26s, 2014	—	—	28,823	27,586	26,714	25,568

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan
FRN 7.62s, 2014	—	—	7,863	7,526	7,288	6,975

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan
FRN Ser. B, 2.26s, 2014	—	—	83,277	79,703	77,184	73,871

Ineos Holdings, Ltd. bank
term loan FRN Ser. B2,
7.501s, 2013
(United Kingdom)	170,000	170,000	167,500	167,500	122,500	122,500

Ineos Holdings, Ltd. bank
term loan FRN Ser. C2,
8.001s, 2014
(United Kingdom)	170,000	170,000	167,500	167,500	122,500	122,500

Intelsat Corp. bank term loan
FRN Ser. B2-A, 3.033s, 2014	—	—	31,777	30,556	29,452	28,319

Intelsat Corp. bank term loan
FRN Ser. B2-B, 3.033s, 2014	—	—	31,768	30,547	29,443	28,311

Intelsat Corp. bank term loan
FRN Ser. B2-C, 3.033s, 2014	—	—	31,768	30,547	29,443	28,311

Intelsat Jackson Holdings SA
bank term loan FRN 3.533s,
2014 (Luxembourg)	400,000	375,000	540,000	506,250	460,000	431,250

National Bedding Co. bank
term loan FRN 2.38s, 2011	—	—	51,661	49,530	47,763	45,793

Polypore, Inc. bank term loan
FRN Ser. B, 2.27s, 2014	—	—	116,871	112,780	108,319	104,528

Revlon Consumer Products bank
term loan FRN 6.245s, 2015	214,463	213,435	213,925	212,900	154,613	153,872

Six Flags Theme Parks bank
term loan FRN Ser. B, 6s, 2016	478,929	480,361	483,766	485,213	362,825	363,910

Smurfit-Stone Container
Enterprises, Inc. bank term
loan FRN 6 3/4s, 2016	204,488	205,510	204,488	205,510	144,638	145,361

Swift Transportation Co., Inc.
bank term loan FRN 6.563s, 2014	535,000	521,417	550,000	536,036	420,000	409,337

Texas Competitive Electric
Holdings Co., LLC bank term
loan FRN Ser. B3, 3.759s,
2014 (United Kingdom)	833,873	644,862	853,720	660,210	734,933	568,348

Texas Competitive Electric
Holdings Co., LLC bank term
loan FRN Ser. B2, 3.924s,
2014 (United Kingdom)	—	—	119,609	92,764	110,857	85,976

SENIOR LOANS* [c] cont.	Growth 0.3%		Balanced 0.5%		Conservative 0.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Univision Communications, Inc.
bank term loan FRN Ser. B,
2.51s, 2014	$—	$—	$121,448	$106,267	$112,562	$98,491

Visteon Corp. bank term loan
FRN Ser. B, 5 1/4s, 2013	660,000	717,200	770,000	836,734	100,000	108,667

West Corp. bank term loan FRN
Ser. B2, 2.633s, 2013	—	—	119,583	117,554	110,833	108,952

Yankee Candle Co., Inc. bank
term loan FRN 2.27s, 2014	—	—	56,578	54,116	52,703	50,409

Total senior loans
(cost $5,542,096, $7,000,577
and $4,372,931)		$5,559,662		$7,024,191		$4,382,783

FOREIGN GOVERNMENT
BONDS AND NOTES*	Growth 0.2%		Balanced 0.4%		Conservative 0.4%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Argentina (Republic of)
sr. unsec. unsub. bonds
FRB 0.677s, 2012	$6,455,000	$1,468,513	$6,770,000	$1,540,175	$7,215,000	$1,641,413

Brazil (Federal Republic of)
notes (units) zero %, 2012 BRL	4,130	2,459,549	5,525	3,290,317	4,838	2,881,187

Total foreign government
bonds and notes (cost
$3,955,685, $4,869,310 and
$4,565,632)		$3,928,062		$4,830,492		$4,522,600

CONVERTIBLE BONDS
AND NOTES*	Growth 0.2%		Balanced 0.2%		Conservative 0.1%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Advanced Micro
Devices, Inc. cv. sr. unsec.
notes 6s, 2015	$188,000	$184,945	$191,000	$187,896	$131,000	$128,871

Alliant Techsystems, Inc.
cv. company guaranty sr.
sub. notes 3s, 2024	240,000	273,900	240,000	273,900	180,000	205,425

Digital Realty Trust LP
144A cv. sr. unsec.
notes 5 1/2s, 2029 R	140,000	214,988	140,000	214,988	105,000	161,241

Ford Motor Co. cv. sr. unsec.
notes 4 1/4s, 2016	49,000	73,250	39,000	58,301	24,000	35,878

General Cable Corp. cv. unsec.
sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	740,000	742,775	210,000	210,788	155,000	155,581

General Growth
Properties, Inc.
144A cv. sr. notes 3.98s,
2027 (In default) † R	660,000	702,900	740,000	788,100	515,000	548,475

CONVERTIBLE BONDS
AND NOTES* cont.	Growth 0.2%		Balanced 0.2%		Conservative 0.1%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

Owens Brockway Glass
Container, Inc. 144A cv.
company guaranty sr. unsec.
notes 3s, 2015	$155,000	$151,931	$155,000	$151,931	$115,000	$112,723

Steel Dynamics, Inc. cv. sr.
notes 5 1/8s, 2014	60,000	68,288	55,000	62,597	40,000	45,525

Trinity Industries, Inc. cv. unsec.
sub. notes 3 7/8s, 2036	175,000	158,375	155,000	140,275	105,000	95,025

Total convertible bonds and
notes (cost $2,406,928,
$1,934,775 and $1,376,447)		$2,571,352		$2,088,776		$1,488,744

PREFERRED STOCKS*	Growth —%		Balanced 0.1%		Conservative —%
	Shares	Value	Shares	Value	Shares	Value

GMAC, Inc. 144A Ser. G, 7.00%
cum. pfd.	726	$666,105	754	$691,795	519	$476,183

Total preferred stocks
(cost $527,570, $478,791
and $342,557)		$666,105		$691,795		$476,183

CONVERTIBLE PREFERRED STOCKS*	Growth —%		Balanced —%		Conservative —%
	Shares	Value	Shares	Value	Shares	Value

Apache Corp. Ser. D,
$3.00 cv. pfd.	4,097	$237,954	4,068	$236,269	3,090	$179,467

Entertainment Properties
Trust Ser. C, $1.438
cum. cv. pfd.	7,578	142,727	7,508	141,409	5,720	107,733

Lehman Brothers
Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	684	684	912	912	—	—

Total convertible preferred stocks
(cost $988,080, $1,200,257
and $259,047)		$381,365		$378,590		$287,200

MUNICIPAL BONDS
AND NOTES*	Growth —%		Balanced —%		Conservative 0.1%
	Principal		Principal		Principal
	amount	Value	amount	Value	amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$50,000	$52,158	$105,000	$109,532	$135,000	$140,827
4.071s, 1/1/14	150,000	155,529	315,000	326,611	400,000	414,744

Total municipal bonds and
notes (cost $200,000, $420,000
and $535,000)		$207,687		$436,143		$555,571

WARRANTS* †			Growth —%		Balanced —%		Conservative —%
	Expiration	Strike
	date	price	Warrants	Value	Warrants	Value	Warrants	Value

Aventine Renewable
Energy Holdings, Inc. F	3/15/15	$40.94	431	$—	376	$—	202	$—

Charter Communications,
Inc. Class A	11/30/14	46.86	62	372	37	222	12	72

Tower Semiconductor, Ltd.
144A (Israel) F	6/30/15	0.01	49,174	8,851	50,760	9,137	34,898	6,282

Vertis Holdings, Inc. F	10/18/15	0.01	265	—	154	—	66	—

Total warrants
(cost $219,087, $192,669
and $105,039)				$9,223		$9,359		$6,354

SHORT-TERM INVESTMENTS*	Growth 27.1%		Balanced 30.8%		Conservative 39.7%
	Principal		Principal		Principal
	amount/		amount/		amount/
	shares	Value	shares	Value	shares	Value

U.S. Treasury Bills for
effective yields from 0.23%
to 0.35%, November 18,
2010 # ##	$46,300,000	$46,281,550	$56,406,000	$56,380,504	$57,397,002	$57,373,301

U.S. Treasury Bills for
effective yields from 0.26%
to 0.29%, March 10, 2011 ##	—	—	—	—	2,950,000	2,947,610

U.S. Treasury Bills for
effective yields from 0.20%
to 0.27%, June 2, 2011 # ##	41,891,000	41,834,028	50,050,000	49,981,932	—	—

U.S. Treasury Bills for
effective yields from 0.23%
to 0.24%, July 28, 2011 # ##	14,613,003	14,584,943	11,857,002	11,834,235	8,078,000	8,062,490

U.S. Treasury Bills for an
effective yield of 0.10%,
October 14, 2010 # ##	—	—	—	—	25,000,000	24,999,097

SSgA Prime Money Market
Fund 0.11% [i,p]	—	—	—	—	8,970,000	8,970,000

Putnam Cash Collateral
Pool, LLC 0.22% [d]	24,649,106	24,649,106	18,090,016	18,090,016	8,413,036	8,413,036

Putnam Money Market
Liquidity Fund 0.15% [e]	327,792,675	327,792,675	277,830,890	277,830,890	310,212,021	310,212,021

Total short-term investments
(cost $455,134,639,
$414,107,977 and $420,975,972)		$455,142,302		$414,117,577	$420,977,555

TOTAL INVESTMENTS

Total investments (cost $1,730,228,685,
$1,527,753,148 and $1,312,104,611)		$1,845,798,968	$1,606,866,586		$1,380,056,571

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
ETF	Exchange Traded Fund
ETN	Exchange Traded Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GDR	Global Depository Receipts
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNC	Medium Term Notes Class C
MTNE	Medium Term Notes Class E
MTNI	Medium Term Notes Class I
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the funds’ portfolios

Unless noted otherwise, the notes to the funds’ portfolios are for the close of the funds’ reporting period, which ran from October 1, 2009 through September 30, 2010 (the reporting period).

* Percentages indicated are based on net assets as follows:

Growth portfolio	$1,677,920,579
Balanced portfolio	1,345,094,510
Conservative portfolio	1,059,819,740

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. Dana Corp. was acquired on April 24, 2008 with a cost of $146, $159 and $80 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). The total market value of restricted securities held by the funds was less than 0.1% of each fund’s net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts, for one or more of the funds, at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts, for one or more of the funds, at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

i Securities purchased with cash or securities received, that were pledged to one or more of the funds for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

SG Securities on loan, in part or in entirety, at the close of the reporting period (Growth portfolio).

SB Securities on loan, in part or in entirety, at the close of the reporting period (Balanced portfolio).

SC Securities on loan, in part or in entirety, at the close of the reporting period (Conservative portfolio).

At the close of the reporting period, the funds maintained liquid assets totaling $594,055,769, $819,450,312 and $879,864,028 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR, ADS or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBAs.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Growth Portfolio

United States	78.9%	Netherlands	0.8%

United Kingdom	3.3	Switzerland	0.7

Japan	3.0	South Korea	0.7

France	1.6	Canada	0.6

China	1.6	Russia	0.5

Brazil	1.2	Other	4.7

Australia	1.2	Total	100.0%

Italy	1.2

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Balanced Portfolio

United States	87.2%	Canada	0.7%

United Kingdom	2.3	Netherlands	0.6

Japan	2.0	Switzerland	0.5

France	1.2	Other	4.0

Australia	0.8	Total	100.0%

Italy	0.7

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Conservative Portfolio

United States	90.2%	Australia	0.6%

United Kingdom	1.9	Germany	0.5

Japan	1.3	Other	4.0

France	0.9	Total	100.0%

Canada	0.6

Growth Portfolio

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $550,741,573)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	10/20/10	$8,530,683	$7,995,770	$534,913

	Brazilian Real	Buy	10/20/10	5,191,620	5,085,671	105,949

	British Pound	Buy	10/20/10	3,350,764	3,293,705	57,059

	Canadian Dollar	Sell	10/20/10	7,635,001	7,551,402	(83,599)

	Chilean Peso	Buy	10/20/10	784,385	774,698	9,687

	Czech Koruna	Sell	10/20/10	2,361,542	2,193,954	(167,588)

	Euro	Sell	10/20/10	5,674,009	5,340,847	(333,162)

	Japanese Yen	Buy	10/20/10	1,551,330	1,535,044	16,286

	Mexican Peso	Sell	10/20/10	1,431,808	1,384,346	(47,462)

	Norwegian Krone	Buy	10/20/10	4,373,759	4,210,048	163,711

	Singapore Dollar	Sell	10/20/10	3,534,508	3,462,346	(72,162)

	South Korean Won	Buy	10/20/10	2,464,482	2,409,183	55,299

	Swedish Krona	Sell	10/20/10	41,989	87,601	45,612

	Swiss Franc	Sell	10/20/10	7,688,075	7,457,523	(230,552)

	Taiwan Dollar	Sell	10/20/10	1,045,735	1,032,166	(13,569)

	Turkish Lira (New)	Buy	10/20/10	2,207,581	2,108,293	99,288

Barclays Bank PLC

	Australian Dollar	Buy	10/20/10	8,094,088	7,835,682	258,406

	Brazilian Real	Buy	10/20/10	3,014,586	2,948,980	65,606

	British Pound	Sell	10/20/10	1,046,839	1,023,898	(22,941)

	Canadian Dollar	Buy	10/20/10	1,501,749	1,507,335	(5,586)

	Chilean Peso	Buy	10/20/10	1,736,911	1,689,999	46,912

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $550,741,573) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Czech Koruna	Sell	10/20/10	$2,304,693	$2,139,716	$(164,977)

	Euro	Buy	10/20/10	7,753,379	7,505,923	247,456

	Hungarian Forint	Buy	10/20/10	39,418	35,137	4,281

	Japanese Yen	Buy	10/20/10	197,577	193,972	3,605

	Mexican Peso	Sell	10/20/10	100,027	100,299	272

	New Zealand Dollar	Sell	10/20/10	835,219	829,691	(5,528)

	Norwegian Krone	Buy	10/20/10	9,683,152	9,321,328	361,824

	Polish Zloty	Buy	10/20/10	3,522,209	3,298,889	223,320

	Singapore Dollar	Sell	10/20/10	3,402,198	3,332,936	(69,262)

	South Korean Won	Buy	10/20/10	2,584,821	2,531,024	53,797

	Swedish Krona	Sell	10/20/10	6,926,681	6,601,942	(324,739)

	Swiss Franc	Sell	10/20/10	2,887,843	2,857,277	(30,566)

	Taiwan Dollar	Sell	10/20/10	2,396,585	2,374,563	(22,022)

	Turkish Lira (New)	Buy	10/20/10	2,630,921	2,500,524	130,397

Citibank, N.A.

	Australian Dollar	Sell	10/20/10	487,454	456,810	(30,644)

	Brazilian Real	Buy	10/20/10	593,217	579,839	13,378

	British Pound	Sell	10/20/10	2,353,109	2,313,458	(39,651)

	Canadian Dollar	Sell	10/20/10	2,087,800	2,036,259	(51,541)

	Chilean Peso	Buy	10/20/10	1,029,112	1,002,987	26,125

	Czech Koruna	Sell	10/20/10	1,623,232	1,503,548	(119,684)

	Danish Krone	Buy	10/20/10	1,536,167	1,444,205	91,962

	Euro	Buy	10/20/10	4,994,252	4,686,225	308,027

	Hong Kong Dollar	Sell	10/20/10	1,256,475	1,254,727	(1,748)

	Japanese Yen	Buy	10/20/10	3,788,645	3,749,996	38,649

	Mexican Peso	Buy	10/20/10	1,552,017	1,501,293	50,724

	New Zealand Dollar	Sell	10/20/10	517,341	501,394	(15,947)

	Norwegian Krone	Sell	10/20/10	118,748	113,210	(5,538)

	Polish Zloty	Buy	10/20/10	840,198	787,560	52,638

	Singapore Dollar	Sell	10/20/10	1,278,847	1,249,801	(29,046)

	South African Rand	Buy	10/20/10	2,637,164	2,547,785	89,379

	South Korean Won	Buy	10/20/10	2,135,772	2,120,734	15,038

	Swedish Krona	Buy	10/20/10	1,399,168	1,304,882	94,286

	Swiss Franc	Buy	10/20/10	2,599,272	2,490,921	108,351

	Taiwan Dollar	Sell	10/20/10	991,947	984,863	(7,084)

	Turkish Lira (New)	Buy	10/20/10	2,490,428	2,373,367	117,061

Credit Suisse AG

	Australian Dollar	Buy	10/20/10	10,400,012	9,909,862	490,150

	British Pound	Sell	10/20/10	1,143,006	1,129,092	(13,914)

	Canadian Dollar	Sell	10/20/10	2,402,370	2,343,775	(58,595)

	Euro	Sell	10/20/10	11,460,812	10,731,708	(729,104)

	Japanese Yen	Sell	10/20/10	15,459,992	15,310,639	(149,353)

	Norwegian Krone	Buy	10/20/10	6,714,100	6,441,607	272,493

	South African Rand	Buy	10/20/10	650,903	650,967	(64)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $550,741,573) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Swedish Krona	Sell	10/20/10	$3,534,299	$3,380,142	$(154,157)

	Swiss Franc	Sell	10/20/10	7,183,994	7,109,069	(74,925)

	Turkish Lira (New)	Buy	10/20/10	3,210,463	3,055,485	154,978

Deutsche Bank AG

	Australian Dollar	Sell	10/20/10	2,570,834	2,408,965	(161,869)

	Brazilian Real	Buy	10/20/10	2,049,268	2,011,307	37,961

	British Pound	Sell	10/20/10	456,165	448,426	(7,739)

	Canadian Dollar	Buy	10/20/10	4,383,173	4,277,361	105,812

	Chilean Peso	Sell	10/20/10	903,204	880,720	(22,484)

	Czech Koruna	Sell	10/20/10	846,353	848,268	1,915

	Euro	Sell	10/20/10	41,598	34,097	(7,501)

	Hungarian Forint	Sell	10/20/10	902,448	806,293	(96,155)

	Mexican Peso	Sell	10/20/10	98,774	95,520	(3,254)

	New Zealand Dollar	Sell	10/20/10	824,207	823,164	(1,043)

	Norwegian Krone	Buy	10/20/10	4,301,272	4,140,709	160,563

	Polish Zloty	Sell	10/20/10	2,039,675	1,912,570	(127,105)

	Singapore Dollar	Sell	10/20/10	1,617,683	1,584,596	(33,087)

	Swedish Krona	Sell	10/20/10	1,237,228	1,177,481	(59,747)

	Swiss Franc	Sell	10/20/10	2,888,658	2,797,315	(91,343)

	Taiwan Dollar	Sell	10/20/10	845,267	841,010	(4,257)

	Turkish Lira (New)	Buy	10/20/10	1,700,593	1,640,315	60,278

Goldman Sachs International

	Australian Dollar	Buy	10/20/10	9,292,891	8,707,487	585,404

	British Pound	Sell	10/20/10	1,592,571	1,565,817	(26,754)

	Canadian Dollar	Sell	10/20/10	5,849,905	5,707,493	(142,412)

	Chilean Peso	Buy	10/20/10	2,055,451	2,017,670	37,781

	Euro	Sell	10/20/10	1,574,326	1,462,122	(112,204)

	Hungarian Forint	Buy	10/20/10	768,553	686,211	82,342

	Japanese Yen	Buy	10/20/10	5,418,217	5,359,731	58,486

	Norwegian Krone	Buy	10/20/10	6,455,259	6,192,824	262,435

	Polish Zloty	Buy	10/20/10	2,605,858	2,439,145	166,713

	South African Rand	Buy	10/20/10	509,344	488,472	20,872

	Swedish Krona	Sell	10/20/10	663,382	616,145	(47,237)

	Swiss Franc	Sell	10/20/10	3,752,535	3,603,848	(148,687)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/20/10	6,799,446	6,495,327	304,119

	British Pound	Buy	10/20/10	2,711,810	2,665,787	46,023

	Euro	Buy	10/20/10	504,090	473,070	31,020

	Hong Kong Dollar	Sell	10/20/10	1,402,100	1,400,411	(1,689)

	Japanese Yen	Sell	10/20/10	2,691,113	2,664,308	(26,805)

	New Zealand Dollar	Sell	10/20/10	1,562,740	1,515,571	(47,169)

	Norwegian Krone	Buy	10/20/10	958,202	920,287	37,915

	Singapore Dollar	Buy	10/20/10	2,095,064	2,055,895	39,169

	South Korean Won	Buy	10/20/10	500,339	484,057	16,282

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $550,741,573) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Swiss Franc	Buy	10/20/10	$564,811	$547,906	$16,905

	Taiwan Dollar	Sell	10/20/10	2,109,168	2,081,552	(27,616)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/20/10	11,760,463	11,161,370	599,093

	Brazilian Real	Buy	10/20/10	2,517,606	2,463,384	54,222

	British Pound	Buy	10/20/10	2,090,378	2,059,187	31,191

	Canadian Dollar	Sell	10/20/10	3,665,224	3,584,994	(80,230)

	Chilean Peso	Buy	10/20/10	1,185,721	1,156,320	29,401

	Czech Koruna	Sell	10/20/10	3,002,845	2,838,597	(164,248)

	Euro	Buy	10/20/10	11,890,706	11,323,723	566,983

	Hong Kong Dollar	Sell	10/20/10	1,210,048	1,208,442	(1,606)

	Hungarian Forint	Sell	10/20/10	570,433	510,507	(59,926)

	Japanese Yen	Buy	10/20/10	1,937,108	1,915,834	21,274

	Malaysian Ringgit	Buy	10/20/10	1,013,992	1,006,714	7,278

	Mexican Peso	Sell	10/20/10	865,322	868,390	3,068

	New Zealand Dollar	Sell	10/20/10	853,792	827,277	(26,515)

	Norwegian Krone	Buy	10/20/10	5,349,106	5,098,713	250,393

	Polish Zloty	Buy	10/20/10	5,338,615	5,004,964	333,651

	Singapore Dollar	Sell	10/20/10	10,950,953	10,727,574	(223,379)

	South African Rand	Buy	10/20/10	915,729	912,961	2,768

	South Korean Won	Sell	10/20/10	8,613	8,371	(242)

	Swedish Krona	Sell	10/20/10	2,463,591	2,470,171	6,580

	Swiss Franc	Sell	10/20/10	5,974,179	5,940,485	(33,694)

	Taiwan Dollar	Sell	10/20/10	1,814,101	1,781,670	(32,431)

	Turkish Lira (New)	Buy	10/20/10	1,415,955	1,348,602	67,353

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/20/10	8,043,615	7,658,103	385,512

	British Pound	Buy	10/20/10	1,379,967	1,381,016	(1,049)

	Canadian Dollar	Sell	10/20/10	3,112,537	3,117,898	5,361

	Czech Koruna	Sell	10/20/10	2,181,784	2,027,172	(154,612)

	Euro	Buy	10/20/10	4,371,096	4,362,536	8,560

	Hungarian Forint	Buy	10/20/10	529,662	521,198	8,464

	Japanese Yen	Buy	10/20/10	1,911,679	1,891,324	20,355

	Norwegian Krone	Buy	10/20/10	3,959,585	3,843,804	115,781

	Polish Zloty	Buy	10/20/10	3,498,658	3,275,039	223,619

	Swedish Krona	Sell	10/20/10	5,720,890	5,608,567	(112,323)

	Swiss Franc	Sell	10/20/10	5,576,478	5,428,892	(147,586)

	Turkish Lira (New)	Buy	10/20/10	2,636,364	2,508,655	127,709

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/20/10	3,527,791	3,407,694	120,097

	British Pound	Sell	10/20/10	15,085	14,875	(210)

	Canadian Dollar	Sell	10/20/10	1,761,362	1,778,089	16,727

	Euro	Buy	10/20/10	7,612,763	7,246,582	366,181

	Hungarian Forint	Sell	10/20/10	856,655	764,337	(92,318)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $550,741,573) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Japanese Yen	Buy	10/20/10	$5,113,217	$5,062,257	$50,960

	Malaysian Ringgit	Buy	10/20/10	1,014,024	1,006,036	7,988

	Mexican Peso	Sell	10/20/10	860,443	863,696	3,253

	Norwegian Krone	Buy	10/20/10	3,317,728	3,195,403	122,325

	Polish Zloty	Buy	10/20/10	2,558,000	2,398,131	159,869

	Swedish Krona	Sell	10/20/10	642,202	618,245	(23,957)

	Swiss Franc	Sell	10/20/10	2,152,253	2,087,422	(64,831)

	Taiwan Dollar	Sell	10/20/10	1,649,871	1,624,345	(25,526)

UBS AG

	Australian Dollar	Buy	10/20/10	12,918,733	12,279,422	639,311

	British Pound	Sell	10/20/10	1,219,845	1,281,445	61,600

	Canadian Dollar	Sell	10/20/10	6,052,421	6,015,210	(37,211)

	Czech Koruna	Sell	10/20/10	2,055,781	1,910,561	(145,220)

	Euro	Buy	10/20/10	9,890,032	9,409,720	480,312

	Japanese Yen	Buy	10/20/10	6,129,898	6,032,522	97,376

	Mexican Peso	Sell	10/20/10	152,646	149,518	(3,128)

	Norwegian Krone	Buy	10/20/10	4,425,276	4,450,521	(25,245)

	South African Rand	Sell	10/20/10	2,910,085	2,792,635	(117,450)

	Swedish Krona	Sell	10/20/10	3,446,970	3,399,323	(47,647)

	Swiss Franc	Sell	10/20/10	4,156,248	4,036,510	(119,738)

Westpac Banking Corp.

	Australian Dollar	Buy	10/20/10	8,759,210	8,288,451	470,759

	British Pound	Sell	10/20/10	949,572	935,952	(13,620)

	Canadian Dollar	Sell	10/20/10	873,775	852,969	(20,806)

	Euro	Sell	10/20/10	26,872,265	25,237,742	(1,634,523)

	Japanese Yen	Sell	10/20/10	7,191,901	7,152,174	(39,727)

	New Zealand Dollar	Sell	10/20/10	976,832	946,556	(30,276)

	Norwegian Krone	Buy	10/20/10	4,748,985	4,526,134	222,851

	Swedish Krona	Sell	10/20/10	4,380,282	4,316,140	(64,142)

	Swiss Franc	Sell	10/20/10	4,449,709	4,321,327	(128,382)

Total						$4,224,474

FUTURES CONTRACTS OUTSTANDING at 9/30/10

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	172	$118,518,324	Dec-10	$(1,738)

Euro STOXX 50 Index (Long)	314	11,727,174	Dec-10	(255,917)

Euro STOXX 50 Index (Short)	797	29,766,108	Dec-10	647,427

Euro-Bobl 5 yr (Short)	7	1,151,626	Dec-10	4,178

Euro-Bund 10 yr (Long)	2	358,554	Dec-10	(962)

Euro-Schatz 2 yr (Long)	10	1,487,974	Dec-10	(4,099)

FTSE 100 Index (Short)	562	48,837,158	Dec-10	80,115

FUTURES CONTRACTS OUTSTANDING at 9/30/10 cont.

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

IBEX 35 Index (Long)	40	$5,695,454	Oct-10	$(176,839)

Japanese Government Bond
10 yr (Long)	8	13,758,964	Dec-10	(43)

Japanese Government Bond
10 yr (Short)	3	5,159,611	Dec-10	(67,290)

Japanese Government Bond
10 yr Mini (Long)	28	4,814,966	Dec-10	60,976

MSCI EAFE Index E-Mini (Long)	60	4,669,800	Dec-10	181,080

NASDAQ 100 Index E-Mini (Short)	284	11,334,440	Dec-10	(601,512)

OMXS 30 Index (Short)	268	4,318,703	Oct-10	(8,345)

Russell 2000 Index Mini (Long)	386	26,035,700	Dec-10	(170,148)

Russell 2000 Index Mini (Short)	46	3,102,700	Dec-10	(188,692)

S&P 500 Index (Long)	3	852,525	Dec-10	(6,611)

S&P 500 Index E-Mini (Long)	4,372	248,493,550	Dec-10	6,964,598

S&P 500 Index E-Mini (Short)	800	45,470,000	Dec-10	(1,206,445)

S&P Mid Cap 400 Index E-Mini (Long)	766	61,287,660	Dec-10	2,897,888

S&P Mid Cap 400 Index E-Mini (Short)	92	7,360,920	Dec-10	48,110

S&P/TSX 60 Index (Long)	55	7,629,464	Dec-10	(9,033)

SGX MSCI Singapore Index (Short)	36	1,991,682	Oct-10	17,902

SPI 200 Index (Short)	162	18,015,210	Dec-10	264,169

Tokyo Price Index (Long)	117	11,596,175	Dec-10	(78,856)

Tokyo Price Index (Short)	151	14,966,003	Dec-10	(158,489)

U.K. Gilt 10 yr (Long)	208	40,638,020	Dec-10	(90,230)

U.S. Treasury Bond 20 yr (Long)	767	102,562,281	Dec-10	804,394

U.S. Treasury Bond 20 yr (Short)	126	16,848,563	Dec-10	(135,591)

U.S. Treasury Bond 30 yr (Long)	220	31,081,875	Dec-10	(269,512)

U.S. Treasury Note 2 yr (Long)	536	117,643,626	Dec-10	204,342

U.S. Treasury Note 2 yr (Short)	162	35,556,469	Dec-10	(68,652)

U.S. Treasury Note 5 yr (Long)	48	5,801,625	Dec-10	65,049

U.S. Treasury Note 5 yr (Short)	521	62,971,805	Dec-10	(554,215)

U.S. Treasury Note 10 yr (Long)	550	69,325,781	Dec-10	514,580

U.S. Treasury Note 10 yr (Short)	512	64,536,000	Dec-10	(385,231)

Total				$8,316,358

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,384,813)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$8,520,000	Aug-11/4.49	$37,744

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	8,520,000	Aug-11/4.49	1,234,378

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,384,813) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$19,608,000	Jul-11/4.525	$68,040

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	19,608,000	Jul-11/4.525	2,934,925

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	5,547,000	Aug-11/4.475	25,461

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	5,547,000	Aug-11/4.475	796,050

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,260,000	Aug-11/4.55	17,423

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,260,000	Aug-11/4.55	638,276

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	5,111,000	Aug-11/4.7	15,691

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	5,111,000	Aug-11/4.7	833,144

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	29,412,000	Jul-11/4.745	77,354

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	29,412,000	Jul-11/4.745	4,935,336

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	9,194,500	Jul-11/4.5475	30,894

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	9,194,500	Jul-11/4.5475	1,393,518

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	18,389,000	Jul-11/4.52	64,178

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	18,389,000	Jul-11/4.52	2,744,742

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,384,813) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$19,608,000	Jul-11/4.46	$74,706

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	19,608,000	Jul-11/4.46	2,821,727

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	204,400	Aug-15/4.375	20,499

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	204,400	Aug-15/4.375	36,539

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.82% versus the three month USD-LIBOR-BBA
maturing November 9, 2040.	5,643,000	Nov-10/3.82	15,010

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.82%
versus the three month USD-LIBOR-BBA maturing
November 9, 2040.	5,643,000	Nov-10/3.82	531,006

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	204,400	Aug-15/4.46	19,451

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	204,400	Aug-15/4.46	38,099

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.75% versus the three month USD-LIBOR-BBA
maturing November 10, 2040.	5,643,000	Nov-10/3.75	26,014

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.75%
versus the three month USD-LIBOR-BBA maturing
November 10, 2040.	5,643,000	Nov-10/3.75	464,870

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	2,187,480	Feb-15/5.27	71,090

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	2,187,480	Feb-15/5.27	308,282

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	4,114,000	May-12/5.51	23,425

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,384,813) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	$4,114,000	May-12/5.51	$855,179

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	20,722,200	Mar-11/4.7375	7,874

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	20,722,200	Mar-11/4.665	8,703

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.50% versus the three month USD-LIBOR-BBA
maturing November 17, 2040.	11,147,500	Nov-15/3.5	198,091

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.50%
versus the three month USD-LIBOR-BBA maturing
November 17, 2040.	11,147,500	Nov-15/3.5	516,798

Total			$21,884,517

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	5,010,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(12,591)

AUD	2,550,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	(5,632)

AUD	2,540,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(24,612)

AUD	5,000,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	21,129

CAD	2,400,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(45,974)

AUD	7,040,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	19,275

AUD	4,050,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	(22,311)

GBP	8,070,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	89,510

GBP	4,730,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(233,669)

	$42,130,300	121	7/23/12	3 month USD-
				LIBOR-BBA	0.80%	203,052

	14,555,900	8,709	7/23/15	1.90%	3 month USD-
					LIBOR-BBA	(336,041)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
AUD	2,420,000 E	$—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	$88,715

AUD	2,880,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	—

	$27,247,800	(36,946)	3/5/19	3.53%	3 month USD-
					LIBOR-BBA	(2,646,689)

	12,847,800 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(1,728,414)

	9,624,800	(220,167)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	995,505

	7,706,600	202,298	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(814,440)

	12,915,500	(4,153)	4/16/13	1.78%	3 month USD-
					LIBOR-BBA	(432,742)

AUD	5,730,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(26,484)

AUD	1,710,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	837

	$12,220,500	—	8/9/15	3 month USD-
				LIBOR-BBA	1.77%	198,963

GBP	3,380,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	11,184

GBP	3,380,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	37,314

AUD	4,000,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(69,030)

	$3,940,000	—	8/27/15	1.6275%	3 month USD-
					LIBOR-BBA	(32,827)

	990,000	—	8/27/40	3.21625%	3 month USD-
					LIBOR-BBA	19,422

	108,013,200	(227,140)	6/29/16	3 month USD-
				LIBOR-BBA	2.5%	5,048,528

	1,632,600	8,772	6/29/40	3.9%	3 month USD-
					LIBOR-BBA	(188,545)

	1,800,000	—	7/6/30	3 month USD-
				LIBOR-BBA	3.5675%	113,713

Citibank, N.A.
	12,418,700	(3,929)	6/28/19	3 month USD-
				LIBOR-BBA	3.04%	750,745

GBP	31,180,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	242,726

GBP	24,920,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(930,872)

GBP	7,400,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	456,689

	$1,448,300	(652)	7/9/12	3 month USD-
				LIBOR-BBA	0.96%	11,224

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$6,110,200	$—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	$212,583

	55,656,300	—	9/24/12	0.6175%	3 month USD-
					LIBOR-BBA	(28,040)

	4,887,800	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	(12,302)

	161,376,600	(43,696)	6/28/14	1.81%	3 month USD-
					LIBOR-BBA	(5,003,076)

Credit Suisse International
	102,030,100	(576,738)	2/22/40	4.58%	3 month USD-
					LIBOR-BBA	(25,650,345)

	63,352,100	1,513	3/19/11	3 month USD-
				LIBOR-BBA	0.5%	56,233

	107,928,000	(30,006)	5/19/16	3 month USD-
				LIBOR-BBA	2.75%	7,156,128

CHF	4,030,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(35,141)

MXN	23,310,000 F	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	57,380

	$11,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(209,707)

	15,100,000	—	9/27/12	3 month USD-
				LIBOR-BBA	0.6125%	5,072

	2,700,000	—	9/27/20	3 month USD-
				LIBOR-BBA	2.53875%	(5,994)

CHF	15,710,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(68,599)

CHF	15,710,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(72,444)

CHF	15,710,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(58,514)

	$6,998,000	—	10/9/10	3 month USD-
				LIBOR-BBA	2.81%	90,618

	127,471,000	(57,582)	12/16/13	2.23%	3 month USD-
					LIBOR-BBA	(6,107,680)

	5,088,800	(15,514)	7/8/40	3 month USD-
				LIBOR-BBA	3.76%	446,675

GBP	8,100,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(281,043)

GBP	4,490,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	275,425

Deutsche Bank AG
	$25,195,000	(31,139)	2/3/14	2.25%	3 month USD-
					LIBOR-BBA	(1,156,885)

	35,380,600	(93,272)	3/10/19	3.58%	3 month USD-
					LIBOR-BBA	(3,610,376)

	35,538,700	(25,183)	3/16/14	2.25%	3 month USD-
					LIBOR-BBA	(1,557,110)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$13,473,200	$(19,632)	7/27/14	1.51%	3 month USD-
					LIBOR-BBA	$(235,612)

	41,131,200	96,354	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	1,726,490

MXN	23,310,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	69,744

	$1,247,000	—	10/5/21	3 month USD-
				LIBOR-BBA	3.52057%	121,625

Goldman Sachs International
AUD	1,157,500 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	38,258

AUD	3,510,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	116,861

	$74,509,300	407,354	7/13/25	3 month USD-
				LIBOR-BBA	3.49%	5,389,864

	24,344,000	—	7/20/40	3 month USD-
				LIBOR-BBA	3.7275%	2,028,694

	5,069,500	(1,248)	10/1/13	0.84%	3 month USD-
					LIBOR-BBA	3,416

CHF	16,050,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(54,194)

	$18,587,100	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	205,085

	4,759,600	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(343,673)

AUD	5,000,000	—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	(10,611)

AUD	2,540,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	(6,487)

AUD	2,210,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	74,477

JPMorgan Chase Bank, N.A.
	$44,865,900	(34,913)	2/26/11	3 month USD-
				LIBOR-BBA	0.56%	17,443

AUD	5,730,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(46,004)

AUD	4,297,500	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(41,605)

	$37,233,000	—	3/5/18	4.325%	3 month USD-
					LIBOR-BBA	(5,770,634)

	12,847,800 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(1,646,445)

	13,401,600	(313,597)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	1,435,065

	8,934,500	(208,174)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	933,320

	18,920,900	(10,621)	4/22/40	4.5%	3 month USD-
					LIBOR-BBA	(4,651,052)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$24,344,000	$—	7/20/40	3 month USD-
				LIBOR-BBA	3.7225%	$2,004,841

	10,060,900	—	7/22/12	3 month USD-
				LIBOR-BBA	0.8075%	50,072

	899,800	—	7/22/40	3.75%	3 month USD-
					LIBOR-BBA	(78,811)

MXN	3,330,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	10,058

AUD	5,100,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	181,907

JPY	751,800,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(95,820)

AUD	4,297,500	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(22,538)

	$16,330,500	—	8/12/15	1.7325%	3 month USD-
					LIBOR-BBA	(233,944)

	2,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(38,128)

AUD	4,680,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	68,641

	$6,450,200	—	9/7/14	3 month USD-
				LIBOR-BBA	1.3375%	47,322

JPY	749,720,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	49,742

AUD	5,790,000	—	9/16/15	6 month AUD-
				BBR-BBSW	5.375%	(15,936)

AUD	2,870,000	—	9/16/20	5.549%	6 month AUD-
					BBR-BBSW	(1,260)

CAD	2,400,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(46,490)

JPY	293,300,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	69,535

JPY	394,300,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(50,405)

PLN	10,550,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	73,814

	$74,621,700	148,678	7/16/15	2.14%	3 month USD-
					LIBOR-BBA	(2,527,560)

	21,221,900	79,747	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(2,331,465)

Total						$(38,331,884)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$1,140,521	$—	1/12/39	5.50% (1 month	Synthetic TRS	$(18,274)
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

Citibank, N.A.
GBP	4,150,000 F	—	5/18/13	(3.38%)	GBP Non-revised	(26,559)
					UK Retail Price
					Index

Credit Suisse International
units	5,256	—	7/12/11	(3 month USD-	The Middle East	464,856
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					ticker CSGCCPUT

shares	781,299	—	8/22/11	(3 month USD-	iShares MSCI	3,031,098
				LIBOR-BBA)	Emerging Markets
					Index

Goldman Sachs International
	$2,075,000	—	7/28/11	(0.685%)	USA Non Revised	5,250
					Consumer Price
					Index- Urban
					(CPI-U)

	2,075,000	—	7/29/11	(0.76%)	USA Non Revised	3,756
					Consumer Price
					Index- Urban
					(CPI-U)

	2,075,000	—	7/30/11	(0.73%)	USA Non Revised	4,441
					Consumer Price
					Index- Urban
					(CPI-U)

baskets	651	—	9/26/11	(1 month USD-	A basket	2,195
				LIBOR-BBA)	(GSGLPMIN)
					of common stocks

baskets	10,539	—	11/24/10	(3 month USD-	A basket	920,245
				LIBOR-BBA plus	(GSPMTGCC)
				85 bp)	of common stocks

JPMorgan Chase Bank, N.A.
shares	966,887	—	10/20/10	(3 month USD-	iShares MSCI	4,500,777
				LIBOR-BBA plus	Emerging Markets
				5 bp)	Index

EUR	2,470,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	6,474
					HICP excluding
					tobacco

Total						$8,894,259

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Citibank, N.A.
Hanson Plc, 7 7/8%,
9/27/10	—	$—	$1,535,000	9/20/16	(71 bp)	$132,936

International Lease
Finance Corp.,
4.15%, 1/20/15	—	—	625,000	9/20/13	(105 bp)	56,818

Masco Corp.,
5 7/8%, 7/15/12	—	—	2,370,000	3/20/17	(213 bp)	104,610

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(10,504)	1,180,000	12/20/19	(100 bp)	104,362

DJ CDX NA HY Series
15 Version 1 Index	B+	1,009,003	31,655,000	12/20/15	500 bp	210,558

DJ CDX NA HY Series
15 Version 1 Index	B+	700,954	20,769,000	12/20/15	500 bp	174,206

DJ CMB NA CMBX AJ
Index	—	(79,093)	246,000	2/17/51	(96 bp)	11,716

DJ CMBX NA AAA
Series 4 Version 1
Index	—	(110,915)	268,500	2/17/51	(35 bp)	(92,941)

Deutsche Bank AG
DJ CDX NA HY Series
15 Version 1 Index	B+	29,844	955,000	12/20/15	500 bp	5,755

DJ CDX NA IG Series
15 Version 1 Index	BBB+	3,068	960,000	12/20/15	100 bp	264

General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	460,000	9/20/13	109 bp	(6,517)

Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	775,000	12/20/13	112 bp	1,201

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 435,000	9/20/13	715 bp	56,964

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 605,000	9/20/13	477 bp	51,528

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 605,000	9/20/13	535 bp	65,255

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	—	$340,000	9/20/13	495 bp	25,735

Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 1,195,000	3/20/13	680 bp	(277,603)

Southern California
Edison Co., 7 5/8%,
1/15/10	A3	—	$860,000	12/20/13	118.1 bp	3,767

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series
15 Version 1 Index	B+	$984,555	$30,888,000	12/20/15	500 bp	$205,457

DJ CDX NA HY Series
15 Version 1 Index	B+	669,273	20,593,000	12/20/15	500 bp	146,988

DJ CMBX NA AAA
Series 4 Version 1
Index	—	(702,897)	1,800,000	2/17/51	(35 bp)	(581,842)

Merrill Lynch Capital Services, Inc.
Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	815,000	12/20/13	113 bp	208

Merrill Lynch International
Block Financial
LLC. 5 1/8%,
10/30/14	—	—	2,102,000	12/20/14	(69 bp)	245,659

Morgan Stanley Capital Services, Inc.
DJ iTraxx Europe
Crossover Series 12
Version 1	—	(40,627)	EUR 3,414,000	12/20/14	(500 bp)	(193,643)

UBS, AG
Hanson PLC.,
7 7/8%, 9/27/10	—	—	$610,000	9/20/16	(250 bp)	(5,956)

Total						$445,485

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Balanced Portfolio

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $466,624,133)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	10/20/10	$774,560	$726,200	$(48,360)

	Brazilian Real	Buy	10/20/10	4,242,685	4,156,102	86,583

	British Pound	Buy	10/20/10	2,313,353	2,273,960	39,393

	Canadian Dollar	Sell	10/20/10	3,054,467	3,011,455	(43,012)

	Chilean Peso	Buy	10/20/10	621,574	613,898	7,676

	Czech Koruna	Sell	10/20/10	1,836,120	1,705,819	(130,301)

	Euro	Sell	10/20/10	16,314,721	15,326,341	(988,380)

	Japanese Yen	Buy	10/20/10	1,642,753	1,625,505	17,248

	Mexican Peso	Sell	10/20/10	1,403,400	1,356,835	(46,565)

	Norwegian Krone	Buy	10/20/10	1,650,624	1,589,018	61,606

	Singapore Dollar	Sell	10/20/10	2,567,883	2,515,456	(52,427)

	South Korean Won	Buy	10/20/10	2,072,793	2,026,062	46,731

	Swedish Krona	Sell	10/20/10	2,135,131	2,064,606	(70,525)

	Swiss Franc	Sell	10/20/10	5,799,427	5,625,513	(173,914)

	Taiwan Dollar	Sell	10/20/10	422,802	417,612	(5,190)

	Turkish Lira (New)	Buy	10/20/10	1,784,173	1,697,967	86,206

Barclays Bank PLC

	Australian Dollar	Buy	10/20/10	8,352,725	8,038,644	314,081

	Brazilian Real	Buy	10/20/10	2,751,333	2,691,456	59,877

	British Pound	Sell	10/20/10	2,534,600	2,485,203	(49,397)

	Canadian Dollar	Buy	10/20/10	833,311	835,374	(2,063)

	Chilean Peso	Buy	10/20/10	1,394,904	1,357,235	37,669

	Czech Koruna	Sell	10/20/10	1,060,993	985,192	(75,801)

	Euro	Buy	10/20/10	5,999,840	5,730,346	269,494

	Hong Kong Dollar	Sell	10/20/10	251,692	251,352	(340)

	Hungarian Forint	Buy	10/20/10	19,009	16,944	2,065

	Japanese Yen	Sell	10/20/10	3,733,583	3,696,153	(37,430)

	Mexican Peso	Sell	10/20/10	75,197	75,401	204

	New Zealand Dollar	Sell	10/20/10	680,905	676,123	(4,782)

	Norwegian Krone	Buy	10/20/10	8,099,590	7,793,370	306,220

	Polish Zloty	Buy	10/20/10	2,849,274	2,668,620	180,654

	Singapore Dollar	Sell	10/20/10	3,060,244	2,997,944	(62,300)

	South Korean Won	Buy	10/20/10	2,091,696	2,048,029	43,667

	Swedish Krona	Sell	10/20/10	4,166,600	4,007,130	(159,470)

	Swiss Franc	Sell	10/20/10	1,658,362	1,637,308	(21,054)

	Taiwan Dollar	Sell	10/20/10	1,955,126	1,936,417	(18,709)

	Turkish Lira (New)	Buy	10/20/10	2,142,537	2,036,346	106,191

Citibank, N.A.

	Australian Dollar	Buy	10/20/10	1,647,075	1,543,531	103,544

	Brazilian Real	Sell	10/20/10	1,386,746	1,355,472	(31,274)

	British Pound	Sell	10/20/10	2,156,060	2,119,730	(36,330)

	Canadian Dollar	Buy	10/20/10	387,134	377,577	9,557

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $466,624,133) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Chilean Peso	Buy	10/20/10	$489,428	$477,004	$12,424

	Czech Koruna	Sell	10/20/10	1,682,818	1,558,741	(124,077)

	Danish Krone	Sell	10/20/10	1,118,079	1,051,146	(66,933)

	Euro	Buy	10/20/10	1,966,577	1,845,286	121,291

	Japanese Yen	Buy	10/20/10	4,625,096	4,577,914	47,182

	Mexican Peso	Buy	10/20/10	1,715,745	1,659,671	56,074

	New Zealand Dollar	Sell	10/20/10	415,811	402,994	(12,817)

	Norwegian Krone	Buy	10/20/10	525,694	501,176	24,518

	Polish Zloty	Buy	10/20/10	770,542	722,269	48,273

	Singapore Dollar	Sell	10/20/10	917,579	898,444	(19,135)

	South African Rand	Buy	10/20/10	2,482,876	2,397,281	85,595

	South Korean Won	Buy	10/20/10	1,614,386	1,605,127	9,259

	Swedish Krona	Buy	10/20/10	696,671	649,689	46,982

	Swiss Franc	Sell	10/20/10	3,357,381	3,273,605	(83,776)

	Taiwan Dollar	Sell	10/20/10	777,823	772,510	(5,313)

	Turkish Lira (New)	Buy	10/20/10	2,075,356	1,977,806	97,550

Credit Suisse AG

	Australian Dollar	Buy	10/20/10	535,804	536,567	(763)

	British Pound	Sell	10/20/10	1,377,138	1,353,715	(23,423)

	Canadian Dollar	Sell	10/20/10	4,257,403	4,153,563	(103,840)

	Euro	Buy	10/20/10	3,268,127	3,079,379	188,748

	Japanese Yen	Sell	10/20/10	10,521,792	10,420,145	(101,647)

	Norwegian Krone	Buy	10/20/10	6,203,458	5,946,844	256,614

	South African Rand	Buy	10/20/10	434,660	434,702	(42)

	Swedish Krona	Sell	10/20/10	3,384,942	3,233,264	(151,678)

	Swiss Franc	Sell	10/20/10	5,201,908	5,159,037	(42,871)

	Turkish Lira (New)	Buy	10/20/10	2,677,224	2,547,986	129,238

Deutsche Bank AG

	Australian Dollar	Buy	10/20/10	5,074,403	4,754,900	319,503

	Brazilian Real	Buy	10/20/10	1,937,708	1,898,669	39,039

	Canadian Dollar	Buy	10/20/10	3,165,160	3,088,752	76,408

	Chilean Peso	Sell	10/20/10	739,450	721,042	(18,408)

	Czech Koruna	Sell	10/20/10	677,221	678,754	1,533

	Euro	Sell	10/20/10	2,804,954	2,630,321	(174,633)

	Hungarian Forint	Sell	10/20/10	729,958	652,182	(77,776)

	Mexican Peso	Sell	10/20/10	75,712	73,218	(2,494)

	New Zealand Dollar	Sell	10/20/10	661,597	660,760	(837)

	Norwegian Krone	Buy	10/20/10	3,445,967	3,317,332	128,635

	Polish Zloty	Sell	10/20/10	2,166,849	2,031,819	(135,030)

	Singapore Dollar	Sell	10/20/10	1,369,031	1,341,030	(28,001)

	Swedish Krona	Sell	10/20/10	749,169	715,620	(33,549)

	Swiss Franc	Buy	10/20/10	1,125,343	1,091,520	33,823

	Taiwan Dollar	Sell	10/20/10	676,686	673,278	(3,408)

	Turkish Lira (New)	Buy	10/20/10	1,363,107	1,314,791	48,316

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $466,624,133) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Buy	10/20/10	$6,270,407	$5,875,404	$395,003

	British Pound	Sell	10/20/10	5,427,942	5,336,755	(91,187)

	Canadian Dollar	Sell	10/20/10	5,160,748	5,035,114	(125,634)

	Chilean Peso	Buy	10/20/10	2,006,200	1,965,898	40,302

	Euro	Buy	10/20/10	1,563,278	1,589,044	(25,766)

	Hungarian Forint	Buy	10/20/10	1,335,421	1,192,346	143,075

	Japanese Yen	Sell	10/20/10	2,444,708	2,418,318	(26,390)

	Norwegian Krone	Buy	10/20/10	7,111,062	6,809,129	301,933

	Polish Zloty	Buy	10/20/10	2,098,707	1,964,440	134,267

	South African Rand	Buy	10/20/10	543,196	520,937	22,259

	Swedish Krona	Sell	10/20/10	464,833	431,734	(33,099)

	Swiss Franc	Sell	10/20/10	3,308,369	3,177,281	(131,088)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/20/10	6,139,670	5,853,225	286,445

	British Pound	Buy	10/20/10	5,217,435	5,128,888	88,547

	Euro	Buy	10/20/10	278,368	261,238	17,130

	Japanese Yen	Buy	10/20/10	211,750	209,641	2,109

	New Zealand Dollar	Sell	10/20/10	1,952,563	1,893,627	(58,936)

	Norwegian Krone	Sell	10/20/10	2,449,497	2,335,593	(113,904)

	Singapore Dollar	Sell	10/20/10	5,006,802	4,901,430	(105,372)

	South Korean Won	Buy	10/20/10	349,104	337,744	11,360

	Swiss Franc	Buy	10/20/10	1,899,449	1,842,597	56,852

	Taiwan Dollar	Sell	10/20/10	2,216,279	2,183,268	(33,011)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/20/10	9,158,940	8,695,688	463,252

	Brazilian Real	Buy	10/20/10	2,014,851	1,971,457	43,394

	British Pound	Buy	10/20/10	7,673,098	7,546,370	126,728

	Canadian Dollar	Sell	10/20/10	6,558,905	6,481,660	(77,245)

	Chilean Peso	Buy	10/20/10	962,382	938,519	23,863

	Czech Koruna	Sell	10/20/10	2,765,252	2,608,381	(156,871)

	Euro	Buy	10/20/10	4,134,326	4,046,833	87,493

	Hong Kong Dollar	Sell	10/20/10	1,619,029	1,616,881	(2,148)

	Hungarian Forint	Sell	10/20/10	867,824	776,658	(91,166)

	Japanese Yen	Buy	10/20/10	1,483,192	1,466,904	16,288

	Malaysian Ringgit	Buy	10/20/10	821,166	815,273	5,893

	Mexican Peso	Sell	10/20/10	592,038	594,898	2,860

	New Zealand Dollar	Sell	10/20/10	673,196	652,290	(20,906)

	Norwegian Krone	Buy	10/20/10	4,660,562	4,442,400	218,162

	Polish Zloty	Buy	10/20/10	4,464,689	4,185,657	279,032

	Singapore Dollar	Sell	10/20/10	2,191,711	2,147,005	(44,706)

	South African Rand	Buy	10/20/10	721,883	720,092	1,791

	South Korean Won	Buy	10/20/10	241,053	241,895	(842)

	Swedish Krona	Sell	10/20/10	2,416,592	2,391,651	(24,941)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $466,624,133) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Swiss Franc	Sell	10/20/10	$9,932,443	$9,751,128	$(181,315)

	Taiwan Dollar	Sell	10/20/10	1,492,647	1,465,829	(26,818)

	Turkish Lira (New)	Buy	10/20/10	1,072,336	1,021,328	51,008

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/20/10	9,063,109	8,587,890	475,219

	British Pound	Buy	10/20/10	1,083,137	1,082,322	815

	Canadian Dollar	Sell	10/20/10	2,334,962	2,338,304	3,342

	Czech Koruna	Sell	10/20/10	2,164,917	2,011,500	(153,417)

	Euro	Buy	10/20/10	11,386,071	10,875,935	510,136

	Hungarian Forint	Buy	10/20/10	153,416	150,964	2,452

	Japanese Yen	Buy	10/20/10	1,527,779	1,511,511	16,268

	Norwegian Krone	Buy	10/20/10	3,490,680	3,387,106	103,574

	Polish Zloty	Buy	10/20/10	2,825,585	2,644,986	180,599

	Swedish Krona	Sell	10/20/10	2,875,452	2,834,876	(40,576)

	Swiss Franc	Sell	10/20/10	1,734,784	1,688,753	(46,031)

	Turkish Lira (New)	Buy	10/20/10	1,811,803	1,724,036	87,767

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/20/10	4,472,396	4,289,635	182,761

	British Pound	Sell	10/20/10	25,613	25,256	(357)

	Canadian Dollar	Sell	10/20/10	1,965,726	1,969,877	4,151

	Euro	Sell	10/20/10	957,716	898,760	(58,956)

	Hungarian Forint	Sell	10/20/10	693,389	618,665	(74,724)

	Japanese Yen	Buy	10/20/10	3,372,124	3,338,516	33,608

	Malaysian Ringgit	Buy	10/20/10	821,199	814,729	6,470

	Mexican Peso	Sell	10/20/10	685,925	688,609	2,684

	Norwegian Krone	Buy	10/20/10	1,041,762	1,002,873	38,889

	Polish Zloty	Buy	10/20/10	2,072,165	1,942,659	129,506

	Swedish Krona	Sell	10/20/10	474,259	453,023	(21,236)

	Swiss Franc	Sell	10/20/10	3,586,138	3,478,115	(108,023)

	Taiwan Dollar	Sell	10/20/10	1,332,996	1,312,310	(20,686)

UBS AG

	Australian Dollar	Buy	10/20/10	8,880,036	8,469,701	410,335

	British Pound	Sell	10/20/10	6,178,423	6,148,918	(29,505)

	Canadian Dollar	Sell	10/20/10	3,205,430	3,210,889	5,459

	Czech Koruna	Sell	10/20/10	1,288,565	1,197,541	(91,024)

	Euro	Buy	10/20/10	10,812,151	10,222,349	589,802

	Japanese Yen	Buy	10/20/10	3,947,526	3,879,085	68,441

	Mexican Peso	Sell	10/20/10	171,813	168,304	(3,509)

	Norwegian Krone	Buy	10/20/10	7,035,939	6,892,629	143,310

	South African Rand	Sell	10/20/10	2,665,152	2,557,588	(107,564)

	Swedish Krona	Sell	10/20/10	2,629,844	2,593,492	(36,352)

	Swiss Franc	Sell	10/20/10	4,201,897	4,079,758	(122,139)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $466,624,133) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Buy	10/20/10	$7,953,961	$7,518,284	$435,677

	British Pound	Sell	10/20/10	212,290	210,481	(1,809)

	Canadian Dollar	Sell	10/20/10	632,643	617,579	(15,064)

	Euro	Sell	10/20/10	21,467,074	20,163,582	(1,303,492)

	Japanese Yen	Buy	10/20/10	1,240,314	1,226,737	13,577

	New Zealand Dollar	Sell	10/20/10	812,974	787,777	(25,197)

	Norwegian Krone	Buy	10/20/10	5,347,660	5,096,715	250,945

	Swedish Krona	Sell	10/20/10	3,518,499	3,466,295	(52,204)

	Swiss Franc	Sell	10/20/10	1,678,028	1,629,672	(48,356)

Total						$3,064,863

FUTURES CONTRACTS OUTSTANDING at 9/30/10

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	160	$110,249,604	Dec-10	$(1,617)

Canadian Government Bond
10 yr (Short)	40	4,922,837	Dec-10	12,397

Euro STOXX 50 Index (Long)	143	5,340,720	Dec-10	(116,548)

Euro STOXX 50 Index (Short)	743	27,749,333	Dec-10	600,592

Euro-Bobl 5 yr (Short)	10	1,645,181	Dec-10	5,967

Euro-Bund 10 yr (Long)	2	358,554	Dec-10	(962)

Euro-Schatz 2 yr (Long)	15	2,231,961	Dec-10	(6,148)

FTSE 100 Index (Short)	323	28,068,331	Dec-10	46,046

Japanese Government Bond
10 yr (Long)	7	12,039,093	Dec-10	(38)

MSCI EAFE Index E-Mini (Long)	67	5,214,610	Dec-10	202,206

NASDAQ 100 Index E-Mini (Short)	238	9,498,580	Dec-10	(504,084)

OMXS 30 Index (Short)	315	5,076,087	Oct-10	(9,809)

Russell 2000 Index Mini (Long)	309	20,842,050	Dec-10	(136,180)

Russell 2000 Index Mini (Short)	67	4,519,150	Dec-10	(274,834)

S&P 500 Index E-Mini (Long)	1,857	105,547,238	Dec-10	2,958,203

S&P 500 Index E-Mini (Short)	727	41,320,863	Dec-10	(955,822)

S&P Mid Cap 400 Index E-Mini (Long)	332	26,563,320	Dec-10	1,259,276

S&P Mid Cap 400 Index E-Mini (Short)	74	5,920,740	Dec-10	38,697

S&P/TSX 60 Index (Long)	29	4,022,808	Dec-10	(4,763)

SGX MSCI Singapore Index (Short)	38	2,102,331	Oct-10	18,896

SPI 200 Index (Short)	91	10,119,655	Dec-10	148,391

Tokyo Price Index (Long)	54	5,352,081	Dec-10	9,700

Tokyo Price Index (Short)	152	15,065,116	Dec-10	(159,539)

U.K. Gilt 10 yr (Long)	183	35,753,643	Dec-10	(91,061)

U.S. Treasury Bond 20 yr (Long)	1,430	191,217,813	Dec-10	1,488,588

U.S. Treasury Bond 20 yr (Short)	151	20,191,531	Dec-10	(163,177)

U.S. Treasury Bond 30 yr (Long)	269	38,004,656	Dec-10	(321,785)

FUTURES CONTRACTS OUTSTANDING at 9/30/10 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	637	$139,811,548	Dec-10	$255,853

U.S. Treasury Note 2 yr (Short)	151	33,142,141	Dec-10	(63,990)

U.S. Treasury Note 5 yr (Long)	148	17,888,344	Dec-10	140,508

U.S. Treasury Note 5 yr (Short)	11	1,329,539	Dec-10	(11,482)

U.S. Treasury Note 10 yr (Long)	1,000	126,046,875	Dec-10	935,600

U.S. Treasury Note 10 yr (Short)	505	63,653,672	Dec-10	(318,983)

Total				$4,980,098

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $19,277,569)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$9,568,000	Aug-11/4.49	$42,386

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	9,568,000	Aug-11/4.49	1,386,212

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	18,908,000	Jul-11/4.525	65,611

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	18,908,000	Jul-11/4.525	2,830,149

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	6,523,000	Aug-11/4.475	29,941

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	6,523,000	Aug-11/4.475	936,116

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,784,000	Aug-11/4.55	19,567

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,784,000	Aug-11/4.55	716,787

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	4,305,000	Aug-11/4.7	13,216

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	4,305,000	Aug-11/4.7	701,758

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $19,277,569) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	$28,362,000	Jul-11/4.745	$74,592

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	28,362,000	Jul-11/4.745	4,759,143

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	8,866,000	Jul-11/4.5475	29,790

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	8,866,000	Jul-11/4.5475	1,343,731

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	17,732,000	Jul-11/4.52	61,885

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	17,732,000	Jul-11/4.52	2,646,678

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	18,908,000	Jul-11/4.46	72,039

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	18,908,000	Jul-11/4.46	2,720,993

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,574,340	Feb-15/5.36	49,182

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,574,340	Feb-15/5.36	230,326

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	5,469,460	Feb-15/5.27	177,751

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	5,469,460	Feb-15/5.27	770,811

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	13,610,800	Mar-11/4.7375	5,172

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	13,610,800	Mar-11/4.665	5,717

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $19,277,569) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.50% versus the three month USD-LIBOR-BBA
maturing November 17, 2040.	$14,012,900	Nov-10/3.50	$249,009

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.50%
versus the three month USD-LIBOR-BBA maturing
November 17, 2040.	14,012,900	Nov-10/3.50	649,638

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	7,840,500	Oct-10/4.02	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	7,840,500	Oct-10/4.02	1,020,519

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	12,203,000	May-12/5.51	69,485

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	12,203,000	May-12/5.51	2,536,644

Total			$24,214,848

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	5,940,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(14,928)

AUD	3,130,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	(6,913)

AUD	3,110,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(30,135)

AUD	5,910,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	24,974

CAD	2,470,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(47,315)

AUD	8,290,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	22,697

AUD	4,930,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	(27,159)

GBP	10,620,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	117,793

GBP	6,220,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(307,277)

	$43,619,000	125	7/23/12	3 month USD-
				LIBOR-BBA	0.80%	210,227

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
AUD	3,150,000 E	$—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	$115,476

AUD	3,410,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	—

	$8,438,700 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(1,135,258)

	5,873,300	(134,352)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	607,483

	17,276,900	453,519	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(1,825,838)

	10,928,500	(3,514)	4/16/13	1.78%	3 month USD-
					LIBOR-BBA	(366,166)

	17,304,100	(34,583)	4/16/16	3.01%	3 month USD-
					LIBOR-BBA	(1,488,501)

AUD	7,430,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(34,341)

AUD	2,030,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	993

	$11,161,200	—	8/9/15	3 month USD-
				LIBOR-BBA	1.77%	181,716

GBP	3,460,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	11,448

GBP	3,460,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	38,197

AUD	5,000,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(86,287)

	$2,640,000	—	8/27/15	3 month USD-
				LIBOR-BBA	1.6275%	21,996

	4,020,000	—	8/27/40	3.21625%	3 month USD-
					LIBOR-BBA	78,863

	4,974,000	—	9/1/15	1.72%	3 month USD-
					LIBOR-BBA	(62,105)

	3,125,000	—	9/1/40	3 month USD-
				LIBOR-BBA	3.35%	19,326

	1,593,900	8,564	6/29/40	3.9%	3 month USD-
					LIBOR-BBA	(184,076)

	9,400,000	—	7/6/30	3.5675%	3 month USD-
					LIBOR-BBA	(593,832)

Citibank, N.A.
	81,115,900	(25,665)	6/28/19	3 month USD-
				LIBOR-BBA	3.04%	4,903,685

GBP	41,000,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	319,172

GBP	32,800,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	$(1,225,225)

GBP	9,740,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	601,102

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$5,580,600	$—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	$194,157

	49,493,100	—	9/24/12	0.6175%	3 month USD-
					LIBOR-BBA	(24,935)

	6,388,600	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	(16,079)

Credit Suisse International
	106,979,500	(604,716)	2/22/40	4.58%	3 month USD-
					LIBOR-BBA	(26,894,620)

	56,927,300	1,360	3/19/11	3 month USD-
				LIBOR-BBA	0.5%	50,530

CHF	5,260,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(45,866)

MXN	30,380,000 F	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	74,783

	$7,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(133,450)

	12,200,000	—	9/27/12	3 month USD-
				LIBOR-BBA	0.6125%	4,098

	3,600,000	—	9/27/20	3 month USD-
				LIBOR-BBA	2.53875%	(7,992)

CHF	20,630,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(90,082)

CHF	20,630,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(95,131)

CHF	20,630,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(76,839)

	$117,045,000	—	10/9/10	3 month USD-
				LIBOR-BBA	2.81%	1,515,635

GBP	10,480,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(363,620)

GBP	5,790,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	355,169

Deutsche Bank AG
	$59,321,000	(73,315)	2/3/14	2.25%	3 month USD-
					LIBOR-BBA	(2,723,858)

	69,044,300	(182,018)	3/10/19	3.58%	3 month USD-
					LIBOR-BBA	(7,045,553)

	1,374,700	762	7/27/12	3 month USD-
				LIBOR-BBA	0.78%	6,800

	79,876,800	(116,390)	7/27/14	1.51%	3 month USD-
					LIBOR-BBA	(1,396,845)

	84,614,100	198,217	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	3,551,693

MXN	30,380,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	$90,898

	$139,700,000	—	1/8/14	2.375%	3 month USD-
					LIBOR-BBA	(6,990,817)

	16,332,000	—	10/5/21	3 month USD-
				LIBOR-BBA	3.52057%	1,592,930

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
AUD	1,502,500 E	$—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	$49,661

AUD	4,550,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	151,487

	$160,123,700	875,422	7/13/25	3 month USD-
				LIBOR-BBA	3.49%	11,583,050

	40,171,500	—	7/20/40	3 month USD-
				LIBOR-BBA	3.7275%	3,347,671

	80,830,000	86,370	5/12/15	2.52%	3 month USD-
					LIBOR-BBA	(4,779,393)

	96,270,300	(22,046)	5/12/13	3 month USD-
				LIBOR-BBA	1.64%	2,723,555

CHF	21,070,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(71,145)

	$32,363,700	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	357,093

	9,012,900	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(650,789)

AUD	5,930,000	—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	(12,585)

AUD	3,130,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	(7,994)

AUD	2,860,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	96,382

JPMorgan Chase Bank, N.A.
	$36,458,000	(28,370)	2/26/11	3 month USD-
				LIBOR-BBA	0.56%	14,174

AUD	7,430,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(59,653)

AUD	5,572,500	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(53,949)

	$118,568,000	—	3/5/18	4.325%	3 month USD-
					LIBOR-BBA	(18,376,508)

	8,438,700 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(1,081,419)

	8,035,400	(188,028)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	860,444

	5,356,900	(124,816)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	559,595

	48,744,100	(27,362)	4/22/40	4.5%	3 month USD-
					LIBOR-BBA	(11,982,059)

	40,171,500	—	7/20/40	3 month USD-
				LIBOR-BBA	3.7225%	3,308,309

	39,123,300	—	7/22/12	3 month USD-
				LIBOR-BBA	0.8075%	194,714

	3,556,300	—	7/22/40	3.75%	3 month USD-
					LIBOR-BBA	(311,485)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
MXN	4,340,000	$—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	$13,108

AUD	6,460,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	230,416

JPY	982,870,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(125,271)

AUD	5,572,500	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(29,225)

	$1,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(19,064)

AUD	4,800,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	70,401

	$19,659,600	—	9/7/14	3 month USD-
				LIBOR-BBA	1.3375%	144,232

JPY	980,150,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	65,030

AUD	9,280,000	—	9/16/15	6 month AUD-
				BBR-BBSW	5.375%	(25,542)

AUD	4,510,000	—	9/16/20	5.549%	6 month AUD-
					BBR-BBSW	(1,980)

CAD	2,470,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(47,846)

JPY	372,000,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	88,193

JPY	500,100,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(63,929)

PLN	12,800,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	89,557

	$70,371,900	140,210	7/16/15	2.14%	3 month USD-
					LIBOR-BBA	(2,383,613)

	62,065,700	233,229	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(6,818,618)

Total						$(61,584,197)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$1,710,781	$—	1/12/39	5.50% (1 month	Synthetic TRS	$(27,411)
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

Citibank, N.A.
GBP	5,450,000 F	—	5/18/13	(3.38%)	GBP Non-revised	(34,878)
					UK Retail Price
					Index

Credit Suisse International
units	4,479	—	7/12/11	(3 month USD-	The Middle East	396,135
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					ticker CSGCCPUT

shares	634,477	—	8/22/11	(3 month USD-	iShares MSCI	2,461,493
				LIBOR-BBA)	Emerging Markets
					Index

Goldman Sachs International
	$2,725,000	—	7/28/11	(0.685%)	USA Non Revised	6,894
					Consumer Price
					Index- Urban
					(CPI-U)

	2,725,000	—	7/29/11	(0.76%)	USA Non Revised	4,932
					Consumer Price
					Index- Urban
					(CPI-U)

	2,725,000	—	7/30/11	(0.73%)	USA Non Revised	5,832
					Consumer Price
					Index- Urban
					(CPI-U)

baskets	476	—	9/26/11	(1 month USD-	A basket	1,605
				LIBOR-BBA)	(GSGLPMIN)
					of common stocks

baskets	8,980	—	11/24/10	(3 month USD-	A basket	784,116
				IBOR-BBA plus	(GSPMTGCC)
				85 bp)	of common stocks

JPMorgan Chase Bank, N.A.
shares	804,010	—	10/20/10	(3 month USD-	iShares MSCI	3,744,064
				LIBOR-BBA plus	Emerging Markets
				5 bp)	Index

EUR	3,270,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	8,571
					HICP excluding
					tobacco

Total						$7,351,353

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Citibank, N.A.
DJ CDX EM Series 11
Index	—	$(8,100)	$300,000	6/20/14	(500 bp)	$(43,271)

Lighthouse
International Co.,
SA, 8%, 4/30/14	Caa1	—	EUR 1,245,000	3/20/13	815 bp	(279,923)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(13,976)	$1,570,000	12/20/19	(100 bp)	138,855

DJ CDX NA HY Series
15 Version 1 Index	B+	810,741	25,435,000	12/20/15	500 bp	169,185

DJ CDX NA HY Series
15 Version 1 Index	B+	581,681	17,235,000	12/20/15	500 bp	144,564

DJ CMB NA CMBX AJ
Index	—	(806,039)	2,507,000	2/17/51	(96 bp)	119,395

Deutsche Bank AG
DJ CDX EM Series 11
Index	—	(37,840)	1,720,000	6/20/14	(500 bp)	(237,305)

DJ CDX NA HY Series
15 Version 1 Index	B+	19,063	610,000	12/20/15	500 bp	3,676

Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	895,000	12/20/13	112 bp	1,387

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 580,000	9/20/13	715 bp	75,952

Universal Corp.,
5.2%, 10/15/13	—	—	$790,000	3/20/15	(95 bp)	42,087

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 800,000	9/20/13	477 bp	68,136

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 800,000	9/20/13	535 bp	86,288

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	—	$605,000	9/20/13	495 bp	45,794

Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 745,000	3/20/13	680 bp	(173,066)

Southern California
Edison Co., 7 5/8%,
1/15/10	A3	—	$820,000	12/20/13	118.1 bp	3,592

JPMorgan Chase Bank, N.A.
Computer Science
Corp., 5%, 2/15/13	—	—	1,435,000	3/20/18	(82 bp)	74,224

DJ CDX NA HY Series
15 Version 1 Index	B+	816,986	25,631,000	12/20/15	500 bp	170,489

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
DJ CDX NA HY Series
15 Version 1 Index	B+	$555,231	$17,084,000	12/20/15	500 bp	$121,942

Glencore Funding
LLC, 6%, 4/15/14	—	—	2,492,000	6/20/14	(148 bp)	129,632

Merrill Lynch Capital Services, Inc.
Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	950,000	12/20/13	113 bp	243

Morgan Stanley Capital Services, Inc.
DJ iTraxx Europe
Crossover Series 12
Version 1	—	(25,334)	EUR 2,129,000	12/20/14	(500 bp)	(120,757)

Universal Corp.,
5.2%, 10/15/13	—	—	$2,370,000	3/20/13	(89 bp)	41,257

Total						$582,376

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Conservative Portfolio

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $203,977,730)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	10/20/10	$1,237,309	$1,159,526	$77,783

	Brazilian Real	Buy	10/20/10	1,606,860	1,574,068	32,792

	British Pound	Sell	10/20/10	2,013,067	1,978,787	(34,280)

	Canadian Dollar	Sell	10/20/10	2,345,078	2,320,102	(24,976)

	Chilean Peso	Buy	10/20/10	258,579	255,386	3,193

	Czech Koruna	Sell	10/20/10	802,753	745,785	(56,968)

	Euro	Sell	10/20/10	19,168,236	17,994,812	(1,173,424)

	Japanese Yen	Buy	10/20/10	434,384	429,817	4,567

	Mexican Peso	Sell	10/20/10	401,885	388,414	(13,471)

	Norwegian Krone	Buy	10/20/10	871,463	839,000	32,463

	Singapore Dollar	Sell	10/20/10	1,051,866	1,030,391	(21,475)

	South Korean Won	Buy	10/20/10	773,533	756,179	17,354

	Swedish Krona	Sell	10/20/10	3,429,792	3,193,369	(236,423)

	Swiss Franc	Sell	10/20/10	1,012,442	982,080	(30,362)

	Taiwan Dollar	Sell	10/20/10	183,694	181,439	(2,255)

	Turkish Lira (New)	Buy	10/20/10	495,963	472,000	23,963

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $203,977,730) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	10/20/10	$3,515,149	$3,377,044	$138,105

	Brazilian Real	Buy	10/20/10	1,055,839	1,032,861	22,978

	British Pound	Sell	10/20/10	1,579,215	1,549,795	(29,420)

	Canadian Dollar	Buy	10/20/10	17,995	16,302	1,693

	Chilean Peso	Buy	10/20/10	543,414	528,732	14,682

	Czech Koruna	Sell	10/20/10	563,192	522,955	(40,237)

	Euro	Buy	10/20/10	338,242	312,258	25,984

	Hungarian Forint	Sell	10/20/10	36,858	32,856	(4,002)

	Japanese Yen	Sell	10/20/10	1,815,908	1,797,704	(18,204)

	Mexican Peso	Sell	10/20/10	23,101	23,164	63

	New Zealand Dollar	Sell	10/20/10	260,763	259,083	(1,680)

	Norwegian Krone	Buy	10/20/10	3,734,402	3,587,791	146,611

	Polish Zloty	Buy	10/20/10	964,691	903,526	61,165

	Singapore Dollar	Sell	10/20/10	1,322,646	1,295,720	(26,926)

	South Korean Won	Buy	10/20/10	805,541	788,805	16,736

	Swedish Krona	Sell	10/20/10	2,222,533	2,116,826	(105,707)

	Swiss Franc	Sell	10/20/10	1,143,582	1,127,770	(15,812)

	Taiwan Dollar	Sell	10/20/10	778,704	771,210	(7,494)

	Turkish Lira (New)	Buy	10/20/10	815,673	775,246	40,427

Citibank, N.A.

	Australian Dollar	Buy	10/20/10	717,911	672,779	45,132

	Brazilian Real	Sell	10/20/10	1,780,122	1,739,977	(40,145)

	British Pound	Buy	10/20/10	402,425	395,644	6,781

	Canadian Dollar	Sell	10/20/10	413,008	402,812	(10,196)

	Chilean Peso	Buy	10/20/10	390,694	380,776	9,918

	Czech Koruna	Sell	10/20/10	589,172	545,731	(43,441)

	Danish Krone	Buy	10/20/10	797,980	750,209	47,771

	Euro	Buy	10/20/10	1,636,791	1,535,840	100,951

	Japanese Yen	Buy	10/20/10	2,143,495	2,121,628	21,867

	Mexican Peso	Buy	10/20/10	456,170	441,262	14,908

	New Zealand Dollar	Sell	10/20/10	54,546	52,864	(1,682)

	Norwegian Krone	Buy	10/20/10	770,980	735,022	35,958

	Polish Zloty	Buy	10/20/10	205,460	192,588	12,872

	Singapore Dollar	Sell	10/20/10	325,605	318,815	(6,790)

	South African Rand	Buy	10/20/10	710,842	687,406	23,436

	South Korean Won	Buy	10/20/10	712,786	706,791	5,995

	Swedish Krona	Buy	10/20/10	106,537	99,352	7,185

	Swiss Franc	Sell	10/20/10	964,448	935,748	(28,700)

	Taiwan Dollar	Sell	10/20/10	262,469	261,272	(1,197)

	Turkish Lira (New)	Buy	10/20/10	762,135	726,312	35,823

Credit Suisse AG

	Australian Dollar	Buy	10/20/10	1,133,854	1,107,126	26,728

	British Pound	Buy	10/20/10	59,397	58,104	1,293

	Canadian Dollar	Sell	10/20/10	3,696,254	3,606,100	(90,154)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $203,977,730) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Euro	Buy	10/20/10	$1,295,140	$1,222,779	$72,361

	Japanese Yen	Sell	10/20/10	7,095,604	7,027,056	(68,548)

	Norwegian Krone	Buy	10/20/10	554,046	534,938	19,108

	South African Rand	Buy	10/20/10	275,696	275,425	271

	Swedish Krona	Sell	10/20/10	1,167,270	1,114,965	(52,305)

	Swiss Franc	Sell	10/20/10	3,582,979	3,519,007	(63,972)

	Turkish Lira (New)	Buy	10/20/10	1,156,674	1,100,837	55,837

Deutsche Bank AG

	Australian Dollar	Buy	10/20/10	676,317	633,733	42,584

	Brazilian Real	Buy	10/20/10	440,758	431,315	9,443

	Canadian Dollar	Buy	10/20/10	961,610	938,396	23,214

	Chilean Peso	Sell	10/20/10	278,545	271,611	(6,934)

	Czech Koruna	Sell	10/20/10	264,787	265,386	599

	Euro	Sell	10/20/10	1,126,291	1,057,074	(69,217)

	Hungarian Forint	Sell	10/20/10	282,887	252,746	(30,141)

	Mexican Peso	Sell	10/20/10	19,761	19,110	(651)

	New Zealand Dollar	Sell	10/20/10	259,661	259,333	(328)

	Norwegian Krone	Buy	10/20/10	1,352,630	1,302,137	50,493

	Polish Zloty	Sell	10/20/10	658,702	617,654	(41,048)

	Singapore Dollar	Sell	10/20/10	504,300	493,985	(10,315)

	Swedish Krona	Sell	10/20/10	47,785	45,645	(2,140)

	Swiss Franc	Sell	10/20/10	1,377,434	1,334,255	(43,179)

	Taiwan Dollar	Sell	10/20/10	265,037	263,702	(1,335)

	Turkish Lira (New)	Buy	10/20/10	534,618	515,668	18,950

Goldman Sachs International

	Australian Dollar	Buy	10/20/10	3,033,872	2,842,754	191,118

	British Pound	Sell	10/20/10	1,742,007	1,712,743	(29,264)

	Canadian Dollar	Sell	10/20/10	1,971,465	1,923,471	(47,994)

	Chilean Peso	Buy	10/20/10	641,682	629,966	11,716

	Euro	Sell	10/20/10	3,009,535	2,784,623	(224,912)

	Hungarian Forint	Buy	10/20/10	255,288	227,937	27,351

	Japanese Yen	Sell	10/20/10	2,272,925	2,248,390	(24,535)

	Norwegian Krone	Buy	10/20/10	1,774,458	1,704,009	70,449

	Polish Zloty	Buy	10/20/10	814,618	762,502	52,116

	South African Rand	Buy	10/20/10	210,436	201,813	8,623

	Swedish Krona	Sell	10/20/10	373,888	347,265	(26,623)

	Swiss Franc	Sell	10/20/10	1,221,329	1,172,936	(48,393)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/20/10	1,496,924	1,408,616	88,308

	British Pound	Sell	10/20/10	3,970,955	3,903,563	(67,392)

	Euro	Buy	10/20/10	657,935	617,448	40,487

	Japanese Yen	Buy	10/20/10	3,107,928	3,076,972	30,956

	New Zealand Dollar	Sell	10/20/10	375,947	364,600	(11,347)

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $203,977,730) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Norwegian Krone	Buy	10/20/10	$142,746	$137,416	$5,330

	Singapore Dollar	Sell	10/20/10	645,431	631,063	(14,368)

	South Korean Won	Buy	10/20/10	3,247	3,142	105

	Swiss Franc	Buy	10/20/10	67,557	65,535	2,022

	Taiwan Dollar	Sell	10/20/10	736,763	726,534	(10,229)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/20/10	3,997,778	3,790,580	207,198

	Brazilian Real	Buy	10/20/10	802,428	785,146	17,282

	British Pound	Buy	10/20/10	5,231,208	5,147,027	84,181

	Canadian Dollar	Sell	10/20/10	193,859	195,902	2,043

	Chilean Peso	Buy	10/20/10	253,434	247,150	6,284

	Czech Koruna	Sell	10/20/10	1,197,028	1,127,581	(69,447)

	Euro	Buy	10/20/10	3,739,483	3,563,048	176,435

	Hong Kong Dollar	Sell	10/20/10	3,147,446	3,143,269	(4,177)

	Hungarian Forint	Buy	10/20/10	51,458	46,052	5,406

	Japanese Yen	Buy	10/20/10	35,051	34,666	385

	Malaysian Ringgit	Buy	10/20/10	323,425	321,104	2,321

	Mexican Peso	Sell	10/20/10	233,214	234,340	1,126

	New Zealand Dollar	Sell	10/20/10	247,695	240,003	(7,692)

	Norwegian Krone	Buy	10/20/10	2,003,876	1,910,074	93,802

	Polish Zloty	Buy	10/20/10	1,707,453	1,600,741	106,712

	Singapore Dollar	Sell	10/20/10	3,689,935	3,614,667	(75,268)

	South African Rand	Buy	10/20/10	274,137	273,754	383

	South Korean Won	Buy	10/20/10	122,049	122,475	(426)

	Swedish Krona	Sell	10/20/10	517,939	512,593	(5,346)

	Swiss Franc	Sell	10/20/10	1,702,891	1,697,328	(5,563)

	Taiwan Dollar	Sell	10/20/10	620,081	608,824	(11,257)

	Turkish Lira (New)	Buy	10/20/10	270,168	257,317	12,851

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/20/10	1,986,777	1,900,367	86,410

	British Pound	Sell	10/20/10	374,297	368,048	(6,249)

	Canadian Dollar	Sell	10/20/10	659,489	653,270	(6,219)

	Czech Koruna	Sell	10/20/10	645,211	599,488	(45,723)

	Euro	Buy	10/20/10	3,696,248	3,543,551	152,697

	Hungarian Forint	Buy	10/20/10	73,347	72,175	1,172

	Japanese Yen	Buy	10/20/10	1,116,993	1,105,100	11,893

	Norwegian Krone	Buy	10/20/10	1,188,641	1,153,884	34,757

	Polish Zloty	Buy	10/20/10	1,097,229	1,027,098	70,131

	Swedish Krona	Sell	10/20/10	2,045,683	2,001,365	(44,318)

	Swiss Franc	Sell	10/20/10	1,676,907	1,635,522	(41,385)

	Turkish Lira (New)	Buy	10/20/10	1,039,883	989,510	50,373

FORWARD CURRENCY CONTRACTS at 9/30/10 (aggregate face value $203,977,730) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/20/10	$1,471,916	$1,418,103	$53,813

	British Pound	Sell	10/20/10	14,142	13,945	(197)

	Canadian Dollar	Sell	10/20/10	$93,476	$92,119	$(1,357)

	Euro	Buy	10/20/10	576,648	555,243	21,405

	Hungarian Forint	Sell	10/20/10	272,422	243,064	(29,358)

	Japanese Yen	Buy	10/20/10	292,065	289,154	2,911

	Malaysian Ringgit	Buy	10/20/10	323,457	320,909	2,548

	Mexican Peso	Sell	10/20/10	267,040	268,126	1,086

	Norwegian Krone	Buy	10/20/10	585,544	563,687	21,857

	Polish Zloty	Buy	10/20/10	815,237	764,287	50,950

	Swedish Krona	Sell	10/20/10	112,229	107,203	(5,026)

	Swiss Franc	Sell	10/20/10	1,304,578	1,265,281	(39,297)

	Taiwan Dollar	Sell	10/20/10	526,574	518,377	(8,197)

UBS AG

	Australian Dollar	Buy	10/20/10	2,034,934	1,965,065	69,869

	British Pound	Sell	10/20/10	3,072,162	3,004,255	(67,907)

	Canadian Dollar	Sell	10/20/10	1,515,075	1,512,709	(2,366)

	Czech Koruna	Sell	10/20/10	558,841	519,364	(39,477)

	Euro	Sell	10/20/10	1,074,873	1,006,057	(68,816)

	Japanese Yen	Buy	10/20/10	1,364,736	1,339,724	25,012

	Mexican Peso	Sell	10/20/10	1,801	1,865	64

	Norwegian Krone	Buy	10/20/10	1,358,583	1,367,890	(9,307)

	South African Rand	Sell	10/20/10	920,005	882,874	(37,131)

	Swedish Krona	Buy	10/20/10	1,722,351	1,533,983	188,368

	Swiss Franc	Sell	10/20/10	1,799,692	1,747,231	(52,461)

Westpac Banking Corp.

	Australian Dollar	Buy	10/20/10	3,067,456	2,899,974	167,482

	British Pound	Buy	10/20/10	106,695	104,105	2,590

	Canadian Dollar	Sell	10/20/10	17,800	17,377	(423)

	Euro	Buy	10/20/10	2,418,676	2,269,253	149,423

	Japanese Yen	Sell	10/20/10	3,297,300	3,264,025	(33,275)

	New Zealand Dollar	Sell	10/20/10	426,456	413,238	(13,218)

	Norwegian Krone	Buy	10/20/10	2,096,381	1,998,006	98,375

	Swedish Krona	Sell	10/20/10	1,357,993	1,338,989	(19,004)

	Swiss Franc	Sell	10/20/10	1,301,725	1,264,213	(37,512)

Total						$110,223

FUTURES CONTRACTS OUTSTANDING at 9/30/10

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	109	$75,107,543	Dec-10	$(1,101)

Canadian Government Bond
10 yr (Short)	36	4,430,554	Dec-10	11,110

Euro STOXX 50 Index (Short)	675	25,209,690	Dec-10	490,153

Euro-Bobl 5 yr (Short)	6	987,108	Dec-10	3,581

Euro-Bund 10 yr (Long)	2	358,554	Dec-10	(962)

Euro-Schatz 2 yr (Long)	10	1,487,974	Dec-10	(4,631)

FTSE 100 Index (Short)	193	16,771,479	Dec-10	27,513

IBEX 35 Index (Long)	27	3,844,432	Oct-10	(81,450)

Japanese Government Bond
10 yr (Long)	5	8,599,352	Dec-10	(27)

MSCI EAFE Index E-Mini (Short)	101	7,860,830	Dec-10	(305,177)

NASDAQ 100 Index E-Mini (Short)	136	5,427,760	Dec-10	(288,048)

Russell 2000 Index Mini (Long)	242	16,322,900	Dec-10	(106,633)

Russell 2000 Index Mini (Short)	120	8,094,000	Dec-10	(492,240)

S&P 500 Index (Long)	10	2,841,750	Dec-10	31,806

S&P 500 Index E-Mini (Long)	81	4,603,838	Dec-10	129,034

S&P 500 Index E-Mini (Short)	1,635	92,929,313	Dec-10	(2,401,592)

S&P Mid Cap 400 Index E-Mini (Long)	5	400,050	Dec-10	11,505

S&P Mid Cap 400 Index E-Mini (Short)	96	7,680,960	Dec-10	(113,956)

SGX MSCI Singapore Index (Short)	41	2,268,304	Oct-10	20,389

SPI 200 Index (Short)	46	5,115,430	Dec-10	75,011

Tokyo Price Index (Short)	143	14,173,102	Dec-10	(150,092)

U.K. Gilt 10 yr (Long)	156	30,478,515	Dec-10	(29,448)

U.S. Treasury Bond 20 yr (Long)	1,081	144,549,969	Dec-10	1,139,861

U.S. Treasury Bond 30 yr (Long)	288	40,689,000	Dec-10	(255,961)

U.S. Treasury Note 2 yr (Long)	712	156,272,876	Dec-10	271,492

U.S. Treasury Note 2 yr (Short)	83	18,217,203	Dec-10	(35,173)

U.S. Treasury Note 5 yr (Long)	168	20,305,688	Dec-10	227,884

U.S. Treasury Note 5 yr (Short)	21	2,538,211	Dec-10	(20,548)

U.S. Treasury Note 10 yr (Long)	1,039	130,962,703	Dec-10	1,036,682

U.S. Treasury Note 10 yr (Short)	288	36,301,500	Dec-10	(253,250)

Total				$(1,064,268)

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,429,900)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$9,242,000	Aug-11/4.49	$40,942

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	9,242,000	Aug-11/4.49	1,338,981

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,429,900) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$18,744,000	Jul-11/4.525	$65,042

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	18,744,000	Jul-11/4.525	2,805,602

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	6,539,000	Aug-11/4.475	30,014

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	6,539,000	Aug-11/4.475	938,412

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,621,000	Aug-11/4.55	18,900

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,621,000	Aug-11/4.55	692,364

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	4,875,000	Aug-11/4.7	14,966

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	4,875,000	Aug-11/4.7	794,674

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	28,116,000	Jul-11/4.745	73,945

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	28,116,000	Jul-11/4.745	4,717,863

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	8,789,500	Jul-11/4.5475	29,533

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	8,789,500	Jul-11/4.5475	1,332,137

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	17,579,000	Jul-11/4.52	61,351

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	17,579,000	Jul-11/4.52	2,623,842

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,429,900) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$18,744,000	Jul-11/4.46	$71,415

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	18,744,000	Jul-11/4.46	2,697,392

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	419,740	Feb-15/5.36	13,113

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	419,740	Feb-15/5.36	61,408

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	3,835,120	Feb-15/5.27	124,637

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	3,835,120	Feb-15/5.27	540,483

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	975,100	Oct-10/4.02	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	975,100	Oct-10/4.02	126,919

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	9,715,000	May-12/5.51	55,318

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	9,715,000	May-12/5.51	2,019,462

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.50% versus the three month USD-LIBOR-BBA
maturing November 17, 2040.	19,118,900	Nov-10/3.50	339,743

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 3.50%
versus the three month USD-LIBOR-BBA maturing
November 17, 2040.	19,118,900	Nov-10/3.50	886,352

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	14,553,200	Mar-11/4.7375	5,530

WRITTEN OPTIONS OUTSTANDING at 9/30/10 (premiums received $18,429,900) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	$14,553,200	Mar-11/4.665	$6,112

Total			$22,526,452

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	5,990,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(15,053)

AUD	3,120,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	(6,891)

AUD	3,100,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(30,039)

AUD	5,970,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	25,228

CAD	2,650,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(50,764)

AUD	8,390,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	22,971

AUD	4,920,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	(27,104)

GBP	10,940,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	121,343

GBP	6,410,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(316,663)

	$92,819,800	267	7/23/12	3 month USD-
				LIBOR-BBA	0.80%	447,355

	65,576,100	39,234	7/23/15	1.90%	3 month USD-
					LIBOR-BBA	(1,513,904)

	89,921,600	(726,000)	9/9/20	3 month USD-
				LIBOR-BBA	2.69%	463,260

Barclays Bank PLC
AUD	3,120,000 E	—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	114,376

AUD	3,440,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	—

	$1,127,200	(1,528)	3/5/19	3.53%	3 month USD-
					LIBOR-BBA	(109,490)

	9,023,000 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(1,213,864)

	9,329,800	(213,419)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	964,993

	16,230,500	426,051	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(1,715,254)

	9,763,200	(3,140)	4/16/13	1.78%	3 month USD-
					LIBOR-BBA	(327,122)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$174,734,800	$(349,217)	4/16/16	3.01%	3 month USD-
					LIBOR-BBA	$(15,030,709)

AUD	7,040,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	$(32,538)

AUD	2,800,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	1,370

	$11,896,800	—	8/9/15	3 month USD-
				LIBOR-BBA	1.77%	193,693

GBP	3,680,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	12,176

GBP	3,680,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	40,626

AUD	5,000,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(86,287)

	$18,080,000	—	8/27/15	3 month USD-
				LIBOR-BBA	1.6275%	150,638

	8,800,000	—	8/27/40	3.21625%	3 month USD-
					LIBOR-BBA	172,636

	14,344,000	—	9/1/15	1.72%	3 month USD-
					LIBOR-BBA	(179,098)

	6,861,000	—	9/1/40	3 month USD-
				LIBOR-BBA	3.35%	42,430

	6,800,000	—	7/6/30	3.5675%	3 month USD-
					LIBOR-BBA	(429,581)

Citibank, N.A.
	35,796,300	(11,326)	6/28/19	3 month USD-
				LIBOR-BBA	3.04%	2,163,987

GBP	42,260,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	328,981

GBP	33,800,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(1,262,579)

GBP	10,020,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	618,382

	$5,948,400	—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	206,954

	53,857,000	—	9/1/12	3 month USD-
				LIBOR-BBA	0.67375%	110,087

	7,446,000	—	9/1/20	2.557%	3 month USD-
					LIBOR-BBA	(8,842)

	21,879,400	—	9/24/12	0.6175%	3 month USD-
					LIBOR-BBA	(11,023)

	11,767,200	—	9/24/20	2.5875%	3 month USD-
					LIBOR-BBA	(29,616)

Credit Suisse International
	72,262,300	(408,471)	2/22/40	4.58%	3 month USD-
					LIBOR-BBA	(18,166,724)

	56,630,500	1,353	3/19/11	3 month USD-
				LIBOR-BBA	0.5%	50,266

	669,500	(426)	5/19/15	3 month USD-
				LIBOR-BBA	2.44%	36,997

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	5,520,000	$—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	$(48,133)

MXN	31,990,000 F	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	78,746

	$11,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(209,707)

	11,800,000	—	9/27/12	3 month USD-
				LIBOR-BBA	0.6125%	3,964

	3,300,000	—	9/27/20	3 month USD-
				LIBOR-BBA	2.53875%	(7,326)

CHF	21,170,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(92,440)

CHF	21,170,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(97,622)

CHF	21,170,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(78,850)

GBP	10,570,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(366,743)

GBP	5,850,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	358,849

Deutsche Bank AG
	$1,454,900	806	7/27/12	3 month USD-
				LIBOR-BBA	0.78%	7,197

	402,500	556	7/27/14	3 month USD-
				LIBOR-BBA	1.51%	7,008

	163,688,200	383,456	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	6,870,841

MXN	31,990,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	95,715

	$307,895,000	—	10/24/10	3 month USD-
				LIBOR-BBA	2.604%	3,616,284

Goldman Sachs International
AUD	1,487,500 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	49,165

AUD	4,520,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	150,488

	$195,778,400	675,442	4/8/16	3.28%	3 month USD-
					LIBOR-BBA	(18,988,182)

	37,461,100	—	7/20/40	3 month USD-
				LIBOR-BBA	3.7275%	3,121,801

	72,099,200	77,041	5/12/15	2.52%	3 month USD-
					LIBOR-BBA	(4,263,150)

CHF	21,720,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(73,340)

	$45,325,400	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	500,109

	13,120,200	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(947,362)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
AUD	5,990,000	$—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	$(12,712)

AUD	3,110,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	(7,943)

AUD	2,830,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	95,371

JPMorgan Chase Bank, N.A.
	$33,631,600	(26,171)	2/26/11	3 month USD-
				LIBOR-BBA	0.56%	13,075

AUD	7,040,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(56,521)

AUD	5,280,000	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(51,117)

	$9,023,000 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(1,156,297)

	11,401,400	(266,793)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	1,220,881

	7,600,900	(177,101)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	794,009

	37,461,100	—	7/20/40	3 month USD-
				LIBOR-BBA	3.7225%	3,085,095

	35,261,800	—	7/22/12	3 month USD-
				LIBOR-BBA	0.8075%	175,496

	3,202,100	—	7/22/40	3.75%	3 month USD-
					LIBOR-BBA	(280,461)

MXN	4,570,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	13,803

AUD	6,110,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	217,932

JPY	1,012,050,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(128,990)

AUD	5,280,000	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(27,691)

	$1,000,000	—	8/16/20	2.732%	3 month USD-
					LIBOR-BBA	(19,064)

AUD	4,880,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	71,574

JPY	1,009,250,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	66,961

AUD	8,370,000	—	9/16/15	6 month AUD-
				BBR-BBSW	5.375%	(23,037)

AUD	4,100,000	—	9/16/20	5.549%	6 month AUD-
					BBR-BBSW	(1,800)

CAD	2,650,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(51,333)

JPY	353,600,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	83,831

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
JPY	475,400,000 E	$—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	$(60,772)

PLN	10,420,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	72,905

	$88,884,200	334,005	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(9,764,933)

Total						$(50,318,822)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
GBP	5,590,000 F	$—	5/18/13	(3.38%)	GBP Non-revised	$(35,774)
					UK Retail Price
					Index

Credit Suisse International
units	3,066	—	7/12/11	(3 month USD-	The Middle East	271,166
				LIBOR-BBA)	Custom Basket
					Index currently
					sponsored by
					Credit Suisse
					ticker CSGCCPUT

shares	499,454	—	8/22/11	(3 month USD-	iShares MSCI	1,937,663
				LIBOR-BBA)	Emerging Markets
					Index

Goldman Sachs International
	$2,795,000	—	7/28/11	(0.685%)	USA Non Revised	7,071
					Consumer Price
					Index- Urban
					(CPI-U)

	2,795,000	—	7/29/11	(0.76%)	USA Non Revised	5,059
					Consumer Price
					Index- Urban
					(CPI-U)

	2,795,000	—	7/30/11	(0.73%)	USA Non Revised	5,981
					Consumer Price
					Index- Urban
					(CPI-U)

baskets	393	—	9/26/11	(1 month USD-	A basket	1,325
				LIBOR-BBA)	(GSGLPMIN)
					of common stocks

baskets	6,147	—	11/24/10	(3 month USD-	A basket	536,744
				LIBOR-BBA plus	(GSPMTGCC)
				85 bp)	of common stocks

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
shares	$551,399	$—	10/20/10	(3 month USD-	iShares MSCI	$2,567,708
				LIBOR-BBA plus	Emerging Markets
				5 bp)	Index

EUR	3,105,000 F	—	8/10/12	(1.435%)	Eurostat Eurozone	8,138
					HICP excluding
					tobacco

Total						$5,305,081

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Citibank, N.A.
DJ CDX EM Series 11
Index	—	$(8,100)	$300,000	6/20/14	(500 bp)	$(43,271)

Lighthouse
International Co.,
SA, 8%, 4/30/14	Caa1	—	EUR 1,000,000	3/20/13	815 bp	(226,634)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(13,264)	$1,490,000	12/20/19 (100 bp)		131,779

DJ CDX NA HY Series
15 Version 1 Index	B+	594,947	18,665,000	12/20/15 500 bp		124,153

DJ CDX NA HY Series
15 Version 1 Index	B+	440,539	13,053,000	12/20/15 500 bp		109,486

DJ CMB NA CMBX AJ
Index	—	(460,732)	1,433,000	2/17/51	(96 bp)	68,246

Deutsche Bank AG
DJ CDX EM Series 11
Index	—	(35,420)	1,610,000	6/20/14	(500 bp)	(222,129)

DJ CDX NA HY Series
15 Version 1 Index	B+	28,125	900,000	12/20/15 500 bp		5,424

DJ CDX NA IG Series
15 Version 1 Index	BBB+	12,031	3,765,000	12/20/15 100 bp		1,037

Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	665,000	12/20/13 112 bp		1,030

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 440,000	9/20/13	715 bp	57,619

Universal Corp.,
5.2%, 10/15/13	—	—	$710,000	3/20/15	(95 bp)	37,825

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/10 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG cont.
Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	$—	EUR 690,000	9/20/13	477 bp	$58,768

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B+	—	EUR 690,000	9/20/13	535 bp	74,423

Goldman Sachs International
Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 680,000	3/20/13	680 bp	(157,967)

Southern California
Edison Co., 7 5/8%,
1/15/10	A3	—	$615,000	12/20/13	118.1 bp	2,694

JPMorgan Chase Bank, N.A.
Computer Science
Corp., 5%, 2/15/13	—	—	1,310,000	3/20/18	(82 bp)	67,758

DJ CDX NA HY Series
15 Version 1 Index	B+	618,821	19,414,000	12/20/15	500 bp	128,677

DJ CDX NA HY Series
15 Version 1 Index	B+	420,648	12,943,000	12/20/15	500 bp	92,385

Glencore Funding
LLC, 6%, 4/15/14	—	—	2,264,000	6/20/14	(148 bp)	117,771

Merrill Lynch Capital Services, Inc.
Pacific Gas &
Electric Co., 4.8%,
3/1/14	A3	—	710,000	12/20/13	113 bp	181

Morgan Stanley Capital Services, Inc.
DJ iTraxx Europe
Crossover Series 12
Version 1	—	(23,122)	EUR 1,943,000	12/20/14	(500 bp)	(110,207)

Universal Corp.,
5.2%, 10/15/13	—	—	$2,130,000	3/20/13	(89 bp)	37,079

Total						$356,127

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

Growth Portfolio

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$68,950,965	$—	$—

Capital goods	63,686,995	—	—

Communication services	42,430,499	—	—

Conglomerates	18,095,189	—	—

Consumer cyclicals	119,986,147	—	2,617

Consumer staples	83,863,491	—	—

Energy	90,831,789	89,172	—

Financials	161,720,680	—	—

Health care	93,504,602	—	—

Technology	151,076,148	—	—

Transportation	12,091,167	—	—

Utilities and power	37,822,451	—	—

Total common stocks	944,060,123	89,172	2,617

Asset-backed securities	—	21,792,987	—

Convertible bonds and notes	—	2,571,352	—

Convertible preferred stocks	—	381,365	—

Corporate bonds and notes	—	195,247,268	3,936,520

Foreign government bonds and notes	—	3,928,062	—

Investment Companies	13,354,168	—	—

Mortgage-backed securities	—	75,777,181	855,257

Municipal bonds and notes	—	207,687	—

Preferred stocks	—	666,105	—

Purchased options outstanding	—	13,129,354	—

Senior loans	—	5,559,662	—

U.S. Government and Agency Mortgage Obligations	—	104,172,866	—

U.S. Treasury Obligations	—	4,915,697	—

Warrants	—	372	8,851

Short-term investments	327,792,675	127,349,627	—

Totals by level	$1,285,206,966	$555,788,757	$4,803,245

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$4,224,474	$—

Futures contracts	8,316,358	—	—

Written options	—	(21,884,517)	—

Interest rate swap contracts	—	(37,331,128)	—

Total return swap contracts	—	8,894,259	—

Credit default contracts	—	(2,007,176)	—

Totals by level	$8,316,358	$(48,104,088)	$—

At the start and close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

Balanced Portfolio

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$40,215,263	$—	$—

Capital goods	40,905,057	—	—

Communication services	25,827,937	—	—

Conglomerates	12,681,780	—	—

Consumer cyclicals	75,118,971	—	2,889

Consumer staples	56,966,913	—	—

Energy	57,315,385	79,254	—

Financials	88,538,722	—	—

Health care	65,429,714	—	—

Technology	104,099,876	—	—

Transportation	7,177,172	—	—

Utilities and power	25,300,474	—	—

Total common stocks	599,577,264	79,254	2,889

Asset-backed securities	—	35,000,659	—

Convertible bonds and notes	—	2,088,776	—

Convertible preferred stocks	—	378,590	—

Corporate bonds and notes	—	247,130,951	161,680

Foreign government bonds and notes	—	4,830,492	—

Investment companies	14,863,306	—	—

Mortgage-backed securities	—	76,377,291	1,864,704

Municipal bonds and notes	—	436,143	—

Preferred stocks	—	691,795	—

Purchased options outstanding	—	12,603,845	—

Senior loans	—	7,024,191	—

U.S. Government and agency mortgage obligations	—	189,627,820	—

Warrants	—	222	9,137

Short-term investments	277,830,890	136,286,687	—

Totals by level	$892,271,460	$712,556,716	$2,038,410

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$3,064,863	$—

Futures contracts	4,980,098	—	—

Written options	—	(24,214,848)	—

Interest rate swap contracts	—	(62,016,800)	—

Total return swap contracts	—	7,351,353	—

Credit default contracts	—	(1,310,037)	—

Totals by level	$4,980,098	$(77,125,469)	$—

At the start and close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

Conservative Portfolio

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$23,100,549	$—	$—

Capital goods	23,188,205	—	—

Communication services	14,586,784	—	—

Conglomerates	7,160,274	—	—

Consumer cyclicals	41,966,810	—	1,844

Consumer staples	32,032,421	—	—

Energy	32,404,688	61,920	—

Financials	50,059,344	—	—

Health care	36,392,899	—	—

Technology	58,507,768	—	—

Transportation	3,948,844	—	—

Utilities and power	14,241,746	—	—

Total common stocks	337,590,332	61,920	1,844

Asset-backed securities	—	28,526,520	—

Convertible bonds and notes	—	1,488,744	—

Convertible preferred stocks	—	287,200	—

Corporate bonds and notes	—	228,266,975	110,940

Foreign government bonds and notes	—	4,522,600	—

Investment Companies	7,037,208	—	—

Mortgage-backed securities	—	78,642,604	1,603,082

Municipal bonds and notes	—	555,571	—

Preferred stocks	—	476,183	—

Purchased options outstanding	—	13,352,989	—

Senior loans	—	4,382,783	—

U.S. Government and Agency Mortgage Obligations	—	252,165,167	—

Warrants	—	72	6,282

Short-term investments	310,212,021	110,765,534	—

Totals by level	$654,839,561	$723,494,862	$1,722,148

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$110,223	$—

Futures contracts	(1,064,268)	—	—

Written options	—	(22,526,452)	—

Interest rate swap contracts	—	(50,073,441)	—

Total return swap contracts	—	5,305,081	—

Credit default contracts	—	(1,218,346)	—

Totals by level	$(1,064,268)	$(68,402,935)	$—

At the start and close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

Putnam Asset Allocation: Growth Portfolio

ASSETS

Investment in securities, at value, including $23,226,148 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,377,786,904)	$1,493,357,187
Affiliated issuers (identified cost $352,441,781) (Notes 1 and 6)	352,441,781

Foreign currency (cost $1,134,435) (Note 1)	1,148,489

Dividends, interest and other receivables	7,605,183

Receivable for shares of the fund sold	4,108,914

Receivable for investments sold	36,505,019

Unrealized appreciation on swap contracts (Note 1)	41,867,998

Unrealized appreciation on forward currency contracts (Note 1)	12,167,139

Premium paid on swap contracts (Note 1)	2,898,338

Total assets	1,952,100,048

LIABILITIES

Payable to custodian	11,591,641

Payable for variation margin (Note 1)	149,183

Payable for investments purchased	18,637,878

Payable for purchases of delayed delivery securities (Note 1)	94,270,330

Payable for shares of the fund repurchased	12,109,842

Payable for compensation of Manager (Note 2)	818,925

Payable for investor servicing fees (Note 2)	294,322

Payable for custodian fees (Note 2)	158,440

Payable for Trustee compensation and expenses (Note 2)	216,342

Payable for administrative services (Note 2)	3,141

Payable for distribution fees (Note 2)	989,745

Unrealized depreciation on forward currency contracts (Note 1)	7,942,665

Written options outstanding, at value (premiums received $18,384,813) (Notes 1 and 3)	21,884,517

Premium received on swap contracts (Note 1)	4,350,243

Unrealized depreciation on swap contracts (Note 1)	70,860,138

Collateral on securities loaned, at value (Note 1)	24,649,106

Collateral on certain derivative contracts, at value (Note 1)	4,915,697

Other accrued expenses	337,314

Total liabilities	274,179,469

Net assets	$1,677,920,579

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,958,743,222

Undistributed net investment income (Note 1)	29,688,227

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(406,102,385)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	95,591,515

Total — Representing net assets applicable to capital shares outstanding	$1,677,920,579

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,160,683,744 divided by 99,072,707 shares)	$11.72

Offering price per class A share (100/94.25 of $11.72)*	$12.44

Net asset value and offering price per class B share ($175,341,131 divided by 15,226,371 shares)**	$11.52

Net asset value and offering price per class C share ($134,497,532 divided by 11,908,838 shares)**	$11.29

Net asset value and redemption price per class M share ($29,272,472 divided by 2,542,116 shares)	$11.52

Offering price per class M share (100/96.50 of $11.52)*	$11.94

Net asset value, offering price and redemption price per class R share
($13,668,858 divided by 1,185,221 shares)	$11.53

Net asset value, offering price and redemption price per class Y share
($164,456,842 divided by 13,916,851 shares)	$11.82

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

Putnam Asset Allocation: Growth Portfolio

INVESTMENT INCOME

Interest (including interest income of $570,921 from investments in affiliated issuers) (Note 6)	$29,740,800

Dividends (net of foreign tax of $864,380)	20,683,820

Securities lending (including interest income of $64,793 from investments
in affiliated issuers) (Note 1)	380,685

Total investment income	50,805,305

EXPENSES

Compensation of Manager (Note 2)	10,307,695

Investor servicing fees (Note 2)	4,224,323

Custodian fees (Note 2)	423,136

Trustee compensation and expenses (Note 2)	125,833

Administrative services (Note 2)	80,527

Distribution fees — Class A (Note 2)	2,864,974

Distribution fees — Class B (Note 2)	1,890,733

Distribution fees — Class C (Note 2)	1,346,641

Distribution fees — Class M (Note 2)	224,481

Distribution fees — Class R (Note 2)	63,240

Other	1,031,052

Total expenses	22,582,635

Expense reduction (Note 2)	(160,278)

Net expenses	22,422,357

Net investment income	28,382,948

Net realized gain on investments (net of foreign taxes of $61,841) (Notes 1 and 3)	94,866,321

Net increase from payments by affiliates (Note 2)	6,507

Net realized loss on swap contracts (Note 1)	(161,383)

Net realized gain on futures contracts (Note 1)	45,954,060

Net realized gain on foreign currency transactions (Note 1)	14,259,414

Net realized gain on written options (Notes 1 and 3)	3,576,907

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	115,037

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, TBA sale commitments and receivable purchase agreements during the year	(9,436,295)

Net gain on investments	149,180,568

Net increase in net assets resulting from operations	$177,563,516

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Growth Portfolio

DECREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$28,382,948	$30,094,303

Net realized gain (loss) on investments and
foreign currency transactions	158,501,826	(346,782,816)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(9,321,258)	310,746,106

Net increase (decrease) in net assets resulting from operations	177,563,516	(5,942,407)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(48,387,622)	(43,716,452)

Class B	(7,193,779)	(6,364,261)

Class C	(5,054,207)	(4,077,608)

Class M	(1,199,621)	(1,014,414)

Class R	(496,570)	(292,243)

Class Y	(10,091,298)	(6,229,091)

Increase in capital from settlement payments	54,004	25,944

Redemption fees (Note 1)	2,190	8,814

Decrease from capital share transactions (Note 4)	(172,613,693)	(174,034,974)

Total decrease in net assets	(67,417,080)	(241,636,692)

NET ASSETS

Beginning of year	1,745,337,659	1,986,974,351

End of year (including undistributed net investment income
of $29,688,227 and $41,594,090, respectively)	$1,677,920,579	$1,745,337,659

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [h]

Class A
September 30, 2010	$11.03	.20	.98	1.18	(.49)	—	(.49)	—	— [e,f]	$11.72	10.98	$1,160,684	1.20	1.79	115.92
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	—	— [e,i]	11.03	2.31	1,127,303	1.22 [d,j]	2.09 [d]	130.14
September 30, 2008	15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	—	—	11.30	(23.82)	1,338,008	1.13 [d]	2.08 [d]	112.72
September 30, 2007	13.32	.22	1.68	1.90	(.08)	—	(.08)	—	—	15.14	14.31	1,763,893	1.14 [d]	1.52 [d]	80.70
September 30, 2006	11.97	.19 [g]	1.26	1.45	(.10)	—	(.10)	—	—	13.32	12.19 [g]	1,152,980	1.14 [d,g]	1.51 [d,g]	85.02

Class B
September 30, 2010	$10.85	.11	.97	1.08	(.41)	—	(.41)	—	— [e,f]	$11.52	10.18	$175,341	1.95	1.03	115.92
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	—	— [e,i]	10.85	1.64	201,795	1.97 [d,j]	1.34 [d]	130.14
September 30, 2008	14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	—	—	11.05	(24.38)	269,312	1.88 [d]	1.30 [d]	112.72
September 30, 2007	13.05	.11	1.64	1.75	—	—	—	—	—	14.80	13.41	432,178	1.89 [d]	.76 [d]	80.70
September 30, 2006	11.73	.09 [g]	1.24	1.33	(.01)	—	(.01)	—	—	13.05	11.37 [g]	363,651	1.89 [d,g]	.75 [d,g]	85.02

Class C
September 30, 2010	$10.66	.11	.93	1.04	(.41)	—	(.41)	—	— [e,f]	$11.29	10.05	$134,498	1.95	1.04	115.92
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	—	— [e,i]	10.66	1.63	134,572	1.97 [d,j]	1.34 [d]	130.14
September 30, 2008	14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	—	—	10.87	(24.37)	167,237	1.88 [d]	1.31 [d]	112.72
September 30, 2007	12.86	.11	1.61	1.72	— [e]	—	— [e]	—	—	14.58	13.40	241,464	1.89 [d]	.77 [d]	80.70
September 30, 2006	11.57	.09 [g]	1.22	1.31	(.02)	—	(.02)	—	—	12.86	11.38 [g]	150,255	1.89 [d,g]	.76 [d,g]	85.02

Class M
September 30, 2010	$10.86	.14	.96	1.10	(.44)	—	(.44)	—	— [e,f]	$11.52	10.41	$29,272	1.70	1.28	115.92
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	—	— [e,i]	10.86	1.84	29,912	1.72 [d,j]	1.58 [d]	130.14
September 30, 2008	14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	—	—	11.09	(24.15)	37,313	1.63 [d]	1.57 [d]	112.72
September 30, 2007	13.09	.14	1.65	1.79	(.02)	—	(.02)	—	—	14.86	13.65	50,657	1.64 [d]	1.00 [d]	80.70
September 30, 2006	11.77	.12 [g]	1.24	1.36	(.04)	—	(.04)	—	—	13.09	11.60 [g]	40,409	1.64 [d,g]	1.00 [d,g]	85.02

Class R
September 30, 2010	$10.88	.17	.95	1.12	(.47)	—	(.47)	—	— [e,f]	$11.53	10.60	$13,669	1.45	1.54	115.92
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	—	— [e,i]	10.88	1.97	10,844	1.47 [d,j]	1.85 [d]	130.14
September 30, 2008	14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	—	—	11.16	(24.08)	8,950	1.38 [d]	1.88 [d]	112.72
September 30, 2007	13.18	.18	1.66	1.84	(.06)	—	(.06)	—	—	14.96	14.00	7,447	1.39 [d]	1.28 [d]	80.70
September 30, 2006	11.87	.17 [g]	1.23	1.40	(.09)	—	(.09)	—	—	13.18	11.85 [g]	6,258	1.39 [d,g]	1.31 [d,g]	85.02

Class Y
September 30, 2010	$11.12	.23	.98	1.21	(.51)	—	(.51)	—	— [e,f]	$11.82	11.24	$164,457.95		2.02	115.92
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	—	— [e,i]	11.12	2.43	240,911	.97 [d,j]	2.41 [d]	130.14
September 30, 2008	15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	—	—	11.42	(23.55)	166,154	.88 [d]	2.30 [d]	112.72
September 30, 2007	13.44	.26	1.69	1.95	(.11)	—	(.11)	—	—	15.28	14.55	217,314	.89 [d]	1.75 [d]	80.70
September 30, 2006	12.08	.22 [g]	1.27	1.49	(.13)	—	(.13)	—	—	13.44	12.40 [g]	154,877	.89 [d,g]	1.73 [d,g]	85.02

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

188	189

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.07%

September 30, 2008	0.02

September 30, 2007	0.01

September 30, 2006	0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

Putnam Asset Allocation: Balanced Portfolio

ASSETS

Investment in securities, at value, including $17,258,864 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,231,832,242)	$1,310,945,680
Affiliated issuers (identified cost $295,920,906) (Notes 1 and 6)	295,920,906

Dividends, interest and other receivables	7,681,983

Receivable for shares of the fund sold	4,900,590

Receivable for investments sold	23,982,876

Receivable for variation margin (Note 1)	346,885

Unrealized appreciation on swap contracts (Note 1)	47,509,253

Unrealized appreciation on forward currency contracts (Note 1)	10,064,504

Premium paid on swap contracts (Note 1)	2,456,464

Total assets	1,703,809,141

LIABILITIES

Payable to custodian	8,727,336

Payable for investments purchased	12,327,290

Payable for purchases of delayed delivery securities (Note 1)	169,786,148

Payable for shares of the fund repurchased	10,490,771

Payable for compensation of Manager (Note 2)	581,342

Payable for investor servicing fees (Note 2)	251,346

Payable for custodian fees (Note 2)	104,727

Payable for Trustee compensation and expenses (Note 2)	226,730

Payable for administrative services (Note 2)	2,565

Payable for distribution fees (Note 2)	771,486

Written options outstanding, at value (premiums received $19,277,569) (Notes 1 and 3)	24,214,848

Premium received on swap contracts (Note 1)	4,781,480

Unrealized depreciation on swap contracts (Note 1)	101,159,721

Unrealized depreciation on forward currency contracts (Note 1)	6,999,641

Collateral on securities loaned, at value (Note 1)	18,090,016

Other accrued expenses	199,184

Total liabilities	358,714,631

Net assets	$1,345,094,510

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,612,971,991

Undistributed net investment income (Note 1)	17,808,101

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(314,224,312)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	28,538,730

Total — Representing net assets applicable to capital shares outstanding	$1,345,094,510

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($931,461,315 divided by 88,931,988 shares)	$10.47

Offering price per class A share (100/94.25 of $10.47)*	$11.11

Net asset value and offering price per class B share ($114,660,869 divided by 10,994,291 shares)**	$10.43

Net asset value and offering price per class C share ($98,133,840 divided by 9,546,759 shares)**	$10.28

Net asset value and redemption price per class M share ($23,600,371 divided by 2,256,762 shares)	$10.46

Offering price per class M share (100/96.50 of $10.46)*	$10.84

Net asset value, offering price and redemption price per class R share
($9,613,535 divided by 923,319 shares)	$10.41

Net asset value, offering price and redemption price per class Y share
($167,624,580 divided by 15,981,511 shares)	$10.49

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

Putnam Asset Allocation: Balanced Portfolio

INVESTMENT INCOME

Interest (net of foreign tax of $27,506 ) (including interest income
of $473,599 from investments in affiliated issuers) (Note 6)	$39,102,133

Dividends (net of foreign tax of $408,908)	13,567,835

Securities lending (including interest income of $40,762 from investments
in affiliated issuers) (Note 1)	268,706

Total investment income	52,938,674

EXPENSES

Compensation of Manager (Note 2)	7,735,942

Investor servicing fees (Note 2)	3,434,874

Custodian fees (Note 2)	243,366

Trustee compensation and expenses (Note 2)	102,354

Administrative services (Note 2)	65,580

Distribution fees — Class A (Note 2)	2,337,426

Distribution fees — Class B (Note 2)	1,237,412

Distribution fees — Class C (Note 2)	991,541

Distribution fees — Class M (Note 2)	171,015

Distribution fees — Class R (Note 2)	45,252

Other	502,893

Fees waived and reimbursed by Manager (Note 2)	(252,055)

Total expenses	16,615,600

Expense reduction (Note 2)	(87,643)

Net expenses	16,527,957

Net investment income	36,410,717

Net realized gain on investments (net of foreign taxes of $5,472) (Notes 1 and 3)	84,662,933

Net increase from payments by affiliates (Note 2)	4,893

Net realized loss on swap contracts (Note 1)	(34,037,066)

Net realized gain on futures contracts (Note 1)	47,926,046

Net realized gain on foreign currency transactions (Note 1)	12,513,851

Net realized gain on written options (Notes 1 and 3)	7,743,938

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	324,882

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, TBA sale commitments and receivable purchase agreements during the year	9,619,558

Net gain on investments	128,759,035

Net increase in net assets resulting from operations	$165,169,752

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Balanced Portfolio

DECREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$36,410,717	$32,420,034

Net realized gain (loss) on investments and
foreign currency transactions	118,814,595	(222,249,563)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	9,944,440	196,239,164

Net increase in net assets resulting from operations	165,169,752	6,409,635

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(50,491,977)	(45,548,974)

Class B	(5,893,436)	(6,161,462)

Class C	(4,753,250)	(4,257,646)

Class M	(1,124,193)	(988,624)

Class R	(472,911)	(296,043)

Class Y	(12,724,308)	(12,250,700)

Redemption fees (Note 1)	1,319	4,765

Decrease from capital share transactions (Note 4)	(206,070,679)	(193,272,694)

Total decrease in net assets	(116,359,683)	(256,361,743)

NET ASSETS

Beginning of year	1,461,454,193	1,717,815,936

End of year (including undistributed net investment income
of $17,808,101 and $29,399,133, respectively)	$1,345,094,510	$1,461,454,193

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio
												of expenses
												to average
												net assets	Ratio
			Net realized								Ratio	excluding	ofnetinvestment
	Net asset value,		and unrealized	Total from	From				Total return	Net assets,	of expenses	interest	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Net asset value,	at net asset	end of period	to average	expense	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	(%) [c,d]	net assets (%) [d]	(%) [h]

Class A
September 30, 2010	$9.82	.27	.94	1.21	(.56)	(.56)	—	$10.47	12.62	$931,461	1.10	1.10	2.71	137.77
September 30, 2009	10.01	.21	.05 [f]	.26	(.45)	(.45)	—	9.82	3.79	927,285	1.23 [i]	1.13	2.54	200.58
September 30, 2008	12.74	.36	(2.81)	(2.45)	(.28)	(.28)	—	10.01	(19.45)	1,142,882	1.09	1.09	3.07	123.63
September 30, 2007	11.86	.27	.83	1.10	(.22)	(.22)	—	12.74	9.36	1,619,706	1.06	1.06	2.19	106.89
September 30, 2006	11.04	.23 [g]	.82	1.05	(.23)	(.23)	—	11.86	9.64 [g]	1,329,409	1.00 [g]	1.00 [g]	2.04 [g]	90.03

Class B
September 30, 2010	$9.78	.20	.93	1.13	(.48)	(.48)	—	$10.43	11.80	$114,661	1.85	1.85	1.97	137.77
September 30, 2009	9.96	.14	.07 [f]	.21	(.39)	(.39)	—	9.78	3.10	131,854	1.98 [i]	1.88	1.76	200.58
September 30, 2008	12.66	.27	(2.78)	(2.51)	(.19)	(.19)	—	9.96	(19.99)	191,536	1.84	1.84	2.30	123.63
September 30, 2007	11.78	.18	.83	1.01	(.13)	(.13)	—	12.66	8.58	311,754	1.81	1.81	1.43	106.89
September 30, 2006	10.96	.14 [g]	.83	.97	(.15)	(.15)	—	11.78	8.88 [g]	324,825	1.75 [g]	1.75 [g]	1.28 [g]	90.03

Class C
September 30, 2010	$9.65	.19	.92	1.11	(.48)	(.48)	—	$10.28	11.79	$98,134	1.85	1.85	1.96	137.77
September 30, 2009	9.85	.15	.04 [f]	.19	(.39)	(.39)	—	9.65	2.97	99,579	1.98 [i]	1.88	1.79	200.58
September 30, 2008	12.53	.27	(2.76)	(2.49)	(.19)	(.19)	—	9.85	(20.01)	118,179	1.84	1.84	2.32	123.63
September 30, 2007	11.66	.18	.82	1.00	(.13)	(.13)	—	12.53	8.64	162,251	1.81	1.81	1.43	106.89
September 30, 2006	10.87	.14 [g]	.80	.94	(.15)	(.15)	—	11.66	8.72 [g]	128,541	1.75 [g]	1.75 [g]	1.29 [g]	90.03

Class M
September 30, 2010	$9.81	.22	.93	1.15	(.50)	(.50)	—	$10.46	12.08	$23,600	1.60	1.60	2.20	137.77
September 30, 2009	10.00	.17	.05 [f]	.22	(.41)	(.41)	—	9.81	3.27	22,010	1.73 i	1.63	2.04	200.58
September 30, 2008	12.72	.30	(2.80)	(2.50)	(.22)	(.22)	—	10.00	(19.82)	27,475	1.59	1.59	2.58	123.63
September 30, 2007	11.84	.21	.83	1.04	(.16)	(.16)	—	12.72	8.83	38,124	1.56	1.56	1.68	106.89
September 30, 2006	11.02	.17 [g]	.82	.99	(.17)	(.17)	—	11.84	9.11 [g]	34,730	1.50 g	1.50 [g]	1.54 [g]	90.03

Class R
September 30, 2010	$9.77	.25	.92	1.17	(.53)	(.53)	—	$10.41	12.32	$9,614	1.35	1.35	2.45	137.77
September 30, 2009	9.97	.19	.04 [f]	.23	(.43)	(.43)	—	9.77	3.45	7,476	1.48 [i]	1.38	2.31	200.58
September 30, 2008	12.69	.33	(2.79)	(2.46)	(.26)	(.26)	—	9.97	(19.62)	6,667	1.34	1.34	2.83	123.63
September 30, 2007	11.79	.24	.83	1.07	(.17)	(.17)	—	12.69	9.13	5,151	1.31	1.31	1.95	106.89
September 30, 2006	10.99	.22 [g]	.79	1.01	(.21)	(.21)	—	11.79	9.25 [g]	9,385	1.25 [g]	1.25 [g]	1.87 [g]	90.03

Class Y
September 30, 2010	$9.83	.30	.94	1.24	(.58)	(.58)	—	$10.49	12.98	$167,625.85		.85	2.99	137.77
September 30, 2009	10.03	.24	.03 [f]	.27	(.47)	(.47)	—	9.83	3.96	273,251	.98 [i]	.88	2.88	200.58
September 30, 2008	12.76	.39	(2.81)	(2.42)	(.31)	(.31)	—	10.03	(19.20)	231,078.84		.84	3.33	123.63
September 30, 2007	11.88	.30	.84	1.14	(.26)	(.26)	—	12.76	9.61	238,397.81		.81	2.43	106.89
September 30, 2006	11.06	.26 [g]	.82	1.08	(.26)	(.26)	—	11.88	9.89 [g]	166,321	.75 [g]	.75 [g]	2.28 [g]	90.03

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

196	197

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

September 30, 2008	<0.01

September 30, 2007	0.01

September 30, 2006	0.01

e Amount represents less than $0.01 per share.

f The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

Putnam Asset Allocation: Conservative Portfolio

ASSETS

Investment in securities, at value, including $8,135,877 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $993,479,554)	$1,061,431,514
Affiliated issuers (identified cost $318,625,057) (Notes 1 and 6)	318,625,057

Foreign currency (cost $112,099) (Note 1)	114,369

Dividends, interest and other receivables	6,356,178

Receivable for shares of the fund sold	3,365,705

Receivable for investments sold	19,835,847

Unrealized appreciation on swap contracts (Note 1)	33,517,039

Receivable for variation margin (Note 1)	1,048,632

Unrealized appreciation on forward currency contracts (Note 1)	3,858,213

Premium paid on swap contracts (Note 1)	2,724,230

Total assets	1,450,876,784

LIABILITIES

Payable to custodian	6,276,684

Payable for investments purchased	8,942,174

Payable for purchases of delayed delivery securities (Note 1)	247,457,780

Payable for shares of the fund repurchased	1,273,798

Payable for compensation of Manager (Note 2)	456,625

Payable for investor servicing fees (Note 2)	165,042

Payable for custodian fees (Note 2)	96,693

Payable for Trustee compensation and expenses (Note 2)	128,533

Payable for administrative services (Note 2)	2,050

Payable for distribution fees (Note 2)	302,338

Unrealized depreciation on forward currency contracts (Note 1)	3,747,990

Written options outstanding, at value (premiums received $18,429,900) (Notes 1 and 3)	22,526,452

Premium received on swap contracts (Note 1)	4,053,322

Unrealized depreciation on swap contracts (Note 1)	78,174,653

Collateral on securities loaned, at value (Note 1)	8,413,036

Collateral on certain derivative contracts, at value (Note 1)	8,970,000

Other accrued expenses	69,874

Total liabilities	391,057,044

Net assets	$1,059,819,740

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,125,726,805

Undistributed net investment income (Note 1)	11,142,880

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(95,323,867)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	18,273,922

Total — Representing net assets applicable to capital shares outstanding	$1,059,819,740

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($376,054,954 divided by 41,415,135 shares)	$9.08

Offering price per class A share (100/94.25 of $9.08)*	$9.63

Net asset value and offering price per class B share ($32,602,706 divided by 3,616,017 shares)**	$9.02

Net asset value and offering price per class C share ($43,588,973 divided by 4,845,969 shares)**	$8.99

Net asset value and redemption price per class M share ($8,767,417 divided by 973,945 shares)	$9.00

Offering price per class M share (100/96.50 of $9.00)*	$9.33

Net asset value, offering price and redemption price per class R share
($3,376,917 divided by 364,425 shares)	$9.27

Net asset value, offering price and redemption price per class Y share
($595,428,773 divided by 65,443,914 shares)	$9.10

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

Putnam Asset Allocation: Conservative Portfolio

INVESTMENT INCOME

Interest (net of foreign tax of $47,622 ) (including interest income
of $472,219 from investments in affiliated issuers) (Note 6)	$35,955,527

Dividends (net of foreign tax of $234,400)	6,910,745

Securities lending (including interest income of $22,740 from investments
in affiliated issuers) (Note 1)	117,283

Total investment income	42,983,555

EXPENSES

Compensation of Manager (Note 2)	5,691,588

Investor servicing fees (Note 2)	2,080,194

Custodian fees (Note 2)	213,436

Trustee compensation and expenses (Note 2)	74,375

Administrative services (Note 2)	48,084

Distribution fees — Class A (Note 2)	911,417

Distribution fees — Class B (Note 2)	347,989

Distribution fees — Class C (Note 2)	414,658

Distribution fees — Class M (Note 2)	67,262

Distribution fees — Class R (Note 2)	15,268

Other	223,683

Fees waived and reimbursed by Manager (Note 2)	(250,872)

Total expenses	9,837,082

Expense reduction (Note 2)	(40,872)

Net expenses	9,796,210

Net investment income	33,187,345

Net realized gain on investments (Notes 1 and 3)	59,888,391

Net increase from payments by affiliates (Note 2)	3,715

Net realized gain on swap contracts (Note 1)	32,385,524

Net realized gain on futures contracts (Note 1)	27,691,972

Net realized gain on foreign currency transactions (Note 1)	5,307,251

Net realized gain on written options (Notes 1 and 3)	6,398,138

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(389,265)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, TBA sale commitments and receivable purchase agreement during the year	(52,511,529)

Net gain on investments	78,774,197

Net increase in net assets resulting from operations	$111,961,542

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

Putnam Asset Allocation: Conservative Portfolio

INCREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$33,187,345	$26,996,441

Net realized gain (loss) on investments and foreign
currency transactions	131,674,991	(121,394,911)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(52,900,794)	162,769,009

Net increase in net assets resulting from operations	111,961,542	68,370,539

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(19,833,612)	(14,127,463)

Class B	(1,696,442)	(1,309,091)

Class C	(1,981,194)	(1,352,323)

Class M	(455,370)	(365,696)

Class R	(156,135)	(75,687)

Class Y	(31,858,737)	(20,436,761)

Increase in capital from settlement payments	—	1,231

Redemption fees (Note 1)	2,002	11,339

Increase (decrease) from capital share transactions (Note 4)	15,468,184	(26,473,968)

Total increase in net assets	71,450,238	4,242,120

NET ASSETS

Beginning of year	988,369,502	984,127,382

End of year (including undistributed net investment income
of $11,142,880 and $8,100,108, respectively)	$1,059,819,740	$988,369,502

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	(%) [c,d]	net assets (%) [d]	turnover (%) [g]

Class A
September 30, 2010	$8.60	.28	.69	.97	(.49)	(.49)	—	—	$9.08	11.57	$376,055	1.05	1.05	3.21	196.42
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	—	— [e,h]	8.60	7.52	359,937	1.28 [i]	1.17	3.00	292.22
September 30, 2008	9.84	.38	(1.54)	(1.16)	(.33)	(.33)	—	—	8.35	(12.09)	403,932	1.15	1.15	4.06	170.35
September 30, 2007	9.59	.30	.25	.55	(.30)	(.30)	—	—	9.84	5.76	492,125	1.15	1.15	3.09	150.59
September 30, 2006	9.33	.28 [f]	.31	.59	(.33)	(.33)	—	—	9.59	6.46 [f]	414,952	1.06 [f]	1.06 [f]	2.95 [f]	133.41

Class B
September 30, 2010	$8.54	.22	.68	.90	(.42)	(.42)	—	—	$9.02	10.85	$32,603	1.80	1.80	2.49	196.42
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	—	— [e,h]	8.54	7.02	37,157	2.03 [i]	1.92	2.24	292.22
September 30, 2008	9.75	.31	(1.53)	(1.22)	(.26)	(.26)	—	—	8.27	(12.77)	48,764	1.90	1.90	3.31	170.35
September 30, 2007	9.50	.23	.24	.47	(.22)	(.22)	—	—	9.75	5.00	73,813	1.90	1.90	2.36	150.59
September 30, 2006	9.25	.20 [f]	.31	.51	(.26)	(.26)	—	—	9.50	5.61 [f]	89,287	1.81 [f]	1.81 [f]	2.21 [f]	133.41

Class C
September 30, 2010	$8.53	.21	.67	.88	(.42)	(.42)	—	—	$8.99	10.62	$43,589	1.80	1.80	2.45	196.42
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	—	— [e,h]	8.53	6.79	40,389	2.03 [i]	1.92	2.25	292.22
September 30, 2008	9.76	.31	(1.53)	(1.22)	(.26)	(.26)	—	—	8.28	(12.76)	47,692	1.90	1.90	3.31	170.35
September 30, 2007	9.49	.23	.26	.49	(.22)	(.22)	—	—	9.76	5.21	56,647	1.90	1.90	2.34	150.59
September 30, 2006	9.24	.20 [f]	.31	.51	(.26)	(.26)	—	—	9.49	5.64 [f]	46,990	1.81 [f]	1.81 [f]	2.20 [f]	133.41

Class M
September 30, 2010	$8.53	.24	.67	.91	(.44)	(.44)	—	—	$9.00	11.00	$8,767	1.55	1.55	2.73	196.42
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	—	— [e,h]	8.53	7.18	8,859	1.78 [i]	1.67	2.55	292.22
September 30, 2008	9.75	.33	(1.53)	(1.20)	(.28)	(.28)	—	—	8.27	(12.54)	10,452	1.65	1.65	3.55	170.35
September 30, 2007	9.50	.25	.25	.50	(.25)	(.25)	—	—	9.75	5.27	12,409	1.65	1.65	2.59	150.59
September 30, 2006	9.25	.23 [f]	.30	.53	(.28)	(.28)	—	—	9.50	5.86 [f]	11,794	1.56 [f]	1.56 [f]	2.45 [f]	133.41

Class R
September 30, 2010	$8.75	.26	.72	.98	(.46)	(.46)	—	—	$9.27	11.55	$3,377	1.30	1.30	2.94	196.42
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	—	— [e,h]	8.75	7.74	2,594	1.53 [i]	1.42	2.71	292.22
September 30, 2008	9.95	.34	(1.53)	(1.19)	(.31)	(.31)	—	—	8.45	(12.28)	3,127	1.40	1.40	3.66	170.35
September 30, 2007	9.67	.28	.27	.55	(.27)	(.27)	—	—	9.95	5.77	1,251	1.40	1.40	2.84	150.59
September 30, 2006	9.38	.26 [f]	.34	.60	(.31)	(.31)	—	—	9.67	6.49 [f]	927	1.31 [f]	1.31 [f]	2.70 [f]	133.41

Class Y
September 30, 2010	$8.62	.31	.68	.99	(.51)	(.51)	—	—	$9.10	11.85	$595,429.80		.80	3.45	196.42
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	—	— [e,h]	8.62	8.17	539,433	1.03 [i]	.92	3.29	292.22
September 30, 2008	9.83	.40	(1.54)	(1.14)	(.35)	(.35)	—	—	8.34	(11.88)	470,161.90		.90	4.30	170.35
September 30, 2007	9.57	.33	.25	.58	(.32)	(.32)	—	—	9.83	6.14	463,781.90		.90	3.34	150.59
September 30, 2006	9.31	.30 [f]	.31	.61	(.35)	(.35)	—	—	9.57	6.75 [f]	387,395	.81 [f]	.81 [f]	3.20 [f]	133.41

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

204	205

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

September 30, 2008	0.01

September 30, 2007	0.01

September 30, 2006	0.03

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.10% of average net assets for the period ended September 30, 2006.

g Portfolio turnover excludes dollar roll transactions.

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/10

Note 1: Significant accounting policies

Putnam Asset Allocation Funds (the Trust), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the funds), each of which is represented by a separate series of shares of beneficial interest. The Trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively. The funds may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the funds. However, the funds’ management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2009 through September 30, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the funds’ manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Each fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities Each fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Each fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

G) Futures contracts Each fund uses futures contracts to hedge interest rate risk, gain exposure to interest rates, hedge prepayment risk, equitize cash and manage exposure to market risk. The potential risk to each fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately 16,000, 12,000 and 7,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on futures contracts for the reporting period.

H) Options contracts Each fund uses options contracts to hedge duration, convexity and prepayment risk, gain exposure to interest rates and volatility, hedge against changes in values of securities it owns, owned or expects to own, hedge prepayment risk, generate additional income for the portfolio and enhance return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately $158,800,000, $146,900,000 and $163,100,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

I) Forward currency contracts Each fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately $578,500,000, $482,700,000 and $219,000,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on forward currency contracts for the reporting period.

J) Total return swap contracts Each fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, manage exposure to specific sectors or industries, manage exposure to credit risk, and gain exposure to specific markets/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average notional amounts of approximately $184,800,000, $193,600,000 and $156,200,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on total return swap contracts for the reporting period.

K) Interest rate swap contracts Each fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, gain exposure on interest rates, and hedge prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average notional amounts of approximately $2,976,400,000, $4,177,400,000 and $3,593,100,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on interest rate swap contracts for the reporting period.

L) Credit default contracts Each fund enters into credit default contracts to hedge credit risk, hedge market risk and gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the funds’ portfolios. The funds had average notional amounts of approximately $154,700,000, $139,200,000 and $124,300,000 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on credit default swap contracts for the reporting period.

M) Master agreements Each fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the funds which cannot be sold or repledged totaled $8,708,819 and $14,079,689 (for Growth Portfolio and Balanced Portfolio, respectively) at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the funds had net liability positions of $51,328,721, $80,035,533 and $65,930,445 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on derivative contracts subject to the Master Agreements. Collateral posted by the funds totaled $50,902,327, $78,197,611 and $65,064,489 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively).

N) TBA purchase commitments Each fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the funds’ portfolios.

P) Dollar rolls To enhance returns, each fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Securities lending Each fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC.

At the close of the reporting period, the value of securities loaned amounted to $23,226,148, $17,258,864 and $8,135,877 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). The funds received cash collateral of $24,649,106, $18,090,016, and $8,413,036 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively).

R) Interfund lending Effective July 2010, each fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows each fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the funds did not utilize the program.

S) Line of credit Effective July 2010, each fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the funds had no borrowings against these arrangements.

T) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the Growth Portfolio, Balanced Portfolio and Conservative Portfolio had capital loss carryovers of $384,103,081, $292,931,908, and $83,707,610, respectively, available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Growth Portfolio

Loss carryover	Expiration

$271,648,791	September 30, 2017

112,454,290	September 30, 2018

Balanced Portfolio

Loss carryover	Expiration

$72,221,236	September 30, 2011

140,792,818	September 30, 2017

79,917,854	September 30, 2018

Conservative Portfolio

Loss carryover	Expiration

$54,487,143	September 30, 2011

1,108,681	September 30, 2016

11,477,221	September 30, 2017

16,634,565	September 30, 2018

U) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest only securities. Reclassifications are made to each fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the reclassifications were as follows:

Distributions in excess of net investment income

Growth Portfolio	$32,134,286

Balanced Portfolio	27,458,326

Conservative Portfolio	25,836,917

Accumulated net realized loss

Growth Portfolio	$(32,088,614)

Balanced Portfolio	(27,391,721)

Conservative Portfolio	(25,808,042)

Paid-in capital

Growth Portfolio	$(45,672)

Balanced Portfolio	(66,605)

Conservative Portfolio	(28,875)

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Growth Portfolio

Unrealized appreciation	$160,499,456
Unrealized depreciation	(57,254,804)

Net unrealized appreciation	103,244,652
Undistributed ordinary income	43,362,075
Capital loss carryforward	(384,103,081)
Cost for federal income tax purposes	$1,742,554,316

Balanced Portfolio

Unrealized appreciation	$115,874,522
Unrealized depreciation	(52,488,307)

Net unrealized appreciation	63,386,215
Undistributed ordinary income	29,738,684
Capital loss carryforward	(292,931,908)
Cost for federal income tax purposes	$1,543,480,371

Conservative Portfolio

Unrealized appreciation	$85,499,927
Unrealized depreciation	(29,616,501)

Net unrealized appreciation	55,883,426
Undistributed ordinary income	14,990,779
Capital loss carryforward	(83,707,610)
Cost for federal income tax purposes	$1,324,173,145

V) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, each fund pays Putnam Management a management fee (based on each fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the funds’ management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

Growth Portfolio:

0.750% of the first $5 billion, 0.700% of the next $5 billion, 0.650% of the next $10 billion, 0.600% of the next $10 billion, 0.550% of the next $50 billion, 0.530% of the next $50 billion, 0.520% of the next $100 billion and 0.515% of any excess thereafter.

Balanced Portfolio and Conservative Portfolio:

0.680% of the first $5 billion, 0.630% of the next $5 billion, 0.580% of the next $10 billion, 0.530% of the next $10 billion, 0.480% of the next $50 billion, 0.460% of the next $50 billion, 0.450% of the next $100 billion and 0.445% of any excess thereafter.

Prior to January 1, 2010, each fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of each fund. Such fee was based on the following annual rates: 0.700% of the first $500 million of average net assets, 0.600% of the next $500 million, 0.550% of the next $500 million, 0.500% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.440% of the next $5 billion and 0.430% thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse each fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the funds’ expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for each fund to an annual rate of 0.611%, 0.550% and 0.550% (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of each fund’s average net assets. During the reporting period, the Growth Portfolio expenses were not reduced as a result of this limit. During the reporting period, the Balanced Portfolio and Conservative Portfolio expenses were reduced by $252,055 and $250,872, respectively, as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of each fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of each fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the funds $6,507, $4,893 and $3,715 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for trading errors which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 15, 2008, the Growth Portfolio terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Purchaser) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $1,559,858 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $484,851 (exclusive of the initial payment) from the Purchasers in accordance with the terms of the Agreements.

On September 15, 2008, the Balanced Portfolio and Conservative Portfolio terminated their outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the Balanced Portfolio entered into receivable purchase agreements (Agreements) and the Conservative Portfolio entered into a receivable purchase agreement (Agreement) with other registered investment companies (each a Seller) managed by Putnam Management. Under the Agreements, the Sellers sold to the funds the right to receive, in the aggregate, $2,881,684 and $1,630,648 (for Balanced Portfolio and Conservative Portfolio, respectively) in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $895,714 and $506,854 (for Balanced Portfolio and Conservative Portfolio, respectively) (exclusive of the initial payment) to the Sellers in accordance with the terms of the Agreements and the fund paid $35,173,270 and $27,684,346 (for Balanced Portfolio and Conservative Portfolio, respectively), including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds’ assets are provided by State Street. Custody fees are based on each fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to each fund. Putnam Investor Services, Inc. received fees for investor servicing based on each fund’s retail asset level, the number of shareholder accounts in each fund and the level of defined contribution plan assets in each fund. Investor servicing fees will not exceed an annual rate of 0.375% of each fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Each fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The funds also reduced expenses through brokerage/service arrangements. For the reporting period, the funds’ expenses were reduced by $5,441, $3,809 and $2,826 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under the expense offset arrangements and by $154,837, $83,834 and $38,046 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under the brokerage/service arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $1,168, $966 and $749 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Each fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the funds who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the funds is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A	Class M
	Net commissions	Net commissions

Growth Portfolio	$314,932	$4,822

Balanced Portfolio	203,473	5,355

Conservative Portfolio	87,498	1,905

	Class B contingent	Class C contingent
	deferred sales charges	deferred sales charges

Growth Portfolio	$229,230	$8,369

Balanced Portfolio	163,246	4,958

Conservative Portfolio	37,024	2,145

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A deferred	Class M deferred
	sales charges	sales charges

Growth Portfolio	$2,099	$—

Balanced Portfolio	—	—

Conservative Portfolio	46	—

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

Other securities
	Purchases	Sales

Growth Portfolio	$1,501,008,599	$1,678,060,178

Balanced Portfolio	1,504,811,391	1,740,088,244

Conservative Portfolio	1,384,584,006	1,470,927,148

U.S. government securities
	Purchases	Sales

Growth Portfolio	$995,938	$995,313

Balanced Portfolio	1,991,875	1,990,625

Conservative Portfolio	1,991,875	1,990,625

Written option transactions during the reporting period are summarized as follows:

		Written	Written	Written	Written
		swap option	swap option	equity option	equity option
Growth Portfolio		contract amounts	premiums received	contract amounts	premiums received

Written options
outstanding at the
beginning of the
reporting period	USD	361,435,000	$20,482,389	—	$—

Options	USD	106,917,160	3,325,202	163,771	169,410
opened	JPY	58,000,000	35,830	—	—
	EUR	45,800,000	158,882	—	—

Options	USD	(43,403,600)	(1,930,194)	—	—
exercised

Options	USD	(85,917,600)	(3,492,584)	(158,296)	(158,296)
expired

Options	USD	—	—	(5,475)	(11,114)
closed	JPY	(58,000,000)	(35,830)	—	—
	EUR	(45,800,000)	(158,882)	—	—

Written options
outstanding at the
end of the
reporting period	USD	339,030,960	$18,384,813	—	$—

		Written	Written	Written	Written
		swap option	swap option	equity option	equity option
Balanced Portfolio		contract amounts	premiums received	contract amounts	premiums received

Written options
outstanding at the
beginning of the
reporting period	USD	547,676,000	$29,586,356	—	$—

Options	USD	119,569,800	4,287,125	133,703	137,612
opened	JPY	77,000,000	47,567	—	—
	EUR	59,320,000	205,782	—	—

Options	USD	(150,577,900)	(6,916,574)	—	—
exercised

Options	USD	(171,333,900)	(7,679,338)	(129,908)	(129,908)
expired

Options	USD	—	—	(3,795)	(7,704)
closed	JPY	(77,000,000)	(47,567)	—	—
	EUR	(59,320,000)	(205,782)	—	—

Written options
outstanding at the
end of the
reporting period	USD	345,334,000	$19,277,569	—	$—

		Written	Written	Written	Written
		swap option	swap option	equity option	equity option
Conservative Portfolio		contract amounts	premiums received	contract amounts	premiums received

Written options
outstanding at the
beginning of the
reporting period	USD	485,531,000	$26,523,900	—	$—

Options	USD	110,265,120	3,670,257	60,397	62,069
opened	JPY	74,000,000	45,714	—	—
	EUR	58,900,000	204,326	—	—

Options	USD	(118,302,500)	(5,377,588)	—	—
exercised

Options	USD	(145,760,500)	(6,386,669)	(58,774)	(58,774)
expired

Options	USD	—	—	(1,623)	(3,295)
closed	JPY	(74,000,000)	(45,714)	—	—
	EUR	(58,900,000)	(204,326)	—	—

Written options
outstanding at the
end of the
reporting period	USD	331,733,120	$18,429,900	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Growth Portfolio

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	14,449,094	$163,202,063	17,807,625	$157,317,766

Shares issued in connection with
reinvestment of distributions	4,262,106	46,456,956	5,139,722	41,888,736

	18,711,200	209,659,019	22,947,347	199,206,502

Shares repurchased	(21,833,792)	(245,831,755)	(39,157,555)	(341,415,682)

Net decrease	(3,122,592)	$(36,172,736)	(16,210,208)	$(142,209,180)

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,559,072	$17,363,726	2,364,610	$20,534,644

Shares issued in connection with
reinvestment of distributions	644,681	6,943,215	756,251	6,095,382

	2,203,753	24,306,941	3,120,861	26,630,026

Shares repurchased	(5,577,448)	(61,985,185)	(8,888,038)	(76,395,204)

Net decrease	(3,373,695)	$(37,678,244)	(5,767,177)	$(49,765,178)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,887,618	$20,593,138	1,772,411	$15,400,061

Shares issued in connection with
reinvestment of distributions	412,343	4,358,469	434,959	3,444,874

	2,299,961	24,951,607	2,207,370	18,844,935

Shares repurchased	(3,017,773)	(32,686,748)	(4,964,213)	(42,011,760)

Net decrease	(717,812)	$(7,735,141)	(2,756,843)	$(23,166,825)

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	270,585	$3,020,114	524,232	$4,796,869

Shares issued in connection with
reinvestment of distributions	107,177	1,152,158	121,548	978,460

	377,762	4,172,272	645,780	5,775,329

Shares repurchased	(590,524)	(6,512,217)	(1,256,105)	(10,239,574)

Net decrease	(212,762)	$(2,339,945)	(610,325)	$(4,464,245)

	Year ended 9/30/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	493,166	$5,459,249	481,927	$4,369,981

Shares issued in connection with
reinvestment of distributions	46,175	496,383	36,257	292,231

	539,341	5,955,632	518,184	4,662,212

Shares repurchased	(350,700)	(3,881,158)	(323,290)	(2,850,016)

Net increase	188,641	$2,074,474	194,894	$1,812,196

	Year ended 9/30/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,953,053	$67,303,803	20,139,123	$162,601,205

Shares issued in connection with
reinvestment of distributions	910,590	9,989,168	758,580	6,220,357

	6,863,643	77,292,971	20,897,703	168,821,562

Shares repurchased	(14,604,719)	(168,055,072)	(13,795,384)	(125,063,304)

Net increase (decrease)	(7,741,076)	$(90,762,101)	7,102,319	$43,758,258

Balanced Portfolio

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	12,994,333	$132,158,642	19,006,877	$155,950,273

Shares issued in connection with
reinvestment of distributions	4,810,030	48,155,840	5,510,888	43,547,232

	17,804,363	180,314,482	24,517,765	199,497,505

Shares repurchased	(23,261,768)	(235,300,166)	(44,258,205)	(358,889,747)

Net decrease	(5,457,405)	$(54,985,684)	(19,740,440)	$(159,392,242)

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	1,343,801	$13,607,180	1,874,046	$15,247,439

Shares issued in connection with
reinvestment of distributions	562,528	5,590,453	747,958	5,830,501

	1,906,329	19,197,633	2,622,004	21,077,940

Shares repurchased	(4,394,838)	(44,438,525)	(8,370,990)	(67,788,198)

Net decrease	(2,488,509)	$(25,240,892)	(5,748,986)	$(46,710,258)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,419,778	$14,165,406	1,813,026	$14,543,745

Shares issued in connection with
reinvestment of distributions	428,450	4,203,890	474,741	3,671,014

	1,848,228	18,369,296	2,287,767	18,214,759

Shares repurchased	(2,620,452)	(26,078,877)	(3,972,287)	(31,775,791)

Net decrease	(772,224)	$(7,709,581)	(1,684,520)	$(13,561,032)

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	350,396	$3,558,027	756,185	$6,089,856

Shares issued in connection with
reinvestment of distributions	106,958	1,067,847	120,510	947,106

	457,354	4,625,874	876,695	7,036,962

Shares repurchased	(443,943)	(4,497,150)	(1,380,462)	(11,190,516)

Net increase (decrease)	13,411	$128,724	(503,767)	$(4,153,554)

	Year ended 9/30/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	444,307	$4,444,337	358,622	$3,029,327

Shares issued in connection with
reinvestment of distributions	44,281	440,976	33,720	266,689

	488,588	4,885,313	392,342	3,296,016

Shares repurchased	(330,181)	(3,341,383)	(296,251)	(2,345,863)

Net increase	158,407	$1,543,930	96,091	$950,153

	Year ended 9/30/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,750,504	$58,260,233	19,619,155	$154,617,698

Shares issued in connection with
reinvestment of distributions	1,268,554	12,684,504	1,530,476	12,244,102

	7,019,058	70,944,737	21,149,631	166,861,800

Shares repurchased	(18,824,786)	(190,751,913)	(16,401,878)	(137,267,561)

Net increase (decrease)	(11,805,728)	$(119,807,176)	4,747,753	$29,594,239

Conservative Portfolio

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	8,445,962	$74,638,845	10,903,906	$81,456,545

Shares issued in connection with
reinvestment of distributions	2,149,894	18,853,605	1,822,133	13,424,763

	10,595,856	93,492,450	12,726,039	94,881,308

Shares repurchased	(11,017,447)	(97,397,611)	(19,283,991)	(142,656,042)

Net decrease	(421,591)	$(3,905,161)	(6,557,952)	$(47,774,734)

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	608,032	$5,335,805	1,118,550	$8,113,916

Shares issued in connection with
reinvestment of distributions	177,296	1,541,081	162,643	1,183,477

	785,328	6,876,886	1,281,193	9,297,393

Shares repurchased	(1,520,569)	(13,346,294)	(2,825,489)	(20,539,428)

Net decrease	(735,241)	$(6,469,408)	(1,544,296)	$(11,242,035)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,029,626	$9,010,086	1,122,542	$8,292,246

Shares issued in connection with
reinvestment of distributions	198,458	1,722,164	159,807	1,164,095

	1,228,084	10,732,250	1,282,349	9,456,341

Shares repurchased	(1,118,069)	(9,774,922)	(2,307,017)	(16,719,917)

Net increase (decrease)	110,015	$957,328	(1,024,668)	$(7,263,576)

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	188,127	$1,648,954	573,144	$4,057,682

Shares issued in connection with
reinvestment of distributions	49,669	431,402	46,447	338,666

	237,796	2,080,356	619,591	4,396,348

Shares repurchased	(302,021)	(2,640,883)	(845,388)	(6,432,972)

Net decrease	(64,225)	$(560,527)	(225,797)	$(2,036,624)

	Year ended 9/30/10		Year ended 9/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	162,127	$1,448,117	180,644	$1,396,133

Shares issued in connection with
reinvestment of distributions	17,482	156,135	10,056	75,687

	179,609	1,604,252	190,700	1,471,820

Shares repurchased	(111,529)	(998,153)	(264,325)	(1,923,860)

Net increase (decrease)	68,080	$606,099	(73,625)	$(452,040)

	Year ended 9/30/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	10,160,729	$89,915,133	16,949,372	$125,078,164

Shares issued in connection with
reinvestment of distributions	3,624,724	31,843,671	2,759,680	20,433,243

	13,785,453	121,758,804	19,709,052	145,511,407

Shares repurchased	(10,956,118)	(96,918,951)	(13,481,041)	(103,216,366)

Net increase	2,829,335	$24,839,853	6,228,011	$42,295,041

At the close of the reporting period, a shareholder of record owned 49.5% of the outstanding shares of the Conservative Portfolio.

Note 5: Summary of derivative activity

Growth Portfolio

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,089,385	Payables	$3,096,561

Foreign exchange
contracts	Receivables	12,167,139	Payables	7,942,665

	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
Equity contracts	(depreciation)	20,029,683*	(depreciation)	2,860,887*

Investments,
	Receivables, Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation /		Unrealized appreciation /
contracts	(depreciation)	46,677,711*	(depreciation)	92,712,958*

Total		$79,963,918		$106,613,071

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of change in unrealized and realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$1,534,947	$1,534,947

Foreign exchange
contracts	—	—	—	228,334	—	228,334

Equity contracts	—	(263,634)	(655,467)	—	1,832,847	913,746

Interest rate
contracts	(1,748,410)	—	(2,907,053)	—	(18,978,721)	(23,634,184)

Total	$(1,748,410)	$(263,634)	$(3,562,520)	$228,334	$(15,610,927)	$(20,957,157)

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,275,257	$2,275,257

Foreign exchange
contracts	—	—	—	14,662,458	—	14,662,458

Equity contracts	91,936	266,877	28,111,473	—	6,755,759	35,226,045

Interest rate
contracts	1,672,325	—	17,842,587	—	(9,192,399)	10,322,513

Total	$1,764,261	$266,877	$45,954,060	$14,662,458	$(161,383)	$62,486,273

Balanced Portfolio

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,646,857	Payables	$2,956,894

Foreign exchange
contracts	Receivables	10,064,504	Payables	6,999,641

	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
Equity contracts	(depreciation)	12,678,779*	(depreciation)	2,161,579*

Investments,
	Receivables, Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation /		Unrealized appreciation /
contracts	(depreciation)	53,575,291*	(depreciation)	125,379,484*

Total		$77,965,431		$137,497,598

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of change in unrealized and realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$27,470	$27,470

Foreign exchange
contracts	—	—	—	392,738	—	392,738

Equity contracts	—	(221,511)	(999,450)	—	1,570,877	349,916

Interest rate
contracts	(701,913)	—	(3,024,078)	—	(5,659,738)	(9,385,729)

Total	$(701,913)	$(221,511)	$(4,023,528)	$392,738	$(4,061,391)	$(8,615,605)

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,500,646	$2,500,646

Foreign exchange
contracts	—	—	—	12,627,460	—	$12,627,460

Equity contracts	83,778	133,941	9,407,433	—	5,429,630	$15,054,782

Interest rate
contracts	4,771,190	—	38,518,613	—	(41,967,342)	$1,322,461

Total	$4,854,968	$133,941	$47,926,046	$12,627,460	$(34,037,066)	$31,505,349

Conservative Portfolio

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,129,169	Payables	$2,347,515

Foreign exchange
contracts	Receivables	3,858,213	Payables	3,747,990

	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
Equity contracts	(depreciation)	6,106,371*	(depreciation)	3,939,188*

Investments,
	Receivables, Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation /		Unrealized appreciation /
contracts	(depreciation)	44,164,495*	(depreciation)	101,331,415*

Total		$55,258,248		$111,366,108

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of change in unrealized and realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(262,373)	$(262,373)

Foreign exchange
contracts	—	—	—	(376,649)	—	(376,649)

Equity contracts	—	(126,898)	(2,155,300)	—	1,329,169	(953,029)

Interest rate
contracts	(3,272,135)	—	(1,878,020)	—	(61,519,672)	(66,669,827)

Total	$(3,272,135)	$(126,898)	$(4,033,320)	$(376,649)	$(60,452,876)	$(68,261,878)

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$1,986,740	$1,986,740

Foreign exchange
contracts	—	—	—	5,044,706	—	5,044,706

Equity contracts	38,013	92,682	(7,027,635)	—	3,714,555	(3,182,385)

Interest rate
contracts	2,718,428	—	34,719,607	—	26,684,229	64,122,264

Total	$2,756,441	$92,682	$27,691,972	$5,044,706	$32,385,524	$67,971,325

Note 6: Investment in Putnam Money Market Liquidity Fund

Each fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the funds are recorded as interest income in the Statement of operations and totaled $570,921, $473,599 and $472,219 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated as follows:

	Cost of purchases	Proceeds of sales

Growth Portfolio	$1,414,752,649	$1,377,640,460

Balanced Portfolio	1,242,534,131	1,269,241,010

Conservative Portfolio	1,060,113,704	970,958,944

Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The funds may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Federal tax information (Unaudited)

The funds have designated 17.04%, 12.18% and 6.90% (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For their tax year ended September 30, 2010, the funds hereby designate 32.43%, 19.69% and 11.60% (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) or the maximum amount allowable, of their taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended September 30, 2010, pursuant to §871(k) of the Internal Revenue Code, the funds hereby designate $31,286,777, $74,038,366 and $51,622,229 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of distributions paid as qualifying to be taxed as interest-related dividends, and no amounts to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	338,078,489	9,970,237

Jameson A. Baxter	338,128,950	9,919,776

Charles B. Curtis	337,706,394	10,342,332

Robert J. Darretta	338,159,078	9,889,648

Myra R. Drucker	337,889,695	10,159,031

John A. Hill	338,213,260	9,835,466

Paul L. Joskow	338,211,188	9,837,538

Elizabeth T. Kennan*	337,742,595	10,306,131

Kenneth R. Leibler	338,067,893	9,980,833

Robert E. Patterson	338,168,771	9,879,955

George Putnam, III	338,060,838	9,987,888

Robert L. Reynolds	338,281,788	9,766,938

W. Thomas Stephens	338,138,030	9,910,696

Richard B. Worley	338,111,757	9,936,969

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

December 18, 2009 meeting

Conservative Portfolio

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

87,257,049	792,352	4,310,949	11,566,198

A proposal to amend the fundamental investment restriction with respect to investments in commodities was defeated as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

36,913,319	54,603,698	843,334	11,566,197

November 19, 2009 meeting

Growth Portfolio

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

89,634,265	2,144,091	4,959,482	26,082,181

Shareholder meeting results (Unaudited) (Continued)

A proposal to amend the fundamental investment restriction with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

83,683,457	10,560,478	2,493,904	26,082,180

A shareholder proposal requesting that the Board institute procedures to prevent the fund from holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity was defeated as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

29,599,713	61,655,388	5,482,738	26,082,180

Balanced Portfolio

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

84,354,953	2,119,788	8,556,796	26,270,623

A proposal to amend the fundamental investment restriction with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

82,824,019	9,347,741	2,859,777	26,270,623

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	John A. Hill, Chairman	Vice President
Management, LLC	Jameson A. Baxter,
One Post Office Square	Vice Chairman	Robert R. Leveille
Boston, MA 02109	Ravi Akhoury	Vice President and
	Barbara M. Baumann	Chief Compliance Officer
Investment Sub-Manager	Charles B. Curtis
Putnam Investments Ltd.	Robert J. Darretta	Mark C. Trenchard
57–59 St James’s Street	Myra R. Drucker	Vice President and
London, England SW1A 1LD	Paul L. Joskow	BSA Compliance Officer
Kenneth R. Leibler
Investment Sub-Advisor	Robert E. Patterson	Francis J. McNamara, III
The Putnam Advisory	George Putnam, III	Vice President and
Company, LLC	Robert L. Reynolds	Chief Legal Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109	Richard B. Worley	James P. Pappas
Vice President
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	Judith Cohen
One Post Office Square	President	Vice President, Clerk and
Boston, MA 02109		Assistant Treasurer
Jonathan S. Horwitz
Custodian	Executive Vice President,	Michael Higgins
State Street Bank	Principal Executive	Vice President, Senior Associate
and Trust Company	Officer, Treasurer and	Treasurer and Assistant Clerk
Compliance Liaison
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and
Independent Registered	Principal Financial Officer	Proxy Manager
Public Accounting Firm
PricewaterhouseCoopers LLP	Janet C. Smith	Susan G. Malloy
	Vice President, Assistant	Vice President and
	Treasurer and Principal	Assistant Treasurer
Accounting Officer

This report is for the information of shareholders of Putnam Asset Allocation Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN060 264134 11/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2010	$632,645	$--	$62,994	$5,466*
September 30, 2009	$669,622	$--	$60,159	$6,873*

* Includes fees of $5,466 and $6,873 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2010 and September 30, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2010 and September 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 468,113 and $ 587,915 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2010	$ --	$ 243,601	$ --	$ --
September 30, 2009	$ --	$ 485,847	$ --	$ --

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: November 24, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 24, 2010